   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON FEBRUARY 28, 2002
                                                     REGISTRATION NO. 333-
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                              ---------------------
                                    FORM N-14

                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933                      [X]

                              ---------------------
                         PRE-EFFECTIVE AMENDMENT NO.                       [ ]
                        POST-EFFECTIVE AMENDMENT NO.                       [ ]

                              ---------------------

                        MORGAN STANLEY S&P 500 INDEX FUND
                         A Massachusetts business trust
               (Exact Name of Registrant as Specified in Charter)

                            C/O MORGAN STANLEY TRUST
                     HARBORSIDE FINANCIAL CENTER, PLAZA TWO
                          JERSEY CITY, NEW JERSEY 07311
                    (Address of Principal Executive Offices)

                                 (800) 869-6397
                         (Registrant's Telephone Number)

                                BARRY FINK, ESQ.
                           1221 Avenue of the Americas
                            New York, New York 10020
                     (Name and Address of Agent for Service)

                              ---------------------

                                    COPY TO:
                             STUART M. STRAUSS, ESQ.
                            Mayer, Brown, Rowe & Maw
                                  1675 Broadway
                            New York, New York 10019

                             ---------------------

     THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THE REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.

                  The Exhibit Index is located on page [   ].

     PURSUANT TO RULE 429, THIS REGISTRATION STATEMENT RELATES TO SHARES PREVIOUSLY REGISTERED BY THE REGISTRANT ON FORM N-1A (REGISTRATION NOS. 333-29721; 811-8265).
================================================================================

                                    FORM N-14

                        MORGAN STANLEY S&P 500 INDEX FUND

                              CROSS REFERENCE SHEET

            PURSUANT TO RULE 481(A) UNDER THE SECURITIES ACT OF 1933

PART A OF FORM N-14 ITEM NO.               PROXY STATEMENT AND PROSPECTUS HEADING
------------------------------   ---------------------------------------------------------
1 (a) ........................   Cross Reference Sheet
  (b) ........................   Front Cover Page
  (c) ........................                               *
2 (a) ........................                               *
  (b) ........................   Table of Contents
3 (a) ........................   Fee Table
  (b) ........................   Synopsis
  (c) ........................   Principal Risk Factors
4 (a) ........................   The Reorganization
  (b) ........................   The Reorganization -- Capitalization Table (Unaudited)
5 (a) ........................   Registrant's Prospectus
  (b) ........................                               *
  (c) ........................                               *
  (d) ........................                               *
  (e) ........................   Available Information
  (f) ........................   Available Information
6 (a) ........................   Prospectus of Morgan Stanley S&P 500 Select Fund
  (b) ........................   Available Information
  (c) ........................                               *
  (d) ........................                               *
7 (a) ........................   Introduction -- General, Record Date; Share Information,
                                  Expenses of Solicitation, Proxies, Vote Required
  (b) ........................                               *
  (c) ........................   Introduction; The Reorganization -- Appraisal Rights
8 (a) ........................   The Reorganization
  (b) ........................                               *
9   ..........................                               *


PART B OF FORM N-14 ITEM NO.             STATEMENT OF ADDITIONAL INFORMATION HEADING
------------------------------   ----------------------------------------------------------
10(a) ........................   Cover Page
  (b) ........................                               *
11  ..........................   Table of Contents
12(a) ........................   Additional Information about Morgan Stanley S&P 500
                                 Index Fund
  (b) ........................                               *
  (c) ........................
13(a) ........................   Additional Information about Morgan Stanley S&P 500
                                 Select Fund
  (b) ........................                               *
  (c) ........................                               *
14    ........................   Registrant's Annual Report for the fiscal year ended
                                 August 31, 2001. Morgan Stanley S&P 500 Select Fund's
                                 Annual Report for the fiscal year ended February 28, 2001
                                 and Semi-Annual Report for the six-month period ended
                                 August 31, 2001.

 PART C OF FORM N-14 ITEM NO.                    OTHER INFORMATION HEADING
------------------------------   ----------------------------------------------------------
15  ..........................   Indemnification
16  ..........................   Exhibits
17  ..........................   Undertakings

----------
* Not Applicable or negative answer

                      MORGAN STANLEY S&P 500 SELECT FUND

                           C/O MORGAN STANLEY TRUST
                    HARBORSIDE FINANCIAL CENTER, PLAZA TWO
                         JERSEY CITY, NEW JERSEY 07311
                                (800) 869-6397

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD JUNE 19, 2002


TO THE SHAREHOLDERS OF MORGAN STANLEY S&P 500 SELECT FUND

     Notice is hereby given of a Special Meeting of the Shareholders of Morgan Stanley S&P 500 Select Fund ("S&P 500 Select") to be held in [CONFERENCE ROOM ] at Harborside Financial Center, Plaza Two, 2nd Floor, Jersey City, New Jersey 07311, at 10:30 a.m., Eastern time, on June 19, 2002, and any adjournments thereof (the "Meeting"), for the following purposes:

1. To consider and vote upon an Agreement and Plan of Reorganization, dated January 24, 2002 (the "Reorganization Agreement"), between S&P 500 Select and Morgan Stanley S&P 500 Index Fund ("S&P 500 Fund"), pursuant to which substantially all of the assets of S&P 500 Select would be combined with those of S&P 500 Fund and shareholders of S&P 500 Select would become shareholders of S&P 500 Fund receiving shares of S&P 500 Fund with a value equal to the value of their holdings in S&P 500 Select (the "Reorganization"); and

2.   To act upon such other matters as may properly come before the Meeting.

     The Reorganization is more fully described in the accompanying Proxy Statement and Prospectus and a copy of the Reorganization Agreement is attached as Exhibit A thereto. Shareholders of record at the close of business on March 21, 2002 are entitled to notice of, and to vote at, the Meeting. Please read the Proxy Statement and Prospectus carefully before telling us, through your proxy or in person, how you wish your shares to be voted. Alternatively, if you are eligible to vote telephonically by touchtone telephone or electronically on the Internet (as discussed in the enclosed Proxy Statement) you may do so in lieu of attending the Meeting in person. THE BOARD OF TRUSTEES OF S&P 500 SELECT RECOMMENDS YOU VOTE IN FAVOR OF THE REORGANIZATION. WE URGE YOU TO SIGN, DATE AND MAIL THE ENCLOSED PROXY PROMPTLY.


                                            By Order of the Board of Trustees,


                                            BARRY FINK,
                                            Secretary

[APRIL   ], 2002


--------------------------------------------------------------------------------
  YOU CAN HELP AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY RETURNING THE ENCLOSED PROXY. IF YOU ARE UNABLE
  TO BE PRESENT IN PERSON, PLEASE FILL IN, SIGN AND RETURN THE ENCLOSED PROXY
  IN ORDER THAT THE NECESSARY QUORUM BE REPRESENTED AT THE MEETING. THE
  ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. SHAREHOLDERS WILL BE ABLE TO VOTE TELEPHONICALLY BY TOUCHTONE TELEPHONE OR ELECTRONICALLY ON THE INTERNET BY FOLLOWING INSTRUCTIONS ON THEIR PROXY
  CARDS OR ON THE ENCLOSED VOTING INFORMATION CARD.
--------------------------------------------------------------------------------

                        MORGAN STANLEY S&P 500 INDEX FUND
                            C/O MORGAN STANLEY TRUST
                     HARBORSIDE FINANCIAL CENTER, PLAZA TWO
                          JERSEY CITY, NEW JERSEY 07311
                                 (800) 869-6397
                          ACQUISITION OF THE ASSETS OF
                       MORGAN STANLEY S&P 500 SELECT FUND
                        BY AND IN EXCHANGE FOR SHARES OF
                        MORGAN STANLEY S&P 500 INDEX FUND

     This Proxy Statement and Prospectus is being furnished to shareholders of Morgan Stanley S&P 500 Select Fund ("S&P 500 Select") in connection with an Agreement and Plan of Reorganization, dated January 24, 2002 (the "Reorganization Agreement"), pursuant to which substantially all the assets of S&P 500 Select will be combined with those of Morgan Stanley S&P 500 Index Fund ("S&P 500 Fund") in exchange for shares of S&P 500 Fund (the "Reorganization"). As a result of this transaction, shareholders of S&P 500 Select will become shareholders of S&P 500 Fund and will receive shares of S&P 500 Fund with a value equal to the value of their holdings in S&P 500 Select. The terms and conditions of this transaction are more fully described in this Proxy Statement and Prospectus and in the Reorganization Agreement between S&P 500 Select and S&P 500 Fund, attached hereto as Exhibit A. The address of S&P 500 Select is that of S&P 500 Fund set forth above. This Proxy Statement also constitutes a Prospectus of S&P 500 Fund, which is dated [APRIL ], 2002, filed by S&P 500 Fund with the Securities and Exchange Commission (the "Commission") as part of its Registration Statement on Form N-14 (the "Registration Statement").

     S&P 500 Fund is an open-end diversified management investment company whose investment objective is to seek to provide investment results that, before expenses, correspond to the total return (i.e., the combination of capital changes and income) of the Standard & Poor's (Registered Trademark) 500 Composite Stock Price Index (the "S&P 500 Index"). The fund normally invests at least 80% of its assets in common stocks of companies included in the S&P 500 Index. Morgan Stanley Investment Advisors Inc., the fund's Investment Manager, "passively" manages the fund's assets by investing in these S&P 500 stocks in approximately the same proportion as they are represented in the S&P 500 Index. The S&P 500 Index is a well-known stock market index that includes common stocks of 500 companies representing a significant portion of the market value of all common stocks publicly traded in the United States.

     This Proxy Statement and Prospectus set forth concisely information about S&P 500 Fund that shareholders of S&P 500 Select should know before voting on the Reorganization Agreement. A copy of the Prospectus for S&P 500 Fund dated October 31, 2001, is attached as Exhibit B and incorporated herein by reference. Also enclosed and incorporated herein by reference is S&P 500 Fund's Annual Report for the fiscal year ended August 31, 2001. A Statement of Additional Information relating to the Reorganization, described in this Proxy Statement and Prospectus (the "Additional Statement"), dated [APRIL ], 2002, has been filed with the Commission and is also incorporated herein by reference. Also incorporated herein by reference are S&P 500 Select's Prospectus, dated April 30, 2001, and Annual Report for its fiscal year ended February 28, 2001 and the succeeding unaudited Semi-Annual Report for the six-month period ended August 31, 2001. Such documents are available without charge by calling (800) 869-6397 (TOLL FREE).

Investors are advised to read and retain this Proxy Statement and Prospectus for future reference.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED ON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

         THIS PROXY STATEMENT AND PROSPECTUS IS DATED [APRIL   ], 2002.

                                TABLE OF CONTENTS
                         PROXY STATEMENT AND PROSPECTUS


                                                                                              PAGE
                                                                                             -----
INTRODUCTION .............................................................................      1
  General ................................................................................      1
  Record Date; Share Information .........................................................      1
  Proxies ................................................................................      2
  Expenses of Solicitation ...............................................................      2
  Vote Required ..........................................................................      3
SYNOPSIS .................................................................................      4
  The Reorganization .....................................................................      4
  Fee Table ..............................................................................      4
  Tax Consequences of the Reorganization .................................................      8
  Comparison of S&P 500 Select and S&P 500 Fund ..........................................      8
PRINCIPAL RISK FACTORS ...................................................................     11
THE REORGANIZATION .......................................................................     12
  The Proposal ...........................................................................     12
  The Board's Consideration ..............................................................     12
  The Reorganization Agreement ...........................................................     13
  Tax Aspects of the Reorganization ......................................................     14
  Description of Shares ..................................................................     16
  Capitalization Table (unaudited) .......................................................     16
  Appraisal Rights .......................................................................     17
COMPARISON OF INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS ...........................     17
  Investment Objectives and Policies .....................................................     17
  Investment Restrictions ................................................................     18
ADDITIONAL INFORMATION ABOUT S&P 500 SELECT AND S&P 500 FUND .............................     18
  General ................................................................................     18
  Financial Information ..................................................................     18
  Management .............................................................................     18
  Description of Securities and Shareholder Inquiries ....................................     19
  Dividends, Distributions and Taxes .....................................................     19
  Purchases, Repurchases and Redemptions .................................................     19
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE ..............................................     19
FINANCIAL STATEMENTS AND EXPERTS .........................................................     19
LEGAL MATTERS ............................................................................     19
AVAILABLE INFORMATION ....................................................................     19
OTHER BUSINESS ...........................................................................     20
Exhibit A - Agreement and Plan of Reorganization, dated January 24, 2002, by and between
 S&P 500 Select and S&P 500 Fund .........................................................    A-1
Exhibit B - Prospectus of S&P 500 Fund dated October 31, 2001 ............................    B-1

                                MORGAN STANLEY
                              S&P 500 SELECT FUND
                            C/O MORGAN STANLEY TRUST
                     HARBORSIDE FINANCIAL CENTER, PLAZA TWO
                         JERSEY CITY, NEW JERSEY 07311
                                 (800) 869-6397

                             --------------------
                        PROXY STATEMENT AND PROSPECTUS
                             --------------------
                        SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD JUNE 19, 2002


                                 INTRODUCTION


GENERAL

     This Proxy Statement and Prospectus is being furnished to the shareholders of Morgan Stanley S&P 500 Select Fund ("S&P 500 Select"), an open-end diversified management investment company, in connection with the solicitation by the Board of Trustees of S&P 500 Select (the "Board") of proxies to be used at the Special Meeting of Shareholders of S&P 500 Select to be held in
[CONFERENCE ROOM    ] at Harborside Financial Center, Plaza Two, 2nd Floor,
Jersey City, New Jersey 07311 at 10:30 A.M., Eastern time, on June 19, 2002 and any adjournments thereof (the "Meeting"). It is expected that the mailing of
this Proxy Statement and Prospectus will be made on or about [APRIL    ], 2002.

     At the Meeting, S&P 500 Select shareholders ("Shareholders") will consider and vote upon an Agreement and Plan of Reorganization, dated January 24, 2002 (the "Reorganization Agreement"), between S&P 500 Select and Morgan Stanley S&P 500 Index Fund ("S&P 500 Fund") pursuant to which substantially all of the assets of S&P 500 Select will be combined with those of S&P 500 Fund in exchange for shares of S&P 500 Fund. As a result of this transaction, Shareholders will become shareholders of S&P 500 Fund and will receive shares of S&P 500 Fund equal to the value of their holdings in S&P 500 Select on the date of such transaction (the "Reorganization"). Pursuant to the Reorganization, each Shareholder will receive the class of shares of S&P 500 Fund that corresponds to the class of shares of S&P 500 Select currently held by that Shareholder. Accordingly, as a result of the Reorganization, each Class A, Class B, Class C and Class D Shareholder of S&P 500 Select will receive Class A, Class B, Class C or Class D shares of S&P 500 Fund, respectively. The shares to be issued by S&P 500 Fund pursuant to the Reorganization (the "S&P 500 Fund Shares") will be issued at net asset value without an initial sales charge. Further information relating to S&P 500 Fund is set forth herein and in S&P 500 Fund's current Prospectus, dated October 31, 2001 ("S&P 500 Fund's Prospectus"), attached to this Proxy Statement and Prospectus and incorporated herein by reference.

     The information concerning S&P 500 Select contained herein has been supplied by S&P 500 Select and the information concerning S&P 500 Fund contained herein has been supplied by S&P 500 Fund.

RECORD DATE; SHARE INFORMATION

     The Board has fixed the close of business on March 21, 2002 as the record date (the "Record Date") for the determination of the Shareholders entitled to notice of, and to vote at, the Meeting. As of the Record Date,
there were [              ] shares of S&P 500 Select issued and outstanding.
Shareholders on the Record Date are entitled to one vote per share on each matter submitted to a vote at the Meeting. A majority of the outstanding shares entitled to vote, represented in person or by proxy, will constitute a quorum at the Meeting.

     The following persons were known to own, of record or beneficially, 5% or more of the outstanding shares of a Class of S&P 500 Select as of the Record
Date: [INSERT 5% OWNERSHIP INFORMATION.] As of the Record Date, the trustees and officers of S&P 500 Select, as a group, owned less than 1% of the outstanding shares of S&P 500 Select.

     The following persons were known to own of record or beneficially 5% or more of the outstanding shares of a Class of S&P 500 Fund as of the Record
Date: [INSERT 5% OWNERSHIP INFORMATION.] As of the Record Date, the trustees and officers of S&P 500 Fund, as a group, owned less than 1% of the outstanding shares of S&P 500 Fund.

PROXIES

     The enclosed form of proxy, if properly executed and returned, will be voted in accordance with the choice specified thereon. The proxy will be voted in favor of the Reorganization Agreement unless a choice is indicated to vote against or to abstain from voting on the Reorganization Agreement. The Board knows of no business, other than that set forth in the Notice of Special Meeting of Shareholders, to be presented for consideration at the Meeting. However, the proxy confers discretionary authority upon the persons named therein to vote as they determine on other business, not currently contemplated, which may come before the Meeting. Abstentions and, if applicable, broker "non-votes" will not count as votes in favor of the Reorganization Agreement, and broker "non-votes" will not be deemed to be present at the meeting for purposes of determining whether the Reorganization Agreement has been approved. Broker "non-votes" are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority. If a Shareholder executes and returns a proxy but fails to indicate how the votes should be cast, the proxy will be voted in favor of the Reorganization Agreement. The proxy may be revoked at any time prior to the voting thereof by: (i) delivering written notice of revocation to the Secretary of S&P 500 Select at 1221 Avenue of the Americas, New York, New York 10020; (ii) attending the Meeting and voting in person; or (iii) completing and returning a new proxy (whether by mail or, as discussed below, by touchtone telephone or the Internet) (if returned and received in time to be voted). Attendance at the Meeting will not in and of itself revoke a proxy.

     In the event that the necessary quorum to transact business or the vote required to approve or reject the Reorganization Agreement is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of shares of S&P 500 Select present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the Reorganization Agreement and will vote against any such adjournment those proxies required to be voted against the Reorganization Agreement.

EXPENSES OF SOLICITATION

     All expenses of this solicitation, including the cost of preparing and mailing this Proxy Statement and Prospectus, will be borne by S&P 500 Select
which expenses are expected to approximate $[       ]. S&P 500 Select and S&P
500 Fund will bear all of their respective other expenses associated with the Reorganization.

     The solicitation of proxies will be by mail, which may be supplemented by solicitation by mail, telephone or otherwise through officers of S&P 500 Select or officers and regular employees of Morgan Stanley

Investment Advisors Inc. ("Advisors" or the "Investment Manager"), Morgan Stanley Trust ("MS Trust" or the "Transfer Agent"). Morgan Stanley Services Company Inc. ("Morgan Stanley Services") and/or Morgan Stanley DW Inc. ("Morgan Stanley DW"), without special compensation therefor. In addition, S&P 500 Select may employ Alamo Direct Mail Services Inc. ("Alamo") as proxy solicitor,
the cost of which is not expected to exceed $[   ].

     Shareholders will be able to vote their shares by touchtone telephone or by Internet by following the instructions on the proxy card or on the Voting Information Card accompanying this Proxy Statement. To vote by Internet or by telephone, Shareholders can access the website or call the toll-free number listed on the proxy card or noted in the enclosed voting instructions. To vote by Internet or by telephone, Shareholders will need the "control number" that appears on the proxy card.


     In certain instances, Alamo and Morgan Stanley Trust may call Shareholders to ask if they would be willing to have their votes recorded by telephone. The telephone voting procedure is designed to authenticate Shareholders' identities, to allow Shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been recorded properly. No recommendation will be made as to how a Shareholder should vote on any Proposal other than to refer to the recommendations of the Board. S&P 500 Select has been advised by counsel that these procedures are consistent with the requirements of applicable law. Shareholders voting by telephone in this manner will be asked for their social security number or other identifying information and will be given an opportunity to authorize proxies to vote their shares in accordance with their instructions. To ensure that the Shareholders' instructions have been recorded correctly, they will receive a confirmation of their instructions in the mail. A special toll-free number set forth in the confirmation will be available in case the information contained in the confirmation is incorrect. Although a Shareholder's vote may be taken by telephone, each Shareholder will receive a copy of this Proxy Statement and may vote by mail using the enclosed proxy card or by touchtone telephone or the Internet as set forth above. The last proxy vote received in time to be voted, whether by proxy card, touchtone telephone or Internet, will be the last vote that is counted and will revoke all previous votes by the Shareholder. With respect to the solicitation of a telephonic vote by Alamo,
additional expenses would include $[   ] per telephone vote transacted, [   ]
per outbound telephone contact and costs relating to obtaining Shareholders' telephone numbers, which would be borne by S&P 500 Select.

VOTE REQUIRED

     Approval of the Reorganization Agreement by the Shareholders requires the affirmative vote of a majority (i.e., more than 50%) of the shares of S&P 500 Select represented in person or by proxy and entitled to vote at the Meeting, provided a quorum is present at the Meeting. If the Reorganization Agreement is not approved by Shareholders, S&P 500 Select will continue in existence and the Board will consider alternative actions.

                                   SYNOPSIS

     The following is a synopsis of certain information contained in or incorporated by reference in this Proxy Statement and Prospectus. This synopsis is only a summary and is qualified in its entirety by the more detailed information contained or incorporated by reference in this Proxy Statement and Prospectus and the Reorganization Agreement. Shareholders should carefully review this Proxy Statement and Prospectus and Reorganization Agreement in their entirety and, in particular, S&P 500 Fund's Prospectus, which is attached to this Proxy Statement and incorporated herein by reference.

THE REORGANIZATION

     The Reorganization Agreement provides for the transfer of substantially all the assets of S&P 500 Select, subject to stated liabilities, to S&P 500 Fund in exchange for the S&P 500 Fund Shares. The aggregate net asset value of the S&P 500 Fund Shares issued in the exchange will equal the aggregate value of the net assets of S&P 500 Select received by S&P 500 Fund. On or after the closing date scheduled for the Reorganization (the "Closing Date"), S&P 500 Select will distribute the S&P 500 Fund Shares received by S&P 500 Select to Shareholders as of the Valuation Date (as defined below under "The Reorganization -- The Reorganization Agreement") in complete liquidation of S&P 500 Select, and S&P 500 Select will thereafter be dissolved and deregistered under the Investment Company Act of 1940, as amended (the "1940 Act"). As a result of the Reorganization, each Shareholder will receive that number of full and fractional S&P 500 Fund Shares equal in value to such Shareholder's pro rata interest in the net assets of S&P 500 Select transferred to S&P 500 Fund. Pursuant to the Reorganization, each Shareholder will receive the class of shares of S&P 500 Fund that corresponds to the class of shares of S&P 500 Select currently held by that Shareholder. Accordingly, as a result of the Reorganization, each Class A, Class B, Class C and Class D Shareholder of S&P 500 Select will become a holder of Class A, Class B, Class C or Class D shares of S&P 500 Fund, respectively. Shareholders holding their shares of S&P 500 Select in certificate form will be asked to surrender their certificates in connection with the Reorganization. Shareholders who do not surrender their certificates prior to the Closing Date will still receive their shares of S&P 500 Fund; however, such Shareholders will not be able to redeem, transfer or exchange the S&P 500 Fund Shares received until the old certificates have been surrendered. The Board has determined that the interests of Shareholders will not be diluted as a result of the Reorganization.

     At least one but not more than 20 business days prior to the Valuation Date, S&P 500 Select will declare and pay a dividend or dividends which, together with all previous such dividends, will have the effect of distributing to Shareholders all of S&P 500 Select's investment company taxable income for all periods since the inception of S&P 500 Select through and including the Valuation Date (computed without regard to any dividends paid deduction), and all of S&P 500 Select's net capital gain, if any, realized in such periods (after reduction for any capital loss carryforward).

     FOR THE REASONS SET FORTH BELOW UNDER "THE REORGANIZATION -- THE BOARD'S CONSIDERATION," THE BOARD, INCLUDING THE TRUSTEES WHO ARE NOT "INTERESTED PERSONS" OF S&P 500 SELECT ("INDEPENDENT TRUSTEES"), AS THAT TERM IS DEFINED IN THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE "1940 ACT"), HAS CONCLUDED THAT THE REORGANIZATION IS IN THE BEST INTERESTS OF S&P 500 SELECT AND ITS SHAREHOLDERS AND RECOMMENDS APPROVAL OF THE REORGANIZATION AGREEMENT.

FEE TABLE

     The following table briefly describes the fees and expenses that a shareholder of S&P 500 Select and S&P 500 Fund may pay if they buy and hold shares of each respective fund. These expenses are deducted from each respective fund's assets and are based on expenses paid by S&P 500 Select for its fiscal year ended February 28, 2001, and by S&P 500 Fund for its fiscal year ended August 31, 2001. S&P 500 Select and S&P 500 Fund each pay expenses for management of their assets, distribution of their shares and other services, and those expenses are reflected in the net asset value per share of each fund. The table also sets forth pro forma fees for the surviving combined fund (S&P 500 Fund) (the "Combined Fund"), reflecting what the fee schedule would have been on August 31, 2001, if the Reorganization had been consummated twelve (12) months prior to that date.

Shareholder Fees
----------------

                                                                S&P               S&P            PRO FORMA
                                                                500               500          COMBINED FUND
                                                               SELECT             FUND         (S&P 500 FUND)
                                                          ---------------   ---------------   ---------------
MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES
 (AS A PERCENTAGE OF OFFERING PRICE)
Class A ...............................................      5.25%(1)          5.25%(1)          5.25%(1)
Class B ...............................................       none              none              none
Class C ...............................................       none              none              none
Class D ...............................................       none              none              none
MAXIMUM SALES CHARGE (LOAD) IMPOSED ON REINVESTED
 DIVIDENDS
Class A ...............................................       none              none              none
Class B ...............................................       none              none              none
Class C ...............................................       none              none              none
Class D ...............................................       none              none              none
MAXIMUM CONTINGENT DEFERRED SALES CHARGE (LOAD) (AS A
 PERCENTAGE OF THE LESSER OF ORIGINAL PURCHASE PRICE OR
 REDEMPTION PROCEEDS)
Class A ...............................................       none(2)           none(2)           none(2)
Class B ...............................................      5.00%(3)          5.00%(3)          5.00%(3)
Class C ...............................................      1.00%(4)          1.00%(4)          1.00%(4)
Class D ...............................................       none              none              none
REDEMPTION FEES
Class A ...............................................       none              none              none
Class B ...............................................       none              none              none
Class C ...............................................       none              none              none
Class D ...............................................       none              none              none
EXCHANGE FEE
Class A ...............................................       none              none              none
Class B ...............................................       none              none              none
Class C ...............................................       none              none              none
Class D ...............................................       none              none              none

Annual Fund Operating Expenses (expenses that are deducted from fund assets)
----------------------------------------------------------------------------


                                                                S&P               S&P            PRO FORMA
                                                                500               500          COMBINED FUND
                                                               SELECT             FUND         (S&P 500 FUND)
                                                          ---------------   ---------------   ---------------
MANAGEMENT FEES(5)
Class A ...............................................      0.60%             0.36%             0.36 %
Class B ...............................................      0.60%             0.36%             0.36 %
Class C ...............................................      0.60%             0.36%             0.36 %
Class D ...............................................      0.60%             0.36%             0.36 %

                                                                 S&P            S&P          PRO FORMA
                                                                 500            500        COMBINED FUND
                                                               SELECT          FUND        (S&P 500 FUND)
                                                            ------------   ------------   ---------------
DISTRIBUTION AND SERVICE (12B-1) FEES
Class A ...............................................       0.24%             0.19%          0.20%
Class B ...............................................       1.00%             1.00%          1.00%
Class C ...............................................       0.88%             1.00%          1.00%
Class D ...............................................       none              none           none
OTHER EXPENSES
Class A ...............................................       0.32%             0.14%          0.14%
Class B ...............................................       0.32%             0.14%          0.14%
Class C ...............................................       0.32%             0.14%          0.14%
Class D ...............................................       0.32%             0.14%          0.14%
TOTAL ANNUAL FUND OPERATING EXPENSES
Class A ...............................................       1.16%             0.69%          0.70%
Class B ...............................................       1.92%             1.50%          1.50%
Class C ...............................................       1.80%             1.50%          1.50%
Class D ...............................................       0.92%             0.50%          0.50%

----------
(1) Reduced for purchases of $25,000 or more (see "Share Class Arrangements -- Class A Shares" in each fund's Prospectus).

(2) Investments that are not subject to any sales charge at the time of purchase are subject to a Contingent Deferred Sales Charge ("CDSC") of 1.00% that will be imposed on redemptions made within one year after purchase, except for certain specific circumstances (see "Purchases, Exchanges and Redemptions" below and "Share Class Arrangements -- Class A Shares" in each fund's Prospectus).

(3) The CDSC is scaled down to 1.00% during the sixth year, reaching zero thereafter.

(4) Only applicable to redemptions made within one year after purchase (see "Purchases, Exchanges and Redemptions" below and "Share Class Arrangements -- Class C Shares" in each fund's Prospectus).

(5) The Investment Manager of S&P 500 Fund has agreed to assume all expenses (except for brokerage and 12b-1 fees) and to waive the compensation provided for in its Investment Management Agreement with the fund to the extent that such expenses and compensation on an annualized basis exceed 0.50% of the daily net assets of the fund (the "Undertaking"), and would continue to do so on a permanent basis for the Combined Fund. The fees and expenses for S&P 500 Fund disclosed above reflect the assumption of such expenses and waiver of compensation by the Investment Manager for the fund's fiscal year ended August 31, 2001.

EXAMPLE

     To attempt to show the effect of these expenses on an investment over time, the hypotheticals shown below have been created. The example assumes that an investor invests $10,000 in either S&P 500 Select or S&P 500 Fund or the new Combined Fund (S&P 500 Fund), that the investment has a 5% return each year and that the operating expenses for each fund remain the same (as set forth in the chart above). Although a shareholder's actual costs may be higher or lower, the tables below show a shareholder's costs at the end of each period based on these assumptions depending upon whether or not a shareholder sold his shares at the end of each period.

     If a Shareholder SOLD His Shares:

                      1 YEAR     3 YEARS     5 YEARS     10 YEARS
                     --------   ---------   ---------   ---------
S&P 500 Select
 Class A .........     $637        $874      $1,130      $1,860
 Class B .........      695         903       1,237       2,243
 Class C .........      283         566         975       2,116
 Class D .........       94         293         509       1,131
S&P 500 Fund
 Class A .........      592         734         889       1,338
 Class B .........      653         774       1,018       1,791
 Class C .........      253         474         818       1,791
 Class D .........       51         160         280         628
Pro Forma Combined
 Class A .........      593         737         894       1,350
 Class B .........      653         774       1,018       1,791
 Class C .........      253         474         818       1,791
 Class D .........       51         160         280         628


     If a Shareholder HELD His Shares:

                      1 YEAR     3 YEARS     5 YEARS     10 YEARS
                     --------   ---------   ---------   ---------
S&P 500 Select
 Class A .........     $637        $874      $1,130      $1,860
 Class B .........      195         603       1,037       2,243
 Class C .........      183         566         975       2,116
 Class D .........       94         293         509       1,131
S&P 500 Fund
 Class A .........      592         734         889       1,338
 Class B .........      153         474         818       1,791
 Class C .........      153         474         818       1,791
 Class D .........       51         160         280         628
Pro Forma Combined
 Class A .........      593         737         894       1,350
 Class B .........      153         474         818       1,791
 Class C .........      153         474         818       1,791
 Class D .........       51         160         280         628

     WHILE CLASS B AND CLASS C SHARES DO NOT HAVE ANY FRONT-END SALES CHARGES, THEIR HIGHER ONGOING ANNUAL EXPENSES (DUE TO HIGHER 12B-1 FEES) MEANS THAT OVER TIME A SHAREHOLDER COULD END UP PAYING MORE FOR THESE SHARES THAN IF THEY WERE TO PAY FRONT-END SALES CHARGES FOR CLASS A.

     The purpose of the foregoing fee table is to assist the investor or shareholder in understanding the various costs and expenses that an investor or shareholder in the fund will bear directly or indirectly. For a more complete description of these costs and expenses, see "Comparison of S&P 500 Select and S&P 500 Fund -- Investment Management and Distribution Plan Fees," "Other Significant Fees," and "Purchases, Exchanges and Redemptions" below.

TAX CONSEQUENCES OF THE REORGANIZATION

     As a condition to the Reorganization, S&P 500 Select will receive an opinion of Mayer, Brown & Platt to the effect that the Reorganization will constitute a tax-free reorganization for federal income tax purposes, and that no gain or loss will be recognized by S&P 500 Select or the Shareholders of S&P 500 Select for federal income tax purposes as a result of the transactions included in the Reorganization. For further information about the tax consequences of the Reorganization, see "The Reorganization -- Tax Aspects of the Reorganization" below.

COMPARISON OF S&P 500 SELECT AND S&P 500 FUND

     INVESTMENT OBJECTIVES AND POLICIES. The investment objective of S&P 500 Select is to seek to provide a total return (before expenses) that exceeds the total return (i.e., the combination of capital changes and income) of the Standard & Poor's (Registered Trademark) 500 Composite Stock Price Index (the "S&P 500 Index"). The investment objective of S&P 500 Fund is to seek to provide investment results that, before expenses, correspond to the total return of the S&P 500 Index. The S&P 500 Index is a well-known stock market index that includes common stocks of 500 companies representing a significant portion of the market value of all common stocks publicly traded in the United States. The S&P 500 Index may include some foreign companies.

     S&P 500 Fund seeks to achieve its investment objective by normally investing at least 80% of its assets in common stocks of companies included in the S&P 500 Index. The Investment Manager "passively" manages the fund's assets by investing in stocks in approximately the same proportion as they are represented in the S&P 500 Index. For example, if the common stock of a specific company represents five percent of the S&P 500 Index, the Investment Manager typically will invest the same percentage of the fund's assets in that stock. The Investment Manager seeks a correlation between the performance of S&P 500 Fund, before expenses, and that of the S&P 500 Index of 95% or better. (A figure of 100% would indicate perfect correlation.)

     S&P 500 Select also seeks to achieve its investment objective by normally investing at least 80% of its assets in common stocks of companies included in the S&P 500 Index. Unlike S&P 500 Fund, however, the fund is actively managed by its Investment Manager. As such, the fund does not seek to match the performance of the S&P 500 Index. In buying and selling securities for S&P 500 Select, the Investment Manager seeks to identify those companies listed in the S&P 500 Index that have favorable investment recommendations from the equity research departments of recognized investment banking firms, including Morgan Stanley Dean Witter & Co. The Investment Manager considers the available analytical research reports and investment recommendations concerning each of the companies included in the S&P 500 Index, together with its own investment analysis, to select or overweight favorable companies. The Investment Manager can consider investing in all of the industries represented in the S&P 500 Index, but may not do so if the companies within an industry do not meet its investment criteria.

     The principal differences between the funds' investment policies, as well as certain similarities, are more fully described under "Comparison of Investment Objectives, Policies and Restrictions" below.

     The investment policies of both S&P 500 Select and S&P 500 Fund are not fundamental and may be changed by their respective Boards of Trustees.

     INVESTMENT MANAGEMENT AND DISTRIBUTION PLAN FEES. S&P 500 Select and S&P 500 Fund obtain management services from MS Advisors. S&P 500 Select pays MS Advisors monthly compensation calculated daily at an annual rate of 0.60% of the fund's average daily net assets. With respect to S&P 500 Fund, the fund pays MS Advisors monthly compensation calculated daily by applying the following annual rates to the net assets of the fund determined as of the close of each business day: 0.40% to the portion of daily net assets not exceeding $1.5 billion; 0.375% to the portion of daily net assets exceeding $1.5 billion but not exceeding

$3 billion; and 0.350% to the portion of such daily net assets exceeding $3 billion. The Investment Manager of S&P 500 Fund has agreed, under its Investment Management Agreement with the fund, to assume all expenses (except for brokerage and 12b-1 fees) and to waive the compensation provided for in its Investment Management Agreement with the fund to the extent that such expenses and compensation on an annualized basis exceed 0.50% of the daily net assets of the fund (and would continue to do so on a permanent basis for the Combined Fund). Each class of both funds' shares is subject to the same management fee rates applicable to the respective fund.

     Both S&P 500 Select and S&P 500 Fund have adopted similar distribution plans pursuant to Rule 12b-1 under the 1940 Act to provide that the fund will reimburse Morgan Stanley Distributors Inc., the funds' distributor (the "Distributor"), and others for the expenses of certain activities and services incurred by them in connection with the distribution of the Class A, Class B, and Class C shares of the fund. Reimbursement for these expenses is made in monthly payments by each fund to the Distributor at the maximum annual rate of 0.25% of the average daily net assets of Class A shares, and 1.00% of the average daily net assets of each of Class B and Class C shares. There are no 12b-1 fees applicable to each fund's Class D shares. For further information relating to the 12b-1 fees applicable to each class of S&P 500 Fund's shares, see the section entitled "Share Class Arrangements" in S&P 500 Fund's Prospectus, attached hereto. The Distributor also receives the proceeds of any contingent deferred sales charge ("CDSC") paid by the funds' shareholders at the time of redemption. The CDSC schedules applicable to each of S&P 500 Select and S&P 500 Fund are set forth below under "Purchases, Exchanges and Redemptions."

     OTHER SIGNIFICANT FEES. Both S&P 500 Select and S&P 500 Fund pay additional fees in connection with their operations, including legal, auditing, transfer agent, trustees fees and custodial fees. See "Synopsis -- Fee Table" above for the percentage of average net assets represented by such "Other Expenses."

     PURCHASES, EXCHANGES AND REDEMPTIONS. Class A shares of each fund are sold at net asset value plus an initial sales charge of up to 5.25%. The initial sales charge is reduced for certain purchases. Investments of $1 million or more (and investments by certain other limited categories of investors) are not subject to any sales charges at the time of purchase, but are subject to a CDSC of 1.0% on redemptions made within one year after purchase (except for certain specific circumstances fully described in each fund's Prospectus).

     Class B shares of each fund are offered at net asset value with no initial sales charge, but are subject to the same CDSC schedule set forth below:


                                         CLASS B SHARES OF S&P 500 SELECT
   YEAR SINCE PURCHASE PAYMENT MADE              AND S&P 500 FUND
-------------------------------------   ---------------------------------
     First ..........................                5.0%
     Second .........................                4.0%
     Third ..........................                3.0%
     Fourth .........................                2.0%
     Fifth ..........................                2.0%
     Sixth ..........................                1.0%
     Seventh and thereafter .........                none

     Class C shares of each fund are sold at net asset value with no initial sales charge, but are subject to a CDSC of 1.0% on redemptions made within one year after purchase. The CDSC may be waived for certain redemptions (which are fully described under the section "Share Class Arrangements" in each fund's Prospectus).

     Class D shares of each fund are available only to limited categories of investors and are sold at net asset value with no initial sales charge or CDSC.

     The CDSC charge is paid to the Distributor. Shares of S&P 500 Select and S&P 500 Fund are distributed by the Distributor and offered by Morgan Stanley DW and other dealers who have entered into selected dealer agreements with the Distributor. For further information relating to the CDSC schedules applicable to each of the classes of shares of S&P 500 Select and S&P 500 Fund, see the section entitled "Share Class Arrangements" in each fund's Prospectus.

     Shares of each class of S&P 500 Select and S&P 500 Fund may be exchanged for shares of the same class of any other Morgan Stanley Fund that offers its shares in more than one class, without the imposition of an exchange fee. Additionally, shares of each class of S&P 500 Select and S&P 500 Fund may be exchanged for shares of Morgan Stanley Short-Term U.S. Treasury Trust, Morgan Stanley North American Government Income Trust, Morgan Stanley Limited Term Municipal Trust, Morgan Stanley Limited Duration Fund and the five Morgan Stanley Funds that are listed as money market funds inside the back cover of each fund's Prospectus (the foregoing nine funds are collectively referred to as the "Exchange Funds"), without the imposition of an exchange fee. Class A shares of S&P 500 Select and S&P 500 Fund may also be exchanged for shares of Morgan Stanley Hawaii Municipal Trust and Morgan Stanley Multi-State Municipal Series Trust, without the imposition of an exchange fee. Upon consummation of the Reorganization, the foregoing exchange privileges will still be applicable to shareholders of the Combined Fund.

     S&P 500 Fund Shares distributed to Shareholders as a result of the Reorganization will not be subject to an initial sales charge.

     With respect to both funds, no CDSC is imposed at the time of any exchange, although any applicable CDSC will be imposed upon ultimate redemption. For purposes of calculating the holding period in determining any applicable CDSC upon redemption of shares received as a result of the Reorganization, any period during which the shareholder held shares of a fund that charged a CDSC (e.g., S&P 500 Select) will be counted. During the period of time a shareholder of S&P 500 Select or S&P 500 Fund remains in an Exchange Fund, the holding period (for purposes of determining the CDSC rate) is frozen. Both S&P 500 Select and S&P 500 Fund provide telephone exchange privileges to their shareholders. For greater details relating to exchange privileges applicable to S&P 500 Fund, see the section entitled "How to Exchange Shares" in S&P 500 Fund's Prospectus.

     Shareholders of S&P 500 Select and S&P 500 Fund may redeem their shares for cash at any time at the net asset value per share next determined; however, such redemption proceeds may be reduced by the amount of any applicable CDSC. Both S&P 500 Select and S&P 500 Fund offer a reinstatement privilege whereby a shareholder who has not previously exercised such privilege whose shares have been redeemed or repurchased may, within thirty-five days after the date of redemption or repurchase, reinstate any portion or all of the proceeds thereof in shares of the same class from which such shares were redeemed or repurchased and receive a pro rata credit for any CDSC paid in connection with such redemption or repurchase. S&P 500 Select and S&P 500 Fund may redeem involuntarily, at net asset value, most accounts valued at less than $100.

     DIVIDENDS. Each fund declares dividends separately for each of its classes. S&P 500 Select pays dividends from net investment income semi-annually and usually distributes net capital gains, if any, in June and December. S&P 500 Fund pays dividends from net investment income annually and usually distributes net capital gains, if any, in December. Each fund, however, may determine either to distribute or to retain all or part of any net long-term capital gains in any year for reinvestment. With respect to each fund, dividends and capital gains distributions are automatically reinvested in additional shares of the same class of shares of the fund at net asset value unless the shareholder elects to receive cash. For more details relating to how each fund makes distributions, see the section "Distributions" in each fund's Prospectus.

                            PRINCIPAL RISK FACTORS

     The share price or net asset value and returns of S&P 500 Select and S&P 500 Fund will fluctuate with changes in the market value of their respective portfolio securities. The market value of the funds' portfolio securities will increase or decrease due to a variety of market, economic and political factors, including movements in interest rates, which cannot be predicted.

     Each fund invests in common stocks of companies included in the S&P 500 Index. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors.

     The S&P 500 Index may include common stocks of some foreign companies, in which the funds may invest. Investments in foreign securities (including depository receipts) involve risks in addition to the risks associated with domestic securities. One additional risk is currency risk. Foreign securities also have risks related to economic and political developments abroad. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies.

     Unlike S&P 500 Select, S&P 500 Fund operates as a "passively" managed index fund, designed to invest in stocks in approximately the same proportion as they are represented on the S&P 500 Index. As a passively managed fund, S&P 500 Fund is subject to certain additional risks. For example, the adverse performance of a particular stock ordinarily will not result in the elimination of the stock from the fund's portfolio. S&P 500 Fund will remain invested in common stocks even when stock prices are generally falling. Ordinarily, the fund's Investment Manager will not sell the fund's portfolio securities except to reflect additions or deletions of the stocks that comprise the S&P 500 Index, or as may be necessary to raise cash to pay fund shareholders who sell fund shares.

     S&P 500 Fund seeks a correlation between the performance of the fund, before expenses, and that of the S&P 500 Index of 95% or better. (A figure of 100% would indicate perfect correlation.) However, the performance of the S&P 500 Index is a hypothetical number which does not take into account brokerage commissions and other transaction costs, custody, and other costs which will be borne by the fund (e.g., management fee, transfer agency, and accounting costs). S&P 500 Fund's ability to correlate its performance, before expenses, with the S&P 500 Index may be affected by, among other things, changes in securities markets, the manner in which the S&P 500 Index is calculated, and the timing of purchases and sales. The fund's ability to correlate its performance to the index also depends to some extent on the size of the fund's portfolio, the size of cash flows into and out of the fund, and differences between how and when the fund and the index are valued. S&P 500 Fund's Investment Manager regularly monitors the correlation and, in the event the desired correlation is not achieved, the Investment Manager determines what additional investment changes may need to be made.

     In addition to common stocks, each fund may invest in stock index futures on the S&P 500 Index, as well as stock index futures transactions on other indices. Stock index futures on the S&P 500 Index may be used to simulate investment in the S&P 500 Index while retaining a cash balance for fund management purposes, to facilitate trading, to reduce transaction costs or to seek higher investment returns. If either fund invests in futures, its participation in these markets would subject the fund's portfolios to certain risks. The Investment Manager's predictions of movements in the directions of the stock market may be inaccurate, and the adverse consequences to the fund (e.g., a reduction in the fund's net asset value or a reduction in the amount of income available for distribution) may leave the fund in a worse position than if these strategies were not used. Other risks inherent in the use of futures include, for example, the possible imperfect correlation between the price of futures contracts and movements in the prices of the securities or indices, and the possible absence of a liquid secondary market for any particular instrument.

     Each fund may also invest in Standard & Poor's Depository Receipts ("SPDRs"). SPDRs are designed to track the S&P 500 Index. SPDRs represent an ownership interest in the SPDR Trust, which holds a portfolio of common stocks that closely tracks the price, performance, and dividend yield of the S&P 500 Index. SPDRs trade on the American Stock Exchange like shares of common stock. SPDRs have many of the same risks as direct investments in common stocks. The market value of SPDRs is expected to rise and fall as the S&P 500 Index rises and falls. A fund indirectly bears its ratable share of the SPDR's expenses.

     The foregoing discussion is a summary of the principal risk factors. For a more complete discussion of the risks of each fund, see the sections entitled "Principal Risks" and "Additional Risk Information" in each fund's Prospectus, both of which are incorporated herein by reference.

                              THE REORGANIZATION

THE PROPOSAL

     The Board of S&P 500 Select, including the Independent Trustees, having reviewed the financial position of S&P 500 Select and the prospects for achieving economies of scale through the Reorganization and having determined that the Reorganization is in the best interests of S&P 500 Select and its Shareholders and that the interests of Shareholders will not be diluted as a result thereof, recommends approval of the Reorganization by Shareholders of S&P 500 Select.

THE BOARD'S CONSIDERATION

     At a meeting held on January 24, 2002, the Board, including the Independent Trustees, unanimously approved the Reorganization Agreement and determined to recommend that Shareholders approve the Reorganization Agreement. In reaching this decision, the Board made an extensive inquiry into a number of factors, particularly the comparative expenses currently incurred in the operations of S&P 500 Select and S&P 500 Fund. The Board also considered other factors, including, but not limited to: the general compatibility of the investment objectives, policies and restrictions of S&P 500 Select and S&P 500 Fund; the terms and conditions of the Reorganization which would affect the price of shares to be issued in the Reorganization; the tax-free nature of the Reorganization; and any direct or indirect costs to be incurred by S&P 500 Select and S&P 500 Fund in connection with the Reorganization.

     In recommending the Reorganization to Shareholders, the Board of S&P 500 Select considered that the Reorganization would have the following benefits to
Shareholders:

     1. Once the Reorganization is consummated, the expenses which would be borne by shareholders of each class of the Combined Fund will be appreciably lower on a percentage basis than the expenses per share of each corresponding class of S&P 500 Select. This is primarily attributable to the fact that the investment management fee rate paid by S&P 500 Fund for its last fiscal year (0.36%, pursuant to the Undertaking) was substantially lower than the investment management fee rate paid by S&P 500 Select for its last fiscal year (0.60%). The Board also noted that S&P 500 Fund's "Other Expenses" for its last fiscal year (0.14%) were significantly lower than S&P 500 Select's "Other Expenses" for its last fiscal year (0.32%). In addition, the permanent nature of the Undertaking pursuant to which the S&P 500 Fund's expenses (except for brokerage and 12b-1 fees) are capped at 0.50% of the fund's average net assets was also noted by the Board.

     2. The Board also noted that the Reorganization would afford Shareholders the opportunity for continued participation in a fund which invests principally in stocks included in the S&P 500 Index.

     3. The Reorganization is intended to qualify as a tax-free reorganization for Federal income tax purposes, pursuant to which no gain or loss will be recognized by S&P 500 Select or its Shareholders for Federal income tax purposes as a result of transactions included in the Reorganization.

     The Board of Trustees of S&P 500 Fund, including a majority of the Independent Trustees of S&P 500 Fund, also have determined that the Reorganization is in the best interests of S&P 500 Fund and its shareholders and that the interests of existing shareholders of S&P 500 Fund will not be diluted as a result thereof. The transaction will enable S&P 500 Fund to acquire investment securities which are consistent with S&P 500 Fund's investment objectives, without the brokerage costs attendant to the purchase of such securities in the market.

THE REORGANIZATION AGREEMENT

     The terms and conditions under which the Reorganization would be consummated, as summarized below, are set forth in the Reorganization Agreement. This summary is qualified in its entirety by reference to the Reorganization Agreement, a copy of which is attached as Exhibit A to this Proxy Statement and Prospectus.

     The Reorganization Agreement provides that (i) S&P 500 Select will transfer all of its assets, including portfolio securities, cash (other than cash amounts retained by S&P 500 Select as a "Cash Reserve" in the amount sufficient to discharge its liabilities not discharged prior to the Valuation Date (as defined below) and for expenses of the dissolution), cash equivalents and receivables to S&P 500 Fund on the Closing Date in exchange for the assumption by S&P 500 Fund of stated liabilities of S&P 500 Select, including all expenses, costs, charges and reserves, as reflected on an unaudited statement of assets and liabilities of S&P 500 Select prepared by the Treasurer of S&P 500 Select as of the Valuation Date (as defined below) in accordance with generally accepted accounting principles consistently applied from the prior audited period, and the delivery of the S&P 500 Fund Shares; (ii) such S&P 500 Fund Shares would be distributed to Shareholders on the Closing Date or as soon as practicable thereafter; (iii) S&P 500 Select would be dissolved; and
(iv) the outstanding shares of S&P 500 Select would be canceled.

     The number of S&P 500 Fund Shares to be delivered to S&P 500 Select will be determined by dividing the aggregate net asset value of each class of shares of S&P 500 Select acquired by S&P 500 Fund by the net asset value per share of the corresponding class of shares of S&P 500 Fund. These values will be calculated as of the close of business of the New York Stock Exchange on the third business day following the receipt of the requisite approval by Shareholders of the Reorganization Agreement or at such other time as S&P 500 Select and S&P 500 Fund may agree (the "Valuation Date"). As an illustration, assume that on the Valuation Date, Class B shares of S&P 500 Select had an aggregate net asset value (not including any Cash Reserve of S&P 500 Select) of $100,000. If the net asset value per Class B share of S&P 500 Fund were $10 per share at the close of business on the Valuation Date, the number of Class B shares of S&P 500 Fund to be issued would be 10,000 ($100,000 (divided by) $10). These 10,000 Class B shares of S&P 500 Fund would be distributed to the former Class B Shareholders of S&P 500 Select. This example is given for illustration purposes only and does not bear any relationship to the dollar amounts or shares expected to be involved in the Reorganization.

     On the Closing Date or as soon as practicable thereafter, S&P 500 Select will distribute pro rata to its Shareholders of record as of the close of business on the Valuation Date, the S&P 500 Fund Shares it receives. Each Shareholder will receive the class of shares of S&P 500 Fund that corresponds to the class of shares of S&P 500 Select currently held by that Shareholder. Accordingly, the S&P 500 Fund Shares will be distributed as follows: each of the Class A, Class B, Class C and Class D shares of S&P 500 Fund will be distributed to holders of Class A, Class B, Class C and Class D shares of S&P 500 Select, respectively. S&P 500 Fund will cause its transfer agent to credit and confirm an appropriate number of S&P 500 Fund Shares to each Shareholder. Certificates for S&P 500 Fund Shares will be issued only upon written request of a Shareholder and only for whole shares, with fractional shares credited to the name of the Shareholder on the books of S&P 500 Fund. Shareholders who wish to receive certificates representing their S&P 500 Fund Shares must, after receipt of their confirmations, make a written request to S&P 500 Fund's transfer agent MS Trust, Harborside

Financial Center, Jersey City, New Jersey 07311. Shareholders of S&P 500 Select holding their shares in certificate form will be asked to surrender such certificates in connection with the Reorganization. Shareholders who do not surrender their certificates prior to the Closing Date will still receive their shares of S&P 500 Fund; however, such Shareholders will not be able to redeem, transfer or exchange the S&P 500 Fund Shares received until the old certificates have been surrendered.

     The Closing Date will be the next business day following the Valuation Date. The consummation of the Reorganization is contingent upon the approval of the Reorganization by the Shareholders and the receipt of the other opinions and certificates set forth in Sections 6, 7 and 8 of the Reorganization Agreement and the occurrence of the events described in those Sections, certain of which may be waived by S&P 500 Select or S&P 500 Fund. The Reorganization Agreement may be amended in any mutually agreeable manner. All expenses of this solicitation, including the cost of preparing and mailing this Proxy Statement and Prospectus, will be borne by S&P 500 Select, which expenses are expected to
approximate $[   ]. S&P 500 Select and S&P 500 Fund will bear all of their
respective other expenses associated with the Reorganization.

     The Reorganization Agreement may be terminated and the Reorganization abandoned at any time, before or after approval by Shareholders or by mutual consent of S&P 500 Select and S&P 500 Fund. In addition, either party may terminate the Reorganization Agreement upon the occurrence of a material breach of the Reorganization Agreement by the other party or if, by December 31, 2002, any condition set forth in the Reorganization Agreement has not been fulfilled or waived by the party entitled to its benefits.

     Under the Reorganization Agreement, within one year after the Closing Date, S&P 500 Select shall: either pay or make provision for all of its liabilities and distribute any remaining amount of the Cash Reserve (after paying or making provision for such liabilities and the estimated cost of making the distribution) to former Shareholders of S&P 500 Select that received S&P 500 Fund Shares. S&P 500 Select shall be dissolved and deregistered as an investment company promptly following the distributions of shares of S&P 500 Fund to Shareholders of record of S&P 500 Select.

     The effect of the Reorganization is that Shareholders who vote their shares in favor of the Reorganization Agreement are electing to sell their shares of S&P 500 Select (at net asset value on the Valuation Date calculated after subtracting any Cash Reserve) and reinvest the proceeds in S&P 500 Fund Shares at net asset value and without recognition of taxable gain or loss for Federal income tax purposes. See "Tax Aspects of the Reorganization" below. As noted in "Tax Aspects of the Reorganization" below, if S&P 500 Select recognizes net gain from the sale of securities prior to the Closing Date, such gain, to the extent not offset by capital loss carryforwards, will be distributed to Shareholders prior to the Closing Date and will be taxable to Shareholders as capital gain.

     Shareholders will continue to be able to redeem their shares of S&P 500 Select at net asset value next determined after receipt of the redemption request (subject to any applicable CDSC) until the close of business on the business day next preceding the Closing Date. Redemption requests received by S&P 500 Select thereafter will be treated as requests for redemption of shares of the Combined Fund.

TAX ASPECTS OF THE REORGANIZATION

     TAX CONSEQUENCES OF THE REORGANIZATION TO THE SHAREHOLDERS. The Reorganization is intended to qualify for Federal income tax purposes as a tax-free reorganization under Section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended (the "Code").

     As a condition to the Reorganization, S&P 500 Select and S&P 500 Fund will receive an opinion of Mayer, Brown, Rowe & Maw to the effect that, based on certain assumptions, facts, the terms of the Reorganization Agreement and representations set forth in the Reorganization Agreement or otherwise provided by S&P 500

Select and S&P 500 Fund (including a representation to the effect that S&P 500 Fund has no plan or intention to sell or otherwise dispose of more than sixty-six percent of the assets of S&P 500 Select acquired in the Reorganization except for dispositions made in the ordinary course of business):

     1. The transfer of S&P 500 Select's assets in exchange for the S&P 500 Fund Shares and the assumption by S&P 500 Fund of certain stated liabilities of S&P 500 Select followed by the distribution by S&P 500 Select of the S&P 500 Fund Shares to Shareholders in exchange for their S&P 500 Select shares pursuant to and in accordance with the terms of the Reorganization Agreement will constitute a "reorganization" within the meaning of Section 368(a)(1)(C) of the Code, and S&P 500 Select and S&P 500 Fund will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code;

     2. No gain or loss will be recognized by S&P 500 Fund upon the receipt of the assets of S&P 500 Select solely in exchange for the S&P 500 Fund Shares and the assumption by S&P 500 Fund of the stated liabilities of S&P 500 Select;

     3. No gain or loss will be recognized by S&P 500 Select upon the transfer of the assets of S&P 500 Select to S&P 500 Fund in exchange for the S&P 500 Fund Shares and the assumption by S&P 500 Fund of the stated liabilities or upon the distribution of S&P 500 Fund Shares to Shareholders in exchange for their S&P 500 Select shares;

     4. No gain or loss will be recognized by Shareholders upon the exchange of the shares of S&P 500 Select for the S&P 500 Fund Shares;

     5. The aggregate tax basis for the S&P 500 Fund Shares received by each of the Shareholders pursuant to the Reorganization will be the same as the aggregate tax basis of the shares in S&P 500 Select held by each such Shareholder immediately prior to the Reorganization;

     6. The holding period of the S&P 500 Fund Shares to be received by each Shareholder will include the period during which the shares in S&P 500 Select surrendered in exchange therefor were held (provided such shares in S&P 500 Select were held as capital assets on the date of the Reorganization);

     7. The tax basis of the assets of S&P 500 Select acquired by S&P 500 Fund will be the same as the tax basis of such assets of S&P 500 Select immediately prior to the Reorganization; and

     8. The holding period of the assets of S&P 500 Select in the hands of S&P 500 Fund will include the period during which those assets were held by S&P 500 Select.

     The advice of Counsel is not binding on the Internal Revenue Service or the courts and neither S&P 500 Select nor S&P 500 Fund has sought a ruling with respect to the tax treatment of the Reorganization.

     SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISORS REGARDING THE EFFECT, IF ANY, OF THE PROPOSED TRANSACTION IN LIGHT OF THEIR INDIVIDUAL CIRCUMSTANCES. BECAUSE THE FOREGOING DISCUSSION ONLY RELATES TO THE FEDERAL INCOME TAX CONSEQUENCES OF THE PROPOSED TRANSACTION, SHAREHOLDERS SHOULD ALSO CONSULT THEIR TAX ADVISORS AS TO STATE AND LOCAL TAX CONSEQUENCES, IF ANY, OF THE PROPOSED TRANSACTION.

     TAX CONSEQUENCES OF THE REORGANIZATION TO S&P 500 SELECT AND S&P 500
FUND. Under the Code, the Reorganization may result in limitations on the utilization of the capital loss carryovers of S&P 500 Select and S&P 500 Fund. The effect of any such limitations will depend on the existence and amount of S&P 500 Select and S&P 500 Fund capital loss carryovers, built-in capital losses and built-in capital gains at the time of the Reorganization. A fund will have built-in capital gains if the fair market value of its assets on the date of the Reorganization exceeds its tax basis in such assets and a fund will have built-in capital losses if its tax basis in its assets exceeds the fair market value of such assets on the date of the Reorganization.

     S&P 500 Select had capital loss carryovers of approximately $1.8 million as of February 28, 2001, and S&P 500 Fund had capital loss carryovers of approximately $14.4 million as of August 31, 2001. S&P 500 Fund's capital loss carryovers will be available to offset any capital gains recognized on the disposition of (i) assets acquired by the combined fund after the date of the Reorganization; (ii) assets of S&P 500 Select held by the combined fund, buy only to the extent such capital gains are attributable to an increase in the value of such assets above fair market value of such assets on the date of the Reorganization; and (iii) assets of S&P 500 Fund held by the combined fund. Subject to the limitation described in the succeeding paragraph, S&P 500 Select's capital loss carryovers will be available to offset any capital gains recognized on the disposition of (i) assets acquired by the combined fund after the date of the Reorganization; (ii) assets of S&P 500 Fund held by the combined fund, but only to the extent such capital gains are attributable to an increase in the value of such assets above fair market value of such assets on the date of the Reorganization; and (iii) assets of S&P 500 Select held by the combined fund. However, the combined fund will be unable to utilize (i) S&P 500 Fund's capital loss carryovers to offset any capital gains recognized on the disposition of the assets of S&P 500 Select held by the combined fund and (ii) S&P 500 Select's capital loss carryovers to offset any capital gains recognized on the disposition of the assets of S&P 500 Fund held by the combined fund, in both cases, to the extent such capital gains are attributable to the built-in capital gains of such assets on the date of the Reorganization. As of December 21, 2001, S&P 500 Fund had net unrealized capital gains of approximately $5.1 million and S&P 500 Select had net unrealized capital gains of approximately $11.5 million.

     In addition, under the Code, there will be a limitation on the amount of S&P 500 Select's capital loss carryovers which can be used to offset capital gains of the combined fund. While the actual amount of such limitation will be determined at the time of the Reorganization, if, for example, the Reorganization had occurred on December 21, 2001, each year only approximately $4.3 million of S&P 500 Select's capital loss carryovers would have been able to be used to offset capital gains of the combined fund.

DESCRIPTION OF SHARES

     S&P 500 Fund Shares to be issued pursuant to the Reorganization Agreement will, when issued, be fully paid and non-assessable by S&P 500 Fund and transferable without restrictions and will have no preemptive rights. Class B shares of S&P 500 Fund, like Class B shares of S&P 500 Select, have a conversion feature pursuant to which approximately ten (10) years after the date of the original purchase of such shares, the shares will convert automatically to Class A shares, based on the relative net asset values of the two classes. For greater details regarding the conversion feature, including the method by which the 10 year period is calculated and the treatment of reinvested dividends, see "Purchase of Fund Shares" in each fund's Prospectus.

CAPITALIZATION TABLE (UNAUDITED)

     The following table sets forth the capitalization of S&P 500 Fund and S&P 500 Select as of January 31, 2002 and on a pro forma combined basis as if the Reorganization had occurred on that date:



                                                                           NET ASSET
                                                              SHARES         VALUE
                                          NET ASSETS       OUTSTANDING     PER SHARE
                                      -----------------   -------------   ----------
           CLASS A
-----------------------------------
S&P 500 Select ....................    $    4,204,320          402,621     $ 10.44
S&P 500 Fund ......................    $  171,821,635       14,130,088     $ 12.16
Combined Fund (pro forma) .........    $  176,025,955       14,475,838     $ 12.16
           CLASS B
------------------------------------
S&P 500 Select ....................    $   69,046,186        6,772,347     $ 10.20
S&P 500 Fund ......................    $1,536,740,577      129,874,183     $ 11.83
Combined Fund (pro forma) .........    $1,605,786,763      135,710,716     $ 11.83

                                                                           NET ASSET
                                                              SHARES         VALUE
                                          NET ASSETS       OUTSTANDING     PER SHARE
                                      -----------------   -------------   ----------
              CLASS C
-----------------------------------
S&P 500 Select ....................    $    6,168,346         604,121      $ 10.21
S&P 500 Fund ......................    $  178,475,589      15,084,036      $ 11.83
Combined Fund (pro forma) .........    $  184,643,935      15,605,452      $ 11.83
              CLASS D
------------------------------------
S&P 500 Select ....................    $    9,075,109         862,676      $ 10.52
S&P 500 Fund ......................    $  139,749,031      11,398,942      $ 12.26
Combined Fund (pro forma) .........    $  148,824,140      12,139,163      $ 12.26
       TOTAL CLASS A, B, C, D
------------------------------------
S&P 500 Select ....................    $   88,493,961              --           --
S&P 500 Fund ......................    $2,026,786,832              --           --
Combined Fund (pro forma) .........    $2,115,280,793              --           --

APPRAISAL RIGHTS

     Shareholders will have no appraisal rights in connection with the Reorganization.

        COMPARISON OF INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS

INVESTMENT OBJECTIVES AND POLICIES

     The investment objective of S&P 500 Fund is to seek to provide investment results that, before expenses, correspond to the total return of the S&P 500 Index. The investment objective of S&P 500 Select is to seek to provide a total return (before expenses) that exceeds the total return of the S&P 500 Index. In other words, S&P 500 Fund seeks to approximate the performance of the S&P 500 Index, while S&P 500 Fund seeks to outperform the S&P 500 Index. Both funds seek to achieve their objectives by investing substantially in common stocks of companies included in the S&P 500, in accordance with their respective investment strategies set forth below.

     S&P 500 Select is "actively" managed and normally invests at least 80% of its assets in common stocks of selected companies included in the S&P 500 Index. S&P 500 Fund is "passively" managed and normally invests at least 80% of its assets in common stocks of companies included in the S&P 500 Index in approximately the same proportion as they are represented in the index.

     In buying and selling securities for S&P 500 Select, the Investment Manager of the fund seeks to identify those companies listed in the S&P 500 Index that have favorable investment recommendations from the equity research departments of recognized investment banking firms, including Morgan Stanley Dean Witter & Co. The Investment Manager considers the available analytical research reports and investment recommendations concerning each of the companies included in the S&P 500 Index, together with its own investment analysis, to select or overweight favorable companies. The Investment Manager of S&P 500 Select may consider investing in all of the industries represented in the S&P 500 Index, but may not do so if the companies within an industry do not meet its investment criteria.

     In buying and selling securities for S&P 500 Fund, the Investment Manager of the fund seeks a correlation between the performance of the fund, before expenses, and that of the S&P 500 Index of 95% or better. A figure of 100% would indicate perfect correlation.

     Each fund may invest in stock index futures on the S&P 500 Index, as well as stock index futures transactions on other indices.

     S&P 500 Select may only invest up to 10% of its assets in SPDRs. S&P 500 Fund has an overall 20% limitation on investments in SPDRs.

     S&P 500 Select may not purchase shares of Morgan Stanley Dean Witter & Co., whereas S&P 500 Fund may purchase such shares.

     S&P 500 Select may purchase securities on a when-issued or delayed delivery basis or may purchase or sell securities on a forward commitment basis. S&P 500 Select may also purchase securities on a "when, as and if issued" basis.

     During periods in which the Investment Manager of S&P 500 Select believes that market conditions warrant a reduction of some or all of the fund's securities holdings, the fund may take temporary "defensive" positions that are inconsistent with the fund's principal investment strategy in which the fund may invest any amount of its total assets in cash or money market instruments. S&P 500 Fund may not engage in such defensive investing.

     The investment policies of both S&P 500 Select and S&P 500 Fund are not fundamental and may be changed by their respective Boards. The foregoing discussion is a summary of the principal differences and similarities between the investment policies of the funds. For a more complete discussion of each fund's policies, see "Principal Investment Strategies" and "Additional Investment Strategy Information" in each fund's Prospectus, and "Description of the Fund and Its Investments and Risks" in each fund's Statement of Additional Information.

INVESTMENT RESTRICTIONS

     The investment restrictions adopted by S&P 500 Select and S&P 500 Fund as fundamental policies are substantially identical and are summarized under the caption "Description of the Fund and Its Investments and Risks -- Fund Policies/Investment Restrictions" in their respective Statements of Additional Information. A fundamental investment restriction cannot be changed without the vote of the majority of the outstanding voting securities of a fund, as defined in the 1940 Act.

                  ADDITIONAL INFORMATION ABOUT S&P 500 SELECT
                               AND S&P 500 FUND

GENERAL

     For a discussion of the organization and operation of S&P 500 Select and S&P 500 Fund, see "Fund Management," and "Investment Objective" in, and the cover page of, each fund's Prospectus, and "Description of the Fund and its Investments and Risks -- Fund Policies/Investment Restrictions" in each fund's Statement of Additional Information.

FINANCIAL INFORMATION

     For certain financial information about S&P 500 Select and S&P 500 Fund, see "Financial Highlights" and "Past Performance" in their respective Prospectuses.

MANAGEMENT

     For information about the respective Board of Trustees, Investment Manager, and the Distributor of S&P 500 Select and S&P 500 Fund, see "Fund Management" in their respective Prospectuses.

DESCRIPTION OF SECURITIES AND SHAREHOLDER INQUIRIES

     For a description of the nature and most significant attributes of shares of S&P 500 Select and S&P 500 Fund, and information regarding shareholder inquiries, see "Capital Stock and Other Securities" in their respective Statements of Additional Information.

DIVIDENDS, DISTRIBUTIONS AND TAXES

     For a discussion of S&P 500 Select's and S&P 500 Fund's policies with respect to dividends, distributions and taxes, see "Distributions" and "Tax Consequences" in their respective Prospectuses as well as the discussion herein under "Synopsis -- Purchases, Exchanges and Redemptions."

PURCHASES, REPURCHASES AND REDEMPTIONS

     For a discussion of how S&P 500 Select's and S&P 500 Fund's shares may be purchased, repurchased and redeemed, see "How to Buy Shares," "How to Exchange Shares" and "How to Sell Shares" in their respective Prospectuses.

                  MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

     For a discussion of the performance of S&P 500 Select, see its Annual Report for its fiscal year ended February 28, 2001 and its unaudited Semi-Annual Report for the six-month period ended August 31, 2001. For a discussion of S&P 500 Fund's performance, see its Annual Report for its fiscal year ended August 31, 2001 accompanying this Proxy Statement and Prospectus.

                       FINANCIAL STATEMENTS AND EXPERTS

     The financial statements of S&P 500 Select, for the fiscal year ended February 28, 2001, and S&P 500 Fund, for the fiscal year ended August 31, 2001, that are incorporated by reference in the Statement of Additional Information relating to the Registration Statement on Form N-14 of which this Proxy Statement and Prospectus forms a part, have been audited by Deloitte & Touche LLP, independent auditors. The financial statements have been incorporated by reference in reliance upon such reports given upon the authority of said firm as experts in accounting and auditing.

                                 LEGAL MATTERS

     Certain legal matters concerning the issuance of shares of S&P 500 Fund will be passed upon by Mayer, Brown, Rowe & Maw, New York, New York. Such firm will rely on Massachusetts counsel as to matters of Massachusetts law.

                             AVAILABLE INFORMATION

     Additional information about S&P 500 Select and S&P 500 Fund is available, as applicable, in the following documents which are incorporated herein by reference: (i) S&P 500 Fund's Prospectus dated October 31, 2001 attached to this Proxy Statement and Prospectus, which Prospectus forms a part of Post-Effective Amendment No. 8 to S&P 500 Fund's Registration Statement on Form N-1A (File Nos. 333-29721; 811-8265); (ii) S&P 500 Index's Annual Report for its fiscal year ended August 31, 2001, accompanying this Proxy Statement and Prospectus; (iii) S&P 500 Select's Prospectus dated April 30, 2001, which Prospectus forms a part of Post-Effective Amendment No. 4 to S&P 500 Select's Registration Statement on Form N-1A

(File Nos. 333-56609; 811-8809); and (iv) S&P 500 Select's Annual Report for its fiscal year ended February 28, 2001 and its unaudited Semi-Annual Report for the six-month period ended August 31, 2001. The foregoing documents may be obtained without charge by calling (800) 869-6397 (TOLL-FREE).

     S&P 500 Select and S&P 500 Fund are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith, file reports and other information with the Commission. Proxy material, reports and other information about S&P 500 Select and S&P 500 Fund which are of public record can be viewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information about the Reference Room's operations may be obtained by calling the SEC at
(202) 942-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site (www.sec.gov), and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

                                OTHER BUSINESS

     Management of S&P 500 Select knows of no business other than the matters specified above which will be presented at the Meeting. Since matters not known at the time of the solicitation may come before the Meeting, the proxy as solicited confers discretionary authority with respect to such matters as properly come before the Meeting, including any adjournment or adjournments thereof, and it is the intention of the persons named as attorneys-in-fact in the proxy to vote this proxy in accordance with their judgment on such matters.


                                      By Order of the Board of Trustees



                                      Barry Fink,
                                      Secretary


[APRIL   ], 2002

                                                                      EXHIBIT A

                     AGREEMENT AND PLAN OF REORGANIZATION

     THIS AGREEMENT AND PLAN OF REORGANIZATION ("Agreement") is made as of this 24th day of January 2002, by and between MORGAN STANLEY S&P 500 INDEX FUND, a Massachusetts business trust ("S&P 500 Fund"), and MORGAN STANLEY S&P 500 SELECT FUND, a Massachusetts business trust ("S&P 500 Select").

     This Agreement is intended to be and is adopted as a "plan of reorganization" within the meaning of Treas. Reg. 1.368-2(g), for a reorganization under Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the "Code"). The reorganization ("Reorganization") will consist of the transfer to S&P 500 Fund of substantially all of the assets of S&P 500 Select in exchange for the assumption by S&P 500 Fund of all stated liabilities of S&P 500 Select and the issuance by S&P 500 Fund of shares of beneficial interest, par value $0.01 per share (the "S&P 500 Fund Shares"), to be distributed, after the Closing Date hereinafter referred to, to the shareholders of S&P 500 Select in liquidation of S&P 500 Select as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

     In consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. THE REORGANIZATION AND LIQUIDATION OF S&P 500 SELECT

     1.1 Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, S&P 500 Select agrees to assign, deliver and otherwise transfer the S&P 500 Select Assets (as defined in paragraph 1.2) to S&P 500 Fund and S&P 500 Fund agrees in exchange therefor to assume all of S&P 500 Select's stated liabilities on the Closing Date as set forth in paragraph 1.3(a) and to deliver to S&P 500 Select the number of S&P 500 Fund Shares, including fractional S&P 500 Fund Shares, determined in the manner set forth in paragraph 2.3. Such transactions shall take place at the closing provided for in paragraph 3.1 ("Closing").

     1.2 (a) The "S&P 500 Select Assets" shall consist of all property, including without limitation, all cash (other than the "Cash Reserve" (as defined in paragraph 1.3(b)), cash equivalents, securities and dividend and interest receivables owned by S&P 500 Select, and any deferred or prepaid expenses shown as an asset on S&P 500 Select's books on the Valuation Date.

     (b) On or prior to the Valuation Date, S&P 500 Select will provide S&P 500 Fund with a list of all of S&P 500 Select's assets to be assigned, delivered and otherwise transferred to S&P 500 Fund and a list of the stated liabilities to be assumed by S&P 500 Fund pursuant to this Agreement. S&P 500 Select reserves the right to sell any of the securities on such list but will not, without the prior approval of S&P 500 Fund, acquire any additional securities other than securities of the type in which S&P 500 Fund is permitted to invest and in amounts agreed to in writing by S&P 500 Fund. S&P 500 Fund will, within a reasonable time prior to the Valuation Date, furnish S&P 500 Select with a statement of S&P 500 Fund's investment objectives, policies and restrictions and a list of the securities, if any, on the list referred to in the first sentence of this paragraph that do not conform to S&P 500 Fund's investment objective, policies and restrictions. In the event that S&P 500 Select holds any investments that S&P 500 Fund is not permitted to hold, S&P 500 Select will dispose of such securities on or prior to the Valuation Date. In addition, if it is determined that the portfolios of S&P 500 Select and S&P 500 Fund, when aggregated, would contain investments exceeding certain percentage limitations imposed upon S&P 500 Fund with respect to such investments, S&P 500 Select if requested by S&P 500 Fund will, on or prior to the Valuation Date, dispose of and/or reinvest a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date (as defined in paragraph 3.1).

     1.3 (a) S&P 500 Select will endeavor to discharge all of its liabilities and obligations on or prior to the Valuation Date. S&P 500 Fund will assume all stated liabilities, which includes, without limitation, all expenses, costs, charges and reserves reflected on an unaudited Statement of Assets and Liabilities of S&P 500 Select prepared by the Treasurer of S&P 500 Select as of the Valuation Date in accordance with generally accepted accounting principles consistently applied from the prior audited period.

     (b) On the Valuation Date, S&P 500 Select may establish a cash reserve, which shall not exceed 5% of S&P 500 Select's net assets as of the close of business on the Valuation Date ("Cash Reserve") to be retained by S&P 500 Select and used for the payment of its liabilities not discharged prior to the Valuation Date and for the expenses of dissolution.

     1.4 In order for S&P 500 Select to comply with Section 852(a)(1) of the Code and to avoid having any investment company taxable income or net capital gain (as defined in Sections 852(b)(2) and 1222(11) of the Code, respectively) in the short taxable year ending with its dissolution, S&P 500 Select will on or before the Valuation Date (a) declare a dividend in an amount large enough so that it will have declared dividends of all of its investment company taxable income and net capital gain, if any, for such taxable year (determined without regard to any deduction for dividends paid) and (b) distribute such dividend.

     1.5 On the Closing Date or as soon as practicable thereafter, S&P 500 Select will distribute S&P 500 Fund Shares received by S&P 500 Select pursuant to paragraph 1.1 pro rata to its shareholders of record determined as of the close of business on the Valuation Date ("S&P 500 Select Shareholders"). Each S&P 500 Select Shareholder will receive the class of shares of S&P 500 Fund that corresponds to the class of shares of S&P 500 Select currently held by that S&P 500 Select Shareholder. Accordingly, the S&P 500 Fund Shares will be distributed as follows: each of the Class A, Class B, Class C and Class D shares of S&P 500 Fund will be distributed to holders of Class A, Class B, Class C and Class D shares of S&P 500 Select, respectively. Such distribution will be accomplished by an instruction, signed by S&P 500 Select's Secretary, to transfer S&P 500 Fund Shares then credited to S&P 500 Select's account on the books of S&P 500 Fund to open accounts on the books of S&P 500 Fund in the names of the S&P 500 Select Shareholders and representing the respective pro rata number of S&P 500 Fund Shares due such S&P 500 Select Shareholders. All issued and outstanding shares of S&P 500 Select simultaneously will be canceled on S&P 500 Select's books; however, share certificates representing interests in S&P 500 Select will represent a number of S&P 500 Fund Shares after the Closing Date as determined in accordance with paragraph 2.3. S&P 500 Fund will issue certificates representing S&P 500 Fund Shares in connection with such exchange only upon the written request of a S&P 500 Select Shareholder.

     1.6 Ownership of S&P 500 Fund Shares will be shown on the books of S&P 500 Fund's transfer agent. S&P 500 Fund Shares will be issued in the manner described in S&P 500 Fund's current Prospectus and Statement of Additional Information.

     1.7 Any transfer taxes payable upon issuance of S&P 500 Fund Shares in a name other than the registered holder of S&P 500 Fund Shares on S&P 500 Select's books as of the close of business on the Valuation Date shall, as a condition of such issuance and transfer, be paid by the person to whom S&P 500 Fund Shares are to be issued and transferred.

     1.8 Any reporting responsibility of S&P 500 Select is and shall remain the responsibility of S&P 500 Select up to and including the date on which S&P 500 Select is dissolved and deregistered pursuant to paragraph 1.9.

     1.9 Within one year after the Closing Date, S&P 500 Select shall pay or make provision for the payment of all its liabilities and taxes, and distribute to the shareholders of S&P 500 Select as of the close of business on the Valuation Date any remaining amount of the Cash Reserve (as reduced by the estimated cost of distributing it to shareholders). If and to the extent that any trust, escrow account, or other similar entity continues after the close of such one-year period in connection either with making provision for payment of liabilities or taxes or with distributions to shareholders of S&P 500 Select, such entity shall either (i) qualify as a liquidating trust under
Section 7701 of the Code (and applicable Treasury Regulations thereunder) or other entity which does not constitute a continuation of S&P 500 Select for Federal income tax purposes, or (ii) be subject to a waiver under Section 368(a)(2)(G)(ii) of the complete distribution requirement of Section 368(a)(2)(G)(i) of the Code. S&P 500 Select shall be dissolved as a Massachusetts business trust and deregistered as an investment company under the Investment Company Act of 1940, as amended ("1940 Act"), promptly following the making of all distributions pursuant to paragraph 1.5 (and, in any event, within one year after the Closing Date).

     1.10 Copies of all books and records maintained on behalf of S&P 500 Select in connection with its obligations under the 1940 Act, the Code, state blue sky laws or otherwise in connection with this Agreement will promptly after the Closing be delivered to officers of S&P 500 Fund or their designee and S&P 500 Fund or its designee shall comply with applicable record retention requirements to which S&P 500 Select is subject under the 1940 Act.

2. VALUATION

     2.1 The value of the S&P 500 Select Assets shall be the value of such assets computed as of 4:00 p.m. on the New York Stock Exchange on the third business day following the receipt of the requisite approval by shareholders of S&P 500 Select of this Agreement or at such time on such earlier or later date after such approval as may be mutually agreed upon in writing (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in S&P 500 Fund's then current Prospectus and Statement of Additional Information.

     2.2 The net asset value of a S&P 500 Fund Share shall be the net asset value per share computed on the Valuation Date, using the valuation procedures set forth in S&P 500 Fund's then current Prospectus and Statement of Additional Information.

     2.3 The number of S&P 500 Fund Shares (including fractional shares, if any) to be issued hereunder shall be determined, with respect to each class, by dividing the aggregate net asset value of each class of S&P 500 Select Shares (determined in accordance with paragraph 2.1) by the net asset value per share of the corresponding class of shares of S&P 500 Fund (determined in accordance with paragraph 2.2). For purposes of this paragraph, the aggregate net asset value of each class of shares of S&P 500 Select shall not include the amount of the Cash Reserve.

     2.4 All computations of value shall be made by Morgan Stanley Services Company Inc. ("MS Services") in accordance with its regular practice in pricing S&P 500 Fund. S&P 500 Fund shall cause MS Services to deliver a copy of its valuation report at the Closing.

3. CLOSING AND CLOSING DATE

     3.1 The Closing shall take place on the next business day following the Valuation Date (the "Closing Date"). The Closing shall be held as of 9:00 a.m. Eastern time, or at such other time as the parties may agree. The Closing shall be held in a location mutually agreeable to the parties hereto. All acts taking place at the Closing shall be deemed to take place simultaneously as of 9:00 a.m. Eastern time on the Closing Date unless otherwise provided.

     3.2 Portfolio securities held by S&P 500 Select and represented by a certificate or other written instrument shall be presented by it or on its behalf to The Bank of New York (the "Custodian"), as custodian for S&P 500 Fund, for examination no later than five business days preceding the Valuation Date. Such portfolio securities (together with any cash or other assets) shall be delivered by S&P 500 Select to the Custodian for the account of S&P 500 Fund on or before the Closing Date in conformity with applicable custody provisions under the 1940 Act and duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof in accordance with the custom of brokers. The portfolio securities shall be accompanied by all necessary Federal and state stock transfer stamps or a check for the appropriate purchase price of such stamps. Portfolio securities and instruments deposited with a securities depository (as defined in Rule 17f-4 under the 1940 Act) shall be delivered on or before the Closing Date by book-entry in accordance with customary practices of such depository and the Custodian. The cash delivered shall be in the form of a Federal Funds wire, payable to the order of "The Bank of New York, Custodian for Morgan Stanley S&P 500 Index Fund."

     3.3 In the event that on the Valuation Date, (a) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted or
(b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of both S&P 500 Fund and S&P 500 Select, accurate appraisal of the value of the net assets of S&P 500 Fund or the S&P 500 Select Assets is impracticable, the Valuation Date shall be postponed until the first business day after the day when trading shall have been fully resumed without restriction or disruption and reporting shall have been restored.

     3.4 If requested, S&P 500 Select shall deliver to S&P 500 Fund or its designee (a) at the Closing, a list, certified by its Secretary, of the names, addresses and taxpayer identification numbers of the S&P 500 Select Shareholders and the number and percentage ownership of outstanding S&P 500 Select shares owned by each such S&P 500 Select Shareholder, all as of the Valuation Date, and (b) as soon as practicable after the Closing, all original documentation (including Internal Revenue Service forms, certificates, certifications and correspondence) relating to the S&P 500 Select Shareholders' taxpayer identification numbers and their liability for or exemption from back-up withholding. S&P 500 Fund shall issue and deliver to such Secretary a confirmation evidencing delivery of S&P 500 Fund Shares to be credited on the Closing Date to S&P 500 Select or provide evidence satisfactory to S&P 500 Select that such S&P 500 Fund Shares have been credited to S&P 500 Select's account on the books of S&P 500 Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

4. COVENANTS OF S&P 500 FUND AND S&P 500 SELECT

     4.1 Except as otherwise expressly provided herein with respect to S&P 500 Select, S&P 500 Fund and S&P 500 Select each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include customary dividends and other distributions.

     4.2 S&P 500 Fund will prepare and file with the Securities and Exchange Commission ("Commission") a registration statement on Form N-14 under the Securities Act of 1933, as amended ("1933 Act"), relating to S&P 500 Fund Shares ("Registration Statement"). S&P 500 Select will provide S&P 500 Fund with the Proxy Materials as described in paragraph 4.3 below, for inclusion in the Registration Statement. S&P 500 Select will further provide S&P 500 Fund with such other information and documents relating to S&P 500 Select as are reasonably necessary for the preparation of the Registration Statement.

     4.3 S&P 500 Select will call a meeting of its shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein. S&P 500 Select will prepare the notice of meeting, form of proxy and proxy statement (collectively, "Proxy Materials") to be used in connection with such meeting; provided that S&P 500 Fund will furnish S&P 500 Select with its currently effective prospectus for inclusion in the Proxy Materials and with such other information relating to S&P 500 Fund as is reasonably necessary for the preparation of the Proxy Materials.

     4.4 S&P 500 Select will assist S&P 500 Fund in obtaining such information as S&P 500 Fund reasonably requests concerning the beneficial ownership of S&P 500 Select shares.

     4.5 Subject to the provisions of this Agreement, S&P 500 Fund and S&P 500 Select will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

     4.6 S&P 500 Select shall furnish or cause to be furnished to S&P 500 Fund within 30 days after the Closing Date a statement of S&P 500 Select's assets and liabilities as of the Closing Date, which statement shall be certified by S&P 500 Select's Treasurer and shall be in accordance with generally accepted accounting principles consistently applied. As promptly as practicable, but in any case within 60 days after the Closing Date, S&P 500 Select shall furnish S&P 500 Fund, in such form as is reasonably satisfactory to S&P 500 Fund, a statement certified by S&P 500 Select's Treasurer of S&P 500 Select's earnings and profits for Federal income tax purposes that will be carried over to S&P 500 Fund pursuant to Section 381 of the Code.

     4.7 As soon after the Closing Date as is reasonably practicable, S&P 500 Select (a) shall prepare and file all Federal and other tax returns and reports of S&P 500 Select required by law to be filed with respect to all periods ending on or before the Closing Date but not theretofore filed and (b) shall pay all Federal and other taxes shown as due thereon and/or all Federal and other taxes that were unpaid as of the Closing Date, including without limitation, all taxes for which the provision for payment was made as of the Closing Date (as represented in paragraph 5.2(k)).

     4.8 S&P 500 Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act and the 1940 Act and to make such filings required by the state Blue Sky and securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

5. REPRESENTATIONS AND WARRANTIES

     5.1 S&P 500 Fund represents and warrants to S&P 500 Select as follows:

     (a) S&P 500 Fund is a validly existing Massachusetts business trust with full power to carry on its business as presently conducted;

     (b) S&P 500 Fund is a duly registered, open-end, management investment company, and its registration with the Commission as an investment company under the 1940 Act and the registration of its shares under the 1933 Act are in full force and effect;

     (c) All of the issued and outstanding shares of S&P 500 Fund have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. Shares of S&P 500 Fund are registered in all jurisdictions in which they are required to be registered under state securities laws and other laws, and said registrations, including any periodic reports or supplemental filings, are complete and current, all fees required to be paid have been paid, and S&P 500 Fund is not subject to any stop order and is fully qualified to sell its shares in each state in which its shares have been registered;

     (d) The current Prospectus and Statement of Additional Information of S&P 500 Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the regulations thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

     (e) S&P 500 Fund is not in, and the execution, delivery and performance of this Agreement will not result in a, material violation of any provision of S&P 500 Fund Declaration of Trust or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which S&P 500 Fund is a party or by which it is bound;

     (f) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against S&P 500 Fund or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business; and S&P 500 Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects, or is reasonably likely to materially and adversely effect, its business or its ability to consummate the transactions herein contemplated;

     (g) The Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets and Financial Highlights for the year ended August 31, 2001 of S&P 500 Fund audited by Deloitte & Touche LLP (copies of which have been furnished to S&P 500 Select), fairly present, in all material respects, S&P 500 Fund's financial condition as of such date in accordance with generally accepted accounting principles, and its results of such operations, changes in its net assets and financial highlights for such period, and as of such date there were no known liabilities of S&P 500 Fund (contingent or otherwise) not disclosed therein that would be required in accordance with generally accepted accounting principles to be disclosed therein;

     (h) All issued and outstanding S&P 500 Fund Shares are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and nonassessable with no personal liability attaching to the ownership thereof, except as set forth under the caption "Additional Information" in S&P 500 Fund's current Prospectus incorporated by reference in the Registration Statement. S&P 500 Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of its shares;

     (i) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of S&P 500 Fund, and this Agreement constitutes a valid and binding obligation of S&P 500 Fund enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors rights and to general equity principles. No other consents, authorizations or approvals are necessary in connection with S&P 500 Fund's performance of this Agreement;

     (j) S&P 500 Fund Shares to be issued and delivered to S&P 500 Select, for the account of the S&P 500 Select Shareholders, pursuant to the terms of this Agreement will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued S&P 500 Fund Shares, and will be fully paid and non-assessable with no personal liability attaching to the ownership thereof, except as set forth under the caption "Capital Stock and Other Securities" in S&P 500 Fund's current Statement of Additional Information incorporated by reference in the Statement of Additional Information to this Registration Statement;

     (k) All material Federal and other tax returns and reports of S&P 500 Fund required by law to be filed on or before the Closing Date have been filed and are correct, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports have been paid or provision has been made for the payment thereof, and to the best of S&P 500 Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to any such return;

     (l) For each taxable year since its inception, S&P 500 Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a "regulated investment company" and neither the execution or delivery of nor the performance of its obligations under this Agreement will adversely affect, and no other events are reasonably likely to occur which will adversely affect the ability of S&P 500 Fund to continue to meet the requirements of Subchapter M of the Code;

     (m) Since August 31, 2001 there has been no change by S&P 500 Fund in accounting methods, principles, or practices, including those required by generally accepted accounting principles;

     (n) The information furnished or to be furnished by S&P 500 Fund for use in registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations applicable thereto; and

     (o) The Proxy Materials to be included in the Registration Statement (only insofar as they relate to S&P 500 Fund) will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading.

     5.2 S&P 500 Select represents and warrants to S&P 500 Fund as follows:

     (a) S&P 500 Select is a validly existing Massachusetts business trust with full power to carry on its business as presently conducted;

     (b) S&P 500 Select is a duly registered, open-end, management investment company, and its registration with the Commission as an investment company under the 1940 Act and the registration of its shares under the 1933 Act are in full force and effect;

     (c) All of the issued and outstanding shares of beneficial interest of S&P 500 Select have been offered and sold in compliance in all material respects with applicable requirements of the 1933 Act and state securities laws. Shares of S&P 500 Select are registered in all jurisdictions in which they are required to be registered and said registrations, including any periodic reports or supplemental filings, are complete and current, all fees required to be paid have been paid, and S&P 500 Select is not subject to any stop order and is fully qualified to sell its shares in each state in which its shares have been registered;

     (d) The current Prospectus and Statement of Additional Information of S&P 500 Select conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the regulations thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

     (e) S&P 500 Select is not, and the execution, delivery and performance of this Agreement will not result, in a material violation of any provision of S&P 500 Select's Declaration of Trust or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which S&P 500 Select is a party or by which it is bound;

     (f) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against S&P 500 Select or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business; and S&P 500 Select knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects, or is reasonably likely to materially and adversely effect, its business or its ability to consummate the transactions herein contemplated;

     (g) The Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets and Financial Highlights of S&P 500 Select for the year ended February 28, 2001, audited by Deloitte & Touche LLP (copies of which have been or will be furnished to S&P 500 Fund) fairly present, in all material respects, S&P 500 Select's financial condition as of such date, and its results of operations, changes in its net assets and financial highlights for such period in accordance with generally accepted accounting principles, and as of such date there were no known liabilities of S&P 500 Select (contingent or otherwise) not disclosed therein that would be required in accordance with generally accepted accounting principles to be disclosed therein;

     (h) S&P 500 Select has no material contracts or other commitments (other than this Agreement) that will be terminated with liability to it prior to the Closing Date;

     (i) All issued and outstanding shares of S&P 500 Select are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and nonassessable with no personal liability attaching to the ownership thereof, except as set forth under the caption "Capital Stock and Other Securities" in S&P 500 Select's current Statement of Additional Information incorporated by reference in the Statement of Additional Information to this Registration Statement. S&P 500 Select does not have outstanding any options, warrants or other rights to subscribe for or purchase any of its shares, nor is there outstanding any security convertible to any of its shares. All such shares will, at the time of Closing, be held by the persons and in the amounts set forth in the list of shareholders submitted to S&P 500 Fund pursuant to paragraph 3.4;

     (j) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of S&P 500 Select, and subject to the approval of S&P 500 Select's shareholders, this Agreement constitutes a valid and binding obligation of S&P 500 Select, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors rights and to general equity principles. No other consents, authorizations or approvals are necessary in connection with S&P 500 Select's performance of this Agreement;

     (k) All material Federal and other tax returns and reports of S&P 500 Select required by law to be filed on or before the Closing Date shall have been filed and are correct and all Federal and other taxes shown as due or required to be shown as due on said returns and reports have been paid or provision has been made for the payment thereof, and to the best of S&P 500 Select's knowledge, no such return is currently under audit and no assessment has been asserted with respect to any such return;

     (l) For each taxable year since its inception, S&P 500 Select has met all the requirements of Subchapter M of the Code for qualification and treatment as a "regulated investment company" and neither the execution or delivery of, nor the performance of its obligations under, this Agreement will adversely affect, and no other events are reasonably likely to occur which will adversely affect the ability of S&P 500 Select to continue to meet the requirements of Subchapter M of the Code;

     (m) At the Closing Date, S&P 500 Select will have good and valid title to the S&P 500 Select Assets, subject to no liens (other than the obligation, if any, to pay the purchase price of portfolio securities purchased by S&P 500 Select which have not settled prior to the Closing Date), security interests or other encumbrances, and full right, power and authority to assign, deliver and otherwise transfer such assets hereunder, and upon delivery and payment for such assets, S&P 500 Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including any restrictions as might arise under the 1933 Act;

     (n) On the effective date of the Registration Statement, at the time of the meeting of S&P 500 Select's shareholders and on the Closing Date, the Proxy Materials (exclusive of the currently effective S&P 500 Fund Prospectus contained therein) will (i) comply in all material respects with the provisions of the 1933 Act, the Securities Exchange Act of 1934, as amended ("1934 Act") and the 1940 Act and the regulations thereunder and
   (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. Any other information furnished by S&P 500 Select for use in the Registration Statement or in any other manner that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete and shall comply in all material respects with applicable Federal securities and other laws and regulations thereunder;

     (o) S&P 500 Select will, on or prior to the Valuation Date, declare one or more dividends or other distributions to shareholders that, together with all previous dividends and other distributions to shareholders, shall have the effect of distributing to the shareholders all of its investment company taxable income and net capital gain, if any, through the Valuation Date (computed without regard to any deduction for dividends paid);

     (p) S&P 500 Select has maintained or has caused to be maintained on its behalf all books and accounts as required of a registered investment company in compliance with the requirements of Section 31 of the 1940 Act and the Rules thereunder; and

     (q) S&P 500 Select is not acquiring S&P 500 Fund Shares to be issued hereunder for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

6. CONDITIONS PRECEDENT TO OBLIGATIONS OF S&P 500 SELECT

     The obligations of S&P 500 Select to consummate the transactions provided for herein shall be subject, at its election, to the performance by S&P 500 Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

     6.1 All representations and warranties of S&P 500 Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

     6.2 S&P 500 Fund shall have delivered to S&P 500 Select a certificate of its President and Treasurer, in a form reasonably satisfactory to S&P 500 Select and dated as of the Closing Date, to the effect that the representations and warranties of S&P 500 Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as S&P 500 Select shall reasonably request;

     6.3 S&P 500 Select shall have received a favorable opinion from Mayer, Brown, Rowe & Maw, counsel to S&P 500 Fund, dated as of the Closing Date, to the effect that:

     (a) S&P 500 Fund is a validly existing Massachusetts business trust, and has the power to own all of its properties and assets and to carry on its business as presently conducted (Massachusetts counsel may be relied upon in delivering such opinion); (b) S&P 500 Fund is a duly registered, open-end, management investment company, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect; (c) this Agreement has been duly authorized, executed and delivered by S&P 500 Fund and, assuming that the Registration Statement complies with the 1933 Act, the 1934 Act and the 1940 Act and regulations thereunder and assuming due authorization, execution and delivery of this Agreement by S&P 500 Select, is a valid and binding obligation of S&P 500 Fund enforceable against S&P 500 Fund in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors rights and to general equity principles; (d) S&P 500 Fund Shares to be issued to S&P 500 Select Shareholders as provided by this Agreement are duly authorized and upon such delivery will be validly issued, fully paid and non-assessable (except as set forth under the caption "Capital Stock and Other Securities" in S&P 500 Fund's Statement of Additional Information), and no shareholder of S&P 500 Fund has any preemptive rights to subscription or purchase in respect thereof (Massachusetts counsel may be relied upon in delivering such opinion); (e) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate S&P 500 Fund's Declaration of Trust or By-Laws; and (f) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or any state is required for the consummation by S&P 500 Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities laws; and

     6.4 As of the Closing Date, there shall have been no material change in the investment objective, policies and restrictions nor any increase in the investment management fees or annual fees pursuant to S&P 500 Fund's 12b-1 plan of distribution from those described in S&P 500 Fund's Prospectus dated October 31, 2001 and Statement of Additional Information dated October 31, 2001.

7. CONDITIONS PRECEDENT TO OBLIGATIONS OF S&P 500 FUND

     The obligations of S&P 500 Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by S&P 500 Select of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

     7.1 All representations and warranties of S&P 500 Select contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

     7.2 S&P 500 Select shall have delivered to S&P 500 Fund at the Closing a certificate of its President and its Treasurer, in form and substance satisfactory to S&P 500 Fund and dated as of the Closing Date, to the effect that the representations and warranties of S&P 500 Select made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as S&P 500 Fund shall reasonably request;

     7.3 S&P 500 Select shall have delivered to S&P 500 Fund a statement of the S&P 500 Select Assets and its liabilities, together with a list of S&P 500 Select's portfolio securities and other assets showing the respective adjusted bases and holding periods thereof for income tax purposes, as of the Closing Date, certified by the Treasurer of S&P 500 Select;

     7.4 S&P 500 Select shall have delivered to S&P 500 Fund within three business days after the Closing a letter from PricewaterhouseCoopers LLP with respect to the taxable years ended February 28, 1999 and 2000, and a letter from Deloitte & Touche LLP for the taxable year ended February 28, 2001, each dated as of the Closing Date stating that (a) such respective firm has performed a limited review of the Federal and state income tax returns of S&P 500 Select for each of the respective taxable years and, based on such limited review, nothing came to their attention that caused them to believe that such returns did not properly reflect, in all material respects, the Federal and state income tax liabilities of S&P 500 Select for the periods covered thereby, (b) for the period from February 28, 2002 to and including the Closing Date, Deloitte & Touche LLP has performed a limited review (based on unaudited financial data) to ascertain the amount of applicable Federal, state and local taxes and has determined that same either have been paid or reserves have been established for payment of such taxes, and, based on such limited review, nothing came to their attention that caused them to believe that the taxes paid or reserves set aside for payment of such taxes were not adequate in all material respects for the satisfaction of all Federal, state and local tax liabilities for the period from February 28, 2002 to and including the Closing Date and (c) based on such limited reviews, nothing came to their attention that caused them to believe that S&P 500 Select would not qualify as a regulated investment company for Federal income tax purposes for any such year or period;

     7.5 S&P 500 Fund shall have received at the Closing a favorable opinion from Mayer, Brown, Rowe & Maw, counsel to S&P 500 Select, dated as of the Closing Date to the effect that:

     (a) S&P 500 Select is a validly existing Massachusetts business trust and has the power to own all of its properties and assets and to carry on its business as presently conducted (Massachusetts counsel may be relied upon in delivering such opinion); (b) S&P 500 Select is a duly registered, open-end, management investment company under the 1940 Act, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect; (c) this Agreement has been duly authorized, executed and delivered by S&P 500 Select and, assuming that the Registration Statement complies with the 1933 Act, the 1934 Act and the 1940 Act and the regulations thereunder and assuming due authorization, execution and delivery of this Agreement by S&P 500 Fund, is a valid and binding obligation of S&P 500 Select enforceable against S&P 500 Select in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors rights and to general equity principles; (d) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate S&P 500 Select's Declaration of Trust or By-Laws; and (e) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or any state is required for the consummation by S&P 500 Select of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities laws; and

     7.6 On the Closing Date, the S&P 500 Select Assets shall include no assets that S&P 500 Fund, by reason of limitations of the fund's Declaration of Trust or otherwise, may not properly acquire.

8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF S&P 500 FUND AND S&P 500
   SELECT

     The obligations of S&P 500 Select and S&P 500 Fund hereunder are each subject to the further conditions that on or before the Closing Date:

     8.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of S&P 500 Select in accordance with the provisions of S&P 500 Select's Declaration of Trust, and certified copies of the resolutions evidencing such approval shall have been delivered to S&P 500 Fund;

     8.2 On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

     8.3 All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities, including "no-action" positions of and exemptive orders from such Federal and state authorities) deemed necessary by S&P 500 Fund or S&P 500 Select to permit consummation, in all material respects, of the transactions contemplated herein shall have been obtained, except where failure to obtain any such consent, order or permit would not involve risk of a material adverse effect on the assets or properties of S&P 500 Fund or S&P 500 Select;

     8.4 The Registration Statement shall have become effective under the 1933 Act, no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act;

     8.5 S&P 500 Select shall have declared and paid a dividend or dividends and/or other distribution or distributions that, together with all previous such dividends or distributions, shall have the effect of distributing to the S&P 500 Select Shareholders all of S&P 500 Select's investment company taxable income (computed without regard to any deduction for dividends paid) and all of its net capital gain (after reduction for any capital loss carry-forward and computed without regard to any deduction for dividends paid) for all taxable years ending on or before the Closing Date; and

     8.6 The parties shall have received the opinion of the law firm of Mayer, Brown, Rowe & Maw (based on such representations as such law firm shall reasonably request), addressed to S&P 500 Fund and S&P 500 Select, which opinion may be relied upon by the shareholders of S&P 500 Select, substantially to the effect that, for Federal income tax purposes:

     (a) The transfer of S&P 500 Select's assets in exchange for S&P 500 Fund Shares and the assumption by S&P 500 Fund of certain stated liabilities of S&P 500 Select followed by the distribution by S&P 500 Select of S&P 500 Fund Shares to the S&P 500 Select Shareholders in exchange for their S&P 500 Select shares pursuant to and in accordance with the terms of the Reorganization Agreement will constitute a "reorganization" within the meaning of Section 368(a)(1)(C) of the Code, and S&P 500 Select and S&P 500 Fund will each be a "party to a reorganization" within the meaning of
   Section 368(b) of the Code;

     (b) No gain or loss will be recognized by S&P 500 Fund upon the receipt of the assets of S&P 500 Select solely in exchange for S&P 500 Fund Shares and the assumption by S&P 500 Fund of the stated liabilities of S&P 500 Select;

     (c) No gain or loss will be recognized by S&P 500 Select upon the transfer of the assets of to S&P 500 Fund in exchange for S&P 500 Fund Shares and the assumption by S&P 500 Fund of the stated liabilities or upon the distribution of S&P 500 Fund Shares to the S&P 500 Select Shareholders in exchange for their S&P 500 Select shares;

     (d) No gain or loss will be recognized by the S&P 500 Select Shareholders upon the exchange of the S&P 500 Select shares for S&P 500 Fund Shares;

     (e) The aggregate tax basis for S&P 500 Fund Shares received by each S&P 500 Select Shareholder pursuant to the reorganization will be the same as the aggregate tax basis of the S&P 500 Select Shares held by each such S&P 500 Select Shareholder immediately prior to the Reorganization;

     (f) The holding period of S&P 500 Fund Shares to be received by each S&P 500 Select Shareholder will include the period during which the S&P 500 Select Shares surrendered in exchange therefor were held (provided such S&P 500 Select Shares were held as capital assets on the date of the Reorganization);

     (g) The tax basis of the assets of S&P 500 Select acquired by S&P 500 Fund will be the same as the tax basis of such assets to S&P 500 Select immediately prior to the Reorganization; and

     (h) The holding period of the assets of S&P 500 Select in the hands of S&P 500 Fund will include the period during which those assets were held by S&P 500 Select.

     Notwithstanding anything herein to the contrary, neither S&P 500 Fund nor S&P 500 Select may waive the conditions set forth in this paragraph 8.6.

9. FEES AND EXPENSES

     9.1 (a) S&P 500 Fund shall bear its expenses incurred in connection with the entering into, and carrying out of, the provisions of this Agreement, including legal, accounting, Commission registration fees and Blue Sky expenses. S&P 500 Select shall bear its expenses incurred in connection with the entering into and carrying out of the provisions of this Agreement, including legal and accounting fees, printing, filing and proxy solicitation expenses and portfolio transfer taxes (if any) incurred in connection with the consummation of the transactions contemplated herein.

     (b) In the event the transactions contemplated herein are not consummated by reason of S&P 500 Select being either unwilling or unable to go forward (other than by reason of the nonfulfillment or failure of any condition to S&P 500 Select's obligations specified in this Agreement), S&P 500 Select's only obligation hereunder shall be to reimburse S&P 500 Fund for all reasonable out-of-pocket fees and expenses incurred by S&P 500 Fund in connection with those transactions.

     (c) In the event the transactions contemplated herein are not consummated by reason of S&P 500 Fund being either unwilling or unable to go forward (other than by reason of the nonfulfillment or failure of any condition to S&P 500 Fund's obligations specified in this Agreement), S&P 500 Fund's only obligation hereunder shall be to reimburse S&P 500 Select for all reasonable out-of-pocket fees and expenses incurred by S&P 500 Select in connection with those transactions.

10. ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

     10.1 This Agreement constitutes the entire agreement between the parties.

     10.2 The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated herein, except that the representations, warranties and covenants of S&P 500 Select hereunder shall not survive the dissolution and complete liquidation of S&P 500 Select in accordance with Section 1.9.

11. TERMINATION

     11.1 This Agreement may be terminated and the transactions contemplated hereby may be abandoned at any time prior to the Closing:

     (a) by the mutual written consent of S&P 500 Select and S&P 500 Fund;

     (b) by either S&P 500 Fund or S&P 500 Select by notice to the other, without liability to the terminating party on account of such termination (providing the terminating party is not otherwise in material default or breach of this Agreement) if the Closing shall not have occurred on or before December 31, 2002; or

     (c) by either S&P 500 Fund or S&P 500 Select, in writing without liability to the terminating party on account of such termination (provided the terminating party is not otherwise in material default or breach of this Agreement), if (i) the other party shall fail to perform in any material respect its agreements contained herein required to be performed on or prior to the Closing Date, (ii) the other party materially breaches any of its representations, warranties or covenants contained herein, (iii) the S&P 500 Select shareholders fail to approve this Agreement at any meeting called for such purpose at which a quorum was present or (iv) any other condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.

   11.2 (a) Termination of this Agreement pursuant to paragraphs 11.1 (a) or
   (b) shall terminate all obligations of the parties hereunder and there shall be no liability for damages on the part of S&P 500 Fund or S&P 500 Select, or the trustees or officers of S&P 500 Fund or S&P 500 Select, to any other party or its trustees or officers.

     (b) Termination of this Agreement pursuant to paragraph 11.1 (c) shall terminate all obligations of the parties hereunder and there shall be no liability for damages on the part of S&P 500 Fund or S&P 500 Select, or the trustees or officers of S&P 500 Fund or S&P 500 Select, except that any party in breach of this Agreement shall, upon demand, reimburse the non-breaching party for all reasonable out-of-pocket fees and expenses incurred in connection with the transactions contemplated by this Agreement, including legal, accounting and filing fees.

12. AMENDMENTS

     This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the parties.

13. MISCELLANEOUS

     13.1 The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     13.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

     13.3 This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

     13.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

     13.5 The obligations and liabilities of S&P 500 Fund hereunder are solely those of S&P 500 Fund. It is expressly agreed that no shareholder, nominee, trustee, officer, agent, or employee of S&P 500 Fund shall be personally liable hereunder. The execution and delivery of this Agreement have been authorized by the trustees of S&P 500 Fund and signed by authorized officers of S&P 500 Fund acting as such, and neither such authorization by such trustees nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally.

     13.6 The obligations and liabilities of S&P 500 Select hereunder are solely those of S&P 500 Select. It is expressly agreed that no shareholder, nominee, trustee, officer, agent, or employee of S&P 500 Select shall be personally liable hereunder. The execution and delivery of this Agreement have been authorized by the trustees of S&P 500 Select and signed by authorized officers of S&P 500 Select acting as such, and neither such authorization by such trustees nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by a duly authorized officer.



                                MORGAN STANLEY S&P 500 SELECT FUND



                                By:  /s/ CHARLES A. FIUMEFREDDO
                                   --------------------------------------------
                                   Name:  Charles A. Fiumefreddo
                                   Title: Chairman



                                MORGAN STANLEY S&P 500 INDEX FUND



                                By:  /s/ BARRY FINK
                                   --------------------------------------------
                                   Name:  Barry Fink
                                   Title: Vice President

                                                                       EXHIBIT B

                                                           [MORGAN STANLEY LOGO]


--------------------------------------------------------------------------------

Morgan Stanley S&P 500 Index Fund


--------------------------------------------------------------------------------

A mutual fund that seeks to provide
investment results that, before
expenses, correspond to the total                [GRAPHIC OMITTED]
return (i.e., the combination of
capital changes and income) of the
Standard & Poor's (Registered
Trademark) 500 Composite Stock
Price Index

--------------------------------------------------------------------------------


                                                   Prospectus | October 31, 2001





THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Contents


The Fund                    INVESTMENT OBJECTIVE.............................. 1
                            PRINCIPAL INVESTMENT STRATEGIES................... 1
                            PRINCIPAL RISKS................................... 2
                            PAST PERFORMANCE.................................. 3
                            FEES AND EXPENSES................................. 4
                            ADDITIONAL INVESTMENT STRATEGY INFORMATION........ 5
                            ADDITIONAL RISK INFORMATION....................... 6
                            FUND MANAGEMENT................................... 6

Shareholder Information     PRICING FUND SHARES............................... 8
                            HOW TO BUY SHARES................................. 8
                            HOW TO EXCHANGE SHARES............................10
                            HOW TO SELL SHARES................................11
                            DISTRIBUTIONS.....................................13
                            TAX CONSEQUENCES..................................14
                            SHARE CLASS ARRANGEMENTS..........................14

Financial Highlights        ..................................................22

Morgan Stanley Funds        ...................................INSIDE BACK COVER

                            THIS PROSPECTUS CONTAINS IMPORTANT INFORMATION ABOUT
                            THE FUND. PLEASE READ IT CAREFULLY AND KEEP IT FOR
                            FUTURE REFERENCE.

THE FUND

[GRAPHIC OMITTED]

INVESTMENT OBJECTIVE
--------------------


Morgan Stanley S&P 500 Index Fund seeks to provide investment results that, before expenses, correspond to the total return (i.e., the combination of capital changes and income) of the Standard & Poor's (Registered Trademark) 500 Composite Stock Price Index ("S&P 500 Index").


[GRAPHIC OMITTED]

PRINCIPAL INVESTMENT STRATEGIES
-------------------------------

(sidebar)
TOTAL RETURN
An investment objective having the goal of selecting securities with the potential to rise in price and pay out income.
(end sidebar)


The Fund will normally invest at least 80% of its assets in common stocks of companies included in the S&P 500 Index. The "Investment Manager," Morgan Stanley Investment Advisors Inc., "passively" manages the Fund's assets by investing in stocks in approximately the same proportion as they are represented in the Index. For example, if the common stock of a specific company represents five percent of the Index, the Investment Manager typically will invest the same percentage of the Fund's assets in that stock. The S&P 500 Index is a well-known stock market index that includes common stocks of 500 companies representing a significant portion of the market value of all common stocks publicly traded in the United States. The Fund may invest in foreign companies that are included in the S&P 500 Index.


The Investment Manager seeks a correlation between the performance of the Fund, before expenses, and that of the S&P 500 Index of 95% or better. A figure of 100% would indicate perfect correlation.

Common stock is a share ownership or equity interest in a corporation. It may or may not pay dividends, as some companies reinvest all of their profits back into their businesses, while others pay out some of their profits to shareholders as dividends.

In addition, the Fund may invest in stock index futures on the S&P 500 Index, and Standard & Poor's Depository Receipts ("SPDRs").

                               ----------------

"Standard & Poor's (Registered Trademark)," "S&P (Registered Trademark),"
"S&P 500 (Registered Trademark)," "Standard & Poor's 500," and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Fund. The Fund is not sponsored, endorsed, sold or promoted by S&P, and S&P makes no representation regarding the advisability of investing in the Fund.

[GRAPHIC OMITTED]

PRINCIPAL RISKS
---------------


There is no assurance that the Fund will achieve its investment objective. The Fund's share price and return will fluctuate with changes in the market value of the Fund's portfolio securities. When you sell Fund shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Fund.


A principal risk of investing in the Fund is associated with its common stock investments. In general, stock values fluctuate in response to activities specific to the company, as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors.

Another risk of investing in the Fund arises from its operation as a "passively" managed index fund. As such, the adverse performance of a particular stock ordinarily will not result in the elimination of the stock from the Fund's portfolio. The Fund will remain invested in common stocks even when stock prices are generally falling. Ordinarily, the Investment Manager will not sell the Fund's portfolio securities except to reflect additions or deletions of the stocks that comprise the S&P 500 Index, or as may be necessary to raise cash to pay Fund shareholders who sell Fund shares.

The performance of the S&P 500 Index is a hypothetical number which does not take into account brokerage commissions and other transaction costs, custody and other costs which will be borne by the Fund (e.g., management fee, transfer agency and accounting costs).

The Fund's ability to correlate its performance, before expenses, with the S&P 500 Index may be affected by, among other things, changes in securities markets, the manner in which the S&P 500 Index is calculated and the timing of purchases and sales. The Fund's ability to correlate its performance to the Index also depends to some extent on the size of the Fund's portfolio, the size of cash flows into and out of the Fund and differences between how and when the Fund and the Index are valued. The Investment Manager regularly monitors the correlation and, in the event the desired correlation is not achieved, the Investment Manager will determine what additional investment changes may need to be made.


The performance of the Fund also will depend on whether the Investment Manager is successful in pursuing the Fund's investment strategy, including the Investment Manager's ability to manage cash flows (primarily from purchases and sales, and distributions from the Fund's investments). The Fund is also subject to other risks from its other permissible investments including risks associated with stock index futures, SPDRs and foreign securities. For more information about these risks, see the "Additional Risk Information" section.


Shares of the Fund are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

[GRAPHIC OMITTED]

PAST PERFORMANCE
----------------


The bar chart and table below provide some indication of the risks of investing in the Fund. The Fund's past performance does not indicate how the Fund will perform in the future.


(sidebar)
ANNUAL TOTAL RETURNS
This chart shows the performance of the Fund's Class B shares has varied from year to year over the past 3 calendar years.
(end sidebar)


                     ANNUAL TOTAL RETURNS -- CALENDAR YEARS
                                   [BAR CHART]

                              1998     '99       2000
                              ----     ---       ----
                             26.84%   19.03%   -10.36%

The bar chart reflects the performance of Class B shares; the performance of the other Classes will differ because the Classes have different ongoing fees. The performance information in the bar chart does not reflect the deduction of sales charges; if these amounts were reflected, returns would be less than shown. Year-to-date total return as of September 30, 2001 was -21.30%.


During the periods shown in the bar chart, the highest return for a calendar quarter was 21.06% (quarter ended December 31, 1998), and the lowest return for a calendar quarter was -10.26% (quarter ended September 30, 1998).

(sidebar)
AVERAGE ANNUAL TOTAL RETURNS
This table compares the Fund's average annual total returns with those of a broad measure of market performance over time. The Fund's returns include the maximum applicable sales charge for each Class and assume you sold your shares at the end of each period.
(end sidebar)


AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2000)
-------------------------------------------------------
                                       LIFE OF FUND
                      PAST 1 YEAR     (SINCE 9/26/97)
-------------------------------------------------------
  Class A               -14.46%            9.66%
-------------------------------------------------------
  Class B               -14.84%           10.15%
-------------------------------------------------------
  Class C               -11.25%           10.64%
-------------------------------------------------------
  Class D                -9.44%           11.77%
-------------------------------------------------------
  S&P 500 Index(1)       -9.10%           12.33%
-------------------------------------------------------


---------------------------
(1) The Standard and Poor's 500 Index (S&P 500 (Registered Trademark) ) is a broad-based index, the performance of which is based on the performance of 500 widely-held common stocks chosen for market size, liquidity and industry group representation. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

[GRAPHIC OMITTED]

FEES AND EXPENSES
-----------------


The table below briefly describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund offers four classes of shares:
Classes A, B, C and D. Each Class has a different combination of fees, expenses and other features, which should be considered in selecting a Class of shares. The Fund does not charge account or exchange fees. See the "Share Class Arrangements" section for further fee and expense information.


(sidebar)
SHAREHOLDER FEES
These fees are paid directly from your investment.
(end sidebar)

(sidebar)
ANNUAL FUND OPERATING EXPENSES
These expenses are deducted from the Fund's assets and are based on expenses paid for the fiscal year ended August 31, 2001.
(end sidebar)


                                                     CLASS A     CLASS B      CLASS C     CLASS D
-------------------------------------------------------------------------------------------------
SHAREHOLDER FEES
-------------------------------------------------------------------------------------------------
  Maximum sales charge (load) imposed on
  purchases (as a percentage of offering price)       5.25%(1)     None         None        None
-------------------------------------------------------------------------------------------------
  Maximum deferred sales charge (load) (as a
  percentage based on the lesser of the offering
  price or net asset value at redemption)             None(2)      5.00%(3)     1.00%(4)    None
-------------------------------------------------------------------------------------------------
  ANNUAL FUND OPERATING EXPENSES
-------------------------------------------------------------------------------------------------
  Management fee                                      0.36%        0.36%        0.36%       0.36%
-------------------------------------------------------------------------------------------------
  Distribution and service (12b-1) fees               0.19%        1.00%        1.00%       None
-------------------------------------------------------------------------------------------------
  Other expenses                                      0.14%        0.14%        0.14%       0.14%
-------------------------------------------------------------------------------------------------
  Total annual Fund operating expenses5               0.69%        1.50%        1.50%       0.50%
-------------------------------------------------------------------------------------------------


(1) Reduced for purchases of $25,000 and over.

(2) Investments that are not subject to any sales charge at the time of purchase are subject to a contingent deferred sales charge ("CDSC") of 1.00% that will be imposed if you sell your shares within one year after purchase, except for certain specific circumstances.

(3) The CDSC is scaled down to 1.00% during the sixth year, reaching zero thereafter. See "Share Class Arrangements" for a complete discussion of the CDSC.

(4) Only applicable if you sell your shares within one year after purchase.


(5) The Investment Manager has agreed to assume all expenses (except for brokerage and 12b-1 fees) and to waive the compensation provided for in its Investment Management Agreement to the extent that such expenses and compensation on an annualized basis exceed 0.50% of the daily net assets of the Fund and will continue to do so on a permanent basis. The fees and expenses disclosed above reflect the assumption of such expenses and waiver of compensation by the Investment Manager to the extent that such expenses and compensation on an annualized basis exceed 0.50% of the daily net assets of the Fund.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund, your investment has a 5% return each year, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the tables below show your costs at the end of each period based on these assumptions depending upon whether or not you sell your shares at the end of each period.


                 IF YOU SOLD YOUR SHARES:                              IF YOU HELD YOUR SHARES:
----------------------------------------------------------   --------------------------------------------
              1 YEAR     3 YEARS     5 YEARS     10 YEARS     1 YEAR     3 YEARS     5 YEARS     10 YEARS
             --------   ---------   ---------   ----------   --------   ---------   ---------   ---------
 Class A      $ 592       $ 734      $  889      $ 1,338     $ 592        $ 734       $ 889      $ 1,338
----------    -----       -----      ------      -------     -----        -----       -----      -------
 Class B      $ 653       $ 774      $1,018      $ 1,791     $ 153        $ 474       $ 818      $ 1,791
----------    -----       -----      ------      -------     -----        -----       -----      -------
 Class C      $ 253       $ 474      $  818      $ 1,791     $ 153        $ 474       $ 818      $ 1,791
----------    -----       -----      ------      -------     -----        -----       -----      -------
 Class D      $  51       $ 160      $  280      $   628     $  51        $ 160       $ 280      $   628
----------    -----       -----      ------      -------     -----        -----       -----      -------



While Class B and Class C shares do not have any front-end sales charges, their higher ongoing annual expenses (due to higher 12b-1 fees) mean that over time you could end up paying more for these shares than if you were to pay front-end sales charges for Class A.


[GRAPHIC OMITTED]

ADDITIONAL INVESTMENT STRATEGY INFORMATION
------------------------------------------

This section provides additional information relating to the Fund's principal investment strategies.

Stock Index Futures. The Fund may invest in stock index futures with respect to the S&P 500 Index. Stock index futures may be used to simulate investment in the S&P 500 Index while retaining a cash balance for fund management purposes, to facilitate trading, to reduce transaction costs or to seek higher investment returns.

SPDRs. The Fund may invest in securities referred to as SPDRs (known as "spiders") that are designed to track the S&P 500 Index. SPDRs represent an ownership interest in the SPDR Trust, which holds a portfolio of common stocks that closely tracks the price performance and dividend yield of the S&P 500 Index. SPDRs trade on the American Stock Exchange like shares of common stock.


The percentage limitations relating to the composition of the Fund's portfolio apply at the time the Fund acquires an investment. Subsequent percentage changes that result from market fluctuations will not require the Fund to sell any portfolio security. However, the Fund may be required to sell its illiquid securities holdings, if any, in response to fluctuations in the value of such holdings. The Fund may change its principal investment strategies without shareholder approval; however, you would be notified of any changes.

[GRAPHIC OMITTED]

ADDITIONAL RISK INFORMATION
---------------------------

This section provides additional information relating to the principal risks of investing in the Fund.


Foreign Securities. The Fund's investments in the common stocks of foreign corporations (including American Depositary Receipts) may involve risks in addition to the risks associated with domestic securities. Foreign securities are affected by changes in currency rates. Foreign securities also have risks related to political and economic developments abroad. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies.


Futures. If the Fund invests in futures, its participation in these markets would subject the Fund's portfolio to certain risks. The Investment Manager's predictions of movements in the direction of the stock market may be inaccurate, and the adverse consequences to the Fund (e.g., a reduction in the Fund's net asset value or a reduction in the amount of income available for distribution) may leave the Fund in a worse position than if these strategies were not used. Other risks inherent in the use of futures include, for example, the possible imperfect correlation between the price of futures contracts and movements in the prices of the securities.

SPDRs. SPDRs, which the Fund may hold, have many of the same risks as direct investments in common stocks. The market value of SPDRs is expected to rise and fall as the S&P 500 Index rises and falls. If the Fund invests in SPDRs, it would, in addition to its own expenses, indirectly bear its ratable share of the SPDR's expenses.


[GRAPHIC OMITTED]

FUND MANAGEMENT
---------------
(sidebar)
MORGAN STANLEY INVESTMENT ADVISORS INC.
The Investment Manager is widely recognized as a leader in the mutual fund industry and together with Morgan Stanley Services Company Inc., its wholly-owned subsidiary, had approximately $140 billion in assets under management as of September 30, 2001.
(end sidebar)

The Fund has retained the Investment Manager -- Morgan Stanley Investment Advisors Inc. -- to provide administrative services, manage its business affairs and invest its assets, including the placing of orders for the purchase and sale of portfolio securities. The Investment Manager is a wholly-owned subsidiary of Morgan Stanley Dean Witter & Co., a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services. Its address is 1221 Avenue of the Americas, New York, NY 10020.

The Fund's portfolio is managed by the Core Growth team. Current members of the team include Guy G. Rutherfurd, Jr., a Managing Director of the Investment Manager, and Kevin Jung, a Vice President of the Investment Manager.

The Fund pays the Investment Manager a monthly management fee as full compensation for the services and facilities furnished to the Fund, and for Fund expenses assumed by the Investment Manager calculated daily by applying the annual rate of 0.40% to the Fund's average daily net assets. The fee is based on the Fund's average daily net assets. The Investment Manager has agreed, on a permanent basis, to assume the Fund's operating expenses (except for brokerage and 12b-1 fees) to the extent such operating expenses exceed on an annualized basis 0.50% of the average daily net assets of the Fund, which may reduce the investment management fee below 0.40% of the Fund's average daily net assets. For example, if "other expenses" are 0.40% of the Fund's average daily net assets, then the investment management fee rate paid by the Fund would equal 0.10% of the Fund's average daily net assets. Alternatively, if "other expenses" were to decline to 0.30% of the Fund's average daily net assets, the investment management fee paid by the Fund would equal 0.20% of the Fund's average daily net assets. For the fiscal year ended August 31, 2001, the Fund accrued total compensation to the Investment Manager amounting to 0.36% of the Fund's average daily net assets.

Shareholder Information

[GRAPHIC OMITTED]

PRICING FUND SHARES
-------------------

The price of Fund shares (excluding sales charges), called "net asset value," is based on the value of the Fund's portfolio securities. While the assets of each Class are invested in a single portfolio of securities, the net asset value of each Class will differ because the Classes have different ongoing distribution fees.

The net asset value per share of the Fund is determined once daily at 4:00 p.m. Eastern time on each day that the New York Stock Exchange is open (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time). Shares will not be priced on days that the New York Stock Exchange is closed.

The value of the Fund's portfolio securities is based on the securities' market price when available. When a market price is not readily available, including circumstances under which the Investment Manager determines that a security's market price is not accurate, a portfolio security is valued at its fair value, as determined under procedures established by the Fund's Board of Trustees. In these cases, the Fund's net asset value will reflect certain portfolio securities' fair value rather than their market price.

An exception to the Fund's general policy of using market prices concerns its short-term debt portfolio securities. Debt securities with remaining maturities of sixty days or less at the time of purchase are valued at amortized cost. However, if the cost does not reflect the securities' market value, these securities will be valued at their fair value.

[GRAPHIC OMITTED]

HOW TO BUY SHARES
-----------------
(sidebar)
CONTACTING A FINANCIAL ADVISOR
If you are new to the Morgan Stanley Family of Funds and would like to contact a Financial Advisor, call toll-free 1-866-MORGAN8 for the telephone number of the Morgan Stanley office nearest you. You may also access our office locator on our Internet site at: www.morganstanley.com/funds
(end sidebar)


You may open a new account to buy Fund shares or buy additional Fund shares for an existing account by contacting your Morgan Stanley Financial Advisor or other authorized financial representative. Your Financial Advisor will assist you, step-by-step, with the procedures to invest in the Fund. You may also purchase shares directly by calling the Fund's transfer agent and requesting an application.


Because every investor has different immediate financial needs and long-term investment goals, the Fund offers investors four Classes of shares: Classes A, B, C and D. Class D shares are only offered to a limited group of investors. Each Class of shares offers a distinct structure of sales charges, distribution and service fees, and other features that are designed to address a variety of needs. Your Financial Advisor or other authorized financial representative can help you decide which Class may be most appropriate for you. When purchasing Fund shares, you must specify which Class of shares you wish to purchase.

When you buy Fund shares, the shares are purchased at the next share price calculated (less any applicable front-end sales charge for Class A shares) after we receive your purchase order. Your payment is due on the third business day after you place your purchase order. We reserve the right to reject any order for the purchase of Fund shares.

(sidebar)
EASYINVEST(SM)
A purchase plan that allows you to transfer money automatically from your checking or savings account or from a Money Market Fund on a semi-monthly, monthly or quarterly basis. Contact your Morgan Stanley Financial Advisor for further information about this service.
(end sidebar)

MINIMUM INVESTMENT AMOUNTS
--------------------------------------------------------------------------------
                                                          MINIMUM INVESTMENT
                                                          ------------------
INVESTMENT OPTIONS                                      INITIAL      ADDITIONAL
--------------------------------------------------------------------------------
  Regular Accounts                                      $  1,000      $  100
--------------------------------------------------------------------------------
  Individual Retirement Accounts:   Regular IRAs        $  1,000      $  100
                                    Education IRAs      $    500      $  100
--------------------------------------------------------------------------------
  EasyInvest(SM)
  (Automatically from your
  checking or savings account
  or Money Market Fund)                                 $    100*     $  100*
--------------------------------------------------------------------------------

*  Provided your schedule of investments totals $1,000 in twelve months.

There is no minimum investment amount if you purchase Fund shares through: (1) the Investment Manager's mutual fund asset allocation plan, (2) a program, approved by the Fund's distributor, in which you pay an asset-based fee for advisory, administrative and/or brokerage services, (3) the following programs approved by the Fund's distributor: (i) qualified state tuition plans described in Section 529 of the Internal Revenue Code and (ii) certain other investment programs that do not charge an asset-based fee, or (4) employer-sponsored employee benefit plan accounts.

Investment Options for Certain Institutional and Other Investors/Class D Shares. To be eligible to purchase Class D shares, you must qualify under one of the investor categories specified in the "Share Class Arrangements" section of this Prospectus.


Subsequent Investments Sent Directly to the Fund. In addition to buying additional Fund shares for an existing account by contacting your Morgan Stanley Financial Advisor, you may send a check directly to the Fund. To buy additional shares in this manner:


o Write a "letter of instruction" to the Fund specifying the name(s) on the account, the account number, the social security or tax identification number, the Class of shares you wish to purchase and the investment amount (which would include any applicable front-end sales charge). The letter must be signed by the account owner(s).


o Make out a check for the total amount payable to: Morgan Stanley S&P 500 Index Fund.


o Mail the letter and check to Morgan Stanley Dean Witter Trust FSB at P.O. Box 1040, Jersey City, NJ 07303.

[GRAPHIC OMITTED]

HOW TO EXCHANGE SHARES
----------------------


Permissible Fund Exchanges. You may exchange shares of any Class of the Fund for the same Class of any other continuously offered Multi-Class Fund, or for shares of a No-Load Fund, a Money Market Fund, North American Government Income Trust or Short-Term U.S. Treasury Trust, without the imposition of an exchange fee. In addition, Class A shares of the Fund may be exchanged for shares of an FSC Fund (funds subject to a front-end sales charge). See the inside back cover of this Prospectus for each Morgan Stanley Fund's designation as a Multi-Class Fund, No-Load Fund, Money Market Fund or FSC Fund. If a Morgan Stanley Fund is not listed, consult the inside back cover of that fund's prospectus for its designation.

Exchanges may be made after shares of the fund acquired by purchase have been held for thirty days. There is no waiting period for exchanges of shares acquired by exchange or dividend reinvestment. The current prospectus for each fund describes its investment objective(s), policies and investment minimum, and should be read before investment. Since exchanges are available only into continuously offered Morgan Stanley Funds, exchanges are not available into any new Morgan Stanley Fund during its initial offering period, or when shares of a particular Morgan Stanley Fund are not being offered for purchase.

Exchange Procedures. You can process an exchange by contacting your Morgan Stanley Financial Advisor or other authorized financial representative. Otherwise, you must forward an exchange privilege authorization form to the Fund's transfer agent -- Morgan Stanley Dean Witter Trust FSB -- and then write the transfer agent or call (800) 869-NEWS to place an exchange order. You can obtain an exchange privilege authorization form by contacting your Financial Advisor or other authorized financial representative or by calling (800) 869-NEWS. If you hold share certificates, no exchanges may be processed until we have received all applicable share certificates.

An exchange to any Morgan Stanley Fund (except a Money Market Fund) is made on the basis of the next calculated net asset values of the funds involved after the exchange instructions are accepted. When exchanging into a Money Market Fund, the Fund's shares are sold at their next calculated net asset value and the Money Market Fund's shares are purchased at their net asset value on the following business day.


The Fund may terminate or revise the exchange privilege upon required notice. The check writing privilege is not available for Money Market Fund shares you acquire in an exchange.

Telephone Exchanges. For your protection when calling Morgan Stanley Dean Witter Trust FSB, we will employ reasonable procedures to confirm that exchange instructions communicated over the telephone are genuine. These procedures may include requiring various forms of personal identification such as name, mailing address, social security or other tax identification number. Telephone instructions also may be recorded.

Telephone instructions will be accepted if received by the Fund's transfer agent between 9:00 a.m. and 4:00 p.m. Eastern time on any day the New York Stock Exchange is open for business. During periods of drastic economic or market changes, it is possible that the telephone exchange procedures may be difficult to implement, although this has not been the case with the Fund in the past.

Margin Accounts. If you have pledged your Fund shares in a margin account, contact your Morgan Stanley Financial Advisor or other authorized financial representative regarding restrictions on the exchange of such shares.

Tax Considerations of Exchanges. If you exchange shares of the Fund for shares of another Morgan Stanley Fund there are important tax considerations. For tax purposes, the exchange out of the Fund is considered a sale of the Fund's shares -- and the exchange into the other fund is considered a purchase. As a result, you may realize a capital gain or loss.


You should review the "Tax Consequences" section and consult your own tax professional about the tax consequences of an exchange.


Limitations on Exchanges. Certain patterns of past exchanges and/or purchase or sale transactions involving the Fund or other Morgan Stanley Funds may result in the Fund limiting or prohibiting, at its discretion, additional purchases and/or exchanges. Determinations in this regard may be made based on the frequency or dollar amount of the previous exchanges or purchase or sale transactions. You will be notified in advance of limitations on your exchange privileges.

CDSC Calculations on Exchanges. See the "Share Class Arrangements" section of this Prospectus for a discussion of how applicable contingent deferred sales charges (CDSCs) are calculated for shares of one Morgan Stanley Fund that are exchanged for shares of another.

For further information regarding exchange privileges, you should contact your Morgan Stanley Financial Advisor or call (800) 869-NEWS.


[GRAPHIC OMITTED]

HOW TO SELL SHARES
------------------

You can sell some or all of your Fund shares at any time. If you sell Class A, Class B or Class C shares, your net sale proceeds are reduced by the amount of any applicable CDSC. Your shares will be sold at the next price calculated after we receive your order to sell as described below.


OPTIONS            PROCEDURES
---------------------------------------------------------------------------------------------------------------
Contact Your       To sell your shares, simply call your Morgan Stanley Financial Advisor or other authorized
Financial Advisor  financial representative.
                   --------------------------------------------------------------------------------------------
[GRAPHIC OMITTED]  Payment will be sent to the address to which the account is registered or deposited in your brokerage account.
---------------------------------------------------------------------------------------------------------------
By Letter          You can also sell your shares by writing a "letter of instruction" that includes:
[GRAPHIC OMITTED]  o  your account number;
                   o  the name of the Fund;
                   o  the dollar amount or the number of shares you wish to sell;
                   o  the Class of shares you wish to sell; and
                   o  the signature of each owner as it appears on the account.
---------------------------------------------------------------------------------------------------------------

OPTIONS            PROCEDURES
----------------------------------------------------------------------------------------------------------------------
By Letter,         If you are requesting payment to anyone other than the registered owner(s) or that payment be
continued          sent to any address other than the address of the registered owner(s) or pre-designated bank account, you will need a signature guarantee. You can obtain a signature guarantee from an eligible guarantor acceptable to Morgan Stanley Dean Witter Trust FSB. (You should contact
                   Morgan Stanley Dean Witter Trust FSB at (800) 869-NEWS for a determination as to whether a particular institution is an eligible guarantor.) A notary public cannot provide a signature guarantee. Additional documentation may be required for shares held by a corporation, partnership, trustee or executor.
                   ---------------------------------------------------------------------------------------------------
                   Mail the letter to Morgan Stanley Dean Witter Trust FSB at P.O. Box 983, Jersey City, NJ 07303.
                   If you hold share certificates, you must return the certificates, along with the letter and any required additional documentation.
                   ---------------------------------------------------------------------------------------------------
                   A check will be mailed to the name(s) and address in which the account is registered, or otherwise according to your instructions.
----------------------------------------------------------------------------------------------------------------------
Systematic         If your investment in all of the Morgan Stanley Family of Funds has a total market value of at
Withdrawal Plan    least $10,000, you may elect to withdraw amounts of $25 or more, or in any whole percentage
[GRAPHIC OMITTED]  of a fund's balance (provided the amount is at least $25), on a monthly, quarterly, semi-annual or annual basis, from any fund with a balance of at least $1,000. Each time you add a fund to the plan, you must meet the plan requirements.
                   ---------------------------------------------------------------------------------------------------
                   Amounts withdrawn are subject to any applicable CDSC. A CDSC may be waived under certain circumstances. See the Class B waiver categories listed in the "Share Class Arrangements"
                   section of this Prospectus.
                   ---------------------------------------------------------------------------------------------------
                   To sign up for the Systematic Withdrawal Plan, contact your Morgan Stanley Financial Advisor or call (800) 869-NEWS. You may terminate or suspend your plan at any time. Please remember that withdrawals from the plan are sales of shares, not Fund "distributions," and ultimately may exhaust your account balance. The Fund may terminate or revise the plan at any time.
----------------------------------------------------------------------------------------------------------------------


Payment for Sold Shares. After we receive your complete instructions to sell as described above, a check will be mailed to you within seven days, although we will attempt to make payment within one business day. Payment may also be sent to your brokerage account.

Payment may be postponed or the right to sell your shares suspended under unusual circumstances. If you request to sell shares that were recently purchased by check, your sale will not be effected until it has been verified that the check has been honored.

Tax Considerations. Normally, your sale of Fund shares is subject to federal and state income tax. You should review the "Tax Consequences" section of this Prospectus and consult your own tax professional about the tax consequences of a sale.

Reinstatement Privilege. If you sell Fund shares and have not previously exercised the reinstatement privilege, you may, within 35 days after the date of sale, invest any portion of the proceeds in the same Class of Fund shares at their net asset value and receive a pro rata credit for any CDSC paid in connection with the sale.

Involuntary Sales. The Fund reserves the right, on sixty days' notice, to sell the shares of any shareholder (other than shares held in an IRA or 403(b) Custodial Account) whose shares, due to sales by the shareholder, have a value below $100, or in the case of an account opened through EasyInvest(SM), if after 12 months the shareholder has invested less than $1,000 in the account.

However, before the Fund sells your shares in this manner, we will notify you and allow you sixty days to make an additional investment in an amount that will increase the value of your account to at least the required amount before the sale is processed. No CDSC will be imposed on any involuntary sale.


Margin Accounts. If you have pledged your Fund shares in a margin account, contact your Morgan Stanley Financial Advisor or other authorized financial representative regarding restrictions on the sale of such shares.

[GRAPHIC OMITTED]

DISTRIBUTIONS
-------------

(sidebar)
TARGETED DIVIDENDS(SM)
You may select to have your Fund distributions automatically invested in other Classes of Fund shares or Classes of another Morgan Stanley Fund that you own. Contact your Morgan Stanley Financial Advisor for further information about this service.
(end sidebar)

The Fund passes substantially all of its earnings from income and capital gains along to its investors as "distributions." The Fund earns income from stocks and interest from fixed-income investments. These amounts are passed along to Fund shareholders as "income dividend distributions." The Fund realizes capital gains whenever it sells securities for a higher price than it paid for them. These amounts may be passed along as "capital gain distributions."


The Fund declares income dividends separately for each Class. Distributions paid on Class A and Class D shares usually will be higher than for Class B and Class C because distribution fees that Class B and Class C pay are higher. Normally, income dividends are distributed to shareholders annually. Capital gains, if any, are usually distributed in December. The Fund, however, may retain and reinvest any long-term capital gains. The Fund may at times make payments from sources other than income or capital gains that represent a return of a portion of your investment.

Distributions are reinvested automatically in additional shares of the same Class and automatically credited to your account, unless you request in writing that all distributions be paid in cash. If you elect the cash option, the Fund will mail a check to you no later than seven business days after the distribution is declared. However, if you purchase Fund shares through a Financial Advisor within three business days prior to the record date for the distribution, the distribution will automatically be paid to you in cash, even if you did not request to receive all distributions in cash. No interest will accrue on uncashed checks. If you wish to change how your distributions are paid, your request should be received by the Fund's transfer agent, Morgan Stanley Dean Witter Trust FSB, at least five business days prior to the record date of the distributions.

[GRAPHIC OMITTED]

TAX CONSEQUENCES
----------------

As with any investment, you should consider how your Fund investment will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in the Fund.

Unless your investment in the Fund is through a tax-deferred retirement account, such as a 401(k) plan or IRA, you need to be aware of the possible tax consequences when:

o   The Fund makes distributions; and


o   You sell Fund shares, including an exchange to another Morgan Stanley Fund.


Taxes on Distributions. Your distributions are normally subject to federal and state income tax when they are paid, whether you take them in cash or reinvest them in Fund shares. A distribution also may be subject to local income tax. Any income dividend distributions and any short-term capital gain distributions are taxable to you as ordinary income. Any long-term capital gain distributions are taxable as long-term capital gains, no matter how long you have owned shares in the Fund.

Every January, you will be sent a statement (IRS Form 1099-DIV) showing the taxable distributions paid to you in the previous year. The statement provides information on your dividends and capital gains for tax purposes.


Taxes on Sales. Your sale of Fund shares normally is subject to federal and state income tax and may result in a taxable gain or loss to you. A sale also may be subject to local income tax. Your exchange of Fund shares for shares of another Morgan Stanley Fund is treated for tax purposes like a sale of your original shares and a purchase of your new shares. Thus, the exchange may, like a sale, result in a taxable gain or loss to you and will give you a new tax basis for your new shares.

When you open your Fund account, you should provide your Social Security or tax identification number on your investment application. By providing this information, you will avoid being subject to a federal backup withholding tax (approximately 31% currently) on taxable distributions and redemption proceeds. Any withheld amount would be sent to the IRS as an advance tax payment.


[GRAPHIC OMITTED]

SHARE CLASS ARRANGEMENTS
------------------------


The Fund offers several Classes of shares having different distribution arrangements designed to provide you with different purchase options according to your investment needs. Your Morgan Stanley Financial Advisor or other authorized financial representative can help you decide which Class may be appropriate for you.


The general public is offered three Classes: Class A shares, Class B shares and Class C shares, which differ principally in terms of sales charges and ongoing expenses. A fourth Class, Class D shares, is offered only to a limited category of investors. Shares that you acquire through reinvested distributions will not be subject to any front-end sales charge or CDSC -- contingent deferred sales charge.

Sales personnel may receive different compensation for selling each Class of shares. The sales charges applicable to each Class provide for the distribution financing of shares of that Class.


The chart below compares the sales charge and the annual 12b-1 fees applicable to each Class:

                                                                     MAXIMUM
CLASS   SALES CHARGE                                            ANNUAL 12B-1 FEE
--------------------------------------------------------------------------------
  A     Maximum 5.25% initial sales charge reduced for purchase
        of $25,000 or more; shares sold without an initial sales
        charge are generally subject to a 1.0% CDSC during first
        year.                                                         0.25%
--------------------------------------------------------------------------------
  B     Maximum 5.0% CDSC during the first year decreasing to 0%
        after six years.                                              1.00%
--------------------------------------------------------------------------------
  C     1.0% CDSC during first year                                   1.00%
--------------------------------------------------------------------------------
  D     None                                                          None
--------------------------------------------------------------------------------


CLASS A SHARES Class A shares are sold at net asset value plus an initial sales charge of up to 5.25%. The initial sales charge is reduced for purchases of $25,000 or more according to the schedule below. Investments of $1 million or more are not subject to an initial sales charge, but are generally subject to a contingent deferred sales charge, or CDSC, of 1.0% on sales made within one year after the last day of the month of purchase. The CDSC will be assessed in the same manner and with the same CDSC waivers as with Class B shares. Class A shares are also subject to a distribution (12b-1) fee of up to 0.25% of the average daily net assets of the Class. This fee is lower than the distribution fee paid by Class B or Class C.

The Fund will not accept a purchase order for Class A shares that qualifies for investment in Class D.The offering price of Class A shares includes a sales charge (expressed as a percentage of the offering price) on a single transaction as shown in the following table:


(sidebar)
FRONT-END SALES CHARGE OR FSC
An initial sales charge you pay when purchasing Class A shares that is based on a percentage of the offering price. The percentage declines based upon the dollar value of Class A shares you purchase. We offer three ways to reduce your Class A sales charges -- the Combined Purchase Privilege, Right of Accumulation and Letter of Intent.
(end sidebar)



                                                  FRONT-END SALES CHARGE
                                       ---------------------------------------------
                                       PERCENTAGE OF PUBLIC   APPROXIMATE PERCENTAGE
AMOUNT OF SINGLE TRANSACTION              OFFERING PRICE      OF NET AMOUNT INVESTED
------------------------------------------------------------------------------------
  Less than $25,000                            5.25%                  5.54%
------------------------------------------------------------------------------------
  $25,000 but less than $50,000                4.75%                  4.99%
------------------------------------------------------------------------------------
  $50,000 but less than $100,000               4.00%                  4.17%
------------------------------------------------------------------------------------
  $100,000 but less than $250,000              3.00%                  3.09%
------------------------------------------------------------------------------------
  $250,000 but less than $500,000              2.50%                  2.56%
------------------------------------------------------------------------------------
  $500,000 but less than $1 million            2.00%                  2.04%
------------------------------------------------------------------------------------
  $1 million and over                          0.00%                  0.00%
------------------------------------------------------------------------------------

The reduced sales charge schedule is applicable to purchases of Class A shares in a single transaction by:

o   A single account (including an individual, trust or fiduciary account).

o Family member accounts (limited to husband, wife and children under the age of 21).

o Pension, profit sharing or other employee benefit plans of companies and their affiliates.

o   Tax-exempt organizations.

o   Groups organized for a purpose other than to buy mutual fund shares.

Combined Purchase Privilege. You also will have the benefit of reduced sales charges by combining purchases of Class A shares of the Fund in a single transaction with purchases of Class A shares of other Multi-Class Funds and shares of FSC Funds.


Right of Accumulation. You also may benefit from a reduction of sales charges if the cumulative net asset value of Class A shares of the Fund purchased in a single transaction, together with shares of other funds you currently own which were previously purchased at a price including a front-end sales charge (or Class A shares purchased at $1 million or more), and shares acquired through reinvestment of distributions, amounts to $25,000 or more. Also, if you have a cumulative net asset value of all your Class A and Class D shares equal to at least $5 million (or $25 million for certain employee benefit plans), you are eligible to purchase Class D shares of any fund subject to the fund's minimum initial investment requirement.

You must notify your Morgan Stanley Financial Advisor or other authorized financial representative (or Morgan Stanley Dean Witter Trust FSB if you purchase directly through the Fund) at the time a purchase order is placed, that the purchase qualifies for the reduced sales charge under the Right of Accumulation. Similar notification must be made in writing when an order is placed by mail. The reduced sales charge will not be granted if: (i) notification is not furnished at the time of the order; or (ii) a review of the records of Morgan Stanley DW Inc. ("Morgan Stanley DW") or other authorized dealer of Fund shares or the Fund's transfer agent does not confirm your represented holdings.

Letter of Intent. The schedule of reduced sales charges for larger purchases also will be available to you if you enter into a written "Letter of Intent." A Letter of Intent provides for the purchase of Class A shares of the Fund or other Multi-Class Funds or shares of FSC Funds within a thirteen-month period. The initial purchase under a Letter of Intent must be at least 5% of the stated investment goal. To determine the applicable sales charge reduction, you may also include: (1) the cost of shares of other Morgan Stanley Funds which were previously purchased at a price including a front-end sales charge during the 90-day period prior to the distributor receiving the Letter of Intent, and (2) the cost of shares of other funds you currently own acquired in exchange for shares of funds purchased during that period at a price including a front-end sales charge. You can obtain a Letter of Intent by contacting your Morgan Stanley Financial Advisor or other authorized financial representative, or by calling

(800) 869-NEWS. If you do not achieve the stated investment goal within the thirteen-month period, you are required to pay the difference between the sales charges otherwise applicable and sales charges actually paid, which may be deducted from your investment.


Other Sales Charge Waivers. In addition to investments of $1 million or more, your purchase of Class A shares is not subject to a front-end sales charge (or a CDSC upon sale) if your account qualifies under one of the following categories:

o A trust for which Morgan Stanley Dean Witter Trust FSB provides discretionary trustee services.


o Persons participating in a fee-based investment program (subject to all of its terms and conditions, including termination fees, and mandatory sale or transfer restrictions on termination) approved by the Fund's distributor pursuant to which they pay an asset based fee for investment advisory, administrative and/or brokerage services.

o Qualified state tuition plans described in Section 529 of the Internal Revenue Code and donor-advised charitable gift funds (subject to all applicable terms and conditions) and certain other investment programs that do not charge an asset-based fee and have been approved by the Fund's distributor.

o Employer-sponsored employee benefit plans, whether or not qualified under the Internal Revenue Code, for which (i) Morgan Stanley Dean Witter Trust FSB serves as trustee, (ii) Morgan Stanley's Retirement Plan Services serves as recordkeeper under a written Recordkeeping Services Agreement or (iii) an entity independent from Morgan Stanley serves as recordkeeper under an alliance or similar agreement with Morgan Stanley's Retirement Plan Services (together, "Morgan Stanley Eligible Plans"), provided that, in the case of
    (i) and (ii) above, any such plan has at least 200 eligible employees.

o A Morgan Stanley Eligible Plan whose Class B shares have converted to Class A shares, regardless of the plan's asset size or number of eligible employees.

o A client of a Morgan Stanley Financial Advisor who joined us from another investment firm within six months prior to the date of purchase of Fund shares, and you used the proceeds from the sale of shares of a proprietary mutual fund of that Financial Advisor's previous firm that imposed either a front-end or deferred sales charge to purchase Class A shares, provided that: (1) you sold the shares not more than 60 days prior to purchase, and
    (2) the sale proceeds were maintained in the interim in cash or a Money Market Fund.

o Current or retired Directors or Trustees of the Morgan Stanley Funds, such persons' spouses and children under the age of 21, and trust accounts for which any of such persons is a beneficiary.


o Current or retired directors, officers and employees of Morgan Stanley Dean Witter & Co. and any of its subsidiaries, such persons' spouses and children under the age of 21, and trust accounts for which any of such persons is a beneficiary.

CLASS B SHARES Class B shares are offered at net asset value with no initial sales charge but are subject to a contingent deferred sales charge, or CDSC, as set forth in the table below. For the purpose of calculating the CDSC, shares are deemed to have been purchased on the last day of the month during which they were purchased.


(sidebar)
CONTINGENT DEFERRED SALES CHARGE OR CDSC
A fee you pay when you sell shares of certain Morgan Stanley Funds purchased without an initial sales charge. This fee declines the longer you hold your shares as set forth in the table.
(end sidebar)

                                      CDSC AS A PERCENTAGE
YEAR SINCE PURCHASE PAYMENT MADE       OF AMOUNT REDEEMED
----------------------------------------------------------
  First                                        5.0%
----------------------------------------------------------
  Second                                       4.0%
----------------------------------------------------------
  Third                                        3.0%
----------------------------------------------------------
  Fourth                                       2.0%
----------------------------------------------------------
  Fifth                                        2.0%
----------------------------------------------------------
  Sixth                                        1.0%
----------------------------------------------------------
  Seventh and thereafter                       None
----------------------------------------------------------

Each time you place an order to sell or exchange shares, shares with no CDSC will be sold or exchanged first, then shares with the lowest CDSC will be sold or exchanged next. For any shares subject to a CDSC, the CDSC will be assessed on an amount equal to the lesser of the current market value or the cost of the shares being sold.


The Fund will generally not accept a purchase order for Class B shares in the amount of $100,000 or more.


CDSC Waivers. A CDSC, if otherwise applicable, will be waived in the case of:

o Sales of shares held at the time you die or become disabled (within the definition in Section 72(m)(7) of the Internal Revenue Code which relates to the ability to engage in gainful employment), if the shares are: (i) registered either in your name (not a trust) or in the names of you and your spouse as joint tenants with right of survivorship; or (ii) held in a qualified corporate or self-employed retirement plan, IRA or 403(b) Custodial Account, provided in either case that the sale is requested within one year of your death or initial determination of disability.


o Sales in connection with the following retirement plan "distributions": (i) lump-sum or other distributions from a qualified corporate or self-employed retirement plan following retirement (or, in the case of a "key employee" of a "top heavy" plan, following attainment of age 591/2); (ii) distributions from an IRA or 403(b) Custodial Account following attainment of age 591/2; or (iii) a tax-free return of an excess IRA contribution (a "distribution" does not include a direct transfer of IRA, 403(b) Custodial Account or retirement plan assets to a successor custodian or trustee).

o   Sales of shares held for you as a participant in a Morgan Stanley Eligible
    Plan.


o Sales of shares in connection with the Systematic Withdrawal Plan of up to 12% annually of the value of each fund from which plan sales are made. The percentage is determined on the date you establish the Systematic Withdrawal Plan and based on the next calculated share price. You may have this CDSC waiver applied in amounts up to 1% per month, 3% per quarter, 6% semi-annually or 12% annually. Shares with no CDSC will be sold first, followed by those with the lowest CDSC. As such, the waiver benefit will be reduced by the amount of your shares that are not subject to a CDSC. If you suspend your participation in the plan, you may later resume plan payments without requiring a new determination of the account value for the 12% CDSC waiver.


o Sales of shares if you simultaneously invest the proceeds in the Investment Manager's mutual fund asset allocation program, pursuant to which investors pay an asset-based fee. Any shares you acquire in connection with the Investment Manager's mutual fund asset allocation program are subject to all of the terms and conditions of that program, including termination fees, and mandatory sale or transfer restrictions on termination.


All waivers will be granted only following the Fund's distributor receiving confirmation of your entitlement. If you believe you are eligible for a CDSC waiver, please contact your Financial Advisor or call (800) 869-NEWS.

Distribution Fee. Class B shares are also subject to an annual distribution (12b-1) fee of 1.0% of the average daily net assets of Class B shares.


Conversion Feature. After ten (10) years, Class B shares will convert automatically to Class A shares of the Fund with no initial sales charge. The ten year period runs from the last day of the month in which the shares were purchased, or in the case of Class B shares acquired through an exchange, from the last day of the month in which the original Class B shares were purchased; the shares will convert to Class A shares based on their relative net asset values in the month following the ten year period. At the same time, an equal proportion of Class B shares acquired through automatically reinvested distributions will convert to Class A shares on the same basis. (Class B shares acquired in exchange for shares of another Morgan Stanley Fund originally purchased before May 1, 1997, however, will convert to Class A shares in May 2007.)

In the case of Class B shares held in a Morgan Stanley Eligible Plan, the plan is treated as a single investor and all Class B shares will convert to Class A shares on the conversion date of the Class B shares of a Morgan Stanley Fund purchased by that plan.


Currently, the Class B share conversion is not a taxable event; the conversion feature may be cancelled if it is deemed a taxable event in the future by the Internal Revenue Service.

If you exchange your Class B shares for shares of a Money Market Fund, a No-Load Fund, North American Government Income Trust or Short-Term U.S. Treasury Trust, the holding period for conversion is frozen as of the last day of the month of the exchange and resumes on the last day of the month you exchange back into Class B shares.

Exchanging Shares Subject to a CDSC. There are special considerations when you exchange Fund shares that are subject to a CDSC. When determining the length of time you held the shares and the corresponding CDSC rate, any period (starting at the end of the month) during which you held shares of a fund that does not charge a CDSC will not be counted. Thus, in effect the "holding period" for purposes of calculating the CDSC is frozen upon exchanging into a fund that does not charge a CDSC.


For example, if you held Class B shares of the Fund for one year, exchanged to Class B of another Morgan Stanley Multi-Class Fund for another year, then sold your shares, a CDSC rate of 4% would be imposed on the shares based on a two year holding period -- one year for each fund. However, if you had exchanged the shares of the Fund for a Money Market Fund (which does not charge a CDSC) instead of the Multi-Class Fund, then sold your shares, a CDSC rate of 5% would be imposed on the shares based on a one year holding period. The one year in the Money Market Fund would not be counted. Nevertheless, if shares subject to a CDSC are exchanged for a fund that does not charge a CDSC, you will receive a credit when you sell the shares equal to the distribution (12b-1) fees you paid on those shares while in that fund up to the amount of any applicable CDSC.

In addition, shares that are exchanged into or from a Morgan Stanley Fund subject to a higher CDSC rate will be subject to the higher rate, even if the shares are re-exchanged into a fund with a lower CDSC rate.

Distribution Fee. Class C shares are subject to an annual distribution (12b-1) fee of up to 1.0% of the average daily net assets of that Class. This fee is higher than the annual distribution fee paid by Class A. Unlike Class B shares, Class C shares have no conversion feature and, accordingly, an investor that purchases Class C shares may be subject to distribution (12b-1) fees applicable to Class C shares for an indefinite period.

CLASS D SHARES Class D shares are offered without any sales charge on purchases or sales and without any distribution (12b-1) fee. Class D shares are offered only to investors meeting an initial investment minimum of $5 million ($25 million for Morgan Stanley Eligible Plans) and the following categories of investors:


o Investors participating in the Investment Manager's mutual fund asset allocation program (subject to all of its terms and conditions, including termination fees, mandatory sale or transfer restrictions on termination) pursuant to which they pay an asset-based fee.


o Persons participating in a fee-based investment program (subject to all of its terms and conditions, including termination fees and mandatory sale or transfer restrictions on termination) approved by the Fund's distributor pursuant to which they pay an asset based fee for investment advisory, administrative and/or brokerage services. With respect to Class D shares held through the Morgan Stanley Choice Program, at such time as those Fund shares are no longer held through the program, the shares will be automatically converted into Class A shares (which are subject to higher expenses than Class D shares) based on the then current relative net asset values of the two Classes.

o Certain investment programs that do not charge an asset-based fee and have been approved by the Fund's distributor. However, Class D shares are not offered for investments made through Section 529 plans or donor-advised charitable gift funds (regardless of the size of the investment).

o Employee benefit plans maintained by Morgan Stanley Dean Witter & Co. or any of its subsidiaries for the benefit of certain employees of Morgan Stanley Dean Witter & Co. and its subsidiaries.


o   Certain unit investment trusts sponsored by Morgan Stanley DW.


o Certain other open-end investment companies whose shares are distributed by the Fund's distributor.

o Investors who were shareholders of the Dean Witter Retirement Series on September 11, 1998 for additional purchases for their former Dean Witter Retirement Series accounts.


A purchase order meeting the requirements for investment in Class D will only be accepted for Class D shares.

Meeting Class D Eligibility Minimums. To meet the $5 million ($25 million for Morgan Stanley Eligible Plans) initial investment to qualify to purchase Class D shares you may combine: (1) purchases in a single transaction of Class D shares of the Fund and other Morgan Stanley Multi-Class Funds; and/or (2) previous purchases of Class A and Class D shares of Multi-Class Funds and shares of FSC Funds you currently own, along with shares of Morgan Stanley Funds you currently own that you acquired in exchange for those shares.


NO SALES CHARGES FOR REINVESTED CASH DISTRIBUTIONS If you receive a cash payment representing an income dividend or capital gain and you reinvest that amount in the applicable Class of shares by returning the check within 30 days of the payment date, the purchased shares would not be subject to an initial sales charge or CDSC.


PLAN OF DISTRIBUTION (RULE 12b-1 FEES) The Fund has adopted a Plan of Distribution in accordance with Rule 12b-1 under the Investment Company Act of 1940 with respect to the distribution of Class A, Class B and Class C shares. (Class D shares are offered without any distribution fee.) The Plan allows the Fund to pay distribution fees for the sale and distribution of these shares. It also allows the Fund to pay for services to shareholders of Class A, Class B and Class C shares. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment in these Classes and may cost you more than paying other types of sales charges.

Financial Highlights

The financial highlights table is intended to help you understand the Fund's financial performance for the periods indicated. Certain information reflects financial results for a single Fund share throughout each period. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions).


This information has been audited by Deloitte & Touche LLP, independent auditors, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.



Class A Shares++
----------------------------------------------------------------------------------------------------------------------------
                                                                                                           FOR THE PERIOD
                                                               FOR THE YEAR ENDED AUGUST 31,             SEPTEMBER 26, 1997*
                                                    ---------------------------------------------------        THROUGH
                                                           2001             2000             1999          AUGUST 31, 1998
----------------------------------------------------------------------------------------------------------------------------
 SELECTED PER SHARE DATA:
   Net asset value, beginning of period                $   16.20         $  14.05         $  10.18           $  10.00
----------------------------------------------------------------------------------------------------------------------------
 INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income                                    0.08             0.08             0.10               0.10
   Net realized and unrealized gain (loss)                 (4.11)            2.10             3.85               0.11
   Total income (loss) from investment operations          (4.03)            2.18             3.95               0.21
----------------------------------------------------------------------------------------------------------------------------
 LESS DIVIDENDS AND DISTRIBUTIONS FROM:
   Net investment income                                      --               --            (0.07)             (0.03)
   Net realized gain                                          --            (0.03)           (0.01)                --
   Total dividends and distributions                          --            (0.03)           (0.08)             (0.03)
----------------------------------------------------------------------------------------------------------------------------
   Net asset value, end of period                      $   12.17         $  16.20         $  14.05           $  10.18
----------------------------------------------------------------------------------------------------------------------------
 TOTAL RETURN+                                            (24.83)%          15.49%           38.82%              2.05%(1)
----------------------------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (3):
   Expenses                                                 0.69%(4)         0.75%(4)         0.73%(4)           0.75%(2)
   Net investment income                                    0.59%(4)         0.49%(4)         0.72%(4)           0.91%(2)
----------------------------------------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA:
   Net assets, end of period, in thousands             $ 159,099         $183,085         $ 99,140           $ 28,719
   Portfolio turnover rate                                     4%               5%               5%                 1%(1)



*     Commencement of operations.
++ The per share amounts were computed using an average number of shares outstanding during the period.
+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)   Not annualized.
(2)   Annualized.
(3) If the Fund had borne all of its expenses that were reimbursed or waived by the Investment Manager, the annualized expense and net investment income ratios would have been as follows:



                      EXPENSE     NET INVESTMENT
PERIOD ENDED:          RATIO       INCOME RATIO
------------------   ---------   ---------------
 August 31, 2001     0.72%       0.56%
 August 31, 2000     0.76%       0.48%
 August 31, 1999     0.81%       0.64%
 August 31, 1998     0.89%       0.77%



(4) Reflects overall Fund ratios for investment income and non-class specific expenses.

Class B Shares++
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                 FOR THE PERIOD
                                                                  FOR THE YEAR ENDED AUGUST 31,                SEPTEMBER 26, 1997*
                                                    ---------------------------------------------------------        THROUGH
                                                            2001               2000               1999           AUGUST 31, 1998
----------------------------------------------------------------------------------------------------------------------------------
 SELECTED PER SHARE DATA:
   Net asset value, beginning of period                $     15.94         $   13.93          $   10.13            $   10.00
----------------------------------------------------------------------------------------------------------------------------------
 INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income (loss)                              (0.03)            (0.04)             (0.01)                0.02
   Net realized and unrealized gain (loss)                   (4.03)             2.08               3.83                 0.12
   Total income (loss) from investment operations            (4.06)             2.04               3.82                 0.14
----------------------------------------------------------------------------------------------------------------------------------
 LESS DIVIDENDS AND DISTRIBUTIONS FROM:
   Net investment income                                        --                --              (0.01)               (0.01)
   Net realized gain                                            --             (0.03)             (0.01)                  --
   Total dividends and distributions                            --             (0.03)             (0.02)               (0.01)
----------------------------------------------------------------------------------------------------------------------------------
   Net asset value, end of period                      $     11.88         $   15.94          $   13.93            $   10.13
----------------------------------------------------------------------------------------------------------------------------------
 TOTAL RETURN+                                              (25.47)%           14.69%             37.68%                1.38%(1)
----------------------------------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (3):
   Expenses                                                   1.50%(4)          1.50%(4)           1.50%(4)             1.50%(2)
   Net investment income (loss)                              (0.22)%(4)        (0.26)%(4)         (0.05)%(4)            0.16%(2)
 SUPPLEMENTAL DATA:
   Net assets, end of period, in thousands             $ 1,543,679        $2,035,848         $1,587,661            $ 536,349
   Portfolio turnover rate                                       4%                5%                 5%                   1%(1)



*     Commencement of operations.
++ The per share amounts were computed using an average number of shares outstanding during the period.
+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)   Not annualized.
(2)   Annualized.
(3) If the Fund had borne all of its expenses that were reimbursed or waived by the Investment Manager, the annualized expense and net investment income (loss) ratios would have been as follows:



                      EXPENSE       NET INVESTMENT
PERIOD ENDED:          RATIO      INCOME (LOSS) RATIO
------------------   ---------   --------------------
 August 31, 2001     1.53%             (0.25)%
 August 31, 2000     1.51%             (0.27)%
 August 31, 1999     1.58%             (0.13)%
 August 31, 1998     1.64%              0.02%



(4) Reflects overall Fund ratios for investment income and non-class specific expenses.

Class C Shares++
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                 FOR THE PERIOD
                                                                                                               SEPTEMBER 26, 1997*
                                                                  FOR THE YEAR ENDED AUGUST 31,                      THROUGH
                                                            2001               2000               1999           AUGUST 31, 1998
----------------------------------------------------------------------------------------------------------------------------------
 SELECTED PER SHARE DATA:
   Net asset value, beginning of period                $     15.94         $    13.93           $  10.13           $   10.00
----------------------------------------------------------------------------------------------------------------------------------
 INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income (loss)                              (0.03)             (0.04)            (0.01)                0.02
   Net realized and unrealized gain (loss)                   (4.03)              2.08              3.83                 0.12
   Total income (loss) from investment operations            (4.06)              2.04              3.82                 0.14
----------------------------------------------------------------------------------------------------------------------------------
 LESS DIVIDENDS AND DISTRIBUTIONS FROM:
   Net investment income                                        --                 --             (0.01)               (0.01)
   Net realized gain                                            --             ( 0.03)            (0.01)                  --
   Total dividends and distributions                            --             ( 0.03)            (0.02)               (0.01)
----------------------------------------------------------------------------------------------------------------------------------
   Net asset value, end of period                      $     11.88         $    15.94           $  13.93           $   10.13
----------------------------------------------------------------------------------------------------------------------------------
 TOTAL RETURN+                                              (25.47)%            14.69%            37.70%                1.37%(1)
----------------------------------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (3):
   Expenses                                                   1.50%(4)           1.50%(4)          1.50%(4)             1.50%(2)
   Net investment income (loss)                              (0.22)%(4)         (0.26)%(4)        (0.05)%(4)            0.16%(2)
----------------------------------------------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA:
   Net assets, end of period, in thousands             $   168,751         $  211,446         $143,092             $  40,730
   Portfolio turnover rate                                       4%                 5%              5%                     1%(1)



*     Commencement of operations.
++ The per share amounts were computed using an average number of shares outstanding during the period.
+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)   Not annualized.
(2)   Annualized.
(3) If the Fund had borne all of its expenses that were reimbursed or waived by the Investment Manager, the annualized expense and net investment income (loss) ratios would have been as follows:



                      EXPENSE       NET INVESTMENT
PERIOD ENDED:          RATIO      INCOME (LOSS) RATIO
------------------   ---------   --------------------
 August 31, 2001       1.53%             (0.25)%
 August 31, 2000       1.51%             (0.27)%
 August 31, 1999       1.58%             (0.13)%
 August 31, 1998       1.64%              0.02%



(4) Reflects overall Fund ratios for investment income and non-class specific expenses.

Class D Shares++
----------------------------------------------------------------------------------------------------------------------------
                                                                                                           FOR THE PERIOD
                                                               FOR THE YEAR ENDED AUGUST 31,             SEPTEMBER 26, 1997*
                                                    ---------------------------------------------------        THROUGH
                                                           2001             2000             1999          AUGUST 31, 1998
----------------------------------------------------------------------------------------------------------------------------
 SELECTED PER SHARE DATA:
   Net asset value, beginning of period                $   16.28         $  14.09         $  10.20           $  10.00
----------------------------------------------------------------------------------------------------------------------------
 INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income                                    0.11             0.11             0.13               0.12
   Net realized and unrealized gain (loss)                 (4.13)            2.11             3.85               0.11
   Total income (loss) from investment operations          (4.02)            2.22             3.98               0.23
----------------------------------------------------------------------------------------------------------------------------
 LESS DIVIDENDS AND DISTRIBUTIONS FROM:
   Net investment income                                      --               --            (0.08)             (0.03)
   Net realized gain                                          --            (0.03)           (0.01)                --
   Total dividends and distributions                          --            (0.03)           (0.09)             (0.03)
----------------------------------------------------------------------------------------------------------------------------
   Net asset value, end of period                      $   12.26         $  16.28         $  14.09           $  10.20
----------------------------------------------------------------------------------------------------------------------------
 TOTAL RETURN+                                            (24.69)%          15.81%           39.13%              2.30%(1)
----------------------------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (3):
   Expenses                                                 0.50%(4)         0.50%(4)         0.50%(4)           0.50%(2)
   Net investment income                                    0.78%(4)         0.74%(4)         0.95%(4)           1.16%(2)
----------------------------------------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA:
   Net assets, end of period, in thousands             $ 118,378         $ 92,304         $ 16,538           $ 14,186
   Portfolio turnover rate                                     4%               5%               5%                 1%(1)



*     Commencement of operations.
++ The per share amounts were computed using an average number of shares outstanding during the period.
+ Calculated based on the net asset value as of the last business day of the period.
(1)   Not annualized.
(2)   Annualized.
(3) If the Fund had borne all of its expenses that were reimbursed or waived by the Investment Manager, the annualized expense and net investment income ratios would have been as follows:



                      EXPENSE     NET INVESTMENT
PERIOD ENDED:          RATIO       INCOME RATIO
------------------   ---------   ---------------
 August 31, 2001       0.53%           0.75%
 August 31, 2000       0.51%           0.73%
 August 31, 1999       0.58%           0.87%
 August 31, 1998       0.64%           1.02%



(4) Reflects overall Fund ratios for investment income and non-class specific expenses.

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26

NOTES

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                                                                              27

NOTES

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28

Morgan Stanley Funds
--------------------------------------------------------------------------------

o   GLOBAL/INTERNATIONAL FUNDS

    Competitive Edge Fund - "Best Ideas" Portfolio
    European Growth Fund
    Fund of Funds - International Portfolio
    Global Dividend Growth Securities
    Global Utilities Fund
    International Fund
    International SmallCap Fund
    International Value Equity Fund
    Japan Fund
    Latin American Growth Fund
    Pacific Growth Fund

o   GROWTH FUNDS

    21st Century Trend Fund
    Aggressive Equity Fund
    All Star Growth Fund
    American Opportunities Fund
    Capital Growth Securities
    Developing Growth Securities Trust
    Financial Services Trust
    Growth Fund
    Health Sciences Trust
    Information Fund
    KLD Social Index Fund
    Market Leader Trust
    Mid-Cap Equity Trust
    Mid-Cap Value Fund
    Nasdaq-100 Index Fund
    Natural Resource Development Securities
    New Discoveries Fund
    Next Generation Trust
    Small Cap Growth Fund
    Special Value Fund
    Tax-Managed Growth Fund
    Technology Fund

o   GROWTH + INCOME FUNDS

    Balanced Growth Fund
    Balanced Income Fund
    Convertible Securities Trust
    Dividend Growth Securities
    Equity Fund
    Fund of Funds - Domestic Portfolio
    Income Builder Fund
    Real Estate Fund
    S&P 500 Index Fund
    S&P 500 Select Fund
    Strategist Fund
    Total Market Index Fund
    Total Return Trust
    Utilities Fund
    Value Fund
    Value-Added Market Series/
    Equity Portfolio

o   INCOME FUNDS

    Diversified Income Trust
    Federal Securities Trust
    High Yield Securities
    Intermediate Income Securities
    Liquid Asset Fund
    North American Government
    Income Trust
    Short-Term Bond Fund (NL)
    Short-Term U.S. Treasury Trust
    U.S. Government Money Market Trust (MM)
    U.S. Government Securities Trust

o   TAX-FREE INCOME FUNDS

    California Tax-Free Daily Income Trust (MM)
    California Tax-Free Income Fund
    Hawaii Municipal Trust (FSC)
    Limited Term Municipal Trust (NL)
    Multi-State Municipal Series Trust (FSC)
    New York Municipal Money Market Trust (MM)
    New York Tax-Free Income Fund
    Tax-Exempt Securities Trust
    Tax-Free Daily Income Trust (MM)

--------------------------------------------------------------------------------

  There may be funds created after this Prospectus was published. Please consult the inside back cover of a new fund's prospectus for its designation, e.g., Multi-Class Fund or Money Market Fund.

  Unless otherwise noted, each listed Morgan Stanley Fund, except for North American Government Income Trust and Short-Term U.S. Treasury Trust, is a Multi-Class Fund. A Multi-Class Fund is a mutual fund offering multiple Classes of shares. The other types of funds are: NL -- No-Load (Mutual) Fund; MM -- Money Market Fund; FSC -- A mutual fund sold with a front-end sales charge and a distribution (12b-1) fee.

Additional information about the Fund's investments is available in the Fund's Annual and Semi-Annual Reports to Shareholders. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. The Fund's Statement of Additional Information also provides additional information about the Fund. The Statement of Additional Information is incorporated herein by reference (legally is part of this Prospectus). For a free copy of any of these documents, to request other information about the Fund, or to make shareholder inquiries, please call:

                                (800) 869-NEWS


You also may obtain information about the Fund by calling your Morgan Stanley Financial Advisor or by visiting our Internet site at:

                           www.morganstanley.com/funds


Information about the Fund (including the Statement of Additional Information) can be viewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information about the Reference Room's operations may be obtained by calling the SEC at (202) 942-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site (www.sec.gov), and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.

  TICKER SYMBOLS:

  Class A:    SPIAX        Class C:    SPICX
---------------------    ---------------------
  Class B:    SPIBX        Class D:    SPIDX
---------------------    ---------------------

(THE FUND'S INVESTMENT COMPANY ACT FILE NO. IS 811-8265)


                                                           [MORGAN STANLEY LOGO]


Morgan Stanley                                             [GRAPHIC OMITTED]
S&P 500 Index Fund

A mutual fund that seeks to provide investment results that, before expenses, correspond to the total return (i.e., the combination of capital changes and income) of the Standard & Poor's (Registered Trademark) 500 Composite Stock Price Index


                                                   Prospectus | October 31, 2001


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Morgan Stanley S&P 500 Index Fund
Letter to the Shareholders | August 31, 2001

Dear Shareholder:
For many investors, the 12-month period ended August 31, 2001, was a very difficult time to be in the market, particularly with technology stocks. Overly optimistic earnings estimates for many companies were dramatically reduced as technology continued its decline. Evidence of a slowdown in the U.S. economy continued to emerge despite aggressive actions by the Federal Reserve Board to lower interest rates. The economic slowdown, combined with a corporate-profits recession, resulted in a halt to capital spending, which created a particularly unfavorable environment for growth-oriented stocks. However, stocks within the value-oriented areas of the market, such as finance, utilities and energy, benefited from the rotation out of growth stocks. While all of the major stock indexes lost value during the reporting period, it was the technology-heavy Nasdaq composite that suffered the most, declining about 57 percent during the period.

Performance and Portfolio Strategy

For the 12-month period ended August 31, 2001, Morgan Stanley S&P 500 Index Fund's Class A, B, C and D shares returned -24.83 percent, -25.47 percent, -25.47 percent and -24.69 percent, respectively. For the same period, the Standard & Poor's 500 Index (S&P 500) returned -24.38 percent. The performance of the Fund's four share classes varies because each has different expenses. The total return figures given assume the reinvestment of all distributions but do not reflect the deduction of any applicable sales charges. The accompanying chart compares the Fund's performance to that of the S&P 500.

Thus far, the trends established in the latter half of 2000 have continued in 2001. The worst-performing industries continue to be concentrated in the technology sector. Other poor-performing industries were communications equipment (down 63.21 percent), electronic defense (down 52.36 percent) and electronic instruments (down 47.21 percent). The best-performing industries during the period were office equipment (up 49.65 percent), construction (up
37.10 percent) and toys (up 33.40 percent).

The Fund seeks to deliver investment performance that corresponds before expenses to the total return of the S&P 500, by investing in substantially all the stocks that comprise the index in approximately the same weightings as they are represented in the index.

Looking Ahead

There is no doubt that the September 11 terrorist attack will have a negative impact on the markets and the economy. Consensus estimates for the second half of 2001 have accordingly been revised from modestly positive to slightly negative. A decline in economic output for two successive quarters would meet the customary definition of a recession, which would be the first in a record ten years.

Even so, there is good reason to believe that the economy has not been completely derailed from the road to recovery. In recent months, there were many solid signs that the economy was approaching a trough.

Morgan Stanley S&P 500 Index Fund
Letter to the Shareholders | August 31, 2001 continued


Many leading indicators had been climbing, suggesting that the economy was on the mend. Manufacturers' new orders moved solidly into positive territory by the end of the summer. Evidence like this suggests that many companies are confronting the current crisis in far better shape than might have been the case a year ago.

In the past, stocks have typically led the economy to recovery, and we believe that a stronger economic recovery next year combined with all the liquidity already in the system could help propel a sudden turnaround. A pronounced stock market rally could lead to regret for some, including those who fled the markets and especially those who gambled that the stock market would fall even farther by selling stocks short.

Fortunately, most of America's investors appear to be staying the course. According to polls taken soon after the terrorist attack, three-fourths of investors said they then had no intention of changing their investment plans. At least another tenth grasped the opportunity to buy low and intended to increase their equity exposure.

Investors should be assured that the U.S. economy is one of the most powerful engines of growth in history and has survived many attacks, including political crises, world wars, and a decades-long struggle during the cold war. The economy and the markets met each of those challenges, and each time emerged even stronger than before. Anyone who bought U.S. shares during such periods was eventually rewarded.

We appreciate your ongoing support of Morgan Stanley S&P 500 Index Fund and look forward to continuing to serve your investment needs.


Very truly yours,

/s/ Charles A. Fiumefreddo              /s/ Mitchell M. Merin
Charles A. Fiumefreddo                  Mitchell M. Merin
Chairman of the Board                   President

Morgan Stanley S&P 500 Index Fund
Fund Performance | August 31, 2001


       Date             Class A         Class B         Class C       Class D       S&P 500
       ----             -------         -------         -------       -------       -------
September 26, 1997      $ 9,475         $10,000         $10,000       $10,000       $10,000
November 30, 1997       $ 9,598         $10,110         $10,110       $10,130       $10,138
February 28, 1998       $10,562         $11,109         $11,108       $11,153       $11,177
May 31, 1998            $10,999         $11,549         $11,548       $11,624       $11,663
August 31, 1998         $ 9,669         $10,138         $10,137       $10,230       $10,274
November 30, 1998       $11,788         $12,330         $12,328       $12,477       $12,536
February 28, 1999       $12,563         $13,117         $13,117       $13,304       $13,383
May, 31, 1999           $13,222         $13,778         $13,779       $14,011       $14,117
August 31, 1999         $13,423         $13,959         $13,959       $14,233       $14,363
November 30, 1999       $14,140         $14,680         $14,680       $15,001       $15,155
February 29, 2000       $13,923         $14,433         $14,433       $14,782       $14,953
May 31, 2000            $14,498         $14,995         $14,996       $15,400       $15,594
August 31, 2000         $15,503         $16,010         $16,010       $16,483       $16,706
November 30, 2000       $13,454         $13,860         $13,861       $14,306       $14,516
February 28, 2001       $12,707         $13,067         $13,067       $13,517       $13,728
May 31, 2001            $12,889         $13,228         $13,228       $13,719       $13,950
August 31, 2001         $11,654(3)      $11,732(3)      $11,932(3)    $12,413(3)    $12,634

           -- Class A -- Class B -- Class C -- Class D -- S&P 500 (4)


PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RETURNS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE. WHEN YOU SELL FUND SHARES, THEY MAY BE WORTH LESS THAN THEIR ORIGINAL COST. PERFORMANCE FOR CLASS A, CLASS B, CLASS C, AND CLASS D SHARES WILL VARY DUE TO DIFFERENCES IN SALES CHARGES AND EXPENSES.

                          AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------



                     Class A Shares*
----------------------------------------------------------
PERIOD ENDED 8/31/01
---------------------------
1 Year                        (24.83)%(1)   (28.78)%(2)
Since Inception (9/26/97)       5.41 %(1)     3.97 %(2)


                     Class B Shares**
----------------------------------------------------------
PERIOD ENDED 8/31/01
---------------------------
1 Year                        (25.47)%(1)   (29.20)%(2)
Since Inception (9/26/97)       4.60 %(1)     4.15 %(2)


                     Class C Shares+
----------------------------------------------------------
PERIOD ENDED 8/31/01
---------------------------
1 Year                        (25.47)%(1)   (26.22)%(2)
Since Inception (9/26/97)       4.60 %(1)     4.60 %(2)


             Class D Shares#
----------------------------------------------------------
PERIOD ENDED 8/31/01
---------------------------
1 Year                        (24.69)%(1)
Since Inception (9/26/97)       5.66 %(1)


------------
(1) Figure shown assumes reinvestment of all distributions and does not reflect the deduction of any sales charges.
(2) Figure shown assumes reinvestment of all distributions and the deduction of the maximum applicable sales charge. See the Fund's current prospectus for complete details on fees and sales charges.
(3)   Closing value assuming a complete redemption on August 31, 2001.
(4) The Standard and Poor's 500 Index (S&P 500(Reg. TM)) is a broad-based index, the performance of which is based on the performance of 500 widely-held common stocks chosen for market size, liquidity and industry group representation. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.
 *    The maximum front-end sales charge for Class A is 5.25%.
** The maximum contingent deferred sales charge (CDSC) for Class B is 5.0%. The CDSC declines to 0% after six years.
 + The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of purchase.
 #    Class D shares have no sales charge.

Morgan Stanley S&P 500 Index Fund
Portfolio of Investments | August 31, 2001




                 NUMBER OF
                   SHARES                            VALUE
-------------------------------------------- ---------------------
          Common Stocks (98.9%)
          Advertising/Marketing Services (0.3%)
 71,952   Interpublic Group of
             Companies, Inc. ...............   $    1,948,460
 35,531   Omnicom Group, Inc. ..............        2,763,956
 20,420   TMP Worldwide, Inc.* .............          915,837
                                               --------------
                                                    5,628,253
                                               --------------
          Aerospace & Defense (1.0%)
167,347   Boeing Co. .......................        8,568,166
 38,548   General Dynamics Corp. ...........        3,043,750
 19,824   Goodrich (B.F.) Co. (The) ........          635,359
 83,316   Lockheed Martin Corp. ............        3,320,976
 16,365   Northrop Grumman Corp. ...........        1,341,930
 68,185   Raytheon Co. .....................        1,792,584
 27,044   Textron, Inc. ....................        1,416,835
                                               --------------
                                                   20,119,600
                                               --------------
          Agricultural Commodities/
          Milling (0.1%)
127,309   Archer-Daniels-Midland Co. .......        1,709,765
                                               --------------
          Air Freight/Couriers (0.1%)
 58,898   FedEx Corp.* .....................        2,479,606
                                               --------------
          Airlines (0.2%)
 29,483   AMR Corp.* .......................          943,161
 23,603   Delta Air Lines, Inc. ............          911,076
146,104   Southwest Airlines Co. ...........        2,613,801
 12,871   US Airways Group Inc.* ...........          163,462
                                               --------------
                                                    4,631,500
                                               --------------
          Alternative Power Generation (0.3%)
102,067   AES Corp. (The)* .................        3,380,459
 57,290   Calpine Corp.* ...................        1,891,716
                                               --------------
                                                    5,272,175
                                               --------------
          Aluminum (0.4%)
 61,256   Alcan Inc. (Canada) ..............        2,224,818
165,580   Alcoa, Inc. ......................        6,311,910
                                               --------------
                                                    8,536,728
                                               --------------

                 NUMBER OF
                   SHARES                            VALUE
-------------------------------------------- ---------------------
          Apparel/Footwear (0.3%)
 32,425   Cintas Corp. .....................   $    1,509,708
 10,077   Liz Claiborne, Inc. ..............          528,539
 52,023   Nike, Inc. (Class B) .............        2,601,150
 11,232   Reebok International Ltd.* .......          302,028
 21,483   VF Corp. .........................          742,667
                                               --------------
                                                    5,684,092
                                               --------------
          Apparel/Footwear Retail (0.3%)
164,875   Gap, Inc. (The) ..................        3,239,794
 81,796   Limited, Inc. (The) ..............        1,153,324
 25,667   Nordstrom, Inc. ..................          514,623
 53,785   TJX Companies, Inc. (The) ........        1,887,853
                                               --------------
                                                    6,795,594
                                               --------------
          Auto Parts: O.E.M. (0.3%)
 28,378   Dana Corp. .......................          556,209
107,402   Delphi Automotive Systems
             Corp. .........................        1,609,956
 13,217   Eaton Corp. ......................          950,699
 16,664   Johnson Controls, Inc. ...........        1,220,638
 23,962   TRW Inc. .........................          843,462
 25,116   Visteon Corp. ....................          429,484
                                               --------------
                                                    5,610,448
                                               --------------




          Automotive Aftermarket (0.0%)
 13,916   Cooper Tire & Rubber Co. .........          231,980
 30,456   Goodyear Tire & Rubber Co.
             (The) .........................          746,172
                                               --------------
                                                      978,152
                                               --------------
          Beverages: Alcoholic (0.4%)
172,176   Anheuser-Busch Companies,
             Inc. ..........................        7,410,455
 13,132   Brown-Forman Corp.
          (Class B) ........................          847,014
  7,154   Coors (Adolph) Co. (Class B)......          331,230
                                               --------------
                                                    8,588,699
                                               --------------
          Beverages: Non-Alcoholic (2.1%)
477,147   Coca Cola Co. ....................       23,222,744
 85,347   Coca-Cola Enterprises Inc. .......        1,294,714
 27,585   Pepsi Bottling Group, Inc. (The).         1,217,878
339,112   PepsiCo, Inc. ....................       15,938,264
                                               --------------
                                                   41,673,600
                                               --------------

                       See Notes to Financial Statements

Morgan Stanley S&P 500 Index Fund
Portfolio of Investments | August 31, 2001 continued




                    NUMBER OF
                     SHARES                               VALUE
------------------------------------------------- ---------------------
             Biotechnology (0.9%)
  200,108    Amgen Inc.* ........................   $  12,866,944
   28,511    Biogen, Inc.* ......................       1,720,924
   36,423    Chiron Corp.* ......................       1,698,040
   40,816    MedImmune, Inc.* ...................       1,638,762
                                                    -------------
                                                       17,924,670
                                                    -------------
             Broadcasting (0.3%)
  112,701    Clear Channel
                Communications, Inc.* ...........       5,665,479
   39,977    Univision Communications,
                Inc. (Class A)* .................       1,192,514
                                                    -------------
                                                        6,857,993
                                                    -------------
             Building Products (0.1%)
   88,213    Masco Corp. ........................       2,277,660
                                                    -------------
             Cable/Satellite TV (0.3%)
  181,280    Comcast Corp. (Class A
                Special)* .......................       6,640,286
                                                    -------------
             Casino/Gaming (0.0%)
   22,486    Harrah's Entertainment, Inc.* ......         642,650
                                                    -------------
             Chemicals: Major Diversified (0.8%)
  172,171    Dow Chemical Co. ...................       6,036,315
  200,040    Du Pont (E.I.) de Nemours &
                Co., Inc. .......................       8,195,639
   14,772    Eastman Chemical Co. ...............         573,006
   20,719    Hercules Inc.* .....................         234,125
   42,238    Rohm & Haas Co. ....................       1,516,767
                                                    -------------
                                                       16,555,852
                                                    -------------
             Chemicals: Specialty (0.3%)
   43,726    Air Products & Chemicals, Inc.             1,853,982
   25,083    Engelhard Corp. ....................         655,419
    5,969    FMC Corp.* .........................         373,003
    9,644    Great Lakes Chemical Corp. .........         240,618
   30,811    Praxair, Inc. ......................       1,450,274
   14,515    Sigma-Aldrich Corp. ................         662,029
                                                    -------------
                                                        5,235,325
                                                    -------------
             Commercial Printing/Forms (0.1%)
   13,555    Deluxe Corp. .......................         444,875
   22,518    Donnelley (R.R.) & Sons Co. ........         671,487
                                                    -------------
                                                        1,116,362
                                                    -------------



                    NUMBER OF
                     SHARES                               VALUE
------------------------------------------------- ---------------------
             Computer Communications (1.2%)
   54,447    Avaya Inc.* ........................   $     618,518
1,403,983    Cisco Systems, Inc.* ...............      22,927,042
                                                    -------------
                                                       23,545,560
                                                    -------------
             Computer Peripherals (0.5%)
  423,335    EMC Corp.* .........................       6,544,759
   24,600    Lexmark International, Inc. * ......       1,280,430
   62,448    Network Appliance, Inc.* ...........         809,326
   17,677    QLogic Corp.* ......................         530,487
                                                    -------------
                                                        9,165,002
                                                    -------------
             Computer Processing
             Hardware (3.3%)
   66,952    Apple Computer, Inc.* ..............       1,241,960
  323,998    Compaq Computer Corp. ..............       4,001,375
  498,945    Dell Computer Corp.* ...............      10,667,444
   61,960    Gateway, Inc.* .....................         555,781
  372,689    Hewlett-Packard Co. ................       8,650,112
  333,285    International Business
             Machines Corp. .....................      33,328,500
   18,508    NCR Corp.* .........................         700,528
  108,795    Palm, Inc.* ........................         389,486
  624,746    Sun Microsystems, Inc.* ............       7,153,342
                                                    -------------
                                                       66,688,528
                                                    -------------
             Construction Materials (0.0%)
   19,391    Vulcan Materials Co. ...............         930,962
                                                    -------------
             Consumer Sundries (0.0%)
   12,180    American Greetings Corp.
                (Class A) .......................         161,020
                                                    -------------
             Containers/Packaging (0.1%)
    5,288    Ball Corp. .........................         278,413
   10,129    Bemis Company, Inc. ................         443,245
   30,448    Pactiv Corp.* ......................         483,514
   16,048    Sealed Air Corp.* ..................         644,809
    9,449    Temple-Inland, Inc. ................         551,444
                                                    -------------
                                                        2,401,425
                                                    -------------

                       See Notes to Financial Statements

Morgan Stanley S&P 500 Index Fund
Portfolio of Investments | August 31, 2001 continued




                 NUMBER OF
                   SHARES                            VALUE
-------------------------------------------- ---------------------
          Contract Drilling (0.2%)
 28,174   Nabors Industries, Inc.* .........   $     690,826
 25,724   Noble Drilling Corp.* ............         699,693
 18,097   Rowan Companies, Inc.* ...........         281,408
 60,998   Transocean Sedco Forex Inc. ......       1,762,842
                                               -------------
                                                   3,434,769
                                               -------------
          Data Processing Services (0.8%)
119,746   Automatic Data Processing,
             Inc. ..........................       6,198,053
 75,152   First Data Corp. .................       4,948,759
 23,852   Fiserv, Inc.* ....................       1,292,063
 71,614   Paychex, Inc. ....................       2,654,731
                                               -------------
                                                  15,093,606
                                               -------------
          Department Stores (0.6%)
 16,310   Dillard's, Inc. (Class A) ........         291,949
 37,919   Federated Department
             Stores, Inc.* .................       1,376,839
 63,900   Kohl's Corp.* ....................       3,546,450
 57,342   May Department Stores Co. ........       1,929,558
 50,457   Penney (J.C.) Co., Inc. ..........       1,210,968
 63,018   Sears, Roebuck & Co. .............       2,694,019
                                               -------------
                                                  11,049,783
                                               -------------
          Discount Stores (2.7%)
 21,730   Big Lots, Inc.* ..................         230,338
 86,326   Costco Wholesale Corp.* ..........       3,229,456
 63,420   Dollar General Corp. .............       1,093,995
 32,940   Family Dollar Stores, Inc. .......         988,200
 93,982   Kmart Corp.* .....................         943,579
172,467   Target Corp. .....................       5,975,982
857,655   Wal-Mart Stores, Inc. ............      41,210,323
                                               -------------
                                                  53,671,873
                                               -------------
          Drugstore Chains (0.5%)
 75,447   CVS Corp. ........................       2,724,391
195,261   Walgreen Co. .....................       6,707,215
                                               -------------
                                                   9,431,606
                                               -------------
          Electric Utilities (2.4%)
 23,920   Allegheny Energy, Inc. ...........       1,054,394
 26,322   Ameren Corp. .....................       1,085,782



                 NUMBER OF
                   SHARES                            VALUE
-------------------------------------------- ---------------------
 61,798   American Electric Power Co.,
             Inc. ..........................   $   2,828,494
 30,502   Cinergy Corp. ....................         982,164
 25,319   CMS Energy Corp. .................         593,984
 40,686   Consolidated Edison, Inc. ........       1,664,057
 31,411   Constellation Energy Group,
             Inc. ..........................         942,958
 47,457   Dominion Resources, Inc. .........       2,987,418
 31,617   DTE Energy Co. ...................       1,368,700
148,076   Duke Energy Corp. ................       5,820,868
 62,500   Edison International .............         850,625
 42,339   Entergy Corp. ....................       1,630,898
 61,500   Exelon Corp. .....................       3,357,900
 42,966   FirstEnergy Corp. ................       1,413,152
 33,734   FPL Group, Inc. ..................       1,833,443
 22,923   GPU, Inc. ........................         875,200
 65,122   Mirant Corp.* ....................       1,865,745
 30,739   Niagara Mohawk Holdings
             Inc.* .........................         536,088
 74,263   PG&E Corp. .......................       1,217,913
 16,254   Pinnacle West Capital Corp. ......         725,091
 27,998   PPL Corp. ........................       1,213,713
 39,532   Progress Energy, Inc. ............       1,648,089
 39,895   Public Service Enterprise
             Group, Inc. ...................       1,847,138
 57,062   Reliant Energy, Inc. .............       1,715,284
131,407   Southern Co. (The) ...............       3,044,700
 49,278   TXU Corp. ........................       2,339,719
 65,834   Xcel Energy, Inc. ................       1,803,852
                                               -------------
                                                  47,247,369
                                               -------------
          Electrical Products (0.4%)
 37,414   American Power Conversion
             Corp.* ........................         517,436
 17,957   Cooper Industries, Inc. ..........       1,008,286
 82,189   Emerson Electric Co. .............       4,405,330
 37,482   Molex Inc. .......................       1,183,307
  7,894   National Service Industries,
             Inc. ..........................         186,298
 15,094   Power-One, Inc.* .................         164,676
 11,154   Thomas & Betts Corp. .............         238,807
                                               -------------
                                                   7,704,140
                                               -------------

                       See Notes to Financial Statements

Morgan Stanley S&P 500 Index Fund
Portfolio of Investments | August 31, 2001 continued




                   NUMBER OF
                    SHARES                              VALUE
----------------------------------------------- ---------------------
          Electronic Components (0.2%)
 36,690   Jabil Circuit, Inc.* ................   $     847,906
 61,325   Sanmina Corp.* ......................       1,104,463
125,312   Solectron Corp.* ....................       1,704,243
                                                  -------------
                                                      3,656,612
                                                  -------------
          Electronic Equipment/
             Instruments (0.4%)
 87,621   Agilent Technologies, Inc.* .........       2,321,956
252,488   JDS Uniphase Corp.* .................       1,780,040
 19,361   PerkinElmer, Inc. ...................         621,101
 35,077   Rockwell Collins ....................         712,765
 35,077   Rockwell International Corp. ........         562,986
 43,460   Symbol Technologies, Inc. ...........         586,710
 17,983   Tektronix, Inc.* ....................         351,388
133,179   Xerox Corp. .........................       1,225,247
                                                  -------------
                                                      8,162,193
                                                  -------------
          Electronic Production Equipment (0.5%)
155,981   Applied Materials, Inc.* ............       6,721,221
 35,562   KLA-Tencor Corp.* ...................       1,747,517
 27,326   Novellus Systems, Inc.* .............       1,210,815
 33,438   Teradyne, Inc.* .....................       1,096,098
                                                  -------------
                                                     10,775,651
                                                  -------------
          Electronics/Appliance Stores (0.2%)
 40,165   Best Buy Co., Inc.* .................       2,368,932
 39,903   Circuit City Stores, Inc. -
             Circuit City Group ...............         666,380
 35,573   RadioShack Corp. ....................         832,408
                                                  -------------
                                                      3,867,720
                                                  -------------
          Electronics/Appliances (0.1%)
 14,600   Maytag Corp. ........................         448,658
 12,776   Whirlpool Corp. .....................         843,472
                                                  -------------
                                                      1,292,130
                                                  -------------
          Engineering & Construction (0.0%)
 15,205   Fluor Corp. .........................         689,243
                                                  -------------
          Environmental Services (0.2%)
 37,843   Allied Waste Industries, Inc.* ......         686,094
119,988   Waste Management, Inc. ..............       3,711,229
                                                  -------------
                                                      4,397,323
                                                  -------------



                   NUMBER OF
                    SHARES                              VALUE
----------------------------------------------- ---------------------
          Finance/Rental/Leasing (2.1%)
 39,974   Capital One Financial Corp. .........   $   2,222,954
 22,717   Countrywide Credit Industries,
             Inc. .............................         942,755
191,886   Fannie Mae ..........................      14,623,632
132,857   Freddie Mac .........................       8,354,048
 88,975   Household International, Inc. .......       5,258,422
163,395   MBNA Corp. ..........................       5,679,610
 54,762   Providian Financial Corp. ...........       2,139,004
 11,574   Ryder System, Inc. ..................         261,457
 31,262   USA Education Inc. ..................       2,476,263
                                                  -------------
                                                     41,958,145
                                                  -------------
          Financial Conglomerates (3.7%)
253,804   American Express Co. ................       9,243,542
964,620   Citigroup, Inc. .....................      44,131,365
 64,801   Conseco, Inc.* ......................         594,873
 59,100   Hancock (John) Financial
             Services , Inc. ..................       2,361,045
380,819   J.P. Morgan Chase & Co. .............      15,004,269
 62,419   State Street Corp. ..................       3,031,067
                                                  -------------
                                                     74,366,161
                                                  -------------
          Financial Publishing/Services (0.2%)
 27,467   Equifax, Inc. .......................         714,966
 37,445   McGraw-Hill Companies, Inc.
             (The) ............................       2,218,616
 30,213   Moody's Corp. .......................       1,039,025
                                                  -------------
                                                      3,972,607
                                                  -------------
          Food Distributors (0.2%)
 25,399   Supervalu, Inc. .....................         532,871
129,013   SYSCO Corp. .........................       3,614,944
                                                  -------------
                                                      4,147,815
                                                  -------------
          Food Retail (0.6%)
 77,690   Albertson's, Inc. ...................       2,718,373
155,521   Kroger Co.* .........................       4,139,969
 96,950   Safeway Inc.* .......................       4,373,414
 26,947   Winn-Dixie Stores, Inc. .............         604,960
                                                  -------------
                                                     11,836,716
                                                  -------------

                       See Notes to Financial Statements

Morgan Stanley S&P 500 Index Fund
Portfolio of Investments | August 31, 2001 continued




                    NUMBER OF
                     SHARES                               VALUE
------------------------------------------------- ---------------------
             Food: Major Diversified (1.1%)
   78,326    Campbell Soup Co. ..................   $   2,208,010
   54,592    General Mills, Inc. ................       2,420,609
   66,886    Heinz (H.J.) Co. ...................       3,021,909
   77,861    Kellogg Co. ........................       2,490,773
   59,433    Ralston - Ralston Purina
                Group ...........................       1,942,270
  150,882    Sara Lee Corp. .....................       3,319,404
  109,644    Unilever N.V. (Netherlands) ........       6,698,152
                                                    -------------
                                                       22,101,127
                                                    -------------
             Food: Meat/Fish/Dairy (0.1%)
  103,028    ConAgra, Inc. ......................       2,364,493
                                                    -------------
             Food: Specialty/Candy (0.2%)
   26,213    Hershey Foods Corp. ................       1,690,214
   43,329    Wrigley (Wm.) Jr. Co. ..............       2,172,516
                                                    -------------
                                                        3,862,730
                                                    -------------
             Forest Products (0.1%)
   20,021    Louisiana-Pacific Corp. ............         212,623
   41,278    Weyerhaeuser Co. ...................       2,342,526
                                                    -------------
                                                        2,555,149
                                                    -------------
             Gas Distributors (0.4%)
   62,535    Dynegy, Inc. (Class A) .............       2,637,101
   26,342    KeySpan Corp. ......................         850,847
   21,961    Kinder Morgan, Inc. ................       1,221,032
    8,709    Nicor Inc. .........................         337,561
   39,616    NiSource Inc. ......................         998,719
    6,789    Peoples Energy Corp. ...............         266,808
   39,509    Sempra Energy ......................       1,070,299
                                                    -------------
                                                        7,382,367
                                                    -------------
             Home Building (0.1%)
   11,377    Centex Corp. .......................         498,313
    8,493    Kaufman & Broad Home Corp.                   274,918
   11,292    Pulte Corp. ........................         427,402
                                                    -------------
                                                        1,200,633
                                                    -------------
             Home Furnishings (0.1%)
   37,647    Leggett & Platt, Inc. ..............         885,457
   51,150    Newell Rubbermaid, Inc. ............       1,171,335
   11,108    Tupperware Corp. ...................         262,482
                                                    -------------
                                                        2,319,274
                                                    -------------




                    NUMBER OF
                     SHARES                               VALUE
------------------------------------------------- ---------------------
             Home Improvement Chains (1.3%)
  447,657    Home Depot, Inc. (The) .............   $  20,569,839
  147,548    Lowe's Companies, Inc. .............       5,488,786
                                                    -------------
                                                       26,058,625
                                                    -------------
             Hospital/Nursing
                Management (0.4%)
  103,112    HCA - The Healthcare Corp ..........       4,716,343
   19,737    Manor Care, Inc.* ..................         555,202
   62,197    Tenet Healthcare Corp.* ............       3,446,958
                                                    -------------
                                                        8,718,503
                                                    -------------
             Hotels/Resorts/Cruiselines (0.4%)
  112,167    Carnival Corp. .....................       3,508,584
   70,752    Hilton Hotels Corp. ................         899,258
   46,764    Marriott International, Inc.
                (Class A) .......................       2,050,601
   38,125    Starwood Hotels & Resorts
                Worldwide, Inc. .................       1,290,531
                                                    -------------
                                                        7,748,974
                                                    -------------
             Household/Personal Care (2.1%)
   10,858    Alberto-Culver Co. (Class B) .......         467,654
   45,513    Avon Products, Inc. ................       2,099,515
   45,370    Clorox Co. .........................       1,690,032
  107,626    Colgate-Palmolive Co. ..............       5,827,948
  202,286    Gillette Co. .......................       6,200,066
   18,379    International Flavors &
                Fragrances, Inc. ................         554,127
  102,091    Kimberly-Clark Corp. ...............       6,334,747
  248,445    Procter & Gamble Co. (The) .........      18,422,197
                                                    -------------
                                                       41,596,286
                                                    -------------
             Industrial Conglomerates (5.9%)
1,905,441    General Electric Co.** .............      78,084,972
  155,243    Honeywell International, Inc. ......       5,784,354
   16,865    ITT Industries, Inc. ...............         761,455
   75,947    Minnesota Mining &
                Manufacturing Co. ...............       7,906,083
  371,498    Tyco International Ltd.
                (Bermuda) .......................      19,299,321
   90,300    United Technologies Corp. ..........       6,176,520
                                                    -------------
                                                      118,012,705
                                                    -------------

                       See Notes to Financial Statements

Morgan Stanley S&P 500 Index Fund
Portfolio of Investments | August 31, 2001 continued




                   NUMBER OF
                    SHARES                              VALUE
----------------------------------------------- ---------------------
             Industrial Machinery (0.3%)
   58,307    Illinois Tool Works Inc. .........   $   3,644,771
   30,673    Ingersoll-Rand Co. ...............       1,244,404
    2,128    Kadant Inc.* .....................          29,473
   11,737    McDermott International, Inc.*             124,999
   22,415    Parker-Hannifin Corp. ............         986,260
                                                  -------------
                                                      6,029,907
                                                  -------------
             Industrial Specialties (0.2%)
   24,474    Ecolab, Inc. .....................         980,918
    9,035    Millipore Corp. ..................         573,271
   32,303    PPG Industries, Inc. .............       1,748,238
   30,053    Sherwin-Williams Co. .............         680,700
                                                  -------------
                                                      3,983,127
                                                  -------------
             Information Technology
                Services (0.5%)
   35,430    Citrix Systems, Inc.* ............       1,167,418
   32,343    Computer Sciences Corp.* .........       1,216,097
   89,758    Electronic Data Systems
                Corp. .........................       5,293,927
   56,395    PeopleSoft, Inc.* ................       1,944,500
   23,578    Sapient Corp.* ...................         127,557
   60,751    Unisys Corp.* ....................         718,077
                                                  -------------
                                                     10,467,576
                                                  -------------
             Insurance Brokers/Services (0.3%)
   50,232    AON Corp. ........................       1,866,119
   52,854    Marsh & McLennan
                Companies, Inc. ...............       4,910,137
                                                  -------------
                                                      6,776,256
                                                  -------------
             Integrated Oil (5.2%)
   17,099    Amerada Hess Corp. ...............       1,328,763
  123,057    Chevron Corp. ....................      11,167,423
  119,838    Conoco, Inc. (Class B) ...........       3,549,602
1,323,566    Exxon Mobil Corp. ................      53,141,175
   49,059    Phillips Petroleum Co. ...........       2,820,892
  411,336    Royal Dutch Petroleum Co.
                (ADR) (Netherlands) ...........      23,293,958
  105,686    Texaco, Inc. .....................       7,361,030
                                                  -------------
                                                    102,662,843
                                                  -------------



                   NUMBER OF
                    SHARES                              VALUE
----------------------------------------------- ---------------------
             Internet Software/Services (0.2%)
   86,925    Siebel Systems, Inc.* ............   $   1,877,580
  108,748    Yahoo! Inc.* .....................       1,289,751
                                                  -------------
                                                      3,167,331
                                                  -------------
             Investment Banks/Brokers (1.4%)
   20,149    Bear Stearns Companies, Inc.
                (The) .........................       1,051,576
   47,284    Lehman Brothers Holdings,
                Inc. ..........................       3,104,195
  161,007    Merrill Lynch & Co., Inc. ........       8,307,961
  213,464    Morgan Stanley Dean Witter &
                Co. (Note 4) ..................      11,388,304
  265,888    Schwab (Charles) Corp. ...........       3,312,964
                                                  -------------
                                                     27,165,000
                                                  -------------
             Investment Managers (0.2%)
   50,743    Franklin Resources, Inc. .........       2,081,985
   23,598    Price (T.) Rowe Associates,
                Inc. ..........................         882,329
   42,069    Stilwell Financial, Inc. .........       1,203,173
                                                  -------------
                                                      4,167,487
                                                  -------------
             Life/Health Insurance (0.6%)
  100,866    AFLAC, Inc. ......................       2,775,832
   29,180    Jefferson-Pilot Corp. ............       1,357,454
   36,029    Lincoln National Corp. ...........       1,796,406
  143,820    MetLife, Inc. ....................       4,386,510
   24,065    Torchmark Corp. ..................       1,016,506
   46,303    UnumProvident Corp. ..............       1,297,410
                                                  -------------
                                                     12,630,118
                                                  -------------
             Major Banks (4.4%)
  307,481    Bank of America Corp. ............      18,910,081
  141,098    Bank of New York Co., Inc. .......       5,601,591
  223,543    Bank One Corp. ...................       7,754,707
   78,122    BB&T Corp. .......................       2,873,327
   34,236    Comerica, Inc. ...................       2,045,601
  188,249    First Union Corp.* ...............       6,479,531
  207,765    FleetBoston Financial Corp. ......       7,651,985
   48,152    Huntington Bancshares, Inc. ......         875,403
   81,434    KeyCorp ..........................       2,043,993
   91,541    Mellon Financial Corp. ...........       3,226,820

                       See Notes to Financial Statements

Morgan Stanley S&P 500 Index Fund
Portfolio of Investments | August 31, 2001 continued




                  NUMBER OF
                   SHARES                             VALUE
--------------------------------------------- ---------------------
115,241    National City Corp. ..............   $   3,557,490
 55,438    PNC Financial Services Group,
              Inc. ..........................       3,691,616
 65,209    SouthTrust Corp. .................       1,588,491
 56,012    SunTrust Banks, Inc. .............       3,825,620
 40,348    Wachovia Corp. ...................       2,810,238
329,214    Wells Fargo & Co. ................      15,147,136
                                                -------------
                                                   88,083,630
                                                -------------
           Major Telecommunications (4.7%)
 60,055    ALLTEL Corp. .....................       3,483,190
661,876    AT&T Corp. .......................      12,602,119
359,515    BellSouth Corp. ..................      13,409,909
646,070    SBC Communications, Inc. .........      26,430,724
170,015    Sprint Corp. (FON Group) .........       3,968,150
518,833    Verizon Communications Inc. ......      25,941,650
554,010    WorldCom Group* ..................       7,124,569
                                                -------------
                                                   92,960,311
                                                -------------
           Managed Health Care (0.5%)
 27,328    Aetna Inc.* ......................         817,107
 28,727    CIGNA Corp. ......................       2,585,430
 32,603    Humana, Inc.* ....................         391,236
 60,845    UnitedHealth Group Inc. ..........       4,141,111
 12,146    Wellpoint Health Networks,
           Inc.* ............................       1,293,306
                                                -------------
                                                    9,228,190
                                                -------------
           Media Conglomerates (2.8%)
849,912    AOL Time Warner Inc.* ............      31,744,213
400,912    Disney (Walt) Co. (The) ..........      10,195,192
341,488    Viacom, Inc. (Class B)
              (Non-Voting)* .................      14,479,091
                                                -------------
                                                   56,418,496
                                                -------------
           Medical Distributors (0.5%)
 19,730    AmerisourceBergen Corp.* .........       1,271,401
 85,525    Cardinal Health, Inc. ............       6,238,193
 54,633    McKesson HBOC, Inc. ..............       2,144,345
                                                -------------
                                                    9,653,939
                                                -------------


                  NUMBER OF
                   SHARES                             VALUE
--------------------------------------------- ---------------------
           Medical Specialties (1.5%)
 40,503    Applera Corp. - Applied
              Biosystems Group ..............   $   1,012,980
  9,721    Bard (C.R.), Inc. ................         562,360
 10,287    Bausch & Lomb, Inc. ..............         374,138
113,634    Baxter International, Inc. .......       5,863,514
 49,412    Becton, Dickinson & Co. ..........       1,775,373
 51,489    Biomet, Inc. .....................       1,422,641
 77,004    Boston Scientific Corp.* .........       1,470,776
 58,891    Guidant Corp.* ...................       2,127,143
231,849    Medtronic, Inc. ..................      10,558,403
 23,555    Pall Corp. .......................         526,690
 16,444    St. Jude Medical, Inc.* ..........       1,131,347
 37,622    Stryker Corp. ....................       2,062,814
                                                -------------
                                                   28,888,179
                                                -------------
           Miscellaneous Commercial
              Services (0.2%)
 46,173    Concord EFS, Inc.* ...............       2,422,697
 32,779    Convergys Corp.* .................         920,107
 25,490    Sabre Holdings Corp.* ............       1,075,168
                                                -------------
                                                    4,417,972
                                                -------------
           Miscellaneous Manufacturing (0.2%)
 11,449    Crane Co. ........................         321,602
 27,341    Danaher Corp. ....................       1,519,339
 38,992    Dover Corp. ......................       1,400,593
 34,773    Thermo Electron Corp.* ...........         753,531
                                                -------------
                                                    3,995,065
                                                -------------
           Motor Vehicles (0.8%)
350,964    Ford Motor Co. ...................       6,973,655
105,235    General Motors Corp. .............       5,761,616
 58,013    Harley-Davidson, Inc. ............       2,818,852
                                                -------------
                                                   15,554,123
                                                -------------
           Multi-Line Insurance (2.3%)
502,591    American International Group,
              Inc. ..........................      39,302,599
 45,467    Hartford Financial Services
              Group, Inc. (The) .............       2,946,262
 37,836    Loews Corp. ......................       1,847,154
 24,505    Safeco Corp. .....................         737,110
                                                -------------
                                                   44,833,125
                                                -------------

                       See Notes to Financial Statements

Morgan Stanley S&P 500 Index Fund
Portfolio of Investments | August 31, 2001 continued




                    NUMBER OF
                      SHARES                               VALUE
-------------------------------------------------- ---------------------
             Office Equipment/Supplies (0.2%)
   21,148    Avery Dennison Corp. ................   $   1,087,219
   47,341    Pitney Bowes, Inc. ..................       2,058,860
                                                     -------------
                                                         3,146,079
                                                     -------------
             Oil & Gas Pipelines (0.6%)
   97,674    El Paso Energy Corp. ................       4,745,980
  143,124    Enron Corp. .........................       5,007,909
   92,962    Williams Companies, Inc. (The)              3,025,913
                                                     -------------
                                                        12,779,802
                                                     -------------
             Oil & Gas Production (0.6%)
   48,077    Anardarko Petroleum Corp. ...........       2,487,985
   24,057    Apache Corp. ........................       1,128,995
   40,570    Burlington Resources, Inc. ..........       1,541,660
   24,826    Devon Energy Corp. ..................       1,148,699
   22,243    EOG Resources, Inc. .................         703,324
   18,180    Kerr-McGee Corp. ....................       1,061,894
   71,069    Occidental Petroleum Corp. ..........       1,955,819
   46,686    Unocal Corp. ........................       1,648,016
                                                     -------------
                                                        11,676,392
                                                     -------------
             Oil Refining/Marketing (0.2%)
   13,387    Ashland, Inc. .......................         567,609
   16,095    Sunoco, Inc. ........................         608,874
   29,612    Tosco Corp. .........................       1,373,997
   59,199    USX-Marathon Group ..................       1,865,360
                                                     -------------
                                                         4,415,840
                                                     -------------
             Oilfield Services/Equipment (0.5%)
   64,386    Baker Hughes Inc. ...................       2,120,875
   82,305    Halliburton Co. .....................       2,293,017
  109,965    Schlumberger Ltd. ...................       5,388,285
                                                     -------------
                                                         9,802,177
                                                     -------------
             Other Consumer Services (0.2%)
   35,058    Block (H.&R.), Inc. .................       1,364,107
  163,402    Cendant Corp.* ......................       3,116,076
                                                     -------------
                                                         4,480,183
                                                     -------------
             Other Consumer Specialties (0.1%)
   29,320    Fortune Brands, Inc. ................       1,121,490
                                                     -------------




                    NUMBER OF
                      SHARES                               VALUE
-------------------------------------------------- ---------------------
             Other Metals/Minerals (0.1%)
   34,888    Inco Ltd. (Canada)* .................   $     579,839
   15,097    Phelps Dodge Corp. ..................         594,822
                                                     -------------
                                                         1,174,661
                                                     -------------
             Packaged Software (4.2%)
   45,875    Adobe Systems, Inc. .................       1,541,859
   10,340    Autodesk, Inc. ......................         396,436
   46,735    BMC Software, Inc.* .................         747,760
  110,546    Computer Associates
                International, Inc. ..............       3,432,453
   70,556    Compuware Corp.* ....................         861,489
   40,022    Intuit Inc.* ........................       1,512,031
   15,848    Mercury Interactive Corp.* ..........         428,054
1,032,438    Microsoft Corp.* ....................      58,900,588
   69,010    Novell, Inc.* .......................         313,996
1,076,841    Oracle Corp.* .......................      13,148,229
   50,677    Parametric Technology Corp.*                  369,435
   76,235    Veritas Software Corp.* .............       2,189,469
                                                     -------------
                                                        83,841,799
                                                     -------------
             Personnel Services (0.0%)
   33,642    Robert Half International, Inc.*              837,349
                                                     -------------
             Pharmaceuticals: Generic
             Drugs (0.1%)
   20,309    Watson Pharmaceuticals, Inc.*               1,139,335
                                                     -------------
             Pharmaceuticals: Major (9.7%)
  297,114    Abbott Laboratories .................      14,766,566
  252,145    American Home Products
                Corp. ............................      14,120,120
  372,812    Bristol-Myers Squibb Co. ............      20,929,666
  580,876    Johnson & Johnson ...................      30,617,974
  215,592    Lilly (Eli) & Co. ...................      16,736,407
  439,863    Merck & Co., Inc. ...................      28,635,081
1,210,982    Pfizer, Inc. ........................      46,392,720
  249,563    Pharmacia Corp. .....................       9,882,695
  280,655    Schering-Plough Corp. ...............      10,701,375
   37,281    Zimmer Holdings, Inc.* ..............       1,014,043
                                                     -------------
                                                       193,796,647
                                                     -------------

                       See Notes to Financial Statements

Morgan Stanley S&P 500 Index Fund
Portfolio of Investments | August 31, 2001 continued




                 NUMBER OF
                   SHARES                            VALUE
-------------------------------------------- ---------------------
          Pharmaceuticals: Other (0.3%)
 25,242   Allergan, Inc. ...................   $   1,823,735
 33,795   Forest Laboratories, Inc.* .......       2,467,373
 43,844   King Pharmaceuticals, Inc.* ......       1,896,253
                                               -------------
                                                   6,187,361
                                               -------------
          Precious Metals (0.2%)
 75,965   Barrick Gold Corp. (Canada) ......       1,216,959
 27,610   Freeport-McMoRan Copper &
             Gold, Inc. (Class B)* .........         341,812
 50,510   Homestake Mining Co. .............         418,223
 37,497   Newmont Mining Corp. .............         777,688
 62,847   Placer Dome Inc. (Canada) ........         694,459
                                               -------------
                                                   3,449,141
                                               -------------
          Property - Casualty Insurers (0.6%)
138,967   Allstate Corp. (The) .............       4,715,150
 33,616   Chubb Corp. (The) ................       2,269,080
 30,829   Cincinnati Financial Corp. .......       1,233,160
 14,165   Progressive Corp. (The) ..........       1,831,110
 41,135   St. Paul Companies, Inc. .........       1,728,904
                                               -------------
                                                  11,777,404
                                               -------------
          Publishing: Books/Magazines (0.0%)
  9,539   Meredith Corp. ...................         310,494
                                               -------------
          Publishing: Newspapers (0.4%)
 16,566   Dow Jones & Co., Inc. ............         909,142
 50,748   Gannett Co., Inc. ................       3,129,122
 14,044   Knight-Ridder, Inc. ..............         851,066
 30,544   New York Times Co. (The)
             (Class A) .....................       1,305,756
 57,247   Tribune Co. ......................       2,256,677
                                               -------------
                                                   8,451,763
                                               -------------
          Pulp & Paper (0.4%)
 11,017   Boise Cascade Corp. ..............         404,324
 43,337   Georgia-Pacific Group ............       1,583,534
 92,656   International Paper Co. ..........       3,717,359
 19,012   Mead Corp. .......................         631,959
 19,327   Westvaco Corp. ...................         588,507
 21,032   Willamette Industries, Inc. ......       1,020,052
                                               -------------
                                                   7,945,735
                                               -------------


                 NUMBER OF
                   SHARES                            VALUE
-------------------------------------------- ---------------------
          Railroads (0.4%)
 75,146   Burlington Northern Santa Fe
             Corp. .........................   $   2,037,208
 40,935   CSX Corp. ........................       1,446,643
 73,792   Norfolk Southern Corp. ...........       1,374,007
 47,551   Union Pacific Corp. ..............       2,533,042
                                               -------------
                                                   7,390,900
                                               -------------
          Recreational Products (0.3%)
 16,802   Brunswick Corp. ..................         366,116
 55,639   Eastman Kodak Co. ................       2,485,394
 33,083   Hasbro, Inc. .....................         573,659
 14,190   International Game
             Technology* ...................         759,449
 82,650   Mattel, Inc. .....................       1,486,874
                                               -------------
                                                   5,671,492
                                               -------------
          Regional Banks (1.2%)
 71,045   AmSouth Bancorporation ...........       1,351,276
110,398   Fifth Third Bancorp ..............       6,436,203
 42,708   Northern Trust Corp. .............       2,421,544
 43,641   Regions Financial Corp. ..........       1,283,045
 55,637   Synovus Financial Corp. ..........       1,713,620
365,550   U.S. Bancorp .....................       8,860,932
 26,299   Union Planters Corp. .............       1,170,306
 17,660   Zions Bancorporation .............       1,011,212
                                               -------------
                                                  24,248,138
                                               -------------
          Restaurants (0.6%)
 22,649   Darden Restaurants, Inc. .........         648,214
248,089   McDonald's Corp. .................       7,450,113
 72,926   Starbucks Corp.* .................       1,230,262
 28,181   Tricon Global Restaurants,
             Inc.* .........................       1,201,074
 21,802   Wendy's International, Inc. ......         618,959
                                               -------------
                                                  11,148,622
                                               -------------
          Savings Banks (0.5%)
 39,655   Charter One Financial, Inc. ......       1,157,926
 30,436   Golden West Financial Corp. ......       1,761,331
168,354   Washington Mutual, Inc. ..........       6,303,174
                                               -------------
                                                   9,222,431
                                               -------------


                       See Notes to Financial Statements

Morgan Stanley S&P 500 Index Fund
Portfolio of Investments | August 31, 2001 continued

                    NUMBER OF
                     SHARES                               VALUE
------------------------------------------------- ---------------------
             Semiconductors (3.6%)
   65,978    Advanced Micro Devices,
                Inc.* ...........................   $     894,002
   74,190    Altera Corp.* ......................       2,106,996
   69,029    Analog Devices, Inc.* ..............       3,298,206
   57,642    Applied Micro Circuits Corp.*                822,551
   49,893    Broadcom Corp. (Class A)* ..........       1,604,060
   47,398    Conexant Systems, Inc.* ............         564,510
1,290,043    Intel Corp. ........................      36,069,602
   60,975    Linear Technology Corp. ............       2,504,853
   69,320    LSI Logic Corp.* ...................       1,403,730
   62,977    Maxim Integrated Products,
                Inc.* ...........................       2,910,167
  114,370    Micron Technology, Inc.* ...........       4,301,456
   33,269    National Semiconductor
                Corp.* ..........................       1,099,540
   31,550    PMC - Sierra, Inc.* ................         970,163
  333,010    Texas Instruments, Inc. ............      11,022,631
   35,171    Vitesse Semiconductor
                Corp.* ..........................         513,497
   63,800    Xilinx, Inc.* ......................       2,490,752
                                                    -------------
                                                       72,576,716
                                                    -------------
             Services to the Health Industry (0.2%)
   74,748    Healthsouth Corp.* .................       1,351,444
   56,522    IMS Health Inc. ....................       1,504,616
   22,368    Quintiles Transnational Corp.*               391,664
                                                    -------------
                                                        3,247,724
                                                    -------------
             Specialty Insurance (0.3%)
   20,293    Ambac Financial Group, Inc. ........       1,201,346
   28,438    MBIA, Inc. .........................       1,535,936
   20,548    MGIC Investment Corp. ..............       1,436,305
   24,110    XL Capital Ltd. (Class A)
                (Bermuda) .......................       2,001,130
                                                    -------------
                                                        6,174,717
                                                    -------------
             Specialty Stores (0.3%)
   21,482    AutoZone, Inc.* ....................         992,468
   55,368    Bed Bath & Beyond Inc.* ............       1,597,367
   57,081    Office Depot, Inc.* ................         793,426
   87,528    Staples, Inc.* .....................       1,317,296

                    NUMBER OF
                     SHARES                               VALUE
------------------------------------------------- ---------------------
   27,995    Tiffany & Co. ......................   $     872,044
   37,896    Toys 'R' Us, Inc.* .................         906,851
                                                    -------------
                                                        6,479,452
                                                    -------------
             Specialty Telecommunications (0.5%)
   27,047    CenturyTel, Inc. ...................         947,997
   54,695    Citizens Communications Co.*                 587,971
  170,049    Global Crossing Ltd. (Bermuda)*.             719,307
  318,675    Qwest Communications
                International, Inc. .............       6,851,513
                                                    -------------
                                                        9,106,788
                                                    -------------
             Steel (0.1%)
   15,385    Allegheny Technologies Inc. ........         284,623
   14,885    Nucor Corp. ........................         723,411
   17,034    USX-U.S. Steel Group ...............         338,806
   16,377    Worthington Industries, Inc. .......         229,278
                                                    -------------
                                                        1,576,118
                                                    -------------
             Telecommunication
                Equipment (1.5%)
  149,932    ADC Telecommunications, Inc.*.......         655,203
   15,614    Andrew Corp.* ......................         317,589
   62,760    CIENA Corp.* .......................       1,074,451
   32,823    Comverse Technology, Inc.* .........         825,170
  178,427    Corning Inc. .......................       2,142,908
  653,330    Lucent Technologies Inc. ...........       4,455,711
  421,286    Motorola, Inc. .....................       7,330,376
  611,209    Nortel Networks Corp.
                (Canada) ........................       3,826,168
  145,266    QUALCOMM Inc.* .....................       8,548,904
   31,243    Scientific-Atlanta, Inc. ...........         641,731
   78,502    Tellabs, Inc.* .....................       1,045,647
                                                    -------------
                                                       30,863,858
                                                    -------------
             Tobacco (1.1%)
  421,956    Philip Morris Companies, Inc. ......      20,000,714
   31,321    UST, Inc. ..........................       1,033,593
                                                    -------------
                                                       21,034,307
                                                    -------------
             Tools/Hardware (0.1%)
   15,590    Black & Decker Corp. ...............         613,155
   11,087    Snap-On, Inc. ......................         282,275
   16,376    Stanley Works ......................         685,991
                                                    -------------
                                                        1,581,421
                                                    -------------

                       See Notes to Financial Statements

Morgan Stanley S&P 500 Index Fund
Portfolio of Investments | August 31, 2001 continued

                  NUMBER OF
                    SHARES                           VALUE
---------------------------------------------- ----------------
          Trucks/Construction/Farm
             Machinery (0.3%)
 65,847   Caterpillar, Inc. ..................   $   3,292,350
  7,903   Cummins Engine Co., Inc. ...........         298,338
 45,035   Deere & Co. ........................       1,944,161
 11,392   Navistar International Corp.* ......         390,404
 14,683   PACCAR, Inc. .......................         811,970
                                                 -------------
                                                     6,737,223
                                                 -------------
          Wholesale Distributors (0.1%)
 32,996   Genuine Parts Co. ..................       1,014,957
 18,216   Grainger (W.W.), Inc. ..............         770,719
                                                 -------------
                                                     1,785,676
                                                 -------------
          Wireless Communications (0.7%)
484,963   AT&T Wireless Services Inc.*               7,516,927
146,756   Nextel Communications, Inc.
             (Class A)* ......................       1,772,812
179,739   Sprint Corp. (PCS Group)* ..........       4,489,880
                                                 -------------
                                                    13,779,619
                                                 -------------
          Total Common Stocks
          (Cost $2,008,129,061) ..............   1,968,569,364
                                                 -------------

                PRINCIPAL
                AMOUNT IN
                THOUSANDS                        VALUE
------------------------------------------ -----------------
             Short-Term Investment (1.3%)
             Repurchase Agreement
$  25,805    Joint repurchase agreement
                account 3.674% due
                09/04/01 (dated
                08/31/01; proceeds
                $25,815,533) (a)
                (Cost $25,805,000) .......   $   25,805,000
                                             --------------

Total Investments
(Cost $2,033,934,061) (b).....   100.2%          1,994,374,364
Liabilities in Excess of Other
Assets .......................   ( 0.2)             (4,466,792)
                                 -----           -------------
Net Assets ...................   100.0%         $1,989,907,572
                                 =====           =============

---------------------------
ADR  American Depository Receipt.
*    Non-income producing security.
** A portion of this security is segregated in connection with open futures contracts.
(a)  Collateralized by federal agency and U.S. Treasury obligations.
(b) The aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross unrealized appreciation is $266,688,626 and the aggregate gross unrealized depreciation is $306,248,323, resulting in net unrealized depreciation of $39,559,697.

Futures Contract Open at August 31, 2001:

                       DESCRIPTION,     UNDERLYING
NUMBER OF    LONG/       DELIVERY      FACE AMOUNT     UNREALIZED
CONTRACTS    SHORT   MONTH, AND YEAR     AT VALUE         LOSS
----------- ------- ----------------- ------------- ----------------
    83        Long   S&P 500 Index    $23,553,325   $(3,110,835)
                     September/2001

                       See Notes to Financial Statements

Morgan Stanley S&P 500 Index Fund
Financial Statements

Statement of Assets and Liabilities
August 31, 2001



Assets:
Investments in securities, at value
 (cost $2,033,934,061) ............................................    $1,994,374,364
Receivable for :
  Investments sold ................................................           268,384
  Shares of beneficial interest sold ..............................         3,689,649
  Dividends .......................................................         3,001,864
  Variation margin ................................................           158,670
Deferred organizational expenses ..................................            14,703
Prepaid expenses and other assets .................................            93,095
                                                                       --------------
  Total Assets ....................................................     2,001,600,729
                                                                       --------------
Liabilities:
Payable for:
  Investments purchased ...........................................         5,170,218
  Shares of beneficial interest repurchased .......................         4,080,659
  Distribution fee ................................................         1,561,952
  Investment management fee .......................................           608,492
Accrued expenses and other payables ...............................           271,836
                                                                       --------------
  Total Liabilities ...............................................        11,693,157
                                                                       --------------
  Net Assets ......................................................    $1,989,907,572
                                                                       ==============
Composition of Net Assets:
Paid-in-capital ...................................................    $2,095,050,970
Net unrealized depreciation .......................................       (42,670,532)
Accumulated net realized loss .....................................       (62,472,866)
                                                                       --------------
  Net Assets ......................................................    $1,989,907,572
                                                                       ==============
Class A Shares:
Net Assets ........................................................      $159,099,032
Shares Outstanding (unlimited authorized, $.01 par value) .........        13,073,965
  Net Asset Value Per Share .......................................            $12.17
                                                                               ======
  Maximum Offering Price Per Share,
  (net asset value plus 5.54% of net asset value) .................            $12.84
                                                                               ======
Class B Shares: ...................................................
Net Assets ........................................................    $1,543,679,183
Shares Outstanding (unlimited authorized, $.01 par value) .........       129,952,499
  Net Asset Value Per Share .......................................            $11.88
                                                                               ======
Class C Shares:
Net Assets ........................................................      $168,750,952
Shares Outstanding (unlimited authorized, $.01 par value) .........        14,206,471
  Net Asset Value Per Share .......................................            $11.88
                                                                               ======
Class D Shares:
Net Assets ........................................................      $118,378,405
Shares Outstanding (unlimited authorized, $.01 par value) .........         9,658,648
  Net Asset Value Per Share .......................................            $12.26
                                                                               ======

                       See Notes to Financial Statements

Morgan Stanley S&P 500 Index Fund
Financial Statements continued

Statement of Operations
For the year ended August 31, 2001



Net Investment Loss:
Income
Interest ....................................................    $    1,886,992
Dividends (net of $123,208 foreign withholding tax) .........        26,646,441
                                                                 --------------
  Total Income ..............................................        28,533,433
                                                                 --------------
Expenses
Distribution fee (Class A shares) ...........................           335,727
Distribution fee (Class B shares) ...........................        17,638,944
Distribution fee (Class C shares) ...........................         1,874,816
Investment management fee ...................................         8,758,955
Transfer agent fees and expenses ............................         2,345,628
Shareholder reports and notices .............................           160,748
Registration fees ...........................................           143,548
Custodian fees ..............................................           128,887
Professional fees ...........................................            36,315
Organizational expenses .....................................            13,667
Trustees' fees and expenses .................................            12,885
Other .......................................................           245,416
                                                                 --------------
  Total Expenses ............................................        31,695,536
Less: amounts waived/reimbursed .............................          (667,443)
                                                                 --------------
  Net Expenses ..............................................        31,028,093
                                                                 --------------
  Net Investment Loss .......................................        (2,494,660)
                                                                 --------------
Net Realized and Unrealized Loss:
Net realized loss on:
  Investments ...............................................       (31,281,638)
  Futures contracts .........................................        (9,024,206)
                                                                 --------------
  Net Loss ..................................................       (40,305,844)
                                                                 --------------
Net change in unrealized appreciation/depreciation on:
  Investments ...............................................      (620,698,778)
  Futures contracts .........................................        (4,122,819)
                                                                 --------------
  Net Depreciation ..........................................      (624,821,597)
                                                                 --------------
  Net Loss ..................................................      (665,127,441)
                                                                 --------------
Net Decrease ................................................    $ (667,622,101)
                                                                 ==============



                       See Notes to Financial Statements

Morgan Stanley S&P 500 Index Fund
Financial Statements continued

Statement of Changes in Net Assets




                                                                             FOR THE YEAR      FOR THE YEAR
                                                                                ENDED              ENDED
                                                                           AUGUST 31, 2001    AUGUST 31, 2000
                                                                          ----------------- ------------------
Increase (Decrease) in Net Assets:
Operations:
Net investment loss .....................................................  $   (2,494,660)    $   (4,252,214)
Net realized loss .......................................................     (40,305,844)       (18,897,275)
Net change in unrealized appreciation/depreciation ......................    (624,821,597)       322,081,076
                                                                           --------------     --------------
  Net Increase (Decrease) ...............................................    (667,622,101)       298,931,587
                                                                           --------------     --------------
Distributions to Shareholders from Net Realized Gain:
Class A shares ..........................................................               -           (283,108)
Class B shares ..........................................................               -         (4,247,416)
Class C shares ..........................................................               -           (390,381)
Class D shares ..........................................................               -            (61,600)
                                                                           --------------     --------------
  Total Distributions ...................................................               -         (4,982,505)
                                                                           --------------     --------------
Net increase from transactions in shares of beneficial interest .........     134,846,258        382,303,284
                                                                           --------------     --------------
  Net Increase (Decrease) ...............................................    (532,775,843)       676,252,366
                                                                           --------------     --------------
Net Assets:
Beginning of period .....................................................   2,522,683,415      1,846,431,049
                                                                           --------------     --------------
End of Period ...........................................................  $1,989,907,572     $2,522,683,415
                                                                           ==============     ==============

                       See Notes to Financial Statements

Morgan Stanley S&P 500 Index Fund
Notes to Financial Statements | August 31, 2001

1. Organization and Accounting Policies
Morgan Stanley S&P 500 Index Fund (the "Fund"), formerly Morgan Stanley Dean Witter S&P 500 Index Fund, is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund's investment objective is to provide investment results that, before expenses, correspond to the total return of the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500 Index"). The Fund seeks to achieve its objective by investing at least 80% of its total assets in common stocks included in the S&P 500 Index in approximately the same weighting as the Index. The Fund was organized as a Massachusetts business trust on June 18, 1997 and commenced operations on September 26, 1997.

The Fund offers Class A shares, Class B shares, Class C shares and Class D shares. The four classes are substantially the same except that most Class A shares are subject to a sales charge imposed at the time of purchase and some Class A shares, and most Class B shares and Class C shares are subject to a contingent deferred sales charge imposed on shares redeemed within one year, six years and one year, respectively. Class D shares are not subject to a sales charge. Additionally, Class A shares, Class B shares and Class C shares incur distribution expenses.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:
A. Valuation of Investments - (1) an equity portfolio security listed or traded on the New York or American Stock Exchange, NASDAQ, or other exchange is valued at its latest sale price, prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees); (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price; (3) when market quotations are not readily available, including circumstances under which it is determined by Morgan Stanley Investment Advisors Inc. (the "Investment Manager"), formerly Morgan Stanley Dean Witter Advisors Inc., that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees (valuation of debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors); and (4) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at

Morgan Stanley S&P 500 Index Fund
Notes to Financial Statements | August 31, 2001 continued

amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. Accounting for Investments - Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date. Discounts are accreted over the life of the respective securities. Interest income is accrued daily.

C. Joint Repurchase Agreement Account - Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other affiliated entities managed by the Investment Manager, may transfer uninvested cash balances into one or more joint repurchase agreement accounts. These balances are invested in one or more repurchase agreements for cash, or U.S. Treasury or federal agency obligations.

D. Multiple Class Allocations - Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

E. Futures Contracts - A futures contract is an agreement between two parties to buy and sell financial instruments or contracts based on financial indices at a set price on a future date. Upon entering into such a contract, the Fund is required to pledge to the broker cash, U.S. Government securities or other liquid portfolio securities equal to the minimum initial margin requirements of the applicable futures exchange. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract which is known as variation margin. Such receipts or payments are recorded by the Fund as unrealized gains or losses. Upon closing of the contract, the Fund realizes a gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

F. Federal Income Tax Status - It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

G. Dividends and Distributions to Shareholders - The Fund records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature,

Morgan Stanley S&P 500 Index Fund
Notes to Financial Statements | August 31, 2001 continued

such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in-capital.

H. Organizational Expenses - The Investment Manager paid the organizational expenses of the Fund in the amount of approximately $68,000 which have been reimbursed by the Fund for the full amount thereof. Such expenses have been deferred and are being amortized on the straight-line method over a period not to exceed five years from the commencement of operations.


2. Investment Management Agreement
Pursuant to an Investment Management Agreement, the Fund pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the following annual rates to the net assets of the Fund determined as of the close of each business day: 0.40% to the portion of daily net assets not exceeding $1.5 billion; 0.375% to the portion of daily net assets exceeding $1.5 billion but not exceeding $3 billion; and 0.35% to the portion of daily net assets in excess of $3 billion.

The Investment Manager has agreed to assume all operating expenses (except for Distribution fees) and to waive the compensation provided for in its Investment Management Agreement to the extent that such expenses and compensation on an annualized basis exceed 0.50% of the daily net assets of the Fund.

3.  Plan of Distribution

Shares of the Fund are distributed by Morgan Stanley Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act. The Plan provides that the Fund will pay the Distributor a fee which is accrued daily and paid monthly at the following annual rates: (i) Class A - up to 0.25% of the average daily net assets of Class A; (ii) Class B - 1.0% of the average daily net assets of Class B; and (iii) Class C - up to 1.0% of the average daily net assets of Class C.

In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by the Distributor but not yet recovered may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that such excess amounts totaled approximately $53,439,000 at August 31, 2001.

Morgan Stanley S&P 500 Index Fund
Notes to Financial Statements | August 31, 2001 continued

In the case of Class A shares and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.0% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales credit to Morgan Stanley Financial Advisors or other selected broker-dealer representatives may be reimbursed in the subsequent calendar year. For the year ended August 31, 2001, the distribution fee was accrued for Class A shares and Class C shares at the annual rate of 0.19% and 1.0%, respectively.

The Distributor has informed the Fund that for the year ended August 31, 2001 it received contingent deferred sales charges from certain redemptions of the Fund's Class A shares, Class B shares and Class C shares of approximately $700, $4,331,000 and $66,200, respectively and received approximately $328,200 in front-end sales charges from sales of the Fund's Class A shares. The respective shareholders pay such charges which are not an expense of the Fund.

4. Security Transactions and Transactions with Affiliates

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended August 31, 2001 aggregated $225,600,010 and $81,457,540, respectively. Included in the aforementioned are purchases and sales of common stock of Morgan Stanley Dean Witter & Co., an affiliate of the Investment Manager and Distributor, of $694,899 and $335,831, respectively, as well as a realized loss of $217,676.

For the year ended August 31, 2001, the Fund incurred brokerage commissions of $8,257 with Morgan Stanley & Co., Inc., an affiliate of the Investment Manager and Distributor, for portfolio transactions executed on behalf of the Fund.

Morgan Stanley Dean Witter Trust FSB, an affiliate of the Investment Manager and Distributor, is the Fund's transfer agent.

5. Federal Income Tax Status

At August 31, 2001, the Fund had a net capital loss carryover of approximately $14,357,000 of which $1,014,000 will be available through August 31, 2008 and $13,343,000 will be available through August 31, 2009 to offset future capital gains to the extent provided by regulations.

Capital losses incurred after October 31 ("post-October losses") within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. The Fund incurred and will elect to defer net capital losses of approximately $42,625,000 during fiscal 2001.

At August 31, 2001, the Fund had temporary book/tax differences attributable to post-October losses, mark-to-market of open futures contracts and capital loss deferrals on wash sales and permanent book/tax differences primarily attributable to a net operating loss. To reflect reclassifications arising from the permanent differences, paid-in-capital was charged and net investment loss was credited $2,494,660.

Morgan Stanley S&P 500 Index Fund
Notes to Financial Statements | August 31, 2001 continued

6. Shares of Beneficial Interest

Transactions in shares of beneficial interest were as follows:




                                               FOR THE YEAR                     FOR THE YEAR
                                                  ENDED                             ENDED
                                             AUGUST 31, 2001                   AUGUST 31, 2000
                                     -------------------------------- ---------------------------------
                                          SHARES          AMOUNT            SHARES           AMOUNT
                                     --------------- ----------------  --------------- -----------------
CLASS A SHARES
Sold ...............................     6,203,797    $   86,662,486       7,116,892    $  107,676,840
Reinvestment of distributions ......             -                 -          17,601           265,419
Redeemed ...........................    (4,434,843)      (60,698,001)     (2,883,766)      (43,685,750)
                                        ----------    --------------      ----------    --------------
Net increase - Class A .............     1,768,954        25,964,485       4,250,727        64,256,509
                                        ----------    --------------      ----------    --------------
CLASS B SHARES
Sold ...............................    33,152,614       449,120,505      46,386,133       688,740,928
Reinvestment of distributions ......             -                 -         264,957         3,953,148
Redeemed ...........................   (30,946,912)     (410,921,267)    (32,840,732)     (488,362,464)
                                       -----------    --------------     -----------    --------------
Net increase - Class B .............     2,205,702        38,199,238      13,810,358       204,331,612
                                       -----------    --------------     -----------    --------------
CLASS C SHARES
Sold ...............................     4,055,548        55,200,588       6,318,335        93,989,704
Reinvestment of distributions ......             -                 -          25,132           374,970
Redeemed ...........................    (3,117,409)      (41,743,982)     (3,344,237)      (49,854,787)
                                       -----------    --------------     -----------    --------------
Net increase - Class C .............       938,139        13,456,606       2,999,230        44,509,887
                                       -----------    --------------     -----------    --------------
CLASS D SHARES
Sold ...............................     6,956,663        97,246,653       5,582,313        85,395,200
Reinvestment of distributions ......             -                 -           3,003            45,467
Redeemed ...........................    (2,968,138)      (40,020,724)     (1,088,746)      (16,235,391)
                                       -----------    --------------     -----------    --------------
Net increase - Class D .............     3,988,525        57,225,929       4,496,570        69,205,276
                                       -----------    --------------     -----------    --------------
Net increase in Fund ...............     8,901,320    $  134,846,258      25,556,885    $  382,303,284
                                       ===========    ==============     ===========    ==============

7. Purposes of and Risks Relating to Certain Financial Instruments

The Fund may purchase and sell stock index futures ("futures contracts") for the following reasons: to simulate full investment in the S&P 500 Index while retaining a cash balance for fund management purposes; to facilitate trading; to reduce transaction costs; or to seek higher investment returns when a futures contract is priced more attractively than stocks comprising the S&P 500 Index.

These futures contracts involve elements of market risk in excess of the amount reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the value of the underlying securities.

At August 31, 2001, the Fund had outstanding futures contracts.

Morgan Stanley S&P 500 Index Fund
Financial Highlights

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:



                                                                                                                  FOR THE PERIOD
                                                                    FOR THE YEAR ENDED AUGUST 31,               SEPTEMBER 26, 1997*
                                                         ----------------------------------------------------         THROUGH
                                                              2001              2000               1999           AUGUST 31, 1998
                                                         ------------- --------------------- ----------------  --------------------
Class A Shares++
Selected Per Share Data:
Net asset value, beginning of period ...................    $   16.20     $    14.05            $   10.18           $   10.00
                                                            ---------     ----------            ---------           ---------
Income (loss) from investment operations:
 Net investment income .................................        0.08            0.08                 0.10                0.10
 Net realized and unrealized gain (loss) ...............       (4.11)           2.10                 3.85                0.11
                                                            ---------     ----------            ---------           ---------
Total income (loss) from investment operations .........       (4.03)           2.18                 3.95                0.21
                                                            ---------     ----------            ---------           ---------
Less dividends and distributions from:
 Net investment income .................................            -              -                (0.07)              (0.03)
 Net realized gain .....................................            -          (0.03)               (0.01)                  -
                                                            ---------     ----------            ---------           ---------
Total dividends and distributions ......................            -          (0.03)               (0.08)              (0.03)
                                                            ---------     ----------            ---------           ---------
Net asset value, end of period .........................    $   12.17     $    16.20            $   14.05           $   10.18
                                                            =========     ==========            =========           =========
Total Return+  .........................................      (24.83)%         15.49%               38.82%               2.05%(1)
Ratios to Average Net Assets (3):
Expenses ...............................................        0.69 %(4)       0.75%(4)             0.73%(4)            0.75%(2)
Net investment income ..................................        0.59 %(4)       0.49%(4)             0.72%(4)            0.91%(2)
Supplemental Data:
Net assets, end of period, in thousands ................    $159,099       $ 183,085            $  99,140           $  28,719
Portfolio turnover rate ................................           4 %             5%                   5%                  1%(1)

-----------
*    Commencement of operations.
++ The per share amounts were computed using an average number of shares outstanding during the period.
+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)  Not annualized.
(2)  Annualized.
(3) If the Fund had borne all of its expenses that were reimbursed or waived by the Investment Manager, the annualized expense and net investment income ratios would have been as follows:

                       EXPENSE     NET INVESTMENT
PERIOD ENDED:           RATIO       INCOME RATIO
-------------------   ---------   ---------------
  August 31, 2001     0.72%       0.56%
  August 31, 2000     0.76%       0.48%
  August 31, 1999     0.81%       0.64%
  August 31, 1998     0.89%       0.77%

(4) Reflects overall Fund ratios for investment income and non-class specific expenses.

                       See Notes to Financial Statements

Morgan Stanley S&P 500 Index Fund
Financial Highlights continued


                                                                                                           FOR THE PERIOD
                                                                FOR THE YEAR ENDED AUGUST 31,            SEPTEMBER 26, 1997*
                                                       ------------------------------------------------        THROUGH
                                                             2001             2000            1999         AUGUST 31, 1998
                                                       ---------------- --------------- --------------- --------------------
Class B Shares++
Selected Per Share Data:
Net asset value, beginning of period .................   $    15.94      $    13.93      $    10.13           $   10.00
                                                         ----------      ----------      ----------           ----------
Income (loss) from investment operations:
 Net investment income (loss) ........................       (0.03)           (0.04)          (0.01)              0.02
 Net realized and unrealized gain (loss) .............       (4.03)            2.08            3.83               0.12
                                                         ----------      ----------      ----------           ----------
Total income (loss) from investment operations .......       (4.06)            2.04            3.82               0.14
                                                         ----------      ----------      ----------           ----------
Less dividends and distributions from:
 Net investment income ...............................           -                -           (0.01)             (0.01)
 Net realized gain ...................................           -            (0.03)          (0.01)                 -
                                                         ----------      ----------      ----------           ----------
Total dividends and distributions ....................           -            (0.03)          (0.02)             (0.01)
                                                         ----------      ----------      ----------           ----------
Net asset value, end of period .......................   $    11.88      $    15.94      $    13.93           $   10.13
                                                         ==========      ==========      ==========           ==========
Total Return+  .......................................       (25.47)%         14.69 %         37.68 %              1.38%(1)
Ratios to Average Net Assets (3):
Expenses .............................................         1.50 %(4)       1.50 %(4)       1.50 %(4)           1.50%(2)
Net investment income (loss) .........................        (0.22)%(4)      (0.26)%(4)      (0.05)%(4)           0.16%(2)
Supplemental Data:
Net assets, end of period, in thousands ..............   $1,543,679      $2,035,848      $1,587,661            $536,349
Portfolio turnover rate ..............................            4 %             5 %             5 %                 1%(1)

------------
 *   Commencement of operations.
++ The per share amounts were computed using an average number of shares outstanding during the period.
 + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)  Not annualized.
(2)  Annualized.
(3) If the Fund had borne all of its expenses that were reimbursed or waived by the Investment Manager, the annualized expense and net investment income (loss) ratios would have been as follows:




                        EXPENSE       NET INVESTMENT
PERIOD ENDED:            RATIO      INCOME (LOSS) RATIO
--------------------   ---------   --------------------
   August 31, 2001     1.53%       (0.25)%
   August 31, 2000     1.51%       (0.27)%
   August 31, 1999     1.58%       (0.13)%
   August 31, 1998     1.64%        0.02 %

(4) Reflects overall Fund ratios for investment income and non-class specific expenses.

                       See Notes to Financial Statements

Morgan Stanley S&P 500 Index Fund
Financial Highlights continued


                                                                                                        FOR THE PERIOD
                                                             FOR THE YEAR ENDED AUGUST 31,            SEPTEMBER 26, 1997*
                                                    ------------------------------------------------        THROUGH
                                                          2001             2000            1999         AUGUST 31, 1998
                                                    ---------------- --------------- --------------- --------------------
Class C Shares++
Selected Per Share Data:
Net asset value, beginning of period ..............   $   15.94       $   13.93       $   10.13           $  10.00
                                                      ---------       ---------       ---------           --------
Income (loss) from investment operations:
 Net investment income (loss) .....................     ( 0.03)          ( 0.04)         ( 0.01)              0.02
 Net realized and unrealized gain (loss) ..........     ( 4.03)            2.08            3.83               0.12
                                                      ---------       ---------       ---------           --------
Total income (loss) from investment operations ....     ( 4.06)            2.04            3.82               0.14
                                                      ---------       ---------       ---------           --------
Less dividends and distributions from:
 Net investment income ............................          -                -          ( 0.01)            ( 0.01)
 Net realized gain ................................          -           ( 0.03)         ( 0.01)                 -
                                                      ---------       ---------       ---------           --------
Total dividends and distributions .................          -           ( 0.03)         ( 0.02)            ( 0.01)
                                                      ---------       ---------       ---------           --------
Net asset value, end of period ....................   $   11.88       $   15.94       $   13.93           $  10.13
                                                      =========       =========       =========           ========
Total Return+  ....................................      (25.47)%         14.69 %         37.70 %             1.37%(1)
Ratios to Average Net Assets (3):
Expenses ..........................................        1.50 %(4)       1.50 %(4)       1.50 %(4)          1.50%(2)
Net investment income (loss) ......................       (0.22)%(4)      (0.26)%(4)      (0.05)%(4)          0.16%(2)
Supplemental Data:
Net assets, end of period, in thousands ...........    $168,751        $211,446        $143,092           $ 40,730
Portfolio turnover rate ...........................           4 %             5 %             5 %                1%(1)

------------
 *   Commencement of operations.
++ The per share amounts were computed using an average number of shares outstanding during the period.
 + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)  Not annualized.
(2)  Annualized.
(3) If the Fund had borne all of its expenses that were reimbursed or waived by the Investment Manager, the annualized expense and net investment income (loss) ratios would have been as follows:




                        EXPENSE       NET INVESTMENT
PERIOD ENDED:            RATIO      INCOME (LOSS) RATIO
--------------------   ---------   --------------------
   August 31, 2001     1.53%       (0.25)%
   August 31, 2000     1.51%       (0.27)%
   August 31, 1999     1.58%       (0.13)%
   August 31, 1998     1.64%        0.02 %

(4) Reflects overall Fund ratios for investment income and non-class specific expenses.

                       See Notes to Financial Statements

Morgan Stanley S&P 500 Index Fund
Financial Highlights continued


                                                                                                            FOR THE PERIOD
                                                                  FOR THE YEAR ENDED AUGUST 31,           SEPTEMBER 26, 1997*
                                                         -----------------------------------------------        THROUGH
                                                              2001           2000             1999          AUGUST 31, 1998
                                                         ------------- ---------------- ---------------- --------------------
Class D Shares++
Selected Per Share Data:
Net asset value, beginning of period ...................   $  16.28       $  14.09         $  10.20           $  10.00
                                                           --------       --------         --------           --------
Income (loss) from investment operations:
 Net investment income .................................      0.11            0.11             0.13               0.12
 Net realized and unrealized gain (loss) ...............     (4.13)           2.11             3.85               0.11
                                                           --------       --------         --------           --------
Total income (loss) from investment operations .........     (4.02)           2.22             3.98               0.23
                                                           --------       --------         --------           --------
Less dividends and distributions from:
 Net investment income .................................         -               -            (0.08)             (0.03)
 Net realized gain .....................................         -           (0.03)           (0.01)                 -
                                                           --------       --------         --------           --------
Total dividends and distributions ......................         -           (0.03)           (0.09)             (0.03)
                                                           --------       --------         --------           --------
Net asset value, end of period .........................   $  12.26       $  16.28         $  14.09           $  10.20
                                                           ========       ========         ========           ========
Total Return+ .........................................    (24.69)%         15.81%            39.13%              2.30%(1)
Ratios to Average Net Assets (3):
Expenses ...............................................     0.50 %(4)       0.50%(4)          0.50%(4)           0.50%(2)
Net investment income ..................................     0.78 %(4)       0.74%(4)          0.95%(4)           1.16%(2)
Supplemental Data:
Net assets, end of period, in thousands ................ $118,378        $ 92,304          $ 16,538           $ 14,186
Portfolio turnover rate ................................        4 %             5%                5%                 1%(1)

------------
 *   Commencement of operations.
 ++ The per share amounts were computed using an average number of shares outstanding during the period.
 + Calculated based on the net asset value as of the last business day of the period.
(1)  Not annualized.
(2)  Annualized.
(3) If the Fund had borne all of its expenses that were reimbursed or waived by the Investment Manager, the annualized expense and net investment income ratios would have been as follows:




                        EXPENSE     NET INVESTMENT
PERIOD ENDED:            RATIO       INCOME RATIO
--------------------   ---------   ---------------
   August 31, 2001     0.53%       0.75%
   August 31, 2000     0.51%       0.73%
   August 31, 1999     0.58%       0.87%
   August 31, 1998     0.64%       1.02%

(4) Reflects overall Fund ratios for investment income and non-class specific expenses.

                       See Notes to Financial Statements

Morgan Stanley S&P 500 Index Fund
Independent Auditors' Report

To the Shareholders and Board of Trustees of Morgan Stanley S&P 500 Index Fund:


We have audited the accompanying statement of assets and liabilities of Morgan Stanley S&P 500 Index Fund (the "Fund"), formerly Morgan Stanley Dean Witter S&P 500 Index Fund, including the portfolio of investments, as of August 31, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Morgan Stanley S&P 500 Index Fund as of August 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods presented in conformity with accounting principles generally accepted in the United State of America.


Deloitte & Touche LLP
New York, New York
October 17, 2001

TRUSTEES
Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
Wayne E. Hedien
James F. Higgins
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS
Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Mitchell M. Merin
President

Barry Fink
Vice President, Secretary and General Counsel

Guy G. Rutherfurd, Jr.
Vice President

Kevin Jung
Vice President

Thomas F. Caloia
Treasurer

TRANSFER AGENT
Morgan Stanley Dean Witter Trust FSB
Harborside Financial Center -- Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT AUDITORS
Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281

INVESTMENT MANAGER
Morgan Stanley Investment Advisors Inc.
1221 Avenue of the Americas
New York, New York 10020

This report is submitted for the general information of shareholders of the Fund. For more detailed information about the Fund, its officers and trustees, fees, expenses and other pertinent information, please see the prospectus of the Fund.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus. Read the prospectus carefully before investing.

Morgan Stanley Distributors, Inc., member NASD.


[MORGAN STANLEY LOGO]


MORGAN STANLEY
S&P 500 INDEX FUND

Annual Report
August 31, 2001

                                                     PROSPECTUS - APRIL 30, 2001



Morgan Stanley Dean Witter

                        -------------------------------------------------------

                                                             S&P 500 SELECT FUND

 [GRAPHIC OMITTED]













                              A MUTUAL FUND THAT SEEKS TO PROVIDE A TOTAL RETURN
                          (BEFORE EXPENSES) THAT EXCEEDS THE TOTAL RETURN OF THE STANDARD & POOR'S (REGISTERED TRADEMARK) 500 COMPOSITE STOCK PRICE INDEX


  The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

CONTENTS


The Fund                    Investment Objective ..............................1

                            Principal Investment Strategies ...................1

                            Principal Risks ...................................2

                            Past Performance ..................................3

                            Fees and Expenses .................................4

                            Additional Investment Strategy Information ........5

                            Additional Risk Information .......................6

                            Fund Management ...................................7


Shareholder Information     Pricing Fund Shares ...............................8

                            How to Buy Shares .................................8

                            How to Exchange Shares ...........................10

                            How to Sell Shares ...............................12

                            Distributions ....................................14

                            Tax Consequences .................................14

                            Share Class Arrangements .........................15


Financial Highlights        ..................................................24


Our Family of Funds         .................................  Inside Back Cover


                            This Prospectus contains important information about the Fund. Please read it carefully and keep it for future reference.

THE FUND


[GRAPHIC OMITTED]
INVESTMENT OBJECTIVE
--------------------
Morgan Stanley Dean Witter S&P 500 Select Fund seeks to provide a total return (before expenses) that exceeds the total return of the Standard & Poor's (Registered Trademark) 500 Composite Stock Price Index.


[GRAPHIC OMITTED]
PRINCIPAL INVESTMENT STRATEGIES
-------------------------------

(sidebar)
TOTAL RETURN
An investment objective having the goal of selecting securities with the potential to rise in price and pay out income.
(end sidebar)


The Fund will normally invest at least 80% of its assets in common stocks of selected companies included in the Standard & Poor's (Registered Trademark) 500 Composite Stock Price Index. The S&P 500 is a well known stock market index that includes common stocks of 500 companies. The companies represent a significant portion of the market value of all publicly traded common stocks in the United States. The S&P 500 may include some foreign companies. Unlike the S&P 500, however, the Fund is actively managed by its "Investment Manager," Morgan Stanley Dean Witter Advisors Inc. As such, the Fund's performance will differ from the performance of the S&P 500.


In buying and selling securities for the Fund, the Investment Manager seeks to identify those companies listed in the S&P 500 that have favorable investment recommendations from the equity research departments of recognized investment banking firms, including Morgan Stanley Dean Witter & Co. The Investment Manager will consider the available analytical research reports and investment recommendations concerning each of the companies included in the S&P 500, together with its own investment analysis, to select or overweight favorable companies. The Investment Manager will consider investing in all of the industries represented in the S&P 500; but may not do so if the companies within an industry do not meet its investment criteria. The Fund will not purchase shares of Morgan Stanley Dean Witter & Co.

Common stock is a share ownership or equity interest in a corporation. It may or may not pay dividends, as some companies reinvest all of their profits back into their businesses, while others pay out some of their profits to shareholders as dividends.

In addition to common stocks, the Fund may invest in stock index futures on the S&P 500 and Standard & Poor's Depository Receipts ("SPDRs").

                                ----------------

"Standard & Poor's (Registered Trademark) ," "S&P (Registered Trademark) ," "S&P 500 (Registered Trademark) ," "Standard & Poor's 500," and "500" are trademarks of the McGraw-Hill Companies, Inc. and have been licensed for use by the Fund. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of the McGraw Hill Companies, Inc. and Standard & Poor's makes no representation regarding the advisability of investing in the Fund.

In pursuing the Fund's investment objective, the Investment Manager has considerable leeway in deciding which investments it buys, holds or sells on a day-to-day basis -- and which trading or investment strategies it uses. For example, the Investment Manager in its discretion may determine to use some permitted trading or investment strategies while not using others.



[GRAPHIC OMITTED]
PRINCIPAL RISKS
---------------
There is no assurance that the Fund will achieve its investment objective. The Fund's share price will fluctuate with changes in the market value of the Fund's portfolio securities. When you sell Fund shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Fund.

A principal risk of investing in the Fund is associated with its common stock investments. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors.


The performance of the Fund also will depend on whether or not the Investment Manager is successful in applying the Fund's investment strategies. The Fund is also subject to other risks from its permissible investments including the risks associated with its stock index futures, SPDRs and foreign securities investments. For more information about these risks, see the "Additional Risk Information" section.


Shares of the Fund are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

[GRAPHIC OMITTED]
PAST PERFORMANCE
----------------

The bar chart and table below provide some indication of the risks of investing in the Fund. The Fund's past performance does not indicate how the Fund will perform in the future.

(sidebar)
ANNUAL TOTAL RETURNS
This chart shows how the performance of the Fund's Class B shares has varied from year to year over the past two calendar years.
(end sidebar)



ANNUAL TOTAL RETURNS -- CALENDAR YEARS

          19.28%    -12.28%
          -----      -----
           1999       2000


This bar chart reflects the performance of Class B shares; the performance of the other Classes will differ because the Classes have different ongoing fees. The performance information in the bar chart does not reflect the deduction of sales charges; if these amounts were reflected, returns would be less than shown. Year-to-date total return as of March 31, 2001 was -12.93%.


During the periods shown in the bar chart, the highest return for a calendar quarter was 14.93% (quarter ended December 31, 1999), and the lowest return for a calendar quarter was -9.75% (quarter ended December 21, 2000).

(sidebar)
AVERAGE ANNUAL TOTAL RETURNS
This table compares the Fund's average annual total returns with those of a broad measure of market performance over time. The Fund's returns include the maximum applicable sales charge for each Class and assume you sold your shares at the end of each period.
(end sidebar)





AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2000)
-------------------------------------------------------------

                                       LIFE OF FUND
                      PAST 1 YEAR     (SINCE 9/28/98)
-------------------------------------------------------------
  Class A             -16.18%              7.81%
  Class B             -16.66%              8.37%
  Class C             -13.15%              9.55%
  Class D             -11.36%             10.68%
  S&P 500 Index(1)    - 9.10%             12.09%



(1) Standard & Poor's 500 (Registered Trademark) Index (S&P 500 Index) is a broad-based index, the performance of which is based on the average performance of 500 widely-held common stocks chosen for market size, liquidity and industry group representation. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

[GRAPHIC OMITTED]
FEES AND EXPENSES
-----------------

The table below briefly describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund offers four classes of shares: Classes A, B, C and D. Each Class has a different combination of fees, expenses and other features. The Fund does not charge account or exchange fees. See the "Share Class Arrangements" section for further fee and expense information.


(sidebar)
SHAREHOLDER FEES
These fees are paid directly from your investment.
(end sidebar)


(sidebar)
ANNUAL FUND OPERATING EXPENSES
These expenses are deducted from the Fund's assets and are estimated based on expenses paid for the fiscal year ended February 28, 2001.
(end sidebar)





-----------------------------------------------------------------------------------------------------------
                                                  CLASS A        CLASS B         CLASS C      CLASS D
-----------------------------------------------------------------------------------------------------------
SHAREHOLDER FEES
-----------------------------------------------------------------------------------------------------------
Maximum sales charge (load) imposed on
purchases (as a percentage of offering price)       5.25%(1)       None           None          None
-----------------------------------------------------------------------------------------------------------
Maximum deferred sales charge (load) (as a
percentage based on the lesser of the offering
price or net asset value at redemption)             None(2)        5.00%(3)       1.00%(4)      None
-----------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
-----------------------------------------------------------------------------------------------------------
Management fee                                      0.60%          0.60%          0.60%         0.60%
-----------------------------------------------------------------------------------------------------------
Distribution and service (12b-1) fees               0.24%          1.00%          0.88%         None
-----------------------------------------------------------------------------------------------------------
Other expenses                                      0.32%          0.32%          0.32%         0.32%
-----------------------------------------------------------------------------------------------------------
Total annual Fund operating expenses                1.16%          1.92%          1.80%         0.92%
-----------------------------------------------------------------------------------------------------------


(1)  Reduced for purchases of $25,000 and over.
(2) Investments that are not subject to any sales charge at the time of purchase are subject to a contingent deferred sales charge ("CDSC") of 1.00% that will be imposed if you sell your shares within one year after purchase, except for certain specific circumstances.
(3) The CDSC is scaled down to 1.00% during the sixth year, reaching zero thereafter. See "Share Class Arrangements" for a complete discussion of the CDSC.
(4)  Only applicable if you sell your shares within one year after purchase.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund, your investment has a 5% return each year, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the tables below show your costs at the end of each period based on these assumptions depending upon whether or not you sell your shares at the end of each period.


                     IF YOU SOLD YOUR SHARES:                     IF YOU HELD YOUR SHARES:
-----------------------------------------------------     ---------------------------------------
               1 YEAR   3 YEARS   5 YEARS   10 YEARS        1 YEAR   3 YEARS   5 YEARS   10 YEARS
-----------------------------------------------------     ---------------------------------------
  CLASS A       $637      $874    $1,130     $1,860          $637      $874    $1,130    $1,860
-----------------------------------------------------     ---------------------------------------
  CLASS B       $695      $903    $1,237     $2,243          $195      $603    $1,037    $2,243
-----------------------------------------------------     ---------------------------------------
  CLASS C       $283      $566    $  975     $2,116          $183      $566    $  975    $2,116
-----------------------------------------------------     ---------------------------------------
  CLASS D       $ 94      $293    $  509     $1,131          $ 94      $293    $  509    $1,131
-----------------------------------------------------     ---------------------------------------





[GRAPHIC OMITTED]
ADDITIONAL INVESTMENT STRATEGY INFORMATION
------------------------------------------

This section provides additional information relating to the Fund's principal investment strategies.


Stock Index Futures. The Fund may invest in stock index futures with respect to the S&P 500 Index. Stock index futures may be used to simulate investment in the S&P 500 while retaining a cash balance for fund management purposes, to facilitate trading, to reduce transaction costs or to seek higher investment returns.

SPDRs. The Fund may invest in securities referred to as SPDRs (known as "spiders") that are designed to track the S&P 500 Index. SPDRs represent an ownership interest in the SPDR Trust, which holds a portfolio of common stocks that closely tracks the price performance and dividend yield of the S&P 500 Index. SPDRs trade on the American Stock Exchange like shares of common stock. The Fund may invest up to 10% of its assets in SPDRs and up to 5% of its assets in SPDRs issued by a single unit investment trust.


Defensive Investing. The Fund may take temporary "defensive" positions in attempting to respond to adverse market conditions. The Fund may invest any amount of its assets in cash or money market instruments in a defensive posture when the Investment Manager believes it is advisable to do so. Although taking a defensive posture is designed to protect the Fund from an anticipated market downturn, it could have the effect of reducing the benefit from any upswing in the market. When the Fund takes a defensive position, it may not achieve its investment objective.

The percentage limitations relating to the composition of the Fund's portfolio apply at the time the Fund acquires an investment. Subsequent percentage changes that result from market fluctuations will generally not require the Fund to sell any portfolio security. However, the Fund may be required to sell its illiquid securities holdings, if any, in response to fluctuations in the value of such holdings. The Fund may change its principal investment strategies without shareholder approval; however, you would be notified of any changes.



[GRAPHIC OMITTED]
ADDITIONAL RISK INFORMATION
---------------------------
This section provides additional information relating to the principal risks of investing in the Fund.

Foreign Securities. The Fund's investments in foreign securities (including depository receipts) may involve risks in addition to the risks associated with domestic securities. One additional risk is currency risk.

Foreign securities also have risks related to economic and political developments abroad. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies.

Futures. If the Fund invests in futures, its participation in these markets would subject the Fund's portfolio to certain risks. The Investment Manager's predictions of movements in the direction of the stock market may be inaccurate, and the adverse consequences to the Fund (e.g., a reduction in the Fund's net asset value or a reduction in the amount of income available for distribution) may leave the Fund in a worse position than if these strategies were not used. Other risks inherent in the use of futures include, for example, the possible imperfect correlation between the price of futures contracts and movements in the prices of the securities, and the possible absence of a liquid secondary market for any particular instrument.

SPDRs. SPDRs, which the Fund may hold, have many of the same risks as direct investments in common stocks. The market value of SPDRs is expected to rise and fall as the S&P 500 Index rises and falls. If the Fund invests in SPDRs, it would, in addition to its own expenses, indirectly bear its ratable share of the SPDR's expenses.

[GRAPHIC OMITTED]
FUND MANAGEMENT
----------------------------

(sidebar)
MORGAN STANLEY DEAN WITTER ADVISORS INC.
The Investment Manager is widely recognized as a leader in the mutual fund industry and together with Morgan Stanley Dean Witter Services Company Inc., its wholly-owned subsidiary, had approximately $145 billion in assets under management as of March 31, 2001.
(end sidebar)

The Fund has retained the Investment Manager -- Morgan Stanley Dean Witter Advisors Inc. -- to provide administrative services, manage its business affairs and invest its assets, including the placing of orders for the purchase and sale of portfolio securities. The Investment Manager is a wholly-owned subsidiary of Morgan Stanley Dean Witter & Co., a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services. Its main business office is located at Two World Trade Center, New York, NY 10048.

The Fund is managed by the Indexed Portfolio team of the Core Growth Equity Group. Currently, Guy G. Rutherfurd, Jr., a Managing Director of the Investment Manager, is a member of the team.

The Fund pays the Investment Manager a monthly management fee as full compensation for the services and facilities furnished to the Fund, and for Fund expenses assumed by the Investment Manager. The fee is based on the Fund's average daily net assets. For the fiscal year ended February 28, 2001, the Fund accrued total compensation to the Investment Manager amounting to 0.60% of the Fund's average daily net assets.

SHAREHOLDER INFORMATION


[GRAPHIC OMITTED]
PRICING FUND SHARES
-------------------

The price of Fund shares (excluding sales charges), called "net asset value," is based on the value of the Fund's portfolio securities. While the assets of each Class are invested in a single portfolio of securities, the net asset value of each Class will differ because the Classes have different ongoing distribution fees.


The net asset value per share of the Fund is determined once daily at 4:00 p.m. Eastern time on each day that the New York Stock Exchange is open (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time). Shares will not be priced on days that the New York Stock Exchange is closed.


The value of the Fund's portfolio securities is based on the securities' market price when available. When a market price is not readily available, including circumstances under which the Investment Manager determines that a security's market price is not accurate, a portfolio security is valued at its fair value, as determined under procedures established by the Fund's Board of Trustees. In these cases, the Fund's net asset value will reflect certain portfolio securities' fair value rather than their market price.


An exception to the Fund's general policy of using market prices concerns its short-term debt portfolio securities. Debt securities with remaining maturities of sixty days or less at the time of purchase are valued at amortized cost. However, if the cost does not reflect the securities' market value, these securities will be valued at their fair value.



[GRAPHIC OMITTED]
HOW TO BUY SHARES
-----------------

(sidebar)
CONTACTING A FINANCIAL ADVISOR
If you are new to the Morgan Stanley Dean Witter Family of Funds and would like to contact a Financial Advisor, call (877) 937-MSDW (toll-free) for the telephone number of the Morgan Stanley office nearest you. You may also access our office locator on our Internet site at: www.msdwadvice.com/funds
(end sidebar)


You may open a new account to buy Fund shares or buy additional Fund shares for an existing account by contacting your Morgan Stanley Financial Advisor or other authorized financial representative. Your Financial Advisor will assist you, step-by-step, with the procedures to invest in the Fund. You may also purchase shares directly by calling the Fund's transfer agent and requesting an application.

Because every investor has different immediate financial needs and long-term investment goals, the Fund offers investors four Classes of shares: Classes A, B, C and D. Class D shares are only offered to a limited group of investors. Each Class of shares offers a distinct structure of sales charges, distribution and service fees, and other features that are designed to address a variety of needs. Your Financial Advisor or other authorized financial representative can help you decide which Class may be most appropriate for you. When purchasing Fund shares, you must specify which Class of shares you wish to purchase.

When you buy Fund shares, the shares are purchased at the next share price calculated (less any applicable front-end sales charge for Class A shares) after we receive your purchase order. Your payment is due on the third business day after you place your purchase order. We reserve the right to reject any order for the purchase of Fund shares.

(sidebar)
EASYINVEST(SM)
A purchase plan that allows you to transfer money automatically from your checking or savings account or from a Money Market Fund on a semi-monthly, monthly or quarterly basis. Contact your Morgan Stanley Financial Advisor for further information about this service.
(end sidebar)




MINIMUM INVESTMENT AMOUNTS
--------------------------------------------------------------------------------
                                                          MINIMUM INVESTMENT
                                                    ----------------------------
INVESTMENT OPTIONS                                     INITIAL       ADDITIONAL
--------------------------------------------------------------------------------
  Regular Accounts                                       $1,000        $100
--------------------------------------------------------------------------------
  Individual Retirement Accounts: Regular IRAs           $1,000        $100
                                  Education IRAs         $  500        $100
--------------------------------------------------------------------------------
  EasyInvest(SM)
  (Automatically from your
  checking or savings account
  or Money Market Fund)                                  $  100*       $100*
--------------------------------------------------------------------------------


* Provided your schedule of investments totals $1,000 in twelve months.

There is no minimum investment amount if you purchase Fund shares through: (1) the Investment Manager's mutual fund asset allocation plan, (2) a program, approved by the Fund's distributor, in which you pay an asset-based fee for advisory, administrative and/or brokerage services, (3) the following programs approved by the Fund's distributor: (i) qualified state tuition plans described in Section 529 of the Internal Revenue Code and (ii) certain other investment programs that do not charge an asset-based fee, or (4) employer-sponsored employee benefit plan accounts.


Investment Options for Certain Institutional and Other Investors/Class D Shares. To be eligible to purchase Class D shares, you must qualify under one of the investor categories specified in the "Share Class Arrangements" section of this Prospectus.


Subsequent Investments Sent Directly to the Fund. In addition to buying additional Fund shares for an existing account by contacting your Morgan Stanley Financial Advisor, you may send a check directly to the Fund. To buy additional shares in this manner:


o Write a "letter of instruction" to the Fund specifying the name(s) on the account, the account number, the social security or tax identification number, the Class of shares you wish to purchase, and the investment amount (which would include any applicable front-end sales charge). The letter must be signed by the account owner(s).

o Make out a check for the total amount payable to: Morgan Stanley Dean Witter S&P 500 Select Fund.

o Mail the letter and check to Morgan Stanley Dean Witter Trust FSB at P.O. Box 1040, Jersey City, NJ 07303.


[GRAPHIC OMITTED]
HOW TO EXCHANGE SHARES
----------------------

Permissible Fund Exchanges. You may exchange shares of any Class of the Fund for the same Class of any other continuously offered Multi-Class Fund, or for shares of a No-Load Fund, a Money Market Fund, North American Government Income Trust or Short-Term U.S. Treasury Trust, without the imposition of an exchange fee. In addition, Class A shares of the Fund may be exchanged for shares of an FSC Fund (funds subject to a front-end sales charge). See the inside back cover of this Prospectus for each Morgan Stanley Dean Witter Fund's designation as a Multi-Class Fund, No-Load Fund, Money Market Fund or FSC Fund. If a Morgan Stanley Dean Witter Fund is not listed, consult the inside back cover of that Fund's current prospectus for its designation.

Exchanges may be made after shares of the fund acquired by purchase have been held for thirty days. There is no waiting period for exchanges of shares acquired by exchange or dividend reinvestment. The current prospectus for each fund describes its investment objective(s), policies and investment minimums, and should be read before investment. Since exchanges are available only into continuously offered Morgan Stanley Dean Witter Funds, exchanges are not available into any new Morgan Stanley Dean Witter Fund during its initial offering period, or when shares of a particular Morgan Stanley Dean Witter Fund are not being offered for purchase.

Exchange Procedures. You can process an exchange by contacting your Morgan Stanley Financial Advisor or other authorized financial representative. Otherwise, you must forward an exchange privilege authorization form to the Fund's transfer agent -- Morgan Stanley Dean Witter Trust FSB -- and then write the transfer agent or call (800) 869-NEWS to place an exchange order. You can obtain an exchange privilege authorization form by contacting your Financial Advisor or other authorized financial representative or by calling (800) 869-NEWS. If you hold share certificates, no exchanges may be processed until we have received all applicable share certificates.

An exchange to any Morgan Stanley Dean Witter Fund (except a Money Market Fund) is made on the basis of the next calculated net asset values of the funds involved after the exchange instructions are accepted. When exchanging into a Money Market Fund, the Fund's shares are sold at their next calculated net asset value and the Money Market Fund's shares are purchased at their net asset value on the following business day.

The Fund may terminate or revise the exchange privilege upon required notice. The check writing privilege is not available for Money Market Fund shares you acquire in an exchange.

Telephone Exchanges. For your protection when calling Morgan Stanley Dean Witter Trust FSB, we will employ reasonable procedures to confirm that exchange instructions communicated over the telephone are genuine. These procedures may include requiring various forms of personal identification such as name, mailing address, social security or other tax identification number. Telephone instructions also may be recorded.

Telephone instructions will be accepted if received by the Fund's transfer agent between 9:00 a.m. and 4:00 p.m. Eastern time on any day the New York Stock Exchange is open for business. During periods of drastic economic or market changes, it is possible that the telephone exchange procedures may be difficult to implement, although this has not been the case with the Fund in the past.



Margin Accounts. If you have pledged your Fund shares in a margin account, contact your Morgan Stanley Financial Advisor or other authorized financial representative regarding restrictions on the exchange of such shares.

Tax Considerations of Exchanges. If you exchange shares of the Fund for shares of another Morgan Stanley Dean Witter Fund there are important tax considerations. For tax purposes, the exchange out of the Fund is considered a sale of Fund shares -- and the exchange into the other fund is considered a purchase. As a result, you may realize a capital gain or loss.


You should review the "Tax Consequences" section and consult your own tax professional about the tax consequences of an exchange.

Limitations on Exchanges. Certain patterns of past exchanges and/or purchase or sale transactions involving the Fund or other Morgan Stanley Dean Witter Funds may result in the Fund limiting or prohibiting, at its discretion, additional purchases and/or exchanges. Determinations in this regard may be made based on the frequency or dollar amount of previous exchanges or purchase or sale transactions. You will be notified in advance of limitations on your exchange privileges.

CDSC Calculations on Exchanges. See the "Share Class Arrangements" section of this Prospectus for a discussion of how applicable contingent deferred sales charges (CDSCs) are calculated for shares of one Morgan Stanley Dean Witter Fund that are exchanged for shares of another.



For further information regarding exchange privileges, you should contact your Morgan Stanley Financial Advisor or call (800) 869-NEWS.

[GRAPHIC OMITTED]
HOW TO SELL SHARES
------------------
You can sell some or all of your Fund shares at any time. If you sell Class A, Class B or Class C shares, your net sale proceeds are reduced by the amount of any applicable CDSC. Your shares will be sold at the next price calculated after we receive your order to sell as described below.


OPTIONS               PROCEDURES
---------------------------------------------------------------------------------------------------------------------
  Contact Your        To sell your shares, simply call your Morgan Stanley Financial Advisor or other authorized
  Financial Advisor   financial representative.
                      -----------------------------------------------------------------------------------------------
[GRAPHIC OMITTED]     Payment will be sent to the address to which the account is registered or deposited in your brokerage account.
---------------------------------------------------------------------------------------------------------------------
  By Letter           You can also sell your shares by writing a "letter of instruction" that includes:
                      o  your account number;
[GRAPHIC OMITTED]     o  the name of the Fund;
                      o  the dollar amount or the number of shares you wish to sell;
                      o  the Class of shares you wish to sell; and
                      o  the signature of each owner as it appears on the account.
                      -----------------------------------------------------------------------------------------------
                      If you are requesting payment to anyone other than the registered owner(s) or that payment be sent to any address other than the address of the registered owner(s) or pre-designated bank account, you will need a signature guarantee. You can obtain a signature guarantee from an eligible guarantor acceptable to Morgan Stanley Dean Witter Trust FSB. (You should contact Morgan Stanley Dean Witter Trust FSB at (800) 869-NEWS for a determination as to whether a particular institution is an eligible guarantor.) A notary public cannot provide a signature guarantee. Additional documentation may be required for shares held by a corporation, partnership, trustee or executor.
                      -----------------------------------------------------------------------------------------------
                      Mail the letter to Morgan Stanley Dean Witter Trust FSB at P.O. Box 983, Jersey City, NJ
                      07303. If you hold share certificates, you must return the certificates, along with the letter and any required additional documentation.
                      -----------------------------------------------------------------------------------------------
                      A check will be mailed to the name(s) and address in which the account is registered, or otherwise according to your instructions.
---------------------------------------------------------------------------------------------------------------------
  Systematic          If your investment in all of the Morgan Stanley Dean Witter Family of Funds has a total
  Withdrawal Plan     market value of at least $10,000, you may elect to withdraw amounts of $25 or more, or in any whole percentage of a fund's balance (provided the amount is at least $25), on a monthly,
[GRAPHIC OMITTED]     quarterly, semi-annual or annual basis, from any fund with a balance of at least $1,000. Each time you add a fund to the plan, you must meet the plan requirements.
                      -----------------------------------------------------------------------------------------------
                      Amounts withdrawn are subject to any applicable CDSC. A CDSC may be waived under certain circumstances. See the Class B waiver categories listed in the "Share Class
                      Arrangements" section of this Prospectus.
                      -----------------------------------------------------------------------------------------------
                      To sign up for the systematic withdrawal plan, contact your Morgan Stanley Financial Advisor or call (800) 869-NEWS. You may terminate or suspend your plan at any time. Please remember that withdrawals from the plan are sales of shares, not Fund "distributions," and ultimately may exhaust your account balance. The Fund may terminate or revise the plan at any time.
---------------------------------------------------------------------------------------------------------------------

Payment for Sold Shares. After we receive your complete instructions to sell as described above, a check will be mailed to you within seven days, although we will attempt to make payment within one business day. Payment may also be sent to your brokerage account.

Payment may be postponed or the right to sell your shares suspended, however, under unusual circumstances. If you request to sell shares that were recently purchased by check, your sale will not be effected until it has been verified that the check has been honored.

Tax Considerations. Normally, your sale of Fund shares is subject to federal and state income tax. You should review the "Tax Consequences" section of this Prospectus and consult your own tax professional about the tax consequences of a sale.

Reinstatement Privilege. If you sell Fund shares and have not previously exercised the reinstatement privilege, you may, within 35 days after the date of sale, invest any portion of the proceeds in the same Class of Fund shares at their net asset value and receive a pro rata credit for any CDSC paid in connection with the sale.


Involuntary Sales. The Fund reserves the right, on sixty days' notice, to sell the shares of any shareholder (other than shares held in an IRA or 403(b) Custodial Account) whose shares, due to sales by the shareholder, have a value below $100, or in the case of an account opened through EasyInvestSM, if after 12 months the shareholder has invested less than $1,000 in the account.


However, before the Fund sells your shares in this manner, we will notify you and allow you sixty days to make an additional investment in an amount that will increase the value of your account to at least the required amount before the sale is processed. No CDSC will be imposed on any involuntary sale.


Margin Accounts. If you have pledged your Fund shares in a margin account, contact your Morgan Stanley Financial Advisor or other authorized financial representative regarding restrictions on the sale of such shares.

[GRAPHIC OMITTED]
DISTRIBUTIONS
-------------

(sidebar)
TARGETED DIVIDENDS(SM)
You may select to have your Fund distributions automatically invested in other Classes of Fund shares or Classes of another Morgan Stanley Dean Witter Fund that you own. Contact your Morgan Stanley Financial Advisor for further information about this service.
(end sidebar)

The Fund passes substantially all of its earnings from income and capital gains along to its investors as "distributions." The Fund earns income from stocks and interest from fixed-income investments. These amounts are passed along to Fund shareholders as "income dividend distributions." The Fund realizes capital gains whenever it sells securities for a higher price than it paid for them. These amounts may be passed along as "capital gain distributions."

The Fund declares income dividends separately for each Class. Distributions paid on Class A and Class D shares usually will be higher than for Class B and Class C because distribution fees that Class B and Class C pay are higher. Normally, income dividends are distributed to shareholders semi-annually. Capital gains, if any, are usually distributed in June and December. The Fund, however, may retain and reinvest any long-term capital gains. The Fund may at times make payments from sources other than income or capital gains that represent a return of a portion of your investment.

Distributions are reinvested automatically in additional shares of the same Class and automatically credited to your account, unless you request in writing that all distributions be paid in cash. If you elect the cash option, the Fund will mail a check to you no later than seven business days after the distribution is declared. However, if you purchase Fund shares through a Financial Advisor within three business days prior to the record date for the distribution, the distribution will automatically be paid to you in cash, even if you did not request to receive all distributions in cash. No interest will accrue on uncashed checks. If you wish to change how your distributions are paid, your request should be received by the Fund's transfer agent, Morgan Stanley Dean Witter Trust FSB, at least five business days prior to the record date of the distributions.



[GRAPHIC OMITTED]
TAX CONSEQUENCES
----------------
As with any investment, you should consider how your Fund investment will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in the Fund.

Unless your investment in the Fund is through a tax-deferred retirement account, such as a 401(k) plan or IRA, you need to be aware of the possible tax consequences when:

o    The Fund makes distributions; and

o You sell Fund shares, including an exchange to another Morgan Stanley Dean Witter Fund.

Taxes on Distributions. Your distributions are normally subject to federal and state income tax when they are paid, whether you take them in cash or reinvest them in Fund shares. A distribution also may be subject to local income tax. Any income dividend distributions and any short-term capital gain distributions are taxable to you as ordinary income. Any long-term capital gain distributions are taxable as long-term capital gains, no matter how long you have owned shares in the Fund.

Every January, you will be sent a statement (IRS Form 1099-DIV) showing the taxable distributions paid to you in the previous year. The statement provides information on your dividends and capital gains for tax purposes.

Taxes on Sales. Your sale of Fund shares normally is subject to federal and state income tax and may result in a taxable gain or loss to you. A sale also may be subject to local income tax. Your exchange of Fund shares for shares of another Morgan Stanley Dean Witter Fund is treated for tax purposes like a sale of your original shares and a purchase of your new shares. Thus, the exchange may, like a sale, result in a taxable gain or loss to you and will give you a new tax basis for your new shares.


When you open your Fund account, you should provide your social security or tax identification number on your investment application. By providing this information, you will avoid being subject to a federal backup withholding tax of 31% on taxable distributions and redemption proceeds. Any withheld amount would be sent to the IRS as an advance tax payment.



[GRAPHIC OMITTED]
SHARE CLASS ARRANGEMENTS
------------------------

The Fund offers several Classes of shares having different distribution arrangements designed to provide you with different purchase options according to your investment needs. Your Morgan Stanley Financial Advisor or other authorized financial representative can help you decide which Class may be appropriate for you.


The general public is offered three Classes: Class A shares, Class B shares and Class C shares, which differ principally in terms of sales charges and ongoing expenses. A fourth Class, Class D shares, is offered only to a limited category of investors. Shares that you acquire through reinvested distributions will not be subject to any front-end sales charge or CDSC -- contingent deferred sales charge. Sales personnel may receive different compensation for selling each Class of shares. The sales charges applicable to each Class provide for the distribution financing of shares of that Class.

The chart below compares the sales charge and the annual 12b-1 fees applicable to each Class:


                                                                                                 MAXIMUM
CLASS     SALES CHARGE                                                                       ANNUAL 12b-1 FEE
---------------------------------------------------------------------------------------------------------------
  A       Maximum 5.25% initial sales charge reduced for purchase of $25,000 or more;
          shares sold without an initial sales charge are generally subject to a 1.0% CDSC
          during first year.                                                                      0.25%
---------------------------------------------------------------------------------------------------------------
  B       Maximum 5.0% CDSC during the first year decreasing to 0% after six years.               1.00%
---------------------------------------------------------------------------------------------------------------
  C       1.0% CDSC during first year                                                             1.00%
---------------------------------------------------------------------------------------------------------------
  D       None                                                                                    None
---------------------------------------------------------------------------------------------------------------


CLASS A SHARES Class A shares are sold at net asset value plus an initial sales charge of up to 5.25%. The initial sales charge is reduced for purchases of $25,000 or more according to the schedule below. Investments of $1 million or more are not subject to an initial sales charge, but are generally subject to a contingent deferred sales charge, or CDSC, of 1.0% on sales made within one year after the last day of the month of purchase. The CDSC will be assessed in the same manner and with the same CDSC waivers as with Class B shares. Class A shares are also subject to a distribution (12b-1) fee of up to 0.25% of the average daily net assets of the Class.

The offering price of Class A shares includes a sales charge (expressed as a percentage of the offering price) on a single transaction as shown in the following table:



(sidebar)
FRONT-END SALES CHARGE OR FSC
An initial sales charge you pay when purchasing Class A shares that is based on a percentage of the offering price. The percentage declines based upon the dollar value of Class A shares you purchase. We offer three ways to reduce your Class A sales charges -- the Combined Purchase Privilege, Right of Accumulation and Letter of Intent.
(end sidebar)


                                                  FRONT-END SALES CHARGE
                                      -------------------------------------------------
                                           PERCENTAGE OF       APPROXIMATE PERCENTAGE
AMOUNT OF SINGLE TRANSACTION           PUBLIC OFFERING PRICE   OF NET AMOUNT INVESTED
---------------------------------------------------------------------------------------
  Less than $25,000                            5.25%                   5.54%
---------------------------------------------------------------------------------------
  $25,000 but less than $50,000                4.75%                   4.99%
---------------------------------------------------------------------------------------
  $50,000 but less than $100,000               4.00%                   4.17%
---------------------------------------------------------------------------------------
  $100,000 but less than $250,000              3.00%                   3.09%
---------------------------------------------------------------------------------------
  $250,000 but less than $1 million            2.00%                   2.04%
---------------------------------------------------------------------------------------
  $1 million and over                          0.00%                   0.00%
---------------------------------------------------------------------------------------

The reduced sales charge schedule is applicable to purchases of Class A shares in a single transaction by:

o    A single account (including an individual, trust or fiduciary account).

o Family member accounts (limited to husband, wife and children under the age of 21).

o Pension, profit sharing or other employee benefit plans of companies and their affiliates.

o    Tax-exempt organizations.

o    Groups organized for a purpose other than to buy mutual fund shares.

Combined Purchase Privilege. You also will have the benefit of reduced sales charges by combining purchases of Class A shares of the Fund in a single transaction with purchases of Class A shares of other Multi-Class Funds and shares of FSC Funds.


Right of Accumulation. You also may benefit from a reduction of sales charges if the cumulative net asset value of Class A shares of the Fund purchased in a single transaction, together with shares of other funds you currently own which were previously purchased at a price including a front-end sales charge (or Class A shares purchased at $1 million or more), and shares acquired through reinvestment of distributions, amounts to $25,000 or more. Also, if you have a cumulative net asset value of all your Class A and Class D shares equal to at least $5 million (or $25 million for certain employee benefit plans), you are eligible to purchase Class D shares of any fund subject to the fund's minimum initial investment requirement.

You must notify your Morgan Stanley Dean Witter Financial Advisor or other authorized financial representative, (or Morgan Stanley Dean Witter Trust FSB if you purchase directly through the Fund) at the time a purchase order is placed, that the purchase qualifies for the reduced sales charge under the Right of Accumulation. Similar notification must be made in writing when an order is placed by mail. The reduced sales charge will not be granted if: (i) notification is not furnished at the time of the order; or (ii) a review of the records of Morgan Stanley DW Inc. (Morgan Stanley DW) or other authorized dealer of Fund shares or the Fund's transfer agent does not confirm your represented holdings.

Letter of Intent. The schedule of reduced sales charges for larger purchases also will be available to you if you enter into a written "Letter of Intent." A Letter of Intent provides for the purchase of Class A shares of the Fund or other Multi-Class Funds or shares of FSC Funds within a thirteen-month period. The initial purchase under a Letter of Intent must be at least 5% of the stated investment goal. To determine the applicable sales charge reduction, you may also include: (1) the cost of shares of other Morgan Stanley Dean Witter Funds which were previously purchased at a price including a front-end sales charge during the 90-day period prior to the distributor receiving the

Letter of Intent, and (2) the cost of shares of other funds you currently own acquired in exchange for shares of funds purchased during that period at a price including a front-end sales charge. You can obtain a Letter of Intent by contacting your Morgan Stanley Financial Advisor or other authorized financial representative, or by calling (800) 869-NEWS. If you do not achieve the stated investment goal within the thirteen-month period, you are required to pay the difference between the sales charges otherwise applicable and sales charges actually paid, which may be deducted from your investment.


Other Sales Charge Waivers. In addition to investments of $1 million or more, your purchase of Class A shares is not subject to a front-end sales charge (or a CDSC upon sale) if your account qualifies under one of the following categories:

o A trust for which Morgan Stanley Dean Witter Trust FSB provides discretionary trustee services.


o Persons participating in a fee-based investment program (subject to all of its terms and conditions, including termination fees, and mandatory sale or transfer restrictions on termination) approved by the Fund's distributor pursuant to which they pay an asset based fee for investment advisory, administrative and/or brokerage services.

o Qualified state tuition plans described in Section 529 of the Internal Revenue Code and donor-advised charitable gifts (subject to all applicable terms and conditions) and certain other investment programs that do not charge an asset-based fee and have been approved by the Fund's distributor.

o Employer-sponsored employee benefit plans, whether or not qualified under the Internal Revenue Code, for which (i) Morgan Stanley Dean Witter Trust FSB serves as trustee, (ii) Morgan Stanley's Retirement Plan Services serves as recordkeeper under a written Recordkeeping Services Agreement or
     (iii) an entity independent from Morgan Stanley serves as recordkeeper under an alliance or similar agreement with Morgan Stanley's Retirement Plan Services (together "Morgan Stanley Eligible Plans"), provided that, in the case of (i) and (ii) above, any such plan has at least 200 eligible employees.

o A Morgan Stanley Eligible Plan whose Class B shares have converted to Class A shares, regardless of the plan's asset size or number of eligible employees.

o A client of a Morgan Stanley Financial Advisor who joined us from another investment firm within six months prior to the date of purchase of Fund shares, and you used the proceeds from the sale of shares of a proprietary mutual fund of that Financial Advisor's previous firm that imposed either a front-end or deferred sales charge to purchase Class A shares, provided that: (1) you sold the shares not more than 60 days prior to the purchase of Fund shares, and (2) the sale proceeds were maintained in the interim in cash or a money market fund.

o Current or retired Directors or Trustees of the Morgan Stanley Dean Witter Funds, such persons' spouses and children under the age of 21, and trust accounts for which any of such persons is a beneficiary.


o Current or retired directors, officers and employees of Morgan Stanley Dean Witter & Co. and any of its subsidiaries, such persons' spouses and children under the age of 21, and trust accounts for which any of such persons is a beneficiary.

CLASS B SHARES Class B shares are offered at net asset value with no initial sales charge but are subject to a contingent deferred sales charge, or CDSC, as set forth in the table below. For the purpose of calculating the CDSC, shares are deemed to have been purchased on the last day of the month during which they were purchased.

(sidebar)
CONTINGENT DEFERRED SALES CHARGE OR CDSC
A fee you pay when you sell shares of certain Morgan Stanley Dean Witter Funds purchased without an initial sales charge. This fee declines the longer you hold your shares as set forth in the table.
(end sidebar)



                                      CDSC AS A PERCENTAGE
YEAR SINCE PURCHASE PAYMENT MADE       OF AMOUNT REDEEMED
-------------------------------------------------------------------
  First                                      5.0%
-------------------------------------------------------------------
  Second                                     4.0%
-------------------------------------------------------------------
  Third                                      3.0%
-------------------------------------------------------------------
  Fourth                                     2.0%
-------------------------------------------------------------------
  Fifth                                      2.0%
-------------------------------------------------------------------
  Sixth                                      1.0%
-------------------------------------------------------------------
  Seventh and thereafter                     None
-------------------------------------------------------------------

Each time you place an order to sell or exchange shares, shares with no CDSC will be sold or exchanged first, then shares with the lowest CDSC will be sold or exchanged next. For any shares subject to a CDSC, the CDSC will be assessed on an amount equal to the lesser of the current market value or the cost of the shares being sold.

CDSC Waivers. A CDSC, if otherwise applicable, will be waived in the case of:

o Sales of shares held at the time you die or become disabled (within the definition in Section 72(m)(7) of the Internal Revenue Code which relates to the ability to engage in gainful employment), if the shares are: (i) registered either in your name (not a trust) or in the names of you and your spouse as joint tenants with right of survivorship; or (ii) held in a qualified corporate or self-employed retirement plan, IRA or 403(b) Custodial Account, provided in either case that the sale is requested within one year of your death or initial determination of disability.


o Sales in connection with the following retirement plan "distributions": (i) lump-sum or other distributions from a qualified corporate or self-employed retirement plan following retirement (or, in the case of a "key employee" of a "top heavy" plan, following attainment of age 59 1/2); (ii) distributions from an IRA or 403(b) Custodial Account following attainment of age 59 1/2; or (iii) a tax-free return of an excess IRA contribution (a "distribution" does not include a direct transfer of IRA, 403(b) Custodial Account or retirement plan assets to a successor custodian or trustee).


o    Sales of shares held for you as a participant in a Morgan Stanley Eligible
     Plan.

o Sales of shares in connection with the Systematic Withdrawal Plan of up to 12% annually of the value of each fund from which plan sales are made. The percentage is determined on the date you establish the Systematic Withdrawal Plan and based on the next calculated share price. You may have this CDSC waiver applied in amounts up to 1% per month, 3% per quarter, 6% semi-annually or 12% annually. Shares with no CDSC will be sold first, followed by those with the lowest CDSC. As such, the waiver benefit will be reduced by the amount of your shares that are not subject to a CDSC. If you suspend your participation in the plan, you may later resume plan payments without requiring a new determination of the account value for the 12% CDSC waiver.


o Sales of shares if you simultaneously invest the proceeds in the Investment Manager's mutual fund asset allocation program, pursuant to which investors pay an asset-based fee. Any shares you acquire in connection with the Investment Manager's mutual fund asset allocation program are subject to all of the terms and conditions of that program, including termination fees, mandatory sale or transfer restrictions on termination.

All waivers will be granted only following the Fund's distributor receiving confirmation of your entitlement. If you believe you are eligible for a CDSC waiver, please contact your Financial Advisor or call (800) 869-NEWS.

Distribution Fee. Class B shares are also subject to an annual distribution (12b-1) fee of 1.0% of the average daily net assets of Class B shares.


Conversion Feature. After ten (10) years, Class B shares will convert automatically to Class A shares of the Fund with no initial sales charge. The ten year period runs from the last day of the month in which the shares were purchased, or in the case of Class B shares acquired through an exchange, from the last day of the month in which the original Class B shares were purchased; the shares will convert to Class A shares based on their relative net asset values in the month following the ten year period. At the same time, an equal proportion of Class B shares acquired through automatically reinvested distributions will convert to Class A shares on the same basis. Class B shares acquired in exchange for shares of another Morgan Stanley Dean Witter Fund originally purchased before May 1, 1997, however, will convert to Class A shares in May 2007.

In the case of Class B shares held in a Morgan Stanley Eligible Plan, the plan is treated as a single investor and all Class B shares will convert to Class A shares on the conversion date of the Class B shares of a Morgan Stanley Dean Witter Fund purchased by that plan.

Currently, the Class B share conversion is not a taxable event; the conversion feature may be cancelled if it is deemed a taxable event in the future by the Internal Revenue Service.

If you exchange your Class B shares for shares of a Money Market Fund, a No-Load Fund, North American Government Income Trust or Short-Term U.S. Treasury Trust, the holding period for conversion is frozen as of the last day of the month of the exchange and resumes on the last day of the month you exchange back into Class B shares.

Exchanging Shares Subject to a CDSC. There are special considerations when you exchange Fund shares that are subject to a CDSC. When determining the length of time you held the shares and the corresponding CDSC rate, any period (starting at the end of the month) during which you held shares of a fund that does not charge a CDSC will not be counted. Thus, in effect the "holding period" for purposes of calculating the CDSC is frozen upon exchanging into a fund that does not charge a CDSC.



For example, if you held Class B shares of the Fund for one year, exchanged to Class B of another Morgan Stanley Dean Witter Multi-Class Fund for another year, then sold your shares, a CDSC rate of 4% would be imposed on the shares based on a two year holding period -- one year for each fund. However, if you had exchanged the shares of the Fund for a Money Market Fund (which does not charge a CDSC) instead of the Multi-Class Fund, then sold your shares, a CDSC rate of 5% would be imposed on the shares based on a one year holding period. The one year in the Money Market Fund would not be counted. Nevertheless, if shares subject to a CDSC are exchanged for a fund that does not charge a CDSC, you will receive a credit when you sell the shares equal to the distribution (12b-1) fees, if any, you paid on those shares while in that fund up to the amount of any applicable CDSC.

In addition, shares that are exchanged into or from a Morgan Stanley Dean Witter Fund subject to a higher CDSC rate will be subject to the higher rate, even if the shares are re-exchanged into a fund with a lower CDSC rate.


CLASS C SHARES Class C shares are sold at net asset value with no initial sales charge but are subject to a CDSC of 1.0% on sales made within one year after the last day of the month of purchase. The CDSC will be assessed in the same manner and with the same CDSC waivers as with Class B shares.


Distribution Fee. Class C shares are subject to an annual distribution (12b-1) fee of up to 1.0% of the average daily net assets of that Class. The Class C shares' distribution fee may cause that Class to have higher expenses and pay lower dividends than Class A or Class D shares. Unlike Class B shares, Class C shares have no conversion feature and, accordingly, an investor that purchases Class C shares may be subject to distribution (12b-1) fees applicable to Class C shares for an indefinite period.

CLASS D SHARES Class D shares are offered without any sales charge on purchases or sales and without any distribution (12b-1) fee. Class D shares are offered only to investors meeting an initial investment minimum of $5 million ($25 million for Morgan Stanley Eligible Plans) and the following categories of investors:

o Investors participating in the Investment Manager's mutual fund asset allocation program (subject to all of its terms and conditions, including termination fees and mandatory sale or transfer restrictions on termination) pursuant to which they pay an asset-based fee.

o Persons participating in a fee-based investment program (subject to all of its terms and conditions, including termination fees and mandatory sale or transfer restrictions on termination) approved by the Fund's distributor pursuant to which they pay an asset based fee for investment advisory, administrative and/or brokerage services. With respect to Class D shares held through the Morgan Stanley Choice Program, at such time as those Fund shares are no longer held through the program, the shares will be automatically converted into Class A shares (which are subject to higher expenses than Class D shares) based on the then current relative net asset values of the two classes.

o Certain investment programs that do not charge an asset-based fee and have been approved by the Fund's distributor. However, Class D shares are not offered for investments made through Section 529 plans or donor-advised charitable gift funds (regardless of the size of the investment).


o Employee benefit plans maintained by Morgan Stanley Dean Witter & Co. or any of its subsidiaries for the benefit of certain employees of Morgan Stanley Dean Witter & Co. and its subsidiaries.


o    Certain unit investment trusts sponsored by Morgan Stanley DW.


o Certain other open-end investment companies whose shares are distributed by the Fund's distributor.

o Investors who were shareholders of the Dean Witter Retirement Series on September 11, 1998 for additional purchases for their former Dean Witter Retirement Series accounts.


Meeting Class D Eligibility Minimums. To meet the $5 million ($25 million for Morgan Stanley Eligible Plans) initial investment to qualify to purchase Class D shares you may combine: (1) purchases in a single transaction of Class D shares of the Fund and other Morgan Stanley Dean Witter Multi-Class Funds; and/or (2) previous purchases of Class A and Class D shares of Multi-Class Funds and shares of FSC Funds you currently own, along with shares of Morgan Stanley Dean Witter Funds you currently own that you acquired in exchange for those shares.

NO SALES CHARGES FOR REINVESTED CASH DISTRIBUTIONS If you receive a cash payment representing an income dividend or capital gain and you reinvest that amount in the applicable Class of shares by returning the check within 30 days of the payment date, the purchased shares would not be subject to an initial sales charge or CDSC.


PLAN OF DISTRIBUTION (RULE 12b-1 FEES) The Fund has adopted a Plan of Distribution in accordance with Rule 12b-1 under the Investment Company Act of 1940 with respect to the distribution of Class A, Class B and Class C shares. The Plan allows the Fund to pay distribution fees for the sale and distribution of these shares. It also allows the Fund to pay for services to shareholders of Class A, Class B and Class C shares. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment in these Classes and may cost you more than paying other types of sales charges.

FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the Fund's financial performance for the periods indicated. Certain information reflects financial results for a single Fund share throughout each year. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions).


This information for the fiscal year ended February 28, 2001 has been audited by Deloitte & Touche LLP, independent auditors, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request. The financial highlights for prior fiscal periods have been audited by other independent accountants.





                                                                                                       FOR THE PERIOD
                                                        FOR THE YEAR          FOR THE YEAR          SEPTEMBER 28, 1998*
                                                           ENDED                 ENDED                    THROUGH
                                                     FEBRUARY 28, 2001     FEBRUARY 29, 2000         FEBRUARY 28, 1999
-----------------------------------------------------------------------------------------------------------------------------
 CLASS A SHARES++
-----------------------------------------------------------------------------------------------------------------------------
 SELECTED PER SHARE DATA:
-----------------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period                     $13.10                 $11.79                    $10.00
-----------------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
  Net investment income                                     0.03                   0.01                      0.02
  Net realized and unrealized gain (loss)                  (1.52)                  1.34                      1.81
                                                          ------                 ------                    ------
 Total income (loss) from investment operations            (1.49)                  1.35                      1.83
-----------------------------------------------------------------------------------------------------------------------------
 Less dividends and distributions from:
  Net investment income                                       --                     --                     (0.02)
  Net realized gains                                          --                  (0.04)                    (0.02)
                                                          ------                 ------                    ------
 Total dividends and distributions                            --                  (0.04)                    (0.04)
-----------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                           $11.61                 $13.10                    $11.79
-----------------------------------------------------------------------------------------------------------------------------
 TOTAL RETURN+                                            (11.37)%                11.50%                    18.32% (1)
-----------------------------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (4):
-----------------------------------------------------------------------------------------------------------------------------
 Expenses                                                   1.16%                  1.22%                     1.23%(2)(3)
-----------------------------------------------------------------------------------------------------------------------------
 Net investment income                                      0.22%                  0.11%                     0.38%(2)(3)
-----------------------------------------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA:
-----------------------------------------------------------------------------------------------------------------------------
 Net assets, end of period, in thousands                  $6,115                 $4,703                    $3,269
-----------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                      61%                    26%                        3%(1)
-----------------------------------------------------------------------------------------------------------------------------



*    Commencement of operations.
++ The per share amounts were computed using an average number of shares outstanding during the period.
+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)  Not annualized.
(2)  Annualized.
(3) If the Fund had borne all of its expenses that were reimbursed or waived by the Investment Manager, the annualized expense and the net investment income ratios would have been 1.55% and 0.06%, respectively, for the period ended February 28, 1999.
(4) Reflects overall Fund ratios for investment income and non-class specific expenses.

                                                                                                FOR THE PERIOD
                                                  FOR THE YEAR           FOR THE YEAR         SEPTEMBER 28, 1998*
                                                     ENDED                   ENDED                   THROUGH
                                                FEBRUARY 28, 2001      FEBRUARY 29, 2000        FEBRUARY 28, 1999
----------------------------------------------------------------------------------------------------------------------
 CLASS B SHARES++
----------------------------------------------------------------------------------------------------------------------
 SELECTED PER SHARE DATA:
----------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period                $12.98                   $11.76                 $10.00
----------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
  Net investment loss                                 (0.07)                   (0.08)                 (0.02)
  Net realized and unrealized gain (loss)             (1.49)                    1.34                   1.80
                                                     ------                   ------                 ------
 Total income (loss) from investment operations       (1.56)                    1.26                   1.78
----------------------------------------------------------------------------------------------------------------------
 Less distributions from net realized gains              --                    (0.04)                 (0.02)#
----------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                      $11.42                   $12.98                 $11.76
----------------------------------------------------------------------------------------------------------------------
 TOTAL RETURN+                                       (12.02)%                  10.67%                 17.96%(1)
----------------------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (4):
----------------------------------------------------------------------------------------------------------------------
 Expenses                                              1.92%                    1.97%                  1.98%(2)(3)
----------------------------------------------------------------------------------------------------------------------
 Net investment loss                                  (0.54)%                  (0.64)%                (0.37)%(2)(3)
----------------------------------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA:
----------------------------------------------------------------------------------------------------------------------
 Net assets, end of period, in thousands            $92,712                 $106,070                $83,021
----------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                 61%                      26%                     3%(1)
----------------------------------------------------------------------------------------------------------------------



*    Commencement of operations.
++ The per share amounts were computed using an average number of shares outstanding during the period.
+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
#    Includes $0.002 of dividends from net investment income.
(1)  Not annualized.
(2)  Annualized.
(3) If the Fund had borne all of its expenses that were reimbursed or waived by the Investment Manager, the annualized expense and the net investment income ratios would have been 2.30% and (0.69)%, respectively, for period ended February 28, 1999.
(4) Reflects overall Fund ratios for investment income and non-class specific expenses.

                                                                                                     FOR THE PERIOD
                                                        FOR THE YEAR          FOR THE YEAR         SEPTEMBER 28, 1998*
                                                           ENDED                 ENDED                   THROUGH
                                                     FEBRUARY 28, 2001     FEBRUARY 29, 2000        FEBRUARY 28, 1999
--------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES++
--------------------------------------------------------------------------------------------------------------------------
 SELECTED PER SHARE DATA:
--------------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period                     $12.98                $11.77                    $10.00
--------------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
  Net investment loss                                      (0.05)                (0.08)                    (0.02)
  Net realized and unrealized gain (loss)                  (1.50)                 1.33                      1.81
--------------------------------------------------------------------------------------------------------------------------
 Total income (loss) from investment operations            (1.55)                 1.25                      1.79
                                                          ------                ------                    ------
 Less distributions from net realized gains                   --                 (0.04)                    (0.02)#
--------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                           $11.43                $12.98                    $11.77
--------------------------------------------------------------------------------------------------------------------------
 TOTAL RETURN+                                            (11.86)%               10.67%                    17.94%(1)
--------------------------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (4):
--------------------------------------------------------------------------------------------------------------------------
 Expenses                                                   1.80%                 1.97%                     1.98%(2)(3)
--------------------------------------------------------------------------------------------------------------------------
 Net investment loss                                       (0.42)%               (0.64)%                   (0.37)%(2)(3)
--------------------------------------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------------------------------------------------
 Net assets, end of period, in thousands                  $7,734                $9,131                    $6,417
--------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                      61%                   26%                        3%(1)
--------------------------------------------------------------------------------------------------------------------------



*    Commencement of operations.
++ The per share amounts were computed using an average number of shares outstanding during the period.
+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
#    Includes $.000859 of dividends from net investment income.
(1)  Not annualized.
(2)  Annualized.
(3) If the Fund had borne all of its expenses that were reimbursed or waived by the Investment Manager, the annualized expense and the net investment income ratios would have been 2.30% and (0.69)%, respectively, for the period ended February 28, 1999.
(4) Reflects overall Fund ratios for investment income and non-class specific expenses.

                                                                                                      FOR THE PERIOD
                                                        FOR THE YEAR          FOR THE YEAR         SEPTEMBER 28, 1998*
                                                           ENDED                 ENDED                   THROUGH
                                                     FEBRUARY 28, 2001     FEBRUARY 29, 2000        FEBRUARY 28, 1999
-------------------------------------------------------------------------------------------------------------------------------
CLASS D SHARES++
-------------------------------------------------------------------------------------------------------------------------------
 SELECTED PER SHARE DATA:
-------------------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period                     $13.14               $11.79                   $10.00
-------------------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
  Net investment income                                     0.07                 0.04                     0.02
  Net realized and unrealized gain (loss)                  (1.54)                1.35                     1.81
                                                          ------               ------                   ------
 Total income (loss) from investment operations            (1.47)                1.39                     1.83
-------------------------------------------------------------------------------------------------------------------------------
 Less dividends and distributions from:
  Net investment income                                       --                   --                    (0.02)
  Net realized gains                                          --                (0.04)                   (0.02)
                                                          ------               ------                    ------
 Total dividends and distributions                            --                (0.04)                   (0.04)
-------------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                           $11.67               $13.14                   $11.79
-------------------------------------------------------------------------------------------------------------------------------
 TOTAL RETURN+                                            (11.19)%              11.84%                   18.38%(1)
-------------------------------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (4):
-------------------------------------------------------------------------------------------------------------------------------
 Expenses                                                   0.92%                0.97%                    0.98%(2)(3)
-------------------------------------------------------------------------------------------------------------------------------
 Net investment income                                      0.46%                0.36%                    0.63%(2)(3)
-------------------------------------------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA:
-------------------------------------------------------------------------------------------------------------------------------
 Net assets, end of period, in thousands                  $5,427               $1,153                     $203
-------------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                      61%                  26%                       3%(1)
-------------------------------------------------------------------------------------------------------------------------------



*    Commencement of operations.
++ The per share amounts were computed using an average number of shares outstanding during the period.
+ Calculated based on the net asset value as of the last business day of the period.
(1)  Not annualized.
(2)  Annualized.
(3) If the Fund had borne all of its expenses that were reimbursed or waived by the Investment Manager, the annualized expense and the net investment income ratios would have been 1.30% and 0.31%, respectively, for the period ended February 28, 1999.
(4) Reflects overall Fund ratios for investment income and non-class specific expenses.

NOTES



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28

MORGAN STANLEY DEAN WITTER

FAMILY OF FUNDS


The Morgan Stanley Dean Witter Family of Funds offers investors a wide range of investment choices. Come on in and meet the family!


-----------------------------------------------------------------------------------------------------------------------------------
 GROWTH FUNDS                         GROWTH FUNDS                               THEME FUNDS
                                      Aggressive Equity Fund                     Financial Services Trust

                                      All Star Growth Fund                       Health Sciences Trust

                                      American Opportunities Fund                Information Fund

                                      Capital Growth Securities                  Natural Resource Development Securities

                                      Developing Growth Securities Trust         Technology Fund

                                      Growth Fund                                GLOBAL/INTERNATIONAL FUNDS

                                      Market Leader Trust                        Competitive Edge Fund - "Best Ideas" Portfolio

                                      Mid-Cap Equity Trust                       European Growth Fund

                                      New Discoveries Fund                       Fund of Funds - International Portfolio

                                      Next Generation Trust                      International Fund

                                      Small Cap Growth Fund                      International SmallCap Fund

                                      Special Value Fund                         International Value Equity Fund

                                      Tax-Managed Growth Fund                    Japan Fund

                                      21st Century Trend Fund                    Latin American Growth Fund

                                                                                 Pacific Growth Fund
-----------------------------------------------------------------------------------------------------------------------------------
 GROWTH & INCOME FUNDS                GROWTH & INCOME FUNDS                      Total Market Index Fund

                                      Balanced Growth Fund                       Total Return Trust

                                      Balanced Income Fund                       Value Fund

                                      Convertible Securities Trust               Value-Added Market Series/Equity Portfolio

                                      Dividend Growth Securities                 THEME FUNDS

                                      Equity Fund                                Real Estate Fund

                                      Fund of Funds - Domestic Portfolio         Utilities Fund

                                      Income Builder Fund                        GLOBAL FUNDS

                                      Mid-Cap Dividend Growth Securities         Global Dividend Growth Securities

                                      S&P 500 Index Fund                         Global Utilities Fund

                                      S&P 500 Select Fund

                                      Strategist Fund
-----------------------------------------------------------------------------------------------------------------------------------
 INCOME FUNDS                         GOVERNMENT INCOME FUNDS                    GLOBAL INCOME FUNDS

                                      Federal Securities Trust                   North American Government Income Trust

                                      Short-Term U.S. Treasury Trust             TAX-FREE INCOME FUNDS

                                      U.S. Government Securities Trust           California Tax-Free Income Fund

                                      DIVERSIFIED INCOME FUNDS                   Hawaii Municipal Trust(FSC)

                                      Diversified Income Trust                   Limited Term Municipal Trust(NL)

                                      CORPORATE INCOME FUNDS                     Multi-State Municipal Series Trust(FSC)

                                      High Yield Securities                      New York Tax-Free Income Fund

                                      Intermediate Income Securities             Tax-Exempt Securities Trust

                                      Short-Term Bond Fund(NL)
-----------------------------------------------------------------------------------------------------------------------------------
 MONEY MARKET FUNDS                   TAXABLE MONEY MARKET FUNDS                 TAX-FREE MONEY MARKET FUNDS

                                      Liquid Asset Fund(MM)                      California Tax-Free Daily Income Trust(MM)

                                      U.S. Government Money Market Trust(MM)     New York Municipal Money Market Trust(MM)

                                                                                 Tax-Free Daily Income Trust(MM)



There may be funds created after this Prospectus was published. Please consult the inside back cover of a new fund's prospectus for its designations, e.g., Multi-Class Fund or Money Market Fund.


Unless otherwise noted, each listed Morgan Stanley Dean Witter Fund except for North American Government Income Trust and Short-Term U.S. Treasury Trust, is a Multi-Class Fund. A Multi-Class Fund is a mutual fund offering multiple Classes of shares. The other types of Funds are: NL -- No-Load (Mutual) Fund; MM -- Money Market Fund; FSC -- A mutual fund sold with a front-end sales charge and a distribution (12b-1) fee.

                                                     PROSPECTUS - APRIL 30, 2001

Additional information about the Fund's investments is available in the Fund's Annual and Semi-Annual Reports to Shareholders. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. The Fund's Statement of Additional Information also provides additional information about the Fund. The Statement of Additional Information is incorporated herein by reference (legally is part of this Prospectus). For a free copy of any of these documents, to request other information about the Fund, or to make shareholder inquiries, please call:

                                 (800) 869-NEWS

You also may obtain information about the Fund by calling your Morgan Stanley Financial Advisor or by visiting our Internet site at:

                            WWW.MSDWADVICE.COM/FUNDS

Information about the Fund (including the Statement of Additional Information) can be viewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information about the Reference Room's operations may be obtained by calling the SEC at (202) 942-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site (www.sec.gov), and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.


  TICKER SYMBOLS:

  Class A:       SSPAX
-------------------------
  Class B:       SSPBX
-------------------------
  Class C:       SSPCX
-------------------------
  Class D:       SSPDX
-------------------------

(THE FUND'S INVESTMENT COMPANY ACT FILE NO. IS 811-8809)


Morgan Stanley Dean Witter

                             ---------------------------------------------------
                                                            S&P 500 SELECT FUND




[GRAPHIC OMITTED]




                                                     A MUTUAL FUND THAT SEEKS TO
                                                  PROVIDE A TOTAL RETURN (BEFORE
                                                EXPENSES) THAT EXCEEDS THE TOTAL
                          RETURN OF THE STANDARD & POOR'S (REGISTERED TRADEMARK)
                                                 500 COMPOSITE STOCK PRICE INDEX

MORGAN STANLEY DEAN WITTER S&P 500 SELECT FUND          Two World Trade Center,
LETTER TO THE SHAREHOLDERS February 28, 2001            New York, New York 10048

DEAR SHAREHOLDER:

The 12-month period ended February 28, 2001, witnessed a reversal in the long-running dominance of growth investing over value investing. The decline of growth stocks was brought about by a confluence of events early in the fiscal year that raised concerns about a slowdown in the deployment of new technology, which in turn led to a sharp correction in the Nasdaq composite index and new-economy stocks. First, the Department of Justice moved to split up Microsoft. Second, President Clinton spoke of potential controls on the patenting of intellectual property in the genomics area. Additionally, the Federal Reserve Board raised the federal funds rate a total of 75 basis points early in the period, prompted by evidence that the economy was overheating.

Toward the end of calendar year 2000, the economy began to show signs of decelerating as retail sales, construction spending and employment registered weaker numbers than expected. In response to the weakening in the economy, the Fed lowered the federal funds rate 100 basis points in January 2001, offsetting its earlier increases.

PERFORMANCE AND PORTFOLIO STRATEGY

For the 12-month period ended February 28, 2001, Morgan Stanley Dean Witter S&P 500 Select Fund's Class A, B, C and D shares posted total returns of -11.37 percent, -12.02 percent, -11.86 percent and -11.19 percent, respectively. For the same period, the Standard & Poor's 500 Index (S&P 500) returned -8.19 percent. The performance of the Fund's four share classes varies because each has different expenses. The total return figures given assume the reinvestment of all distributions but do not reflect the deduction of any applicable sales charges. The accompanying chart compares the Fund's performance to that of the S&P 500.

The Fund seeks to deliver investment performance, before expenses, that is higher than the total return of the S&P 500 by investing in the common stocks of selected companies included in the Index. The Fund seeks to select or overweight favorable companies based upon the investment

MORGAN STANLEY DEAN WITTER S&P 500 SELECT FUND
LETTER TO THE SHAREHOLDERS February 28, 2001, continued


recommendations from the equity research departments of recognized investment banking firms, including Morgan Stanley Dean Witter & Co., as well as its own investment analysis. Based on these criteria, the Fund ended the period slightly overweighted in capital goods and slightly underweighted in basic materials, consumer cyclicals and energy. Its underweighting in energy, a sector that performed well during the period, contributed to the Fund's underperformance relative to the S&P 500. The Fund remained diversified across a broad range of industries and companies in an effort to reduce the volatility of specific sectors.

LOOKING AHEAD

With inflation seemingly poised to remain low amid continued weakness in the economy, we anticipate that we may see further interest-rate reductions by the Federal Reserve Board. At the end of the Fund's fiscal year there was a lively debate among economists on whether the economy was in a recession and what shape any ensuing economic recovery might take. Regardless of the outcome, we believe that the long-term outlook for the financial markets and the economy is favorable.

We appreciate your ongoing support of Morgan Stanley Dean Witter S&P 500 Select Fund and look forward to continuing to serve your investment needs.

Very truly yours,


/s/ CHARLES A. FIUMEFREDDO                     /s/ MITCHELL M. MERIN
CHARLES A. FIUMEFREDDO                         MITCHELL M. MERIN
Chairman of the Board                          President

                   MORGAN STANLEY DEAN WITTER S&P 500 SELECT
                       FUND PERFORMANCE February 28, 2001
                           GROWTH OF $10,000 CLASS B


                         Class A    Class B    Class C    Class D     S&P 500
--------------------------------------------------------------------------------
 September 28, 1998       9,475     10,000     10,000      10,000     10,000
--------------------------------------------------------------------------------
 September 30, 1998       9,191      9,700      9,700       9,700      9,699
--------------------------------------------------------------------------------
 November 30, 1998       10,508     11,080     11,080      11,100     11,122
--------------------------------------------------------------------------------
 February 28, 1999       11,211     11,796     11,794      11,838     11,874
--------------------------------------------------------------------------------
 May 31, 1999            11,743     12,327     12,325      12,410     12,524
--------------------------------------------------------------------------------
 August 31, 1999         11,957     12,522     12,530      12,646     12,743
--------------------------------------------------------------------------------
 November 30, 1999       12,615     13,195     13,204      13,351     13,446
--------------------------------------------------------------------------------
 February 29, 2000       12,500     13,055     13,053      13,240     13,266
--------------------------------------------------------------------------------
 May 31, 2000            13,025     13,568     13,566      13,794     13,836
--------------------------------------------------------------------------------
 August 31, 2000         13,884     14,443     14,440      14,722     14,822
--------------------------------------------------------------------------------
 November 30, 2000       11,861     12,310     12,309      12,585     12,878
--------------------------------------------------------------------------------
 February 28, 2001       11,078(3)  11,186(3)  11,504(3)   11,759(3)  12,179
--------------------------------------------------------------------------------


  ----------------------------------------------------------------------------
    --- Class A   --- Class B   --- Class C   --- Class D   --- S&P 500 (4)
  ----------------------------------------------------------------------------


Past performance is not predictive of future returns. Investment return and principal value will fluctuate. When you sell fund shares, they may be worth less than their original cost. Performance for Class A, Class B, Class C, and Class D shares will vary due to differences in sales charges and expenses.


                          AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

                           CLASS A SHARES*
---------------------------------------------------------------------
PERIOD ENDED 2/28/01
---------------------------
1 Year                          (11.37)%(1)         (16.03)%(2)
Since Inception (9/28/98)         6.67 %(1)           4.32 %(2)


                          CLASS B SHARES**
---------------------------------------------------------------------
PERIOD ENDED 2/28/01
---------------------------
1 Year                          (12.02)%(1)         (16.42)%(2)
Since Inception (9/28/98)         5.89 %(1)           4.74 %(2)


                          CLASS C SHARES+
---------------------------------------------------------------------
PERIOD ENDED 2/28/01
---------------------------
1 Year                          (11.86)%(1)         (12.75)%(2)
Since Inception (9/28/98)         5.96 %(1)           5.96 %(2)


                          CLASS D SHARES++
---------------------------------------------------------------------
PERIOD ENDED 2/28/01
---------------------------
1 Year                          (11.19)%(1)
Since Inception (9/28/98)         6.92 %(1)

---------------

(1) Figure shown assumes reinvestment of all distributions and does not reflect the deduction of any sales charges.
(2) Figure shown assumes reinvestment of all distributions and the deduction of the maximum applicable sales charge. See the Fund's current prospectus for complete details on fees and sales charges.
(3)  Closing value assuming a complete redemption on February 28, 2001.
(4) The Standard & Poor's 500 Index (S&P 500) is a broad-based index, the performance of which is based on the average performance of 500 widely held common stocks. The performance of the index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.
 *   The maximum front-end sales charge for Class A is 5.25%.
** The maximum contingent deferred sales charge (CDSC) for Class B is 5.0%. The CDSC declines to 0% after six years.



 + The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of purchase.
++   Class D shares have no sales charge.

MORGAN STANLEY DEAN WITTER S&P 500 SELECT FUND
PORTFOLIO OF INVESTMENTS February 28, 2001

    NUMBER OF
      SHARES                                                     VALUE
-----------------                                             -----------
                    COMMON STOCKS AND WARRANTS (95.7%)
                    Advertising/Marketing
                      Services (0.3%)
    3,419           Interpublic Group of Companies, Inc.      $   128,554
    1,981           Omnicom Group, Inc. ...................       179,657
                                                              -----------
                                                                  308,211
                                                              -----------
                    Aerospace & Defense (1.1%)
  10,290            Boeing Co. ............................       640,038
   2,142            General Dynamics Corp. ................       146,042
   1,115            Goodrich (B.F.) Co. (The) .............        45,091
   3,379            Lockheed Martin Corp. .................       126,577
     647            Northrop Grumman Corp. ................        60,786
   3,465            Raytheon Co. (Class B) ................       115,073
   1,147            Textron, Inc. .........................        60,768
                                                              -----------
                                                                1,194,375
                                                              -----------
                    Agricultural Commodities/
                      Milling (0.1%)
   5,125            Archer-Daniels-Midland Co. ............        77,131
                                                              -----------
                    Air Freight/Couriers (0.1%)
   2,334            FedEx Corp.* ..........................        95,531
                                                              -----------
                    Airlines (0.3%)
   1,939            AMR Corp.* ............................        64,472
   1,526            Delta Air Lines, Inc. .................        64,275
   8,265            Southwest Airlines Co. ................       153,729
                                                              -----------
                                                                  282,476
                                                              -----------
                    Alternative Power Generation (0.4%)
   5,302            AES Corp. (The)* ......................       286,149
   2,992            Calpine Corp.* ........................       133,114
                                                              -----------
                                                                  419,263
                                                              -----------
                    Aluminum (0.4%)
   3,417            Alcan Aluminium, Ltd. (Canada) ........       126,053
   9,826            Alcoa, Inc. ...........................       351,378
                                                              -----------
                                                                  477,431
                                                              -----------
                    Apparel/Footwear (0.2%)
     623            Liz Claiborne, Inc. ...................        30,340
   3,561            Nike, Inc. (Class B) ..................       139,057
   1,056            VF Corp. ..............................        38,111
                                                              -----------
                                                                  207,508
                                                              -----------
                    Apparel/Footwear Retail (0.3%)
   6,804            Gap, Inc. (The) .......................       185,341
   5,079            Limited, Inc. (The) ...................        89,644
   2,932            TJX Companies, Inc. (The) .............        89,661
                                                              -----------
                                                                  364,646
                                                              -----------

    NUMBER OF
      SHARES                                                     VALUE
-----------------                                             -----------
                    Auto Parts: O.E.M. (0.3%)
   7,969            Delphi Automotive Systems Corp.           $   111,805
     829            Eaton Corp. ...........................        58,983
     917            Johnson Controls, Inc. ................        60,962
   1,623            TRW Inc. ..............................        63,362
   1,182            Visteon Corp. .........................        17,021
                                                              -----------
                                                                  312,133
                                                              -----------
                    Beverages: Alcoholic (0.5%)
  10,431            Anheuser-Busch Companies, Inc. ........       455,835
     494            Brown-Forman Corp. (Class B) ..........        31,369
     398            Coors (Adolph) Co. (Class B) ..........        26,646
                                                              -----------
                                                                  513,850
                                                              -----------
                    Beverages: Non-Alcoholic (1.6%)
  19,574            Coca-Cola Co. .........................     1,038,009
   3,567            Coca-Cola Enterprises Inc. ............        80,971
  15,476            PepsiCo, Inc. .........................       713,134
                                                              -----------
                                                                1,832,114
                                                              -----------
                    Biotechnology (1.0%)
  12,673            Amgen Inc.* ...........................       913,248
   1,109            Biogen, Inc.* .........................        79,363
   2,480            MedImmune, Inc.* ......................       108,345
                                                              -----------
                                                                1,100,956
                                                              -----------
                    Broadcasting (0.4%)
   6,586            Clear Channel Communications,
                      Inc.* ...............................       376,390
   3,350            Univision Communications, Inc.
                      (Class A)* ..........................       110,550
                                                              -----------
                                                                  486,940
                                                              -----------
                    Building Products (0.1%)
   5,507            Masco Corp. ...........................       128,699
                                                              -----------
                    Cable/Satellite TV (0.4%)
  10,296            Comcast Corp. (Class A Special)* ......       445,945
                                                              -----------
                    Casino/Gaming (0.0%)
   1,514            Harrah's Entertainment, Inc.* .........        46,964
                                                              -----------
                    Chemicals: Major Diversified (0.6%)
   4,875            Dow Chemical Co. (The) ................       159,949
   8,831            Du Pont (E.I.) de Nemours & Co.,
                      Inc. ................................       385,826
     742            Eastman Chemical Co. ..................        38,176
   1,477            Hercules Inc.* ........................        20,796
   1,765            Rohm & Haas Co. .......................        64,864
                                                              -----------
                                                                  669,611
                                                              -----------


                        SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER S&P 500 SELECT FUND
PORTFOLIO OF INVESTMENTS February 28, 2001, continued


    NUMBER OF
      SHARES                                                       VALUE
-----------------                                               -----------
                    Chemicals: Specialty (0.2%)
    2,065           Air Products & Chemicals, Inc. ..........   $    83,736
      903           Engelhard Corp. .........................        21,609
      280           FMC Corp.* ..............................        21,493
    1,894           Praxair, Inc. ...........................        84,472
                                                                -----------
                                                                    211,310
                                                                -----------
                    Commercial Printing/Forms (0.0%)
    1,291           Deluxe Corp. ............................        31,436
                                                                -----------
                    Computer Communications (1.7%)
    2,336           Avaya Inc.* .............................        32,704
    1,436           Cabletron Systems, Inc.* ................        19,314
  78,717            Cisco Systems, Inc.* ....................     1,864,609
                                                                -----------
                                                                  1,916,627
                                                                -----------
                    Computer Peripherals (1.2%)
  25,032            EMC Corp.* ..............................       995,272
   1,006            Lexmark International, Inc. * ...........        52,312
     921            McData Corp. (Class A)* .................        16,469
   3,605            Network Appliance, Inc.* ................       107,249
   1,022            QLogic Corp.* ...........................        38,197
   1,670            Symbol Technologies, Inc. ...............        77,404
                                                                -----------
                                                                  1,286,903
                                                                -----------
                    Computer Processing
                      Hardware (3.3%)
  15,494            Compaq Computer Corp. ...................       312,979
  27,764            Dell Computer Corp.* ....................       607,337
   3,480            Gateway, Inc.* ..........................        59,856
  18,104            Hewlett-Packard Co. .....................       522,300
  14,038            International Business Machines
                      Corp. .................................     1,402,396
     996            NCR Corp.* ..............................        43,824
   6,529            Palm, Inc.* .............................       113,441
  29,011            Sun Microsystems, Inc.* .................       576,594
                                                                -----------
                                                                  3,638,727
                                                                -----------
                    Construction Materials (0.0%)
     700            Vulcan Materials Co. ....................        29,631
                                                                -----------
                    Consumer Sundries (0.0%)
     425            American Greetings Corp. (Class A) ......         5,550
                                                                -----------
                    Containers/Packaging (0.1%)
     851            Ball Corp. ..............................        35,231
     434            Bemis Company, Inc. .....................        14,765
     895            Pactiv Corp.* ...........................        12,038
     779            Sealed Air Corp.* .......................        30,498
     649            Temple-Inland, Inc. .....................        30,886
                                                                -----------
                                                                    123,418
                                                                -----------

    NUMBER OF
      SHARES                                                       VALUE
-----------------                                               -----------
                    Contract Drilling (0.3%)
   1,636            Nabors Industries, Inc.* ................   $    92,761
   1,501            Noble Drilling Corp.* ...................        69,872
   1,117            Rowan Companies, Inc.* ..................        31,890
   2,406            Transocean Sedco Forex Inc. .............       115,801
                                                                -----------
                                                                    310,324
                                                                -----------
                    Data Processing Services (0.7%)
   4,948            Automatic Data Processing, Inc. .........       291,932
   1,728            Ceridian Corp.* .........................        34,957
   4,662            First Data Corp. ........................       287,925
   2,884            Paychex, Inc. ...........................       115,180
                                                                -----------
                                                                    729,994
                                                                -----------
                    Department Stores (0.4%)
   1,786            Federated Department Stores, Inc.* ......        86,353
   4,384            Kohl's Corp.* ...........................       288,949
   2,927            May Department Stores Co. ...............       115,880
                                                                -----------
                                                                    491,182
                                                                -----------
                    Discount Stores (2.2%)
     817            Consolidated Stores Corp.* ..............        12,672
   3,522            Dollar General Corp. ....................        65,509
  10,606            Target Corp. ............................       413,634
  39,705            Wal-Mart Stores, Inc. ...................     1,988,823
                                                                -----------
                                                                  2,480,638
                                                                -----------
                    Drugstore Chains (0.6%)
   4,475            CVS Corp. ...............................       272,975
   8,048            Walgreen Co. ............................       356,687
                                                                -----------
                                                                    629,662
                                                                -----------
                    Electric Utilities (2.0%)
   1,595            Allegheny Energy, Inc. ..................        75,683
   1,555            CMS Energy Corp. ........................        45,950
   1,999            Constellation Energy Group, Inc. ........        85,357
   3,254            Dominion Resources, Inc. ................       213,332
   1,467            DTE Energy Co. ..........................        53,267
   8,678            Duke Energy Corp. .......................       353,628
   3,614            Edison International ....................        53,849
   3,257            Entergy Corp. ...........................       126,469
   4,773            Exelon Corp. ............................       312,011
   3,436            PG & E Corp.* ...........................        47,967
     943            Pinnacle West Capital Corp. .............        43,802
   1,814            PPL Corp. ...............................        82,882
   2,396            Public Service Enterprise Group, Inc.           107,365
   3,348            Reliant Energy, Inc. ....................       140,649
   7,043            Southern Co. (The) ......................       217,981
   2,988            TXU Corp. ...............................       123,225
   3,726            Xcel Energy, Inc. .......................       105,073
                                                                -----------
                                                                  2,188,490
                                                                -----------

                        SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER S&P 500 SELECT FUND
PORTFOLIO OF INVESTMENTS February 28, 2001, continued


    NUMBER OF
      SHARES                                                        VALUE
-----------------                                                -----------
                    Electrical Products (0.4%)
    794             Cooper Industries, Inc. ..................   $    34,142
  4,944             Emerson Electric Co. .....................       330,754
  2,190             Molex Inc. ...............................        79,524
    462             National Service Industries, Inc. ........        11,167
    793             Power-One, Inc.* .........................        14,076
                                                                 -----------
                                                                     469,663
                                                                 -----------
                    Electronic Components (0.3%)
  2,502             Jabil Circuit, Inc.* .....................        56,245
  3,439             Sanmina Corp.* ...........................       102,525
  6,934             Solectron Corp.* .........................       188,951
                                                                 -----------
                                                                     347,721
                                                                 -----------
                    Electronic Equipment/
                      Instruments (0.6%)
  5,239             Agilent Technologies, Inc.* ..............       188,604
15,583              JDS Uniphase Corp.* ......................       416,845
   597              PerkinElmer, Inc. ........................        43,712
 1,174              Tektronix, Inc.* .........................        28,986
                                                                 -----------
                                                                     678,147
                                                                 -----------
                    Electronic Production
                      Equipment (0.3%)
 5,992              Applied Materials, Inc.* .................       253,162
 1,438              KLA-Tencor Corp.* ........................        51,408
   759              Novellus Systems, Inc.* ..................        29,316
                                                                 -----------
                                                                     333,886
                                                                 -----------
                    Electronics/Appliance Stores (0.2%)
 2,584              Best Buy Co., Inc.* ......................       105,841
 2,379              RadioShack Corp. .........................       101,821
                                                                 -----------
                                                                     207,662
                                                                 -----------
                    Electronics/Appliances (0.0%)
   547              Whirlpool Corp. ..........................        28,920
                                                                 -----------
                    Engineering & Construction (0.0%)
   520              Flour Corp.* .............................        19,822
                                                                 -----------
                    Environmental Services (0.1%)
 1,017              Allied Waste Industries, Inc.* ...........        16,425
 4,797              Waste Management, Inc. ...................       121,700
                                                                 -----------
                                                                     138,125
                                                                 -----------
                    Finance/Rental/Leasing (2.3%)
 2,321              Capital One Financial Corp. ..............       128,235
 2,245              CIT Group, Inc. (The) (Series A) .........        51,859
   680              Countrywide Credit Industries, Inc. ......        30,076
12,818              Fannie Mae ...............................     1,021,595
 8,802              Freddie Mac ..............................       579,612
 4,059              Household International, Inc. ............       235,097
 9,034              MBNA Corp. ...............................       297,038
 3,369              Providian Financial Corp. ................       168,484


    NUMBER OF
      SHARES                                                       VALUE
-----------------                                                -----------
   507              Ryder System, Inc. .......................   $    10,404
 1,458              USA Education Inc. .......................       105,749
                                                                 -----------
                                                                   2,628,149
                                                                 -----------
                    Financial Conglomerates (4.2%)
12,164              American Express Co. .....................       533,756
62,245              Citigroup, Inc. ..........................     3,061,209
22,976              J.P. Morgan Chase & Co. ..................     1,072,060
                                                                 -----------
                                                                   4,667,025
                                                                 -----------
                    Financial Publishing/Services (0.2%)
 1,657              Equifax, Inc. ............................        50,224
 2,721              McGraw-Hill Companies, Inc.
                      (The) ..................................       160,430
 1,995              Moody's Corp. ............................        53,785
                                                                 -----------
                                                                     264,439
                                                                 -----------
                    Food Distributors (0.1%)
   878              Supervalu, Inc. ..........................        12,318
 5,434              SYSCO Corp. ..............................       148,131
                                                                 -----------
                                                                     160,449
                                                                 -----------
                    Food Retail (0.6%)
10,551              Kroger Co.* ..............................       255,756
 6,695              Safeway Inc.* ............................       363,605
                                                                 -----------
                                                                     619,361
                                                                 -----------
                    Food: Major Diversified (1.0%)
 4,404              General Mills, Inc. ......................       197,519
 3,689              Heinz (H.J.) Co. .........................       157,078
 3,847              Quaker Oats Company (The) ................       375,159
 4,514              Ralston-Ralston Purina Group .............       140,747
10,568              Sara Lee Corp. ...........................       229,220
                                                                 -----------
                                                                   1,099,723
                                                                 -----------
                    Food: Meat/Fish/Dairy (0.1%)
 6,145              ConAgra, Inc. ............................       120,934
                                                                 -----------
                    Food: Specialty/Candy (0.2%)
 1,427              Hershey Foods Corp. ......................        91,456
 1,321              Wrigley (Wm.) Jr. Co. ....................       123,012
                                                                 -----------
                                                                     214,468
                                                                 -----------
                    Forest Products (0.1%)
 2,092              Weyerhaeuser Co. .........................       112,424
                                                                 -----------
                    Gas Distributors (0.1%)
 1,148              KeySpan Corp. ............................        44,715
   275              Nicor Inc. ...............................        10,175
 1,729              NiSource Inc. ............................        49,501
   314              ONEOK, Inc. ..............................        13,800
   372              Peoples Energy Corp. .....................        14,564
 1,418              Sempra Energy ............................        31,692
                                                                 -----------
                                                                     164,447
                                                                 -----------


                        SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER S&P 500 SELECT FUND
PORTFOLIO OF INVESTMENTS February 28, 2001, continued


    NUMBER OF
      SHARES                                                           VALUE
-----------------                                                   -----------
                    Home Building (0.0%)
     698            Centex Corp. ................................   $    28,730
     405            KB HOME .....................................        11,320
     315            Pulte Corp. .................................        10,820
                                                                    -----------
                                                                         50,870
                                                                    -----------
                    Home Furnishings (0.1%)
   3,356            Leggett & Platt, Inc. .......................        64,905
                                                                    -----------
                    Home Improvement Chains (0.9%)
  18,138            Lowe's Companies, Inc. ......................     1,013,551
                                                                    -----------
                    Hospital/Nursing
                      Management (0.4%)
   6,483            HCA-The Healthcare Corp. ....................       256,727
   3,598            Tenet Healthcare Corp.* .....................       165,976
                                                                    -----------
                                                                         422,703
                                                                    -----------
                    Hotels/Resorts/Cruiselines (0.4%)
   7,337            Carnival Corp. ..............................       244,616
   2,560            Marriott International, Inc. (Class A) ......       109,261
   2,455            Starwood Hotels & Resorts
                      Worldwide, Inc. ...........................        85,679
                                                                    -----------
                                                                        439,556
                                                                    -----------
                    Household/Personal Care (1.7%)
     560            Alberto-Culver Co. (Class B) ................        22,434
   2,816            Avon Products, Inc. .........................       119,567
   1,238            Clorox Co. ..................................        44,518
   4,019            Colgate-Palmolive Co. .......................       237,322
   8,249            Gillette Co. ................................       268,175
     825            International Flavors &
                      Fragrances, Inc. ..........................        16,673
   6,439            Kimberly-Clark Corp. ........................       460,388
  10,708            Procter & Gamble Co. (The) ..................       754,914
                                                                    -----------
                                                                      1,923,991
                                                                    -----------
                    Industrial Conglomerates (6.7%)
115,446             General Electric Co.** ......................     5,368,239
  6,343             Honeywell International, Inc. ...............       296,282
    920             ITT Industries, Inc. ........................        37,306
  3,138             Minnesota Mining &
                      Manufacturing Co. .........................       353,810
 19,340             Tyco International Ltd. (Bermuda)                 1,056,931
  5,377             United Technologies Corp. ...................       418,922
                                                                    -----------
                                                                      7,531,490
                                                                    -----------
                    Industrial Machinery (0.3%)
  3,166             Illinois Tool Works Inc. ....................       191,701
  1,398             Ingersoll-Rand Co. ..........................        60,603
  1,442             Parker-Hannifin Corp. .......................        62,049
                                                                    -----------
                                                                        314,353
                                                                    -----------



    NUMBER OF
      SHARES                                                           VALUE
-----------------                                                   -----------
                    Industrial Specialties (0.3%)
  1,433             Ecolab, Inc. ................................   $    60,114
    428             Millipore Corp. .............................        22,470
  1,311             PPG Industries, Inc. ........................        66,992
  7,947             Sherwin-Williams Co. ........................       199,470
                                                                    -----------
                                                                        349,046
                                                                    -----------
                    Information Technology
                      Services (0.5%)
  1,720             Computer Sciences Corp.* ....................       102,701
  4,127             Electronic Data Systems Corp. ...............       263,426
  2,946             PeopleSoft, Inc.* ...........................        95,009
  1,164             Sapient Corp.* ..............................        14,987
  2,646             Unisys Corp.* ...............................        43,341
                                                                    -----------
                                                                        519,464
                                                                    -----------
                    Insurance Brokers/Services (0.3%)
  3,611             Marsh & McLennan Companies,
                      Inc. ......................................       386,377
                                                                    -----------
                    Integrated Oil (4.0%)
    744             Amerada Hess Corp. ..........................        53,568
  6,931             Chevron Corp. ...............................       593,709
  5,041             Conoco, Inc. (Class B) ......................       145,181
 27,558             Exxon Mobil Corp. ...........................     2,233,576
  1,987             Phillips Petroleum Co. ......................       105,927
 16,926             Royal Dutch Petroleum Co. (ADR)
                      (Netherlands) .............................       987,294
  5,766             Texaco, Inc. ................................       369,601
                                                                    -----------
                                                                      4,488,856
                                                                    -----------
                    Internet Software/Services (0.2%)
  3,113             BroadVision, Inc.* ..........................        22,569
  4,903             Siebel Systems, Inc.* .......................       187,540
  2,252             Yahoo! Inc.* ................................        53,626
                                                                    -----------
                                                                        263,735
                                                                    -----------
                    Investment Banks/Brokers (1.0%)
    955             Bear Stearns Companies, Inc.
                      (The) .....................................        49,832
  3,080             Lehman Brothers Holdings, Inc. ..............       211,442
 10,269             Merrill Lynch & Co., Inc. ...................       615,113
 13,592             Schwab (Charles) Corp. ......................       284,073
                                                                    -----------
                                                                      1,160,460
                                                                    -----------
                    Investment Managers (0.1%)
  2,940             Stilwell Financial, Inc. ....................        93,786
  1,205             T. Rowe Price Group Inc. ....................        43,003
                                                                    -----------
                                                                        136,789
                                                                    -----------
                    Life/Health Insurance (0.6%)
  2,177             AFLAC, Inc. .................................       130,968
  3,042             American General Corp. ......................       231,922


                        SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER S&P 500 SELECT FUND
PORTFOLIO OF INVESTMENTS February 28, 2001, continued


    NUMBER OF
      SHARES                                                      VALUE
-----------------                                               -----------
   912              Jefferson-Pilot Corp. ...................   $    61,569
 1,535              Lincoln National Corp. ..................        67,340
 3,020              MetLife, Inc. ...........................        93,167
   801              Torchmark Corp. .........................        27,859
 1,857              UnumProvident Corp. .....................        48,598
                                                                -----------
                                                                    661,423
                                                                -----------
                    Major Banks (4.0%)
 7,945              Bank of America Corp. ...................       396,853
10,149              Bank of New York Co., Inc. ..............       525,515
11,798              Bank One Corp. ..........................       416,115
 4,207              BB&T Corp. ..............................       151,999
 1,785              Comerica, Inc. ..........................       113,615
12,489              FleetBoston Financial Corp. .............       515,171
 6,866              Mellon Financial Corp. ..................       317,964
 3,831              PNC Financial Services Group, Inc. ......       266,255
 1,709              SouthTrust Corp. ........................        72,312
 3,127              SunTrust Banks, Inc. ....................       205,538
19,780              U.S. Bancorp ............................       458,893
21,261              Wells Fargo & Co. .......................     1,055,396
                                                                -----------
                                                                  4,495,626
                                                                -----------
                    Major Telecommunications (4.3%)
 3,622              ALLTEL Corp. ............................       194,501
14,725              BellSouth Corp. .........................       617,861
38,911              SBC Communications, Inc. ................     1,856,055
27,850              Sprint Corp. (FON Group) ................       622,726
30,457              Verizon Communications Inc. .............     1,507,622
                                                                -----------
                                                                  4,798,765
                                                                -----------
                    Managed Health Care (0.5%)
 1,872              CIGNA Corp. .............................       205,302
 4,991              UnitedHealth Group Inc. .................       295,617
 1,013              Wellpoint Health Networks, Inc.* ........       100,135
                                                                -----------
                                                                    601,054
                                                                -----------
                    Media Conglomerates (3.5%)
51,480              AOL Time Warner Inc.* ...................     2,266,664
25,417              Disney (Walt) Co. (The) .................       786,656
17,191              Viacom, Inc. (Class B)
                      (Non-Voting)* .........................       854,393
                                                                -----------
                                                                  3,907,713
                                                                -----------
                    Medical Distributors (0.4%)
 3,252              Cardinal Health, Inc. ...................       330,078
 3,212              McKesson HBOC, Inc. .....................        93,405
                                                                -----------
                                                                    423,483
                                                                -----------
                    Medical Specialties (1.8%)
 2,772              ALZA Corp. * ............................       109,633
 2,609              Applera Corp. - Applied
                      Biosystems Group ......................       180,282



    NUMBER OF
      SHARES                                                       VALUE
-----------------                                               -----------
   414              Bard (C.R.), Inc. .......................   $    18,369
 3,678              Baxter International, Inc. ..............       338,707
 1,978              Biomet, Inc. ............................        76,771
 3,717              Guidant Corp.* ..........................       189,455
17,437              Medtronic, Inc. .........................       892,426
 1,133              Pall Corp. ..............................        25,912
 1,004              St. Jude Medical, Inc.* .................        56,344
 2,190              Stryker Corp. ...........................       122,969
                                                                -----------
                                                                  2,010,868
                                                                -----------
                    Miscellaneous Commercial
                      Services (0.1%)
 1,850              Convergys Corp.* ........................        78,366
 1,676              Sabre Holdings Corp.* ...................        72,269
                                                                -----------
                                                                    150,635
                                                                -----------
                    Miscellaneous Manufacturing (0.2%)
   312              Crane Co. ...............................         8,315
 1,729              Danaher Corp. ...........................       109,688
 1,667              Dover Corp. .............................        63,946
 1,369              Thermo Electron Corp.* ..................        38,195
                                                                -----------
                                                                    220,144
                                                                -----------
                    Motor Vehicles (0.7%)
20,660              Ford Motor Co. ..........................       574,555
 4,670              Harley-Davidson, Inc. ...................       202,445
                                                                -----------
                                                                    777,000
                                                                -----------
                    Multi-Line Insurance (2.2%)
26,661              American International Group, Inc.            2,180,870
 2,660              Hartford Financial Services
                      Group, Inc. (The) .....................       169,841
   845              Loews Corp. .............................        91,826
                                                                -----------
                                                                  2,442,537
                                                                -----------
                        Office Equipment/Supplies (0.1%)
 1,484              Avery Dennison Corp. ....................        78,652
 2,066              Pitney Bowes, Inc. ......................        70,347
                                                                -----------
                                                                    148,999
                                                                -----------
                    Oil & Gas Pipelines (1.2%)
 3,476              Dynegy, Inc. (Class A) ..................       163,372
 5,581              El Paso Energy Corp. ....................       392,344
 8,560              Enron Corp. .............................       586,360
 5,307              Williams Companies, Inc. (The) ..........       221,302
                                                                -----------
                                                                  1,363,378
                                                                -----------
                    Oil & Gas Production (0.8%)
 2,605              Anardarko Petroleum Corp. ...............       162,813
 1,293              Apache Corp. ............................        75,899
 2,183              Burlington Resources, Inc. ..............        98,104
 1,382              Devon Energy Corp. ......................        78,774
 1,426              EOG Resources, Inc. .....................        62,174



                        SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER S&P 500 SELECT FUND
PORTFOLIO OF INVESTMENTS February 28, 2001, continued


    NUMBER OF
      SHARES                                                      VALUE
-----------------                                               -----------
    1,110           Kerr-McGee Corp. ........................   $    71,750
  10,952            Occidental Petroleum Corp. ..............       262,738
   2,047            Unocal Corp. ............................        72,177
                                                                -----------
                                                                    884,429
                                                                -----------
                    Oil Refining/Marketing (0.2%)
     574            Ashland, Inc. ...........................        22,277
     892            Sunoco, Inc. ............................        29,650
   1,477            Tosco Corp. .............................        59,154
   2,790            USX-Marathon Group ......................        77,060
                                                                -----------
                                                                    188,141
                                                                -----------
                    Oilfield Services/Equipment (0.6%)
   3,901            Baker Hughes Inc. .......................       152,919
   4,989            Halliburton Co. .........................       198,662
   4,525            Schlumberger Ltd. .......................       288,469
                                                                -----------
                                                                    640,050
                                                                -----------
                    Other Consumer Services (0.1%)
     822            Block (H.&R.), Inc. .....................        40,525
   7,594            Cendant Corp.* ..........................        99,330
                                                                -----------
                                                                    139,855
                                                                -----------
                    Other Consumer Specialties (0.1%)
   3,557            Fortune Brands, Inc. ....................       120,155
                                                                -----------
                    Other Metals/Minerals (0.1%)
   1,768            Inco Ltd. (Canada)* .....................        31,630
     539            Phelps Dodge Corp. ......................        24,794
                                                                -----------
                                                                     56,424
                                                                -----------
                    Packaged Software (4.7%)
   2,763            Adobe Systems, Inc. .....................        80,300
     420            Autodesk, Inc. ..........................        16,013
   2,515            Intuit Inc.* ............................       103,429
     958            Mercury Interactive Corp.* ..............        60,294
  57,717            Microsoft Corp.* ........................     3,405,303
  61,796            Oracle Corp.* ...........................     1,174,124
   2,514            Parametric Technology Corp.* ............        33,468
   5,590            Veritas Software Corp.* .................       363,001
                                                                -----------
                                                                  5,235,932
                                                                -----------
                    Pharmaceuticals: Generic
                      Drugs (0.1%)
   1,211            Watson Pharmaceuticals, Inc.* ...........        67,211
                                                                -----------
                    Pharmaceuticals: Major (9.1%)
  17,785            Abbott Laboratories .....................       871,287
  10,233            American Home Products Corp. ............       632,092
  17,225            Bristol-Myers Squibb Co. ................     1,092,237
  11,040            Johnson & Johnson .......................     1,074,523
   8,901            Lilly (Eli) & Co. .......................       707,273
  18,181            Merck & Co., Inc. .......................     1,458,116
  70,426            Pfizer, Inc. ............................     3,169,170


    NUMBER OF
      SHARES                                                       VALUE
-----------------                                               -----------
  13,793            Pharmacia Corp. .........................   $   713,098
  11,617            Schering-Plough Corp. ...................       467,584
                                                                -----------
                                                                 10,185,380
                                                                -----------
                    Pharmaceuticals: Other (0.3%)
   1,434            Allergan, Inc. ..........................       124,686
   2,204            Forest Laboratories, Inc.* ..............       153,244
   1,915            King Pharmaceuticals, Inc.* .............        87,899
                                                                -----------
                                                                    365,829
                                                                -----------
                    Precious Metals (0.1%)
   4,648            Barrick Gold Corp. (Canada) .............        75,298
   1,266            Freeport-McMoRan Copper &
                    Gold, Inc. (Class B)* ...................        17,787
   2,185            Newmont Mining Corp. ....................        36,817
   2,747            Placer Dome Inc. (Canada) ...............        25,739
                                                                -----------
                                                                    155,641
                                                                -----------
                    Property - Casualty Insurers (0.6%)
   8,539            Allstate Corp. (The) ....................       340,365
   1,397            Chubb Corp. (The) .......................       100,235
   1,321            Cincinnati Financial Corp. ..............        48,629
     556            Progressive Corp. .......................        55,044
   2,562            St. Paul Companies, Inc. ................       118,595
                                                                -----------
                                                                    662,868
                                                                -----------
                    Publishing: Books/Magazines (0.0%)
     289            Meredith Corp. ..........................        10,387
                                                                -----------
                    Publishing: Newspapers (0.4%)
     556            Dow Jones & Co., Inc. ...................        34,250
   2,821            Gannett Co., Inc. .......................       186,581
     620            Knight-Ridder, Inc. .....................        37,045
   1,953            New York Times Co. (The) (Class A) ......        86,323
   2,363            Tribune Co. .............................        95,938
                                                                -----------
                                                                    440,137
                                                                -----------
                    Pulp & Paper (0.3%)
     383            Boise Cascade Corp. .....................        12,287
   1,695            Georgia-Pacific Corp. ...................        50,867
   5,653            International Paper Co. .................       212,892
     693            Mead Corp. ..............................        18,981
     827            Westvaco Corp. ..........................        21,676
   1,183            Willamette Industries, Inc. .............        54,986
                                                                -----------
                                                                    371,689
                                                                -----------
                    Railroads (0.3%)
   3,362            Burlington Northern Santa Fe
                      Corp. .................................       100,894
   2,181            CSX Corp. ...............................        72,933
   2,057            Union Pacific Corp. .....................       113,012
                                                                -----------
                                                                    286,839
                                                                -----------

                        SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER S&P 500 SELECT FUND
PORTFOLIO OF INVESTMENTS February 28, 2001, continued

    NUMBER OF
      SHARES                                                     VALUE
-----------------                                             -----------
                    Recreational Products (0.0%)
   723              Brunswick Corp. .......................   $    15,393
                                                              -----------
                    Regional Banks (0.3%)
 4,666              Fifth Third Bancorp ...................       251,089
 1,261              Union Planters Corp. ..................        47,994
                                                              -----------
                                                                  299,083
                                                              -----------
                    Restaurants (0.5%)
   794              Darden Restaurants, Inc. ..............        17,254
15,197              McDonald's Corp. ......................       446,792
 1,484              Starbucks Corp.* ......................        70,676
 1,017              Tricon Global Restaurants, Inc.* ......        39,155
 1,192              Wendy's International, Inc. ...........        29,502
                                                              -----------
                                                                  603,379
                                                              -----------
                    Savings Banks (0.4%)
 1,754              Charter One Financial, Inc. ...........        50,094
 1,307              Golden West Financial Corp. ...........        71,689
 6,362              Washington Mutual, Inc. ...............       326,816
                                                              -----------
                                                                  448,599
                                                              -----------
                    Semiconductors (3.1%)
 2,528              Advanced Micro Devices, Inc.* .........        54,352
 3,400              Altera Corp.* .........................        78,625
 4,131              Analog Devices, Inc.* .................       154,086
 2,361              Broadcom Corp. (Class A)* .............       116,279
 2,239              Conexant Systems, Inc.* ...............        27,428
72,095              Intel Corp. ...........................     2,059,213
 3,302              Linear Technology Corp. ...............       130,842
 2,528              LSI Logic Corp.* ......................        40,726
 2,449              Maxim Integrated Products, Inc.*              112,960
 3,808              Micron Technology, Inc.* ..............       130,310
13,740              Texas Instruments, Inc. ...............       406,017
 1,994              Vitesse Semiconductor Corp.* ..........        78,638
 2,939              Xilinx, Inc.* .........................       114,254
                                                              -----------
                                                                3,503,730
                                                              -----------
                    Services to the Health
                      Industry (0.2%)
 5,726              Healthsouth Corp.* ....................        91,158
 3,618              IMS Health Inc. .......................        97,324
                                                              -----------
                                                                  188,482
                                                              -----------
                    Specialty Insurance (0.2%)
 1,352              Ambac Financial Group, Inc. ...........        76,253
 1,126              MBIA, Inc. ............................        85,553
   895              MGIC Investment Corp. .................        51,865
                                                              -----------
                                                                  213,671
                                                              -----------
                    Specialty Stores (0.2%)
 1,462              AutoZone, Inc.* .......................        36,930
 3,344              Bed Bath & Beyond Inc.* ...............        82,346



    NUMBER OF
      SHARES                                                      VALUE
-----------------                                             -----------
 6,117              Staples, Inc.* ........................   $    90,990
 1,504              Tiffany & Co. .........................        46,789
                                                              -----------
                                                                  257,055
                                                              -----------
                    Specialty Telecommunications (1.2%)
 1,544              CenturyTel, Inc. ......................        44,498
31,129              Global Crossing Ltd. (Bermuda)* .......       505,224
21,709              Qwest Communications
                      International, Inc.* ................       802,582
                                                              -----------
                                                                1,352,304
                                                              -----------
                    Steel (0.1%)
   473              Allegheny Technologies Inc. ...........         8,382
   832              Nucor Corp. ...........................        36,774
   931              USX-U.S. Steel Group ..................        14,188
 1,014              Worthington Industries, Inc. ..........         9,988
                                                              -----------
                                                                   69,332
                                                              -----------
                    Telecommunication
                      Equipment (2.1%)
10,420              ADC Telecommunications, Inc.* .........       115,923
 1,329              Andrew Corp.* .........................        19,935
 2,244              Comverse Technology, Inc.* ............       168,160
12,147              Corning Inc. ..........................       329,184
42,101              Nortel Networks Corp. (Canada) ........       778,447
10,624              QUALCOMM Inc.* ........................       582,328
 2,275              Scientific-Atlanta, Inc. ..............       106,698
 5,665              Tellabs, Inc.* ........................       246,782
                                                              -----------
                                                                2,347,457
                                                              -----------
                    Tobacco (0.8%)
18,713              Philip Morris Companies, Inc. .........       901,592
                                                              -----------
                    Tools/Hardware (0.1%)
   657              Black & Decker Corp. ..................        27,272
   638              Snap-On, Inc. .........................        18,055
   733              Stanley Works .........................        25,508
                                                              -----------
                                                                   70,835
                                                              -----------
                    Trucks/Construction/Farm
                      Machinery (0.2%)
 2,958              Caterpillar, Inc. .....................       123,053
 1,744              Cummins Engine Co., Inc. ..............        64,441
 1,925              Deere & Co. ...........................        78,348
                                                              -----------
                                                                  265,842
                                                              -----------
                    Wireless Communications (0.4%)
 8,877              Nextel Communications, Inc.
                      (Class A)* ..........................       213,603
10,633              Sprint Corp. (PCS Group)* .............       267,739
                                                              -----------
                                                                  481,342
                                                              -----------
                    TOTAL COMMON STOCKS AND WARRANTS
                    (Cost $95,910,042) ....................   107,209,875
                                                              -----------

                        SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER S&P 500 SELECT FUND
PORTFOLIO OF INVESTMENTS February 28, 2001, continued


 PRINCIPAL
 AMOUNT IN
 THOUSANDS                        VALUE
-----------   ----------------------------------------------
              SHORT-TERM INVESTMENT (4.2%)
              REPURCHASE AGREEMENT
$  4,705      Joint repurchase agreement
              account 5.46% due 03/01/01
              (dated 02/28/01; proceeds
              $4,705,714) (a)
              (Cost $4,705,000) ..........   $  4,705,000
                                             ------------

TOTAL INVESTMENTS
(Cost $100,615,042)(b) .........    99.9%     111,914,875
OTHER ASSETS IN EXCESS OF
LIABILITIES ....................     0.1           71,936
                                   -----     ------------
NET ASSETS .....................   100.0%    $111,986,811
                                   =====     ============

--------------------------------

ADR  American Depository Receipt.
*    Non-income producing security.
** A portion of this security is segregated in connection with open futures contracts.
(a)  Collateralized by Federal Agency and U.S. Treasury obligations.
(b) The aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross unrealized appreciation is $18,574,536 and the aggregate gross unrealized depreciation is $7,274,703, resulting in net unrealized appreciation of $11,299,833.

FUTURES CONTRACTS OPEN AT FEBRUARY 28, 2001:

                                    UNDERLYING
                 DESCRIPTION,          FACE
 NUMBER OF     DELIVERY MONTH,        AMOUNT        UNREALIZED
 CONTRACTS        AND YEAR           AT VALUE          LOSS
-----------   -----------------   -------------   --------------
     15        S&P 500 Index        $4,657,500      $(399,135)
                March/2001                          =========



                        SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER S&P 500 SELECT FUND
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
February 28, 2001

ASSETS:
Investments in securities, at value
   (cost $100,615,042)..........................    $111,914,875
Receivable for:
     Shares of beneficial interest sold ........         188,907
     Dividends .................................         123,308
Prepaid expenses and other assets ..............          46,991
                                                    ------------
    TOTAL ASSETS ...............................     112,274,081
                                                    ------------
LIABILITIES:
Payable for :
  Plan of distribution fee .....................          83,325
  Variation margin on futures contracts ........          82,875
  Investment management fee ....................          54,850
  Shares of beneficial interest repurchased.....          25,259
Accrued expenses and other payables ............          40,961
                                                    ------------
    TOTAL LIABILITIES ..........................         287,270
                                                    ------------
    NET ASSETS .................................    $111,986,811
                                                    ============
COMPOSITION OF NET ASSETS:
Paid-in-capital ................................    $106,452,080
Net unrealized appreciation ....................      10,900,698
Accumulated net realized loss ..................      (5,365,967)
                                                    ------------
    NET ASSETS .................................    $111,986,811
                                                    ============
CLASS A SHARES:
Net Assets .....................................      $6,114,994
Shares Outstanding (unlimited authorized, $.01
   par value) ..................................         526,489
    NET ASSET VALUE PER SHARE ..................          $11.61
                                                          ======
    MAXIMUM OFFERING PRICE PER SHARE,
     (net asset value plus 5.54% of net asset
        value) .................................          $12.25
                                                          ======
CLASS B SHARES:
Net Assets .....................................     $92,711,671
Shares Outstanding (unlimited authorized, $.01
   par value) ..................................       8,119,726
    NET ASSET VALUE PER SHARE ..................          $11.42
                                                          ======
CLASS C SHARES:
Net Assets .....................................      $7,733,627
Shares Outstanding (unlimited authorized, $.01
   par value) ..................................         676,312
  NET ASSET VALUE PER SHARE ....................          $11.43
                                                          ======
CLASS D SHARES:
Net Assets .....................................      $5,426,519
Shares Outstanding (unlimited authorized, $.01
   par value) ..................................         464,815
  NET ASSET VALUE PER SHARE ....................          $11.67
                                                          ======

STATEMENT OF OPERATIONS
For the year ended February 28, 2001

NET INVESTMENT LOSS:
INCOME
Dividends (net of $5,512 foreign withholding
   tax) ...........................................   $  1,235,116
Interest ..........................................        480,188
                                                      ------------
  TOTAL INCOME ....................................      1,715,304
                                                      ------------
EXPENSES
Plan of distribution fee (Class A shares) .........         12,341
Plan of distribution fee (Class B shares) .........      1,073,387
Plan of distribution fee (Class C shares) .........         73,518
Investment management fee .........................        742,059
Transfer agent fees and expenses ..................        147,767
Shareholder reports and notices ...................         72,430
Registration fees .................................         49,318
Professional fees .................................         47,683
Custodian fees ....................................         35,582
Trustees' fees and expenses .......................         11,067
Other .............................................         27,509
                                                      ------------
    TOTAL EXPENSES ................................      2,292,661
                                                      ------------
    NET INVESTMENT LOSS ...........................       (577,357)
                                                      ------------
NET REALIZED AND UNREALIZED LOSS:
Net realized loss on:
     Investments ..................................     (2,603,753)
     Futures contracts ............................     (1,286,720)
                                                      ------------
    NET LOSS ......................................     (3,890,473)
                                                      ------------
Net change in unrealized appreciation/depreciation on:
     Investments ..................................    (10,452,750)
     Futures contracts ............................       (186,893)
                                                      ------------
    NET DEPRECIATION ..............................    (10,639,643)
                                                      ------------
    NET LOSS ......................................    (14,530,116)
                                                      ------------
NET DECREASE ......................................   $(15,107,473)
                                                      ============



                        SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER S&P 500 SELECT FUND
FINANCIAL STATEMENTS, continued

STATEMENT OF CHANGES IN NET ASSETS

                                                                 FOR THE YEAR       FOR THE YEAR
                                                                    ENDED               ENDED
                                                              FEBRUARY 28, 2001   FEBRUARY 29, 2000
                                                             ------------------- ------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment loss ........................................    $    (577,357)      $   (714,457)
Net realized loss ..........................................       (3,890,473)        (1,590,815)
Net change in unrealized appreciation/depreciation .........      (10,639,643)        13,055,695
                                                                -------------       ------------
   NET INCREASE (DECREASE) .................................      (15,107,473)        10,750,423
                                                                -------------       ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM NET REALIZED GAIN:
Class A shares .............................................                -            (16,029)
Class B shares .............................................                -           (368,751)
Class C shares .............................................                -            (29,852)
Class D shares .............................................                -               (910)
                                                                -------------       ------------
   TOTAL DISTRIBUTIONS .....................................                -           (415,542)
                                                                -------------       ------------
Net increase from transactions in shares of
  beneficial interest ......................................        6,037,016         17,812,441
                                                                -------------       ------------
   NET INCREASE (DECREASE) .................................       (9,070,457)        28,147,322
NET ASSETS:
Beginning of period . ......................................      121,057,268         92,909,946
                                                                -------------       ------------
   END OF PERIOD ...........................................    $ 111,986,811       $121,057,268
                                                                =============       ============



                        SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER S&P 500 SELECT FUND
NOTES TO FINANCIAL STATEMENTS February 28, 2001

1. ORGANIZATION AND ACCOUNTING POLICIES

Morgan Stanley Dean Witter S&P 500 Select Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund's investment objective is to provide a total return (before expenses) that exceeds the total return of the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500 Index"). The Fund seeks to achieve its objective by investing, under normal circumstances, at least 80% of the value of its net assets in common stocks of selected companies included in the S&P 500 Index. The Fund was organized as a Massachusetts business trust on June 8, 1998 and commenced operations on September 28, 1998.

The Fund offers Class A shares, Class B shares, Class C shares and Class D shares. The four classes are substantially the same except that most Class A shares are subject to a sales charge imposed at the time of purchase and some Class A shares, and most Class B shares and Class C shares are subject to a contingent deferred sales charge imposed on shares redeemed within one year, six years and one year, respectively. Class D shares are not subject to a sales charge. Additionally, Class A shares, Class B shares and Class C shares incur distribution expenses.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS - (1) an equity portfolio security listed or traded on the New York or American Stock Exchange, NASDAQ, or other exchange is valued at its latest sale price prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees); (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price; (3) when market quotations are not readily available, including circumstances under which it is determined by the Investment Manager that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees; and
(4) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

MORGAN STANLEY DEAN WITTER S&P 500 SELECT FUND
NOTES TO FINANCIAL STATEMENTS February 28, 2001, continued

B. ACCOUNTING FOR INVESTMENTS - Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date. Discounts are accreted over the life of the respective securities. Interest income is accrued daily.

C. JOINT REPURCHASE AGREEMENT ACCOUNT - Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other affiliated entities managed by the Investment Manager, may transfer uninvested cash balances into one or more joint repurchase agreement accounts. These balances are invested in one or more repurchase agreements for cash, or U.S. Treasury or Federal Agency obligations.

D. MULTIPLE CLASS ALLOCATIONS - Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

E. FUTURES CONTRACTS - A futures contract is an agreement between two parties to buy and sell financial instruments at a set price on a future date. Upon entering into such a contract, the Fund is required to pledge to the broker cash, U.S. Government securities or other liquid portfolio securities equal to the minimum initial margin requirements of the applicable futures exchange. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract, which is known as variation margin. Such receipts or payments are recorded by the Fund as unrealized gains or losses. Upon closing of the contract, the Fund realizes a gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

F. FEDERAL INCOME TAX STATUS - It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

G. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - The Fund records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes, are reported as distributions of paid-in-capital.

MORGAN STANLEY DEAN WITTER S&P 500 SELECT FUND
NOTES TO FINANCIAL STATEMENTS February 28, 2001, continued

2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement, the Fund pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the annual rate of 0.60% to the net assets of the Fund determined as of the close of each business day.

3. PLAN OF DISTRIBUTION

Shares of the Fund are distributed by Morgan Stanley Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act. The Plan provides that the Fund will pay the Distributor a fee which is accrued daily and paid monthly at the following annual rates: (i) Class A - up to 0.25% of the average daily net assets of Class A; (ii) Class B - 1.0% of the average daily net assets of Class B; and (iii) Class C - up to 1.0% of the average daily net assets of Class C.

In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by the Distributor but not yet recovered may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that such excess amounts, totaled $5,235,012 at February 28, 2001.

In the case of Class A shares and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.0% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales credit to Morgan Stanley Dean Witter Financial Advisors or other selected broker-dealer representatives may be reimbursed in the subsequent calendar year. For the year ended February 28, 2001, the distribution fee was accrued for Class A shares and Class C shares at the annual rate of 0.24% and 0.88%, respectively.

The Distributor has informed the Fund that for the year ended February 28, 2001, it received contingent deferred sales charges from certain redemptions of the Fund's Class A shares, Class B shares and Class C shares of $305, $300,922 and $8,961, respectively and received $11,119 in front-end sales charges from sales of the Fund's Class A shares. The respective shareholders pay such charges which are not an expense of the Fund.

MORGAN STANLEY DEAN WITTER S&P 500 SELECT FUND
NOTES TO FINANCIAL STATEMENTS February 28, 2001, continued

4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended February 28, 2001 aggregated $73,964,661 and $70,203,381, respectively.

Morgan Stanley Dean Witter Trust FSB, an affiliate of the Investment Manager and Distributor, is the Fund's transfer agent.

5. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest were as follows:

                                                  FOR THE YEAR                    FOR THE YEAR
                                                     ENDED                            ENDED
                                               FEBRUARY 28, 2001                FEBRUARY 29, 2000
                                        -------------------------------- -------------------------------
                                             SHARES          AMOUNT            SHARES          AMOUNT
                                        --------------- ----------------  --------------- ---------------
CLASS A SHARES
Sold ..................................       241,053    $   3,071,236          195,682    $   2,483,357
Reinvestment of distributions .........             -                -            1,113           14,063
Redeemed ..............................       (73,604)        (996,582)        (115,113)      (1,473,680)
                                           ----------    -------------       ----------    -------------
Net increase - Class A ................       167,449        2,074,654           81,682        1,023,740
                                           ----------    -------------       ----------    -------------

CLASS B SHARES
Sold ..................................     1,972,226       26,235,756        3,616,854       45,961,205
Reinvestment of distributions .........             -                -           26,589          334,485
Redeemed ..............................    (2,027,325)     (26,725,092)      (2,525,828)     (32,424,065)
                                           ----------    -------------       ----------    -------------
Net increase (decrease) - Class B .....       (55,099)        (489,336)       1,117,615       13,871,625
                                           ----------    -------------       ----------    -------------

CLASS C SHARES
Sold ..................................       249,030        3,256,227          379,260        4,809,371
Reinvestment of distributions .........             -                -            2,318           29,166
Redeemed ..............................      (276,303)      (3,673,596)        (223,405)      (2,877,016)
                                           ----------    -------------       ----------    -------------
Net increase (decrease) - Class C .....       (27,273)        (417,369)         158,173        1,961,521
                                           ----------    -------------       ----------    -------------

CLASS D SHARES
Sold ..................................       422,856        5,477,213           76,694        1,032,652
Reinvestment of distributions .........             -                -               54              685
Redeemed ..............................       (45,853)        (608,146)          (6,132)         (77,782)
                                           ----------    -------------       ----------    -------------
Net increase - Class D ................       377,003        4,869,067           70,616          955,555
                                           ----------    -------------       ----------    -------------
Net increase in Fund ..................       462,080    $   6,037,016        1,428,086    $  17,812,441
                                           ==========    =============       ==========    =============

6. FEDERAL INCOME TAX STATUS


At February 28, 2001, the Fund had a net capital loss carryover of approximately $1,798,000, of which $687,000 will be available through February 29, 2008 and $1,111,000 will be available through February 28, 2009 to offset future capital gains to the extent provided by regulations.

MORGAN STANLEY DEAN WITTER S&P 500 SELECT FUND
NOTES TO FINANCIAL STATEMENTS February 28, 2001, continued



Capital losses incurred after October 31 ("post-October" losses) within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. The Fund incurred and will elect to defer net capital losses of approximately $3,340,000 during fiscal 2001.

As of February 28, 2001, the Fund had temporary book/tax differences attributable to post-October losses, the mark-to-market of futures contracts and capital loss deferrals on wash sales and permanent book/tax difference attributable to a net operating loss. To reflect reclassifications arising from permanent differences, paid-in-capital was charged and net investment loss was credited $577,357.

7. PURPOSES OF AND RISKS RELATING TO CERTAIN FINANCIAL INSTRUMENTS

The Fund may purchase and sell stock index futures ("futures contracts") for the following reasons: to simulate full investment in the S&P 500 Index while retaining a cash balance for fund management purposes; to facilitate trading; to reduce transaction costs; or to seek higher investment returns when a futures contract is priced more attractively than stocks comprising the S&P 500 Index.

These futures contracts involve elements of market risk in excess of the amount reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the value of the underlying securities.

At February 28, 2001, the Fund had outstanding futures contracts.

MORGAN STANLEY DEAN WITTER S&P 500 Select Fund
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:



                                                                                                           FOR THE PERIOD
                                                               FOR THE YEAR          FOR THE YEAR        SEPTEMBER 28, 1998*
                                                                  ENDED                 ENDED                  THROUGH
                                                            FEBRUARY 28, 2001     FEBRUARY 29, 2000       FEBRUARY 28, 1999
                                                           -------------------   -------------------   ----------------------
CLASS A SHARES#
SELECTED PER SHARE DATA:
Net asset value, beginning of period ...................       $13.10                   $11.79                  $10.00
                                                               ------                   ------                  ------
Income (loss) from investment operations:
 Net investment income .................................         0.03                     0.01                    0.02
 Net realized and unrealized gain (loss) ...............        (1.52)                    1.34                    1.81
                                                               ------                   ------                  ------
Total income (loss) from investment operations .........        (1.49)                    1.35                    1.83
                                                               ------                   ------                  ------
Less dividends and distributions from:
 Net investment income .................................            -                        -                   (0.02)
 Net realized gains ....................................            -                    (0.04)                  (0.02)
                                                               ------                   ------                  ------
Total dividends and distributions ......................            -                    (0.04)                  (0.04)
                                                               ------                   ------                  ------
Net asset value, end of period .........................       $11.61                   $13.10                  $11.79
                                                               ======                   ======                  ======
TOTAL RETURN+  .........................................       (11.37)%                  11.50%                  18.32%(1)

RATIOS TO AVERAGE NET ASSETS (4):
Expenses ...............................................         1.16%                    1.22%                   1.23%(2)(3)
Net investment income ..................................         0.22%                    0.11%                   0.38%(2)(3)

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands ................       $6,115                   $4,703                  $3,269
Portfolio turnover rate ................................           61%                      26%                      3%(1)

-------------

*    Commencement of operations.
# The per share amounts were computed using an average number of shares outstanding during the period.
+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)  Not annualized.
(2)  Annualized.
(3) If the Fund had borne all of its expenses that were reimbursed or waived by the Investment Manager, the annualized expense and the net investment income ratios would have been 1.55% and 0.06%, respectively, for the period ended February 28, 1999.
(4) Reflects overall Fund ratios for investment income and non-class specific expenses.


                        SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER S&P 500 SELECT FUND
FINANCIAL HIGHLIGHTS, continued


                                                                                                            FOR THE PERIOD
                                                               FOR THE YEAR          FOR THE YEAR         SEPTEMBER 28, 1998*
                                                                  ENDED                 ENDED                   THROUGH
                                                            FEBRUARY 28, 2001     FEBRUARY 29, 2000        FEBRUARY 28, 1999
                                                           -------------------   -------------------   ------------------------
CLASS B SHARES#
SELECTED PER SHARE DATA:
Net asset value, beginning of period ...................       $12.98                      $11.76                 $10.00
                                                               ------                      ------                 ------
Income (loss) from investment operations:
 Net investment loss ...................................        (0.07)                      (0.08)                 (0.02)
 Net realized and unrealized gain (loss) ...............        (1.49)                       1.34                   1.80
                                                               ------                      ------                 ------
Total income (loss) from investment operations .........        (1.56)                       1.26                   1.78
                                                               ------                      ------                 ------
Less distributions from net realized gains .............            -                       (0.04)                 (0.02)++
                                                               ------                      ------                 ------
Net asset value, end of period .........................       $11.42                      $12.98                 $11.76
                                                               ======                      ======                 ======
TOTAL RETURN+ ..........................................       (12.02)%                     10.67%                 17.96%(1)

RATIOS TO AVERAGE NET ASSETS (4):
Expenses ...............................................         1.92%                       1.97%                  1.98%(2)(3)
Net investment loss ....................................        (0.54)%                     (0.64)%                (0.37)%(2)(3)

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands ................      $92,712                    $106,070                $83,021
Portfolio turnover rate ................................           61%                         26%                     3%(1)

--------------
*    Commencement of operations.
# The per share amounts were computed using an average number of shares outstanding during the period.
+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
++   Includes $0.002 of dividends from net investment income.
(1)  Not annualized.
(2)  Annualized.
(3) If the Fund had borne all of its expenses that were reimbursed or waived by the Investment Manager, the annualized expense and the net investment income ratios would have been 2.30% and (0.69)%, respectively, for period ended February 28, 1999.
(4) Reflects overall Fund ratios for investment income and non-class specific expenses.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER S&P 500 Select Fund
FINANCIAL HIGHLIGHTS, continued


                                                                                                            FOR THE PERIOD
                                                               FOR THE YEAR          FOR THE YEAR         SEPTEMBER 28, 1998*
                                                                  ENDED                 ENDED                   THROUGH
                                                            FEBRUARY 28, 2001     FEBRUARY 29, 2000        FEBRUARY 28, 1999
                                                           -------------------   -------------------   ------------------------
CLASS C SHARES#
SELECTED PER SHARE DATA:
Net asset value, beginning of period ...................         $12.98                  $11.77                  $10.00
                                                                 ------                  ------                  ------
Income (loss) from investment operations:
 Net investment loss ...................................          (0.05)                  (0.08)                  (0.02)
 Net realized and unrealized gain (loss) ...............          (1.50)                   1.33                    1.81
                                                                 ------                  ------                  ------
Total income (loss) from investment operations .........          (1.55)                   1.25                    1.79
                                                                 ------                  ------                  ------
Less distributions from net realized gains .............              -                   (0.04)                  (0.02)++
                                                                 ------                  ------                  ------
Net asset value, end of period .........................         $11.43                  $12.98                  $11.77
                                                                 ======                  ======                  ======
TOTAL RETURN + .........................................         (11.86)%                 10.67%                  17.94%(1)

RATIOS TO AVERAGE NET ASSETS (4):
Expenses ...............................................           1.80%                   1.97%                   1.98%(2)(3)
Net investment loss ....................................          (0.42)%                 (0.64)%                 (0.37)%(2)(3)

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands ................         $7,734                  $9,131                  $6,417
Portfolio turnover rate ................................             61%                     26%                      3%(1)

--------------
*    Commencement of operations.
# The per share amounts were computed using an average number of shares outstanding during the period.
+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
++   Includes $.000859 of dividends from net investment income.
(1)  Not annualized.
(2)  Annualized.
(3) If the Fund had borne all of its expenses that were reimbursed or waived by the Investment Manager, the annualized expense and the net investment income ratios would have been 2.30% and (0.69)%, respectively, for the period ended February 28, 1999.
(4) Reflects overall Fund ratios for investment income and non-class specific expenses.


                        SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER S&P 500 SELECT FUND
FINANCIAL HIGHLIGHTS, continued


                                                                                                           FOR THE PERIOD
                                                               FOR THE YEAR          FOR THE YEAR        SEPTEMBER 28, 1998*
                                                                  ENDED                 ENDED                  THROUGH
                                                            FEBRUARY 28, 2001     FEBRUARY 29, 2000       FEBRUARY 28, 1999
                                                           -------------------   -------------------   ----------------------
CLASS D SHARES#
SELECTED PER SHARE DATA:
Net asset value, beginning of period ...................      $13.14                   $11.79                  $10.00
                                                              ------                   ------                  ------
Income (loss) from investment operations:
 Net investment income .................................        0.07                     0.04                    0.02
 Net realized and unrealized gain (loss) ...............       (1.54)                    1.35                    1.81
                                                              ------                   ------                  ------
Total income (loss) from investment operations .........       (1.47)                    1.39                    1.83
                                                              ------                   ------                  ------
Less dividends and distributions from:
 Net investment income .................................           -                        -                   (0.02)
 Net realized gains ....................................           -                    (0.04)                  (0.02)
                                                              ------                   ------                  ------
Total dividends and distributions ......................           -                    (0.04)                  (0.04)
                                                              ------                   ------                  ------
Net asset value, end of period .........................      $11.67                   $13.14                  $11.79
                                                              ======                   ======                  ======
TOTAL RETURN + .........................................      (11.19)%                  11.84%                  18.38%(1)

RATIOS TO AVERAGE NET ASSETS (4):
Expenses ...............................................        0.92%                    0.97%                   0.98%(2)(3)
Net investment income ..................................        0.46%                    0.36%                   0.63%(2)(3)

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands ................      $5,427                   $1,153                    $203
Portfolio turnover rate ................................          61%                      26%                      3%(1)

--------------
*    Commencement of operations.
# The per share amounts were computed using an average number of shares outstanding during the period.
+ Calculated based on the net asset value as of the last business day of the period.
(1)  Not annualized.
(2)  Annualized.
(3) If the Fund had borne all of its expenses that were reimbursed or waived by the Investment Manager, the annualized expense and the net investment income ratios would have been 1.30% and 0.31%, respectively, for the period ended February 28, 1999.
(4) Reflects overall Fund ratios for investment income and non-class specific expenses.

                        SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER S&P 500 SELECT FUND
INDEPENDENT AUDITORS' REPORT

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES
OF MORGAN STANLEY DEAN WITTER S&P 500 SELECT FUND

We have audited the accompanying statement of assets and liabilities of Morgan Stanley Dean Witter S&P 500 Select Fund (the "Fund"), including the portfolio of investments, as of February 28, 2001, and the related statements of operations and changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended February 29, 2000 and the financial highlights for each of the respective stated periods ended February 29, 2000 were audited by other independent accountants whose report, dated April 17, 2000, expressed an unqualified opinion on that statement and financial highlights.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 28, 2001, by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Morgan Stanley Dean Witter S&P 500 Select Fund as of February 28, 2001, the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
New York, New York
April 12, 2001

Morgan Stanley S&P 500 Select Fund
LETTER TO THE SHAREHOLDERS / / AUGUST 31, 2001

Dear Shareholder:
For many investors, the six-month period ended August 31, 2001, was a very difficult time to be in the market, particularly with technology stocks. Overly optimistic earnings estimates for many companies were dramatically reduced as technology continued its decline. Evidence of a slowdown in the U.S. economy continued to emerge despite aggressive actions by the Federal Reserve Board to lower interest rates. The economic slowdown, combined with a corporate-profits recession, resulted in a halt to capital spending, which created a particularly unfavorable environment for growth-oriented stocks. However, stocks within the value-oriented areas of the market, such as finance, utilities and energy, benefited from the rotation out of growth stocks. While all of the major stock indexes lost value during the reporting period, it was the technology-heavy Nasdaq composite that suffered the most, declining about 16 percent during the period.

Performance and Portfolio Strategy
For the six-month period ended August 31, 2001, Morgan Stanley S&P 500 Select Fund's Class A, B, C and D shares posted total returns of -9.65 percent, -10.07 percent, -10.05 percent and -9.51 percent, respectively. For the same period, the Standard & Poor's 500 Index (S&P 500)* returned -7.97 percent. Performance of the Fund's four classes varies because each has different expenses. The total return figures given assume the reinvestment of all distributions but do not reflect the deduction of any applicable sales charges.

The Fund seeks to deliver investment performance before expenses that is higher than the total return of the S&P 500 Index, by investing in the common stocks of selected companies included in the index. The Fund seeks to select or overweight favorable companies based upon the recommendations of investment banking firms, including Morgan Stanley, as well as its own investment analysis. Based on these criteria, the Fund ended the period slightly overweighted in capital goods and slightly underweighted in basic materials.

Looking Ahead
There is no doubt that the September 11 terrorist attack will have a negative impact on the markets and the economy. Consensus estimates for the second half of 2001 have accordingly been revised from modestly positive to slightly negative. A decline in economic output for two successive quarters would meet the customary definition of a recession, which would be the first in a record ten years.

Even so, there is good reason to believe that the economy has not been completely derailed from the road to recovery. In recent months, there were many solid signs that the economy was approaching a trough. Many

--------------
*The Standard & Poor's 500 Index (S&P 500-Registered Trademark-) is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity and industry group representation. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

Morgan Stanley S&P 500 Select Fund
LETTER TO THE SHAREHOLDERS / / AUGUST 31, 2001 CONTINUED

leading indicators had been climbing, suggesting that the economy was on the mend. Manufacturers' new orders moved solidly into positive territory by the end of the summer. Evidence like this suggests that many companies are confronting the current crisis in far better shape than might have been the case a year ago.

In the past, stocks have typically led the economy to recovery, and we believe that a stronger economic recovery next year combined with all the liquidity already in the system could help propel a sudden turnaround. A pronounced stock market rally could lead to regret for some, including those who fled the markets and especially those who gambled that the stock market would fall even farther by selling stocks short.

Fortunately, most of America's investors appear to be staying the course. According to polls taken soon after the terrorist attack, three-fourths of investors said they then had no intention of changing their investment plans. At least another tenth grasped the opportunity to buy low and intended to increase their equity exposure.

Investors should be assured that the U.S. economy is one of the most powerful engines of growth in history and has survived many attacks, including political crises, world wars, and a decades-long struggle during the cold war. The economy and the markets met each of those challenges, and each time emerged even stronger than before. Anyone who bought U.S. shares during such periods was eventually rewarded.

We appreciate your ongoing support of Morgan Stanley S&P 500 Select Fund and look forward to continuing to serve your investment needs.

Very truly yours,

/s/ CHARLES A. FIUMEFREDDO               /s/ MITCHELL M. MERIN
Charles A. Fiumefreddo                   Mitchell M. Merin
CHAIRMAN OF THE BOARD                    PRESIDENT

Morgan Stanley S&P 500 Select Fund
FUND PERFORMANCE / / AUGUST 31, 2001

                                                   AVERAGE ANNUAL TOTAL RETURNS
   -----------------------------------------------------------------------------------------------------------------------------

                         CLASS A SHARES*                                                  CLASS B SHARES**
   ------------------------------------------------------------     ------------------------------------------------------------
   1 Year                          (27.90)%(1)       (31.69)%(2)    1 Year                          (28.48)%(1)       (32.06)%(2)
   Since Inception (9/28/98)         1.90 %(1)         0.03 %(2)    Since Inception (9/28/98)         1.11 %(1)         0.10 %(2)




                         CLASS C SHARES+                                                  CLASS D SHARES++
   ------------------------------------------------------------     ------------------------------------------------------------

   1 Year                          (28.34)%(1)       (29.06)%(2)    1 Year                          (27.72)%(1)
   Since Inception (9/28/98)         1.18 %(1)         1.18 %(2)    Since Inception (9/28/98)         2.15 %(1)



PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RETURNS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE. WHEN YOU SELL FUND SHARES, THEY MAY BE WORTH
  LESS THAN THEIR ORIGINAL COST. PERFORMANCE FOR CLASS A, CLASS B, CLASS C, AND CLASS D SHARES WILL VARY DUE TO DIFFERENCES IN SALES CHARGES AND EXPENSES.
------------------------

(1) FIGURE SHOWN ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS AND DOES NOT REFLECT THE DEDUCTION OF ANY SALES CHARGES.
(2) FIGURE SHOWN ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS AND THE DEDUCTION OF THE MAXIMUM APPLICABLE SALES CHARGE. SEE THE FUND'S CURRENT PROSPECTUS FOR COMPLETE DETAILS ON FEES AND SALES CHARGES.
*    THE MAXIMUM FRONT-END SALES CHARGE FOR CLASS A IS 5.25%.
** THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE (CDSC) FOR CLASS B IS 5.0%. THE CDSC DECLINES TO 0% AFTER SIX YEARS.
+ THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS C SHARES IS 1% FOR SHARES REDEEMED WITHIN ONE YEAR OF PURCHASE.
++   CLASS D SHARES HAVE NO SALES CHARGE.

Morgan Stanley S&P 500 Select Fund
PORTFOLIO OF INVESTMENTS / / AUGUST 31, 2001 (UNAUDITED)



NUMBER OF
 SHARES                                                 VALUE
----------------------------------------------------------------

           Common Stocks (96.7%)
           ADVERTISING/MARKETING SERVICES (0.3%)
  4,238    Interpublic Group of Companies, Inc.....  $   114,765
  2,028    Omnicom Group, Inc......................      157,758
  1,168    TMP Worldwide, Inc.*....................       52,385
                                                     -----------
                                                         324,908
                                                     -----------
           AEROSPACE & DEFENSE (0.9%)
  8,368    Boeing Co...............................      428,442
  1,972    General Dynamics Corp...................      155,709
  1,015    Goodrich Corp...........................       32,531
  4,262    Lockheed Martin Corp....................      169,883
    838    Northrop Grumman Corp...................       68,716
                                                     -----------
                                                         855,281
                                                     -----------
           AGRICULTURAL COMMODITIES/ MILLING (0.1%)
  9,852    Archer-Daniels-Midland Co...............      132,314
                                                     -----------
           AIRLINES (0.5%)
  2,825    AMR Corp.*..............................       90,372
  2,259    Delta Air Lines, Inc....................       87,197
 13,649    Southwest Airlines Co...................      244,181
                                                     -----------
                                                         421,750
                                                     -----------
           ALTERNATIVE POWER GENERATION (0.1%)
  3,145    Calpine Corp.*..........................      103,848
                                                     -----------
           ALUMINUM (0.7%)
  4,728    Alcan Inc. (Canada).....................      171,721
 12,822    Alcoa, Inc..............................      488,775
                                                     -----------
                                                         660,496
                                                     -----------
           APPAREL/FOOTWEAR (0.2%)
    564    Liz Claiborne, Inc......................       29,582
  1,938    Nike, Inc. (Class B)....................       96,900
    624    Reebok International Ltd.*..............       16,779
  1,245    VF Corp.................................       43,040
                                                     -----------
                                                         186,301
                                                     -----------


NUMBER OF
SHARES                                                 VALUE
----------------------------------------------------------------

           APPAREL/FOOTWEAR RETAIL (0.4%)
  9,701    Gap, Inc. (The).........................  $   190,625
  4,818    Limited, Inc. (The).....................       67,934
  3,056    TJX Companies, Inc. (The)...............      107,266
                                                     -----------
                                                         365,825
                                                     -----------
           AUTO PARTS: O.E.M. (0.2%)
  6,322    Delphi Automotive Systems Corp..........       94,767
    676    Eaton Corp..............................       48,625
    848    Johnson Controls, Inc...................       62,116
                                                     -----------
                                                         205,508
                                                     -----------
           BEVERAGES: ALCOHOLIC (0.4%)
  9,348    Anheuser-Busch Companies, Inc...........      402,338
                                                     -----------
           BEVERAGES: NON-ALCOHOLIC (2.2%)
 25,903    Coca-Cola Co............................    1,260,699
  1,470    Pepsi Bottling Group, Inc. (The)........       64,900
 15,303    PepsiCo, Inc............................      719,241
                                                     -----------
                                                       2,044,840
                                                     -----------
           BIOTECHNOLOGY (0.8%)
 10,390    Amgen Inc.*.............................      668,077
  2,095    MedImmune, Inc.*........................       84,114
                                                     -----------
                                                         752,191
                                                     -----------
           BROADCASTING (0.4%)
  6,122    Clear Channel Communications, Inc.*.....      307,753
  1,433    Univision Communications, Inc. (Class
            A)*....................................       42,746
                                                     -----------
                                                         350,499
                                                     -----------
           BUILDING PRODUCTS (0.1%)
  5,192    Masco Corp..............................      134,057
                                                     -----------
           CABLE/SATELLITE TV (0.4%)
  9,511    Comcast Corp. (Class A Special)*........      348,388
                                                     -----------


                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley S&P 500 Select Fund
PORTFOLIO OF INVESTMENTS / / AUGUST 31, 2001 (UNAUDITED) CONTINUED



NUMBER OF
SHARES                                                 VALUE
----------------------------------------------------------------

           CASINO/GAMING (0.0%)
  1,272    Harrah's Entertainment, Inc.*...........  $    36,354
                                                     -----------
           CHEMICALS: MAJOR DIVERSIFIED (0.2%)
  1,144    Eastman Chemical Co.....................       44,376
  3,269    Rohm & Haas Co..........................      117,390
                                                     -----------
                                                         161,766
                                                     -----------
           CHEMICALS: SPECIALTY (0.4%)
  3,380    Air Products & Chemicals, Inc...........      143,312
  1,945    Engelhard Corp..........................       50,823
    462    FMC Corp.*..............................       28,870
  2,387    Praxair, Inc............................      112,356
                                                     -----------
                                                         335,361
                                                     -----------
           COMMERCIAL PRINTING/ FORMS (0.0%)
    717    Deluxe Corp.............................       23,532
                                                     -----------
           COMPUTER COMMUNICATIONS (1.3%)
 75,027    Cisco Systems, Inc.*....................    1,225,191
                                                     -----------
           COMPUTER PERIPHERALS (0.5%)
 22,677    EMC Corp.*..............................      350,586
  1,315    Lexmark International, Inc.*............       68,446
  3,373    Network Appliance, Inc.*................       43,714
    903    QLogic Corp.*...........................       27,099
                                                     -----------
                                                         489,845
                                                     -----------
           COMPUTER PROCESSING HARDWARE (3.2%)
 17,429    Compaq Computer Corp....................      215,248
 26,725    Dell Computer Corp.*....................      571,380
  3,314    Gateway, Inc.*..........................       29,727
 17,850    International Business Machines Corp....    1,785,000
    940    NCR Corp.*..............................       35,579
 33,465    Sun Microsystems, Inc.*.................      383,174
                                                     -----------
                                                       3,020,108
                                                     -----------
           CONTAINERS/PACKAGING (0.2%)
    278    Ball Corp...............................       14,637
    787    Bemis Company, Inc......................       34,439


NUMBER OF
SHARES                                                 VALUE
----------------------------------------------------------------

  2,356    Pactiv Corp.*...........................  $    37,413
    828    Sealed Air Corp.*.......................       33,269
    734    Temple-Inland, Inc......................       42,836
                                                     -----------
                                                         162,594
                                                     -----------
           CONTRACT DRILLING (0.2%)
  1,364    Nabors Industries, Inc.*................       33,445
  1,249    Noble Drilling Corp.*...................       33,973
    873    Rowan Companies, Inc.*..................       13,575
  2,947    Transocean Sedco Forex Inc..............       85,168
                                                     -----------
                                                         166,161
                                                     -----------
           DATA PROCESSING SERVICES (0.5%)
  4,024    First Data Corp.........................      264,980
  1,275    Fiserv, Inc.*...........................       69,067
  3,832    Paychex, Inc............................      142,052
                                                     -----------
                                                         476,099
                                                     -----------
           DEPARTMENT STORES (0.3%)
  2,171    Federated Department Stores, Inc.*......       78,829
  3,774    Kohl's Corp.*...........................      209,457
                                                     -----------
                                                         288,286
                                                     -----------
           DISCOUNT STORES (3.0%)
  1,222    Big Lots, Inc.*.........................       12,953
  1,942    Family Dollar Stores, Inc...............       58,260
 10,157    Target Corp.............................      351,940
 50,445    Wal-Mart Stores, Inc....................    2,423,882
                                                     -----------
                                                       2,847,035
                                                     -----------
           DRUGSTORE CHAINS (0.2%)
  4,026    CVS Corp................................      145,379
                                                     -----------
           ELECTRIC UTILITIES (2.2%)
  5,549    AES Corp. (The)*........................      183,783
  1,262    Allegheny Energy, Inc...................       55,629
  1,632    Cinergy Corp............................       52,550
  1,340    CMS Energy Corp.........................       31,436
  2,174    Consolidated Edison, Inc................       88,917
  1,669    Constellation Energy Group, Inc.........       50,103
  2,578    Dominion Resources, Inc.................      162,285


                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley S&P 500 Select Fund
PORTFOLIO OF INVESTMENTS / / AUGUST 31, 2001 (UNAUDITED) CONTINUED



NUMBER OF
SHARES                                                 VALUE
----------------------------------------------------------------

  1,470    DTE Energy Co...........................  $    63,636
  8,051    Duke Energy Corp........................      316,485
  2,287    Entergy Corp............................       88,095
  3,348    Exelon Corp.............................      182,801
  1,813    FPL Group, Inc..........................       98,537
  3,539    Mirant Corp.*...........................      101,392
    865    Pinnacle West Capital Corp..............       38,588
  1,490    PPL Corp................................       64,591
  2,199    Public Service Enterprise Group, Inc....      101,814
  7,145    Southern Co. (The)......................      165,550
  2,649    TXU Corp................................      125,775
  3,578    Xcel Energy, Inc........................       98,037
                                                     -----------
                                                       2,070,004
                                                     -----------
           ELECTRICAL PRODUCTS (0.4%)
  1,908    American Power Conversion Corp.*........       26,388
    921    Cooper Industries, Inc..................       51,714
  4,186    Emerson Electric Co.....................      224,370
    949    Molex Inc...............................       29,960
                                                     -----------
                                                         332,432
                                                     -----------
           ELECTRONIC COMPONENTS (0.2%)
  1,887    Jabil Circuit, Inc.*....................       43,609
  3,128    Sanmina Corp.*..........................       56,335
  6,303    Solectron Corp.*........................       85,721
                                                     -----------
                                                         185,665
                                                     -----------
           ELECTRONIC EQUIPMENT/ INSTRUMENTS (0.4%)
  4,693    Agilent Technologies, Inc.*.............      124,364
 13,496    JDS Uniphase Corp.*.....................       95,147
  1,039    PerkinElmer, Inc........................       33,331
  2,171    Symbol Technologies, Inc................       29,308
    928    Tektronix, Inc.*........................       18,133
  1,779    Thermo Electron Corp.*..................       38,551
                                                     -----------
                                                         338,834
                                                     -----------
           ELECTRONIC PRODUCTION EQUIPMENT (0.6%)
  8,355    Applied Materials, Inc.*................      360,017


NUMBER OF
SHARES                                                 VALUE
----------------------------------------------------------------

  1,906    KLA-Tencor Corp.*.......................  $    93,661
  1,465    Novellus Systems, Inc.*.................       64,914
  1,792    Teradyne, Inc.*.........................       58,742
                                                     -----------
                                                         577,334
                                                     -----------
           ELECTRONICS/APPLIANCE STORES (0.2%)
  2,372    Best Buy Co., Inc.*.....................      139,901
  2,034    RadioShack Corp.........................       47,596
                                                     -----------
                                                         187,497
                                                     -----------
           ENGINEERING & CONSTRUCTION (0.0%)
    730    Fluor Corp..............................       33,091
                                                     -----------
           ENVIRONMENTAL SERVICES (0.2%)
  1,947    Allied Waste Industries, Inc.*..........       35,299
  5,999    Waste Management, Inc...................      185,549
                                                     -----------
                                                         220,848
                                                     -----------
           FINANCE/RENTAL/ LEASING (2.6%)
  2,288    Capital One Financial Corp..............      127,236
  1,299    Countrywide Credit Industries, Inc......       53,908
 11,296    Fannie Mae..............................      860,868
  7,717    Freddie Mac.............................      485,245
  5,091    Household International, Inc............      300,878
  9,350    MBNA Corp...............................      325,006
  3,132    Providian Financial Corp................      122,336
  1,108    Ryder System, Inc.......................       25,030
  1,751    USA Education Inc.......................      138,697
                                                     -----------
                                                       2,439,204
                                                     -----------
           FINANCIAL CONGLOMERATES (4.4%)
 14,660    American Express Co.....................      533,917
 55,762    Citigroup, Inc..........................    2,551,112
  3,417    Hancock (John) Financial Services ,
            Inc....................................      136,509
 21,991    J.P. Morgan Chase & Co..................      866,445
                                                     -----------
                                                       4,087,983
                                                     -----------


                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley S&P 500 Select Fund
PORTFOLIO OF INVESTMENTS / / AUGUST 31, 2001 (UNAUDITED) CONTINUED



NUMBER OF
SHARES                                                 VALUE
----------------------------------------------------------------

           FINANCIAL PUBLISHING/ SERVICES (0.2%)
  1,470    Equifax, Inc............................  $    38,264
  2,134    McGraw-Hill Companies, Inc. (The).......      126,440
  1,735    Moody's Corp............................       59,667
                                                     -----------
                                                         224,371
                                                     -----------
           FOOD DISTRIBUTORS (0.2%)
  7,007    SYSCO Corp..............................      196,336
                                                     -----------
           FOOD RETAIL (0.5%)
  8,300    Kroger Co.*.............................      220,946
  5,278    Safeway Inc.*...........................      238,091
                                                     -----------
                                                         459,037
                                                     -----------
           FOOD: MAJOR DIVERSIFIED (0.5%)
  2,915    General Mills, Inc......................      129,251
  5,955    Unilever N.V. (Netherlands).............      363,791
                                                     -----------
                                                         493,042
                                                     -----------
           FOOD: SPECIALTY/CANDY (0.2%)
  1,102    Hershey Foods Corp......................       71,057
  1,894    Wrigley (Wm.) Jr. Co....................       94,965
                                                     -----------
                                                         166,022
                                                     -----------
           FOREST PRODUCTS (0.2%)
  3,196    Weyerhaeuser Co.........................      181,373
                                                     -----------
           GAS DISTRIBUTORS (0.4%)
  2,466    Dynegy, Inc. (Class A)..................      103,991
  1,433    KeySpan Corp............................       46,286
  1,174    Kinder Morgan, Inc......................       65,274
    464    Nicor Inc...............................       17,985
  2,152    NiSource Inc............................       54,252
    363    Peoples Energy Corp.....................       14,266
  2,101    Sempra Energy...........................       56,916
                                                     -----------
                                                         358,970
                                                     -----------
           HOME BUILDING (0.1%)
    646    Centex Corp.............................       28,295
    477    KB HOME.................................       15,440
    441    Pulte Homes, Inc........................       16,692
                                                     -----------
                                                          60,427
                                                     -----------


NUMBER OF
SHARES                                                 VALUE
----------------------------------------------------------------

           HOME FURNISHINGS (0.1%)
  2,141    Leggett & Platt, Inc....................  $    50,356
    568    Tupperware Corp.........................       13,422
                                                     -----------
                                                          63,778
                                                     -----------
           HOME IMPROVEMENT CHAINS (1.6%)
 26,334    Home Depot, Inc. (The)..................    1,210,047
  8,713    Lowe's Companies, Inc...................      324,124
                                                     -----------
                                                       1,534,171
                                                     -----------
           HOSPITAL/NURSING MANAGEMENT (0.5%)
  5,124    HCA Inc.................................      234,372
    971    Manor Care, Inc.*.......................       27,314
  3,193    Tenet Healthcare Corp.*.................      176,956
                                                     -----------
                                                         438,642
                                                     -----------
           HOTELS/RESORTS/ CRUISELINES (0.5%)
  6,617    Carnival Corp...........................      206,980
  4,166    Hilton Hotels Corp......................       52,950
  2,763    Marriott International, Inc. (Class
            A).....................................      121,158
  2,177    Starwood Hotels & Resorts Worldwide,
            Inc....................................       73,691
                                                     -----------
                                                         454,779
                                                     -----------
           HOUSEHOLD/PERSONAL CARE (2.0%)
    342    Alberto-Culver Co. (Class B)............       14,730
  2,430    Avon Products, Inc......................      112,096
  5,845    Colgate-Palmolive Co....................      316,507
  1,424    International Flavors & Fragrances,
            Inc....................................       42,934
  5,451    Kimberly-Clark Corp.....................      338,235
 13,488    Procter & Gamble Co. (The)..............    1,000,135
                                                     -----------
                                                       1,824,637
                                                     -----------
           INDUSTRIAL CONGLOMERATES (6.1%)
 95,314    General Electric Co.**..................    3,905,968
  7,760    Honeywell International, Inc............      289,138
  1,562    Ingersoll-Rand Co.......................       63,370


                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley S&P 500 Select Fund
PORTFOLIO OF INVESTMENTS / / AUGUST 31, 2001 (UNAUDITED) CONTINUED



NUMBER OF
SHARES                                                 VALUE
----------------------------------------------------------------

    866    ITT Industries, Inc.....................  $    39,100
  1,406    Textron, Inc............................       73,660
 18,567    Tyco International Ltd. (Bermuda).......      964,556
  4,598    United Technologies Corp................      314,503
                                                     -----------
                                                       5,650,295
                                                     -----------
           INDUSTRIAL MACHINERY (0.3%)
  2,987    Illinois Tool Works Inc.................      186,717
    599    McDermott International, Inc.*..........        6,379
  1,124    Parker-Hannifin Corp....................       49,456
                                                     -----------
                                                         242,552
                                                     -----------
           INDUSTRIAL SPECIALTIES (0.3%)
  1,897    Ecolab, Inc.............................       76,032
  2,501    PPG Industries, Inc.....................      135,354
  1,713    Sherwin-Williams Co.....................       38,799
                                                     -----------
                                                         250,185
                                                     -----------
           INFORMATION TECHNOLOGY SERVICES (0.5%)
  1,899    Citrix Systems, Inc.*...................       62,572
  4,806    Electronic Data Systems Corp............      283,458
  3,020    PeopleSoft, Inc.*.......................      104,130
  3,256    Unisys Corp.*...........................       38,486
                                                     -----------
                                                         488,646
                                                     -----------
           INSURANCE BROKERS/ SERVICES (0.4%)
  2,878    AON Corp................................      106,918
  3,025    Marsh & McLennan Companies, Inc.........      281,023
                                                     -----------
                                                         387,941
                                                     -----------
           INTEGRATED OIL (5.2%)
  5,967    Chevron Corp............................      541,505
  4,049    Conoco, Inc. (Class B)..................      119,931
 63,894    Exxon Mobil Corp........................    2,565,344
  2,373    Phillips Petroleum Co...................      136,448
 19,861    Royal Dutch Petroleum Co. (ADR)
            (Netherlands)..........................    1,124,728
  5,114    Texaco, Inc.............................      356,190
                                                     -----------
                                                       4,844,146
                                                     -----------


NUMBER OF
SHARES                                                 VALUE
----------------------------------------------------------------

           INTERNET SOFTWARE/ SERVICES (0.2%)
  4,655    Siebel Systems, Inc.*...................  $   100,548
  5,826    Yahoo! Inc.*............................       69,096
                                                     -----------
                                                         169,644
                                                     -----------
           INVESTMENT BANKS/ BROKERS (0.7%)
  2,673    Lehman Brothers Holdings, Inc...........      175,482
  9,216    Merrill Lynch & Co., Inc................      475,546
                                                     -----------
                                                         651,028
                                                     -----------
           INVESTMENT MANAGERS (0.1%)
  2,905    Franklin Resources, Inc.................      119,192
                                                     -----------
           LIFE/HEALTH INSURANCE (0.3%)
  5,775    AFLAC, Inc..............................      158,928
  2,083    Lincoln National Corp...................      103,858
                                                     -----------
                                                         262,786
                                                     -----------
           MAJOR BANKS (3.4%)
 17,749    Bank of America Corp....................    1,091,564
  8,071    Bank of New York Co., Inc...............      320,419
 12,001    FleetBoston Financial Corp..............      441,997
  5,217    Mellon Financial Corp...................      183,899
  3,173    PNC Financial Services Group, Inc.......      211,290
  3,732    SouthTrust Corp.........................       90,912
 19,013    Wells Fargo & Co........................      874,788
                                                     -----------
                                                       3,214,869
                                                     -----------
           MAJOR TELECOMMUNICATIONS (4.6%)
  2,915    ALLTEL Corp.............................      169,070
 32,999    AT&T Corp...............................      628,301
 17,451    BellSouth Corp..........................      650,922
 30,860    SBC Communications, Inc.................    1,262,483
 25,189    Verizon Communications Inc..............    1,259,450
 26,894    WorldCom Group*.........................      345,857
                                                     -----------
                                                       4,316,083
                                                     -----------
           MANAGED HEALTH CARE (0.4%)
  1,454    CIGNA Corp..............................      130,860


                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley S&P 500 Select Fund
PORTFOLIO OF INVESTMENTS / / AUGUST 31, 2001 (UNAUDITED) CONTINUED



NUMBER OF
SHARES                                                 VALUE
----------------------------------------------------------------

  3,125    UnitedHealth Group Inc..................  $   212,688
    591    Wellpoint Health Networks, Inc.*........       62,930
                                                     -----------
                                                         406,478
                                                     -----------
           MEDIA CONGLOMERATES (3.1%)
 44,351    AOL Time Warner Inc.*...................    1,656,510
 21,765    Disney (Walt) Co. (The).................      553,484
 17,103    Viacom, Inc. (Class B) (Non-Voting)*....      725,167
                                                     -----------
                                                       2,935,161
                                                     -----------
           MEDICAL DISTRIBUTORS (0.5%)
  4,567    Cardinal Health, Inc....................      333,117
  2,920    McKesson HBOC, Inc......................      114,610
                                                     -----------
                                                         447,727
                                                     -----------
           MEDICAL SPECIALTIES (1.2%)
  2,083    Applera Corp. - Applied Biosystems
            Group..................................       52,096
  5,835    Baxter International, Inc...............      301,086
  2,640    Biomet, Inc.............................       72,943
  3,022    Guidant Corp.*..........................      109,155
 12,009    Medtronic, Inc..........................      546,890
  1,214    Pall Corp...............................       27,145
    806    St. Jude Medical, Inc.*.................       55,453
                                                     -----------
                                                       1,164,768
                                                     -----------
           MISCELLANEOUS COMMERCIAL SERVICES (0.3%)
  2,546    Concord EFS, Inc.*......................      133,589
  1,878    Convergys Corp.*........................       52,715
  1,366    Sabre Holdings Corp.*...................       57,618
                                                     -----------
                                                         243,922
                                                     -----------
           MISCELLANEOUS MANUFACTURING (0.1%)
    574    Crane Co................................       16,124
  1,402    Danaher Corp............................       77,909
                                                     -----------
                                                          94,033
                                                     -----------
           MOTOR VEHICLES (0.2%)
  3,315    Harley-Davidson, Inc....................      161,076
                                                     -----------


NUMBER OF
SHARES                                                 VALUE
----------------------------------------------------------------

           MULTI-LINE INSURANCE (2.8%)
 29,030    American International Group, Inc.......  $ 2,270,152
  2,601    Hartford Financial Services Group, Inc.
            (The)..................................      168,545
  2,164    Loews Corp..............................      105,646
  1,402    Safeco Corp.............................       42,172
                                                     -----------
                                                       2,586,515
                                                     -----------
           OFFICE EQUIPMENT/ SUPPLIES (0.2%)
  1,091    Avery Dennison Corp.....................       56,088
  2,409    Pitney Bowes, Inc.......................      104,767
                                                     -----------
                                                         160,855
                                                     -----------
           OIL & GAS PIPELINES (0.8%)
  5,311    El Paso Corp............................      258,061
  7,781    Enron Corp..............................      272,257
  5,620    Williams Companies, Inc. (The)..........      182,931
                                                     -----------
                                                         713,249
                                                     -----------
           OIL & GAS PRODUCTION (0.5%)
  2,312    Anardarko Petroleum Corp................      119,646
  1,148    Apache Corp.............................       53,876
  1,955    Burlington Resources, Inc...............       74,290
  1,193    Devon Energy Corp.......................       55,200
  1,085    EOG Resources, Inc......................       34,308
    873    Kerr-McGee Corp.........................       50,992
  2,257    Unocal Corp.............................       79,672
                                                     -----------
                                                         467,984
                                                     -----------
           OIL REFINING/MARKETING (0.1%)
    788    Sunoco, Inc.............................       29,810
  2,888    USX-Marathon Group......................       91,001
                                                     -----------
                                                         120,811
                                                     -----------
           OILFIELD SERVICES/ EQUIPMENT (0.5%)
  3,086    Baker Hughes Inc........................      101,653
  3,969    Halliburton Co..........................      110,576
  5,325    Schlumberger Ltd........................      260,925
                                                     -----------
                                                         473,154
                                                     -----------


                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley S&P 500 Select Fund
PORTFOLIO OF INVESTMENTS / / AUGUST 31, 2001 (UNAUDITED) CONTINUED



NUMBER OF
SHARES                                                 VALUE
----------------------------------------------------------------

           OTHER CONSUMER SERVICES (0.3%)
  1,992    Block (H.&R.), Inc......................  $    77,509
  9,674    Cendant Corp.*..........................      184,483
                                                     -----------
                                                         261,992
                                                     -----------
           OTHER CONSUMER SPECIALTIES (0.1%)
  1,532    Fortune Brands, Inc.....................       58,599
                                                     -----------
           OTHER METALS/MINERALS (0.0%)
  2,698    Inco Ltd. (Canada)*.....................       44,841
                                                     -----------
           PACKAGED SOFTWARE (4.5%)
  2,461    Adobe Systems, Inc......................       82,714
    552    Autodesk, Inc...........................       21,164
  2,507    BMC Software, Inc.*.....................       40,112
  2,140    Intuit Inc.*............................       80,849
    845    Mercury Interactive Corp.*..............       22,823
 55,172    Microsoft Corp.*........................    3,147,563
 57,546    Oracle Corp.*...........................      702,637
  2,716    Parametric Technology Corp.*............       19,800
  4,086    Veritas Software Corp.*.................      117,350
                                                     -----------
                                                       4,235,012
                                                     -----------
           PERSONNEL SERVICES (0.0%)
  1,758    Robert Half International, Inc.*........       43,757
                                                     -----------
           PHARMACEUTICALS: GENERIC DRUGS (0.1%)
  1,041    Watson Pharmaceuticals, Inc.*...........       58,400
                                                     -----------
           PHARMACEUTICALS: MAJOR (9.8%)
 15,366    Abbott Laboratories.....................      763,690
 12,944    American Home Products Corp.............      724,864
 19,282    Bristol-Myers Squibb Co.................    1,082,491
 30,044    Johnson & Johnson.......................    1,583,619
 22,752    Merck & Co., Inc........................    1,481,155
 62,634    Pfizer, Inc.............................    2,399,509
 12,909    Pharmacia Corp..........................      511,196


NUMBER OF
SHARES                                                 VALUE
----------------------------------------------------------------

 14,515    Schering-Plough Corp....................  $   553,457
  1,913    Zimmer Holdings, Inc.*..................       52,034
                                                     -----------
                                                       9,152,015
                                                     -----------
           PHARMACEUTICALS: OTHER (0.3%)
  1,248    Allergan, Inc...........................       90,168
  1,731    Forest Laboratories, Inc.*..............      126,380
  2,253    King Pharmaceuticals, Inc.*.............       97,442
                                                     -----------
                                                         313,990
                                                     -----------
           PRECIOUS METALS (0.1%)
  5,880    Barrick Gold Corp. (Canada).............       94,198
                                                     -----------
           PROPERTY - CASUALTY INSURERS (0.5%)
  7,953    Allstate Corp. (The)....................      269,845
  1,926    Chubb Corp. (The).......................      130,005
  2,326    St. Paul Companies, Inc.................       97,762
                                                     -----------
                                                         497,612
                                                     -----------
           PUBLISHING: NEWSPAPERS (0.4%)
  2,986    Gannett Co., Inc........................      184,117
  1,771    New York Times Co. (The) (Class A)......       75,710
  3,307    Tribune Co..............................      130,362
                                                     -----------
                                                         390,189
                                                     -----------
           PULP & PAPER (0.5%)
  3,352    Georgia-Pacific Group...................      122,482
  7,169    International Paper Co..................      287,620
  1,496    Westvaco Corp...........................       45,553
                                                     -----------
                                                         455,655
                                                     -----------
           RAILROADS (0.3%)
  4,429    Union Pacific Corp......................      235,933
                                                     -----------
           RECREATIONAL PRODUCTS (0.1%)
    952    Brunswick Corp..........................       20,744
  4,864    Mattel, Inc.*...........................       87,503
                                                     -----------
                                                         108,247
                                                     -----------
           REGIONAL BANKS (1.3%)
  6,317    Fifth Third Bancorp.....................      368,281
  2,444    Northern Trust Corp.....................      138,575


                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley S&P 500 Select Fund
PORTFOLIO OF INVESTMENTS / / AUGUST 31, 2001 (UNAUDITED) CONTINUED



NUMBER OF
SHARES                                                 VALUE
----------------------------------------------------------------

  3,185    Synovus Financial Corp..................  $    98,098
 21,113    U.S. Bancorp............................      511,779
  1,022    Zions Bancorporation....................       58,520
                                                     -----------
                                                       1,175,253
                                                     -----------
           RESTAURANTS (0.6%)
  1,190    Darden Restaurants, Inc.................       34,058
 13,471    McDonald's Corp.........................      404,534
  3,889    Starbucks Corp.*........................       65,607
  1,506    Tricon Global Restaurants, Inc.*........       64,186
  1,126    Wendy's International, Inc..............       31,967
                                                     -----------
                                                         600,352
                                                     -----------
           SAVINGS BANKS (0.6%)
  2,366    Charter One Financial, Inc..............       69,087
  1,741    Golden West Financial Corp..............      100,752
  9,635    Washington Mutual, Inc..................      360,734
                                                     -----------
                                                         530,573
                                                     -----------
           SEMICONDUCTORS (4.0%)
  3,235    Advanced Micro Devices, Inc.*...........       43,834
  3,974    Altera Corp.*...........................      112,862
  3,701    Analog Devices, Inc.*...................      176,834
  3,086    Applied Micro Circuits Corp.*...........       44,037
 68,940    Intel Corp..............................    1,927,562
  3,268    Linear Technology Corp..................      134,249
  3,308    LSI Logic Corp.*........................       66,987
  3,371    Maxim Integrated Products, Inc.*........      155,774
  6,127    Micron Technology, Inc.*................      230,436
  1,779    National Semiconductor Corp.*...........       58,796
  1,689    PMC-Sierra, Inc.*.......................       51,937
 17,835    Texas Instruments, Inc..................      590,339
  1,869    Vitesse Semiconductor Corp.*............       27,287
  3,415    Xilinx, Inc.*...........................      133,322
                                                     -----------
                                                       3,754,256
                                                     -----------


NUMBER OF
SHARES                                                 VALUE
----------------------------------------------------------------

           SERVICES TO THE HEALTH INDUSTRY (0.2%)
  3,836    Healthsouth Corp.*......................  $    69,355
  3,328    IMS Health Inc..........................       88,591
                                                     -----------
                                                         157,946
                                                     -----------
           SPECIALTY INSURANCE (0.3%)
  1,125    Ambac Financial Group, Inc..............       66,600
  1,630    MBIA, Inc...............................       88,036
  1,141    MGIC Investment Corp....................       79,756
                                                     -----------
                                                         234,392
                                                     -----------
           SPECIALTY STORES (0.3%)
  1,245    AutoZone, Inc.*.........................       57,519
  3,270    Bed Bath & Beyond Inc.*.................       94,340
  5,160    Staples, Inc.*..........................       77,658
  1,595    Tiffany & Co............................       49,684
                                                     -----------
                                                         279,201
                                                     -----------
           SPECIALTY TELECOMMUNICATIONS (0.5%)
  1,272    CenturyTel, Inc.........................       44,584
  2,407    Citizens Communications Co.*............       25,875
  8,122    Global Crossing Ltd. (Bermuda)*.........       34,356
 15,220    Qwest Communications International,
            Inc....................................      327,230
                                                     -----------
                                                         432,045
                                                     -----------
           STEEL (0.1%)
  1,192    Allegheny Technologies Inc..............       22,052
  1,155    Nucor Corp..............................       56,133
  1,318    USX-U.S. Steel Group....................       26,215
                                                     -----------
                                                         104,400
                                                     -----------
           TELECOMMUNICATION EQUIPMENT (0.8%)
  8,031    ADC Telecommunications, Inc.*...........       35,095
    801    Andrew Corp.*...........................       16,292
  1,756    Comverse Technology, Inc.*..............       44,146
 32,663    Nortel Networks Corp. (Canada)..........      204,470


                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley S&P 500 Select Fund
PORTFOLIO OF INVESTMENTS / / AUGUST 31, 2001 (UNAUDITED) CONTINUED



NUMBER OF
SHARES                                                 VALUE
----------------------------------------------------------------

  7,779    QUALCOMM Inc.*..........................  $   457,794
  1,676    Scientific-Atlanta, Inc.................       34,425
                                                     -----------
                                                         792,222
                                                     -----------
           TOBACCO (1.2%)
 22,910    Philip Morris Companies, Inc............    1,085,934
                                                     -----------
           TOOLS/HARDWARE (0.1%)
    886    Black & Decker Corp.....................       34,846
    936    Stanley Works (The).....................       39,209
                                                     -----------
                                                          74,055
                                                     -----------
           TRUCKS/CONSTRUCTION/FARM
           MACHINERY (0.3%)
  3,351    Caterpillar, Inc........................      167,550
    404    Cummins Inc.............................       15,251
  2,323    Deere & Co..............................      100,284
    583    Navistar International Corp.*...........       19,979
                                                     -----------
                                                         303,064
                                                     -----------
           WIRELESS COMMUNICATIONS (0.7%)
 23,188    AT&T Wireless Services Inc.*............      359,414
  6,682    Nextel Communications, Inc. (Class
            A)*....................................       80,719
  8,565    Sprint Corp. (PCS Group)*...............      213,954
                                                     -----------
                                                         654,087
                                                     -----------
           Total Common Stocks
            (COST $82,169,545).....................   90,296,052
                                                     -----------


PRINCIPAL
AMOUNT IN
THOUSANDS                                              VALUE
----------------------------------------------------------------

           Short-Term Investment (3.1%)
           Repurchase Agreement
 $2,941    Joint repurchase agreement account
            3.674% due 09/04/01 (dated 08/31/01;
            proceeds $2,942,200) (a)
            (COST $2,941,000)......................  $ 2,941,000
                                                     -----------




  Total Investments
   (COST $85,110,545) (b).................    99.8%  93,237,052
  Other Assets in Excess of Liabilities...     0.2      156,038
                                            ------  -----------
  Net Assets..............................   100.0% $93,393,090
                                            ======  ===========


---------------------------------------------------

   ADR  AMERICAN DEPOSITORY RECEIPT.
   *    NON-INCOME PRODUCING SECURITY.
   ** A PORTION OF THIS SECURITY IS SEGREGATED IN CONNECTION WITH OPEN FUTURES CONTRACTS.
   (a)  COLLATERALIZED BY FEDERAL AGENCY AND U.S. TREASURY OBLIGATIONS.
   (b) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES APPROXIMATES THE AGGREGATE COST FOR BOOK PURPOSES. THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $13,305,380 AND THE AGGREGATE GROSS UNREALIZED DEPRECIATION IS $5,178,873, RESULTING IN NET UNREALIZED APPRECIATION OF $8,126,507.

FUTURES CONTRACTS OPEN AT AUGUST 31, 2001:
                                                DESCRIPTION,               UNDERLYING
      NUMBER OF                               DELIVERY MONTH,             FACE AMOUNT     UNREALIZED
      CONTRACTS         LONG/SHORT                AND YEAR                  AT VALUE         LOSS
-----------------------------------------------------------------------------------------------------
         10                Long         S&P 500 Index September/2001       $2,837,750     $(154,340)


                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley S&P 500 Select Fund
FINANCIAL STATEMENTS

Statement of Assets and Liabilities
AUGUST 31, 2001 (UNAUDITED)



Assets:
Investments in securities, at value (cost
 $85,110,545).....................................  $93,237,052
Receivable for:
  Shares of beneficial interest sold..............      129,941
  Dividends.......................................      115,628
  Variation margin................................       14,500
  Investments sold................................        9,940
Prepaid expenses and other assets.................       78,527
                                                    -----------
    Total Assets..................................   93,585,588
                                                    -----------
Liabilities:
Payable for:
  Distribution fee................................       74,442
  Investment management fee.......................       50,166
  Shares of beneficial interest repurchased.......       39,665
Accrued expenses and other payables...............       28,225
                                                    -----------
    Total Liabilities.............................      192,498
                                                    -----------
    Net Assets....................................  $93,393,090
                                                    ===========
Composition of Net Assets:
Paid-in-capital...................................  $98,632,492
Net unrealized appreciation.......................    7,972,167
Net investment loss...............................     (289,259)
Accumulated net realized loss.....................  (12,922,310)
                                                    -----------
    Net Assets....................................  $93,393,090
                                                    ===========
Class A Shares:
Net Assets........................................   $4,870,230
Shares Outstanding (unlimited authorized, $.01 par
 value)...........................................      464,302
    Net Asset Value Per Share.....................  $     10.49
                                                    ===========
    Maximum Offering Price Per Share,
      (net asset value plus 5.54% of net asset
       value).....................................  $     11.07
                                                    ===========
Class B Shares:
Net Assets........................................  $75,281,182
Shares Outstanding (unlimited authorized, $.01 par
 value)...........................................    7,328,053
    Net Asset Value Per Share.....................  $     10.27
                                                    ===========
Class C Shares:
Net Assets........................................   $6,339,046
Shares Outstanding (unlimited authorized, $.01 par
 value)...........................................      616,156
    Net Asset Value Per Share.....................  $     10.29
                                                    ===========
Class D Shares:
Net Assets........................................   $6,902,632
Shares Outstanding (unlimited authorized, $.01 par
 value)...........................................      653,880
    Net Asset Value Per Share.....................  $     10.56
                                                    ===========


Statement of Operations

FOR THE SIX MONTHS ENDED AUGUST 31, 2001 (UNAUDITED)



Net Investment Loss:
Income
Dividends (net of $5,555 foreign withholding
 tax).............................................  $   622,318
Interest..........................................       64,396
                                                    -----------
    Total Income..................................      686,714
                                                    -----------
Expenses
Distribution fee (Class A shares).................        7,034
Distribution fee (Class B shares).................      433,262
Distribution fee (Class C shares).................       37,537
Investment management fee.........................      318,158
Transfer agent fees and expenses..................       77,316
Registration fees.................................       46,726
Professional fees.................................       17,908
Custodian fees....................................       15,359
Shareholder reports and notices...................        8,596
Trustees' fees and expenses.......................        4,759
Other.............................................        9,318
                                                    -----------
    Total Expenses................................      975,973
                                                    -----------
    Net Investment Loss...........................     (289,259)
                                                    -----------
Net Realized and Unrealized Gain (Loss):
Net realized loss on:
  Investments.....................................   (6,842,848)
  Futures contracts...............................     (713,495)
                                                    -----------
      Net Loss....................................   (7,556,343)
                                                    -----------
Net change in unrealized appreciation/
 depreciation on:
  Investments.....................................   (3,173,326)
  Futures contracts...............................      244,795
                                                    -----------
    Net Depreciation..............................   (2,928,531)
                                                    -----------
    Net Loss......................................  (10,484,874)
                                                    -----------
Net Decrease......................................  $(10,774,133)
                                                    ===========


                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley S&P 500 Select Fund
FINANCIAL STATEMENTS CONTINUED

Statement of Changes in Net Assets



                                            FOR THE SIX      FOR THE YEAR
                                           MONTHS ENDED          ENDED
                                          AUGUST 31, 2001  FEBRUARY 28, 2001
                                          ---------------  -----------------
                                            (UNAUDITED)

Increase (Decrease) in Net Assets:
Operations:
Net investment loss.....................   $   (289,259)     $   (577,357)
Net realized loss.......................     (7,556,343)       (3,890,473)
Net change in unrealized appreciation...     (2,928,531)      (10,639,643)
                                           ------------      ------------

    Net Decrease........................    (10,774,133)      (15,107,473)

Net increase (decrease) from
 transactions in shares of beneficial
 interest...............................     (7,819,588)        6,037,016
                                           ------------      ------------

    Net Decrease........................    (18,593,721)       (9,070,457)
Net Assets:
Beginning of period.....................    111,986,811       121,057,268
                                           ------------      ------------
End of Period
 (Including a net investment loss of
 $289,259, and $0 respectively).........   $ 93,393,090      $111,986,811
                                           ============      ============


                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley S&P 500 Select Fund
NOTES TO FINANCIAL STATEMENTS / / AUGUST 31, 2001 (UNAUDITED)

1. Organization and Accounting Policies
Morgan Stanley S&P 500 Select Fund (the "Fund"), formerly Morgan Stanley Dean Witter S&P 500 Select Fund, is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund's investment objective is to provide a total return (before expenses) that exceeds the total return of the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500 Index"). The Fund seeks to achieve its objective by investing, under normal circumstances, at least 80% of the value of its net assets in common stocks of selected companies included in the S&P 500 Index. The Fund was organized as a Massachusetts business trust on June 8, 1998 and commenced operations on September 28, 1998.

The Fund offers Class A shares, Class B shares, Class C shares and Class D shares. The four classes are substantially the same except that most Class A shares are subject to a sales charge imposed at the time of purchase and some Class A shares, and most Class B shares and Class C shares are subject to a contingent deferred sales charge imposed on shares redeemed within one year, six years and one year, respectively. Class D shares are not subject to a sales charge. Additionally, Class A shares, Class B shares and Class C shares incur distribution expenses.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. Valuation of Investments -- (1) an equity portfolio security listed or traded on the New York or American Stock Exchange, NASDAQ, or other exchange is valued at its latest sale price prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees); (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price; (3) when market quotations are not readily available, including circumstances under which it is determined by Morgan Stanley Investment Advisors Inc. (the "Investment Manager"), formerly Morgan Stanley Dean Witter Advisors Inc., that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees; and (4) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and

Morgan Stanley S&P 500 Select Fund
NOTES TO FINANCIAL STATEMENTS / / AUGUST 31, 2001 (UNAUDITED) CONTINUED

thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. Accounting for Investments -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date. Discounts are accreted and premiums are amortized over the life of the respective securities. Interest income is accrued daily.

C. Joint Repurchase Agreement Account -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other affiliated entities managed by the Investment Manager, may transfer uninvested cash balances into one or more joint repurchase agreement accounts. These balances are invested in one or more repurchase agreements and are collateralized by cash, or U.S. Treasury or federal agency obligations.

D. Multiple Class Allocations -- Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

E. Futures Contracts -- A futures contract is an agreement between two parties to buy and sell financial instruments at a set price on a future date. Upon entering into such a contract, the Fund is required to pledge to the broker cash, U.S. Government securities or other liquid portfolio securities equal to the minimum initial margin requirements of the applicable futures exchange. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract, which is known as variation margin. Such receipts or payments are recorded by the Fund as unrealized gains or losses. Upon closing of the contract, the Fund realizes a gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

F. Federal Income Tax Status -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

G. Dividends and Distributions to Shareholders -- The Fund records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations

Morgan Stanley S&P 500 Select Fund
NOTES TO FINANCIAL STATEMENTS / / AUGUST 31, 2001 (UNAUDITED) CONTINUED

which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes, are reported as distributions of paid-in-capital.

2. Investment Management Agreement
Pursuant to an Investment Management Agreement, the Fund pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the annual rate of 0.60% to the net assets of the Fund determined as of the close of each business day.

3. Plan of Distribution
Shares of the Fund are distributed by Morgan Stanley Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act. The Plan provides that the Fund will pay the Distributor a fee which is accrued daily and paid monthly at the following annual rates: (i) Class A -- up to 0.25% of the average daily net assets of Class A; (ii) Class B -- 1.0% of the average daily net assets of Class B; and (iii) Class C -- up to 1.0% of the average daily net assets of Class C.

In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by the Distributor but not yet recovered may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that such excess amounts, totaled approximately $5,062,900 at August 31, 2001.

In the case of Class A shares and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.0% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales credit to Morgan Stanley Financial Advisors or other selected broker-dealer representatives may

Morgan Stanley S&P 500 Select Fund
NOTES TO FINANCIAL STATEMENTS / / AUGUST 31, 2001 (UNAUDITED) CONTINUED

be reimbursed in the subsequent calendar year. For the six months ended August 31, 2001, the distribution fee was accrued for Class A shares and Class C shares at the annual rate of 0.25% and 1.0%, respectively.

The Distributor has informed the Fund that for the six months ended August 31, 2001, it received contingent deferred sales charges from certain redemptions of the Fund's Class B shares and Class C shares of approximately $306,500 and $1,000, respectively and received $2,200 in front-end sales charges from sales of the Fund's Class A shares. The respective shareholders pay such charges which are not an expense of the Fund.

4. Security Transactions and Transactions with Affiliates
The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the six months ended August 31, 2001 aggregated $24,263,585 and $31,161,234, respectively.

Morgan Stanley Dean Witter Trust FSB, an affiliate of the Investment Manager and Distributor, is the Fund's transfer agent.

5. Federal Income Tax Status
As of February 28, 2001, the Fund had a net capital loss carryover of approximately $1,798,000, of which $687,000 will be available through February 29, 2008 and $1,111,000 will be available through February 28, 2009 to offset future capital gains to the extent provided by regulations.

Capital losses incurred after October 31 ("post-October losses") within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. The Fund incurred and will elect to defer net capital losses of approximately $3,340,000 during fiscal 2001.

As of February 28, 2001, the Fund had temporary book/tax differences attributable to post-October losses, the mark-to-market of futures contracts and capital loss deferrals on wash sales.

Morgan Stanley S&P 500 Select Fund
NOTES TO FINANCIAL STATEMENTS / / AUGUST 31, 2001 (UNAUDITED) CONTINUED

6. Shares of Beneficial Interest

Transactions in shares of beneficial interest were as follows:

                                      FOR THE SIX               FOR THE YEAR
                                      MONTHS ENDED                 ENDED
                                    AUGUST 31, 2001          FEBRUARY 28, 2001
                                ------------------------  ------------------------
                                  SHARES       AMOUNT       SHARES       AMOUNT
                                ----------  ------------  ----------  ------------
                                      (UNAUDITED)

CLASS A SHARES
Sold..........................      79,342  $    900,009     241,053  $  3,071,236
Redeemed......................    (141,529)   (1,583,868)    (73,604)     (996,582)
                                ----------  ------------  ----------  ------------
Net increase (decrease) --
 Class A......................     (62,187)     (683,859)    167,449     2,074,654
                                ----------  ------------  ----------  ------------
CLASS B SHARES
Sold..........................     772,683     8,600,491   1,972,226    26,235,756
Redeemed......................  (1,564,356)  (17,180,733) (2,027,325)  (26,725,092)
                                ----------  ------------  ----------  ------------
Net decrease -- Class B.......    (791,673)   (8,580,242)    (55,099)     (489,336)
                                ----------  ------------  ----------  ------------
CLASS C SHARES
Sold..........................     114,813     1,281,721     249,030     3,256,227
Redeemed......................    (174,969)   (1,976,726)   (276,303)   (3,673,596)
                                ----------  ------------  ----------  ------------
Net decrease -- Class C.......     (60,156)     (695,005)    (27,273)     (417,369)
                                ----------  ------------  ----------  ------------
CLASS D SHARES
Sold..........................     257,479     2,915,761     422,856     5,477,213
Redeemed......................     (68,414)     (776,243)    (45,853)     (608,146)
                                ----------  ------------  ----------  ------------
Net increase -- Class D.......     189,065     2,139,518     377,003     4,869,067
                                ----------  ------------  ----------  ------------
Net increase (decrease) in
 Fund.........................    (724,951) $ (7,819,588)    462,080  $  6,037,016
                                ==========  ============  ==========  ============

7. Purposes Of And Risks Relating To Certain Financial Instruments
The Fund may purchase and sell stock index futures ("futures contracts") for the following reasons: to simulate full investment in the S&P 500 Index while retaining a cash balance for fund management purposes; to facilitate trading; to reduce transaction costs; or to seek higher investment returns when a futures contract is priced more attractively than stocks comprising the S&P 500 Index.

These futures contracts involve elements of market risk in excess of the amount reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the value of the underlying securities.

At August 31, 2001, the Fund had outstanding futures contracts.

Morgan Stanley S&P 500 Select Fund
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                                                                                     FOR THE PERIOD
                                  FOR THE SIX          FOR THE YEAR           FOR THE YEAR         SEPTEMBER 28, 1998*
                                 MONTHS ENDED              ENDED                  ENDED                  THROUGH
                                AUGUST 31, 2001      FEBRUARY 28, 2001      FEBRUARY 29, 2000       FEBRUARY 28, 1999
                                ---------------      -----------------      -----------------      -------------------
                                  (UNAUDITED)
Class A Shares++
Selected Per Share Data:
Net asset value, beginning of
 period.......................      $11.61                $13.10                 $11.79                  $10.00
                                    ------                ------                 ------                  ------
Income (loss) from investment
 operations:
  Net investment income.......        0.01                  0.03                   0.01                    0.02
  Net realized and unrealized
   gain (loss)................       (1.13)                (1.52)                  1.34                    1.81
                                    ------                ------                 ------                  ------
Total income (loss) from
 investment operations........       (1.12)                (1.49)                  1.35                    1.83
                                    ------                ------                 ------                  ------
Less dividends and
 distributions from:
  Net investment income.......           -                     -                      -                   (0.02)
  Net realized gains..........           -                     -                  (0.04)                  (0.02)
                                    ------                ------                 ------                  ------
Total dividends and
 distributions................           -                     -                  (0.04)                  (0.04)
                                    ------                ------                 ------                  ------
Net asset value, end of
 period.......................      $10.49                $11.61                 $13.10                  $11.79
                                    ======                ======                 ======                  ======
Total Return+.................       (9.65)%(1)           (11.37)%                11.50%                  18.32%(1)
Ratios to Average Net
 Assets(4):
Expenses......................        1.19%(2)              1.16%                  1.22%                   1.23%(2)(3)
Net investment income.........        0.11%(2)              0.22%                  0.11%                   0.38%(2)(3)
Supplemental Data:
Net assets, end of period, in
 thousands....................      $4,870                $6,115                 $4,703                  $3,269
Portfolio turnover rate ......          24%(1)                61%                    26%                      3%(1)

---------------------

 *   COMMENCEMENT OF OPERATIONS.
++ THE PER SHARE AMOUNTS WERE COMPUTED USING AN AVERAGE NUMBER OF SHARES OUTSTANDING DURING THE PERIOD.
 + DOES NOT REFLECT THE DEDUCTION OF SALES CHARGE. CALCULATED BASED ON THE NET ASSET VALUE AS OF THE LAST BUSINESS DAY OF THE PERIOD.
(1)  NOT ANNUALIZED.
(2)  ANNUALIZED.
(3) IF THE FUND HAD BORNE ALL OF ITS EXPENSES THAT WERE REIMBURSED OR WAIVED BY THE INVESTMENT MANAGER, THE ANNUALIZED EXPENSE AND THE NET INVESTMENT INCOME RATIOS WOULD HAVE BEEN 1.55% AND 0.06%, RESPECTIVELY, FOR THE PERIOD ENDED FEBRUARY 28, 1999.
(4) REFLECTS OVERALL FUND RATIOS FOR INVESTMENT INCOME AND NON-CLASS SPECIFIC EXPENSES.

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley S&P 500 Select Fund
FINANCIAL HIGHLIGHTS CONTINUED

                                                                                         FOR THE PERIOD
                                  FOR THE SIX      FOR THE YEAR       FOR THE YEAR     SEPTEMBER 28, 1998*
                                 MONTHS ENDED          ENDED              ENDED              THROUGH
                                AUGUST 31, 2001  FEBRUARY 28, 2001  FEBRUARY 29, 2000   FEBRUARY 28, 1999
                                ---------------  -----------------  -----------------  -------------------
                                  (UNAUDITED)
Class B Shares++
Selected Per Share Data:
Net asset value, beginning of
 period.......................     $  11.42          $  12.98           $  11.76            $  10.00
                                   --------          --------           --------            --------
Income (loss) from investment
 operations:
  Net investment loss.........        (0.04)            (0.07)             (0.08)              (0.02)
  Net realized and unrealized
   gain (loss)................        (1.11)            (1.49)              1.34                1.80
                                   --------          --------           --------            --------
Total income (loss) from
 investment operations........        (1.15)            (1.56)              1.26                1.78
                                   --------          --------           --------            --------
Less distributions from
  net realized gains..........            -                 -              (0.04)              (0.02)++
                                   --------          --------           --------            --------
Net asset value, end of
 period.......................     $  10.27          $  11.42           $  12.98            $  11.76
                                   ========          ========           ========            ========
Total Return+.................       (10.07)%(1)       (12.02)%            10.67%              17.96%(1)
Ratios to Average Net
 Assets(4):
Expenses......................         1.94%(2)          1.92%              1.97%               1.98%(2)(3)
Net investment loss...........        (0.64)%(2)        (0.54)%            (0.64)%             (0.37)%(2)(3)
Supplemental Data:
Net assets, end of period, in
 thousands....................      $75,281           $92,712           $106,070             $83,021
Portfolio turnover rate.......           24%(1)            61%                26%                  3%(1)

---------------------

 *   COMMENCEMENT OF OPERATIONS.
++ THE PER SHARE AMOUNTS WERE COMPUTED USING AN AVERAGE NUMBER OF SHARES OUTSTANDING DURING THE PERIOD.
 + DOES NOT REFLECT THE DEDUCTION OF SALES CHARGE. CALCULATED BASED ON THE NET ASSET VALUE AS OF THE LAST BUSINESS DAY OF THE PERIOD.
++   INCLUDES $0.002 OF DIVIDENDS FROM NET INVESTMENT INCOME.
(1)  NOT ANNUALIZED.
(2)  ANNUALIZED.
(3) IF THE FUND HAD BORNE ALL OF ITS EXPENSES THAT WERE REIMBURSED OR WAIVED BY THE INVESTMENT MANAGER, THE ANNUALIZED EXPENSE AND THE NET INVESTMENT INCOME RATIOS WOULD HAVE BEEN 2.30% AND (0.69)%, RESPECTIVELY, FOR PERIOD ENDED FEBRUARY 28, 1999.
(4) REFLECTS OVERALL FUND RATIOS FOR INVESTMENT INCOME AND NON-CLASS SPECIFIC EXPENSES.

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley S&P 500 Select Fund
FINANCIAL HIGHLIGHTS CONTINUED

                                                                                         FOR THE PERIOD
                                  FOR THE SIX      FOR THE YEAR       FOR THE YEAR     SEPTEMBER 28, 1998*
                                 MONTHS ENDED          ENDED              ENDED              THROUGH
                                AUGUST 31, 2001  FEBRUARY 28, 2001  FEBRUARY 29, 2000   FEBRUARY 28, 1999
                                ---------------  -----------------  -----------------  -------------------
                                  (UNAUDITED)
Class C Shares++
Selected Per Share Data:
Net asset value, beginning of
 period.......................      $11.43            $ 12.98            $11.77              $10.00
                                    ------            -------            ------              ------
Income (loss) from investment
 operations:
  Net investment loss.........       (0.04)             (0.05)            (0.08)              (0.02)
  Net realized and unrealized
   gain (loss)................       (1.10)             (1.50)             1.33                1.81
                                    ------            -------            ------              ------
Total income (loss) from
 investment operations........       (1.14)             (1.55)             1.25                1.79
                                    ------            -------            ------              ------
Less distributions
  from net realized gains.....           -                  -             (0.04)              (0.02)++
                                    ------            -------            ------              ------
Net asset value, end of
 period.......................      $10.29            $ 11.43            $12.98              $11.77
                                    ======            =======            ======              ======
Total Return+.................      (10.05)%(1)        (11.86)%           10.67%              17.94%(1)
Ratios to Average Net
 Assets(4):
Expenses......................        1.94%(2)           1.80%             1.97%               1.98%(2)(3)
Net investment loss...........       (0.64)%(2)         (0.42)%           (0.64)%             (0.37)%(2)(3)
Supplemental Data:
Net assets, end of period, in
 thousands....................      $6,339             $7,734            $9,131              $6,417
Portfolio turnover rate.......          24%(1)             61%               26%                  3%(1)

---------------------

 *   COMMENCEMENT OF OPERATIONS.
++ THE PER SHARE AMOUNTS WERE COMPUTED USING AN AVERAGE NUMBER OF SHARES OUTSTANDING DURING THE PERIOD.
 + DOES NOT REFLECT THE DEDUCTION OF SALES CHARGE. CALCULATED BASED ON THE NET ASSET VALUE AS OF THE LAST BUSINESS DAY OF THE PERIOD.
++   INCLUDES $.000859 OF DIVIDENDS FROM NET INVESTMENT INCOME.
(1)  NOT ANNUALIZED.
(2)  ANNUALIZED.
(3) IF THE FUND HAD BORNE ALL OF ITS EXPENSES THAT WERE REIMBURSED OR WAIVED BY THE INVESTMENT MANAGER, THE ANNUALIZED EXPENSE AND THE NET INVESTMENT INCOME RATIOS WOULD HAVE BEEN 2.30% AND (0.69)%, RESPECTIVELY, FOR THE PERIOD ENDED FEBRUARY 28, 1999.
(4) REFLECTS OVERALL FUND RATIOS FOR INVESTMENT INCOME AND NON-CLASS SPECIFIC EXPENSES.

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley S&P 500 Select Fund
FINANCIAL HIGHLIGHTS CONTINUED

                                                                                         FOR THE PERIOD
                                  FOR THE SIX      FOR THE YEAR       FOR THE YEAR     SEPTEMBER 28, 1998*
                                 MONTHS ENDED          ENDED              ENDED              THROUGH
                                AUGUST 31, 2001  FEBRUARY 28, 2001  FEBRUARY 29, 2000   FEBRUARY 28, 1999
                                ---------------  -----------------  -----------------  -------------------
                                  (UNAUDITED)
Class D Shares++
Selected Per Share Data:
Net asset value, beginning of
 period.......................      $ 11.67           $ 13.14            $11.79              $10.00
                                    -------           -------            ------              ------
Income (loss) from investment
 operations:
  Net investment income.......         0.02              0.07              0.04                0.02
  Net realized and unrealized
   gain (loss)................        (1.13)            (1.54)             1.35                1.81
                                    -------           -------            ------              ------
Total income (loss) from
 investment operations........        (1.11)            (1.47)             1.39                1.83
                                    -------           -------            ------              ------
Less dividends and
 distributions from:
  Net investment income.......            -                 -                 -               (0.02)
  Net realized gains..........            -                 -             (0.04)              (0.02)
                                    -------           -------            ------              ------
Total dividends and
 distributions................            -                 -             (0.04)              (0.04)
                                    -------           -------            ------              ------
Net asset value, end of
 period.......................      $ 10.56           $ 11.67            $13.14              $11.79
                                    =======           =======            ======              ======
Total Return+.................        (9.51)%(1)       (11.19)%           11.84%              18.38%(1)
Ratios to Average Net
 Assets(4):
Expenses......................         0.94%(2)          0.92%             0.97%               0.98%(2)(3)
Net investment income.........         0.36%(2)          0.46%             0.36%               0.63%(2)(3)
Supplemental Data:
Net assets, end of period, in
 thousands....................       $6,903            $5,427            $1,153                $203
Portfolio turnover rate.......           24%(1)            61%               26%                  3%(1)

---------------------

 *   COMMENCEMENT OF OPERATIONS.
++ THE PER SHARE AMOUNTS WERE COMPUTED USING AN AVERAGE NUMBER OF SHARES OUTSTANDING DURING THE PERIOD.
 + CALCULATED BASED ON THE NET ASSET VALUE AS OF THE LAST BUSINESS DAY OF THE PERIOD.
(1)  NOT ANNUALIZED.
(2)  ANNUALIZED.
(3) IF THE FUND HAD BORNE ALL OF ITS EXPENSES THAT WERE REIMBURSED OR WAIVED BY THE INVESTMENT MANAGER, THE ANNUALIZED EXPENSE AND THE NET INVESTMENT INCOME RATIOS WOULD HAVE BEEN 1.30% AND 0.31%, RESPECTIVELY, FOR THE PERIOD ENDED FEBRUARY 28, 1999.
(4) REFLECTS OVERALL FUND RATIOS FOR INVESTMENT INCOME AND NON-CLASS SPECIFIC EXPENSES.

                       SEE NOTES TO FINANCIAL STATEMENTS

TRUSTEES

Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
Wayne E. Hedien
James F. Higgins
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS

Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Mitchell M. Merin
President

Barry Fink
Vice President, Secretary and General Counsel

Guy G. Rutherfurd, Jr.
Vice President

Jason Norris
Vice President

Thomas F. Caloia
Treasurer

TRANSFER AGENT

Morgan Stanley Dean Witter Trust FSB
Harborside Financial Center - Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT AUDITORS

Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281

INVESTMENT MANAGER

Morgan Stanley Investment Advisors Inc.
1221 Avenue of the Americas
New York, New York 10020

The financial statements included herein have been taken from the records of the Fund without examination by the independent auditors and accordingly they do not express an opinion thereon.

This report is submitted for the general information of shareholders of the Fund. For more detailed information about the Fund, its officers and trustees, fees, expenses and other pertinent information, please see the prospectus of the Fund.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus. Read the prospectus carefully before investing.

Morgan Stanley Distributors Inc., member NASD.


[MORGAN STANLEY LOGO]

[ARTWORK]

Morgan Stanley
S&P 500 Select Fund



SEMIANNUAL REPORT
AUGUST 31, 2001

                        MORGAN STANLEY S&P 500 INDEX FUND
                                     PART B
                       STATEMENT OF ADDITIONAL INFORMATION


     This Statement of Additional Information relates to the shares of Morgan Stanley S&P 500 Index Fund ("S&P 500 Fund") to be issued pursuant to an Agreement and Plan of Reorganization, dated January 24, 2002, between S&P 500 Fund and Morgan Stanley S&P 500 Select Fund ("S&P 500 Select") in connection with the acquisition by S&P 500 Fund of substantially all of the assets, subject to stated liabilities, of S&P 500 Select. This Statement of Additional Information does not constitute a prospectus. This Statement of Additional Information does not include all information that a shareholder should consider before voting on the proposals contained in the Proxy Statement and Prospectus and, therefore, should be read in conjunction with the related Proxy Statement and Prospectus, dated [APRIL ], 2002. A copy of the Proxy Statement and Prospectus may be obtained without charge by mailing a written request to S&P 500 Fund at c/o Morgan Stanley Trust, Harborside Financial Center, Plaza Two, Jersey City, New Jersey 07311 or by calling (800) 869-6397 (TOLL FREE). Please retain this document for future reference.


     The date of this Statement of Additional Information is [APRIL ], 2002.

                               TABLE OF CONTENTS


                                                        PAGE
                                                       -----
INTRODUCTION .......................................     B-3
ADDITIONAL INFORMATION ABOUT S&P 500 FUND ..........     B-3
FINANCIAL STATEMENTS ...............................     B-4

                                  INTRODUCTION

     This Statement of Additional Information is intended to supplement the
information provided in the Proxy Statement and Prospectus dated [APRIL   ],
2002 (the "Proxy Statement and Prospectus"). The Proxy Statement and Prospectus has been sent to S&P 500 Select shareholders in connection with the solicitation of proxies by the Board of Trustees of S&P 500 Select to be voted at the Special Meeting of shareholders of S&P 500 Select to be held on June 19, 2002. This Statement of Additional Information incorporates by reference the Statement of Additional Information of S&P 500 Fund dated October 31, 2001 and the Statement of Additional Information of S&P 500 Select dated April 30, 2001.

                   ADDITIONAL INFORMATION ABOUT S&P 500 FUND

INVESTMENT OBJECTIVES AND POLICIES

     For additional information about S&P 500 Fund's investment objectives and policies, see "Description of the Fund and Its Investments and Risks" in S&P 500 Fund's Statement of Additional Information.

MANAGEMENT

     For additional information about the Board of Trustees, officers and management personnel of S&P 500 Fund, see "Management of the Fund" and "Investment Management and Other Services" in S&P 500 Fund's Statement of Additional Information.

INVESTMENT ADVISORY AND OTHER SERVICES

     For additional information about S&P 500 Fund's Investment Manager, independent auditors, and other services provided to S&P 500 Fund, see "Investment Management and Other Services" in S&P 500 Fund's Statement of Additional Information.

PORTFOLIO TRANSACTIONS AND BROKERAGE

     For additional information about brokerage allocation practices, see "Brokerage Allocation and Other Practices" in S&P 500 Fund's Statement of Additional Information.

DESCRIPTION OF FUND SHARES

     For additional information about the voting rights and other characteristics of the shares of S&P 500 Fund, see "Capital Stock and Other Securities" in S&P 500 Fund's Statement of Additional Information.

PURCHASE, REDEMPTION AND PRICING OF SHARES

     For additional information about the purchase and redemption of S&P 500 Fund's shares and the determination of net asset value, see "Purchase, Redemption and Pricing of Shares" in S&P 500 Fund's Statement of Additional Information.

DIVIDENDS, DISTRIBUTIONS AND TAX STATUS

     For additional information about S&P 500 Fund's policies regarding dividends and distributions and tax matters affecting S&P 500 Fund and its shareholders, see "Taxation of the Fund and Shareholders" in S&P 500 Fund's Statement of Additional Information.

DISTRIBUTION OF SHARES

     For additional information about S&P 500 Fund's Distributor and the Distribution Agreement between S&P 500 Fund and its Distributor, see "Investment Management and Other Services" and "Underwriters" in S&P 500 Fund's Statement of Additional Information.

PERFORMANCE DATA

     For additional information about S&P 500 Fund's performance, see "Calculation of Performance Data" in S&P 500 Fund's Statement of Additional Information.

                             FINANCIAL STATEMENTS

     S&P 500 Fund's most recent audited financial statements are set forth in S&P 500 Fund's Annual Report for the fiscal year ended August 31, 2001. A copy of the Annual Report accompanies, and is incorporated by reference in, the Proxy Statement and Prospectus. S&P 500 Select's most recent audited financial statements are set forth in S&P 500 Select's Annual Report for the fiscal year ended February 28, 2001, and S&P 500 Select's updated, unaudited financial statements are set forth in its Semi-Annual Report for the six-month period ended August 31, 2001, which are incorporated by reference in the Proxy Statement and Prospectus.

STATEMENT OF ADDITIONAL INFORMATION         Morgan Stanley
                                            S&P 500 Index Fund
October 31, 2001

--------------------------------------------------------------------------------

     This Statement of Additional Information is not a prospectus. The Prospectus (dated October 31, 2001) for the Morgan Stanley S&P 500 Index Fund may be obtained without charge from the Fund at its address or telephone number listed below or from Morgan Stanley DW Inc. at any of its branch offices.


Morgan Stanley
S&P 500 Index Fund
c/o Morgan Stanley Dean Witter Trust FSB
Harborside Financial Center, Plaza Two
Jersey City, NJ 07311
(800) 869-NEWS

TABLE OF CONTENTS
--------------------------------------------------------------------------------


I.    Fund History ......................................................   4
II.   Description of the Fund and Its Investments and Risks .............   4
         A. Classification ..............................................   4
         B. Investment Strategies and Risks .............................   4
         C. Fund Policies/Investment Restrictions .......................   7
III.  Management of the Fund ............................................   9
         A. Board of Trustees ...........................................   9
         B. Management Information ......................................   9
         C. Compensation ................................................  13
IV.   Control Persons and Principal Holders of Securities ...............  15
V.    Investment Management and Other Services ..........................  15
         A. Investment Manager ..........................................  15
         B. Principal Underwriter .......................................  16
         C. Services Provided by the Investment Manager .................  16
         D. Dealer Reallowances .........................................  17
         E. Rule 12b-1 Plan .............................................  17
         F.  Other Service Providers ....................................  21
         G.  Codes of Ethics ............................................  22
VI.   Brokerage Allocation and Other Practices ..........................  22
         A. Brokerage Transactions ......................................  22
         B. Commissions .................................................  22
         C. Brokerage Selection .........................................  23
         D. Directed Brokerage ..........................................  23
         E. Regular Broker-Dealers ......................................  23
VII.  Capital Stock and Other Securities ................................  24
VIII. Purchase, Redemption and Pricing of Shares ........................  24
         A. Purchase/Redemption of Shares ...............................  24
         B. Offering Price ..............................................  25
IX.   Taxation of the Fund and Shareholders .............................  26
X.    Underwriters ......................................................  28
XI.   Calculation of Performance Data ...................................  28
XII.  Financial Statements ..............................................  29

                      Glossary of Selected Defined Terms

     The terms defined in this glossary are frequently used in this Statement of Additional Information (other terms used occasionally are defined in the text of the document).


     "Custodian" - The Bank of New York.

     "Distributor" - Morgan Stanley Distributors Inc., a wholly-owned broker-dealer subsidiary of Morgan Stanley.

     "Financial Advisors" - Morgan Stanley authorized financial services representatives.

     "Fund" - Morgan Stanley S&P 500 Index Fund, a registered open-end investment company.


     "Independent Trustees" - Trustees who are not "interested persons" (as defined by the Investment Company Act) of the Fund.


     "Investment Manager" - Morgan Stanley Investment Advisors Inc., a wholly-owned investment advisor subsidiary of Morgan Stanley.

     "Morgan Stanley" - Morgan Stanley Dean Witter & Co., a preeminent global financial services firm.

     "Morgan Stanley & Co." - Morgan Stanley & Co. Incorporated, a wholly-owned broker-dealer subsidiary of Morgan Stanley.

     "Morgan Stanley DW" - Morgan Stanley DW Inc., a wholly-owned broker-dealer subsidiary of Morgan Stanley.

     "Morgan Stanley Funds" - Registered investment companies (i) for which the Investment Manager serves as the investment advisor; and (ii) that hold themselves out to investors as related companies for investment and investor services.

     "Morgan Stanley Services" - Morgan Stanley Services Company Inc., a wholly-owned fund services subsidiary of the Investment Manager.

     "Transfer Agent" - Morgan Stanley Dean Witter Trust FSB, a wholly-owned transfer agent subsidiary of Morgan Stanley.


     "Trustees" - The Board of Trustees of the Fund.

I. FUND HISTORY
--------------------------------------------------------------------------------

     The Fund was organized as a Massachusetts business trust, under a Declaration of Trust, on June 18, 1997, under the name Dean Witter S&P 500 Index Fund. Effective June 22, 1998, the Fund's name was changed to Morgan Stanley Dean Witter S&P 500 Index Fund. Effective June 18, 2001, the Fund's name was changed to Morgan Stanley S&P 500 Index Fund.


II. DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS
--------------------------------------------------------------------------------
A. CLASSIFICATION

     The Fund is an open-end, diversified management investment company whose investment objective is to seek to provide investment results that, before expenses, correspond to the total return (i.e., the combination of capital changes and income) of the Standard & Poor's(Reg. TM) 500 Composite Stock Price Index ("S&P 500 Index").

B. INVESTMENT STRATEGIES AND RISKS

     The following discussion of the Fund's investment strategies and risks should be read with the sections of the Fund's Prospectus titled "Principal Investment Strategies," "Principal Risks," "Additional Investment Strategy Information" and "Additional Risk Information."

     ADDITIONAL INFORMATION CONCERNING THE S&P 500 INDEX. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies Inc. ("S&P"). S&P makes no representation or warranty, express or implied, to the owners of shares of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the Fund is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the Fund. S&P has no obligation to take the needs of the Fund or the owners of shares of the Fund into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Fund or the timing of the issuance of sale of shares of the Fund. S&P has no obligation or liability in connection with the administration, marketing or trading of the Fund.

     S&P does not guarantee the accuracy and/or the completeness of the S&P 500 Index or any data included therein and S&P shall have no liability for any errors, omissions, or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by the Fund, owners of shares of the Fund, or any other person or entity from the use of the S&P 500 Index or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500 Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.

     STOCK INDEX FUTURES TRANSACTIONS. The Fund may invest in stock index futures.

     A futures contract purchaser incurs an obligation to take delivery of a specified amount of the obligation underlying the contract at a specified time in the future for a specified price. A seller of a futures contract incurs an obligation to deliver the specified amount of the underlying obligation at a specified time in return for an agreed upon price.

     Index futures contracts provide for the delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the open or close of the last trading day of the contract and the futures contract price. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of the specific type of security and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same aggregate amount of the specific type of security and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss. There is no assurance that the Fund will be able to enter into a closing transaction.


     Margin. If the Fund enters into a futures contract, it is initially required to deposit an "initial margin" of cash, U.S. government securities or other liquid portfolio securities ranging from approximately 2% to 5% of the contract amount. Initial margin requirements are established by the exchanges on which futures contracts trade and may, from time to time, change. In addition, brokers may establish margin deposit requirements in excess of those required by the exchanges.

     Initial margin in futures transactions is different from margin in securities transactions in that initial margin does not involve the borrowing of funds by a broker's client but is, rather, a good faith deposit on the futures contract which will be returned to the Fund upon the proper termination of the futures contract. The margin deposits made are marked to market daily and the Fund may be required to make subsequent deposits of cash, U.S. government securities or other liquid portfolio securities, called "variation margin," which are reflective of price fluctuations in the futures contract.


     Limitations on Futures Contracts. The Fund may not enter into futures contracts if, immediately thereafter, the amount committed to margin plus the amount paid for premiums for unexpired options on futures contracts exceeds 5% of the value of the Fund's total assets, after taking into account unrealized gains and unrealized losses on such contracts it has entered into. However, there is no overall limitation on the percentage of the Fund's net assets which may be subject to a hedge position.

     Risks of Transactions in Futures Contracts. The prices of indexes subject to futures contracts (and thereby the futures contract prices) may correlate imperfectly with the behavior of the cash prices of the Fund's portfolio securities. A correlation may also be distorted (a) temporarily, by short-term traders' seeking to profit from the difference between a contract or security price objective and their cost of borrowed funds; (b) by investors in futures contracts electing to close out their contracts through offsetting transactions rather than meet margin deposit requirements; (c) by investors in futures contracts opting to make or take delivery of underlying securities rather than engage in closing transactions, thereby reducing liquidity of the futures market; and (d) temporarily, by speculators who view the deposit requirements in the futures markets as less onerous than margin requirements in the cash market. Due to the possibility of price distortion in the futures market and because of the possible imperfect correlation between movements in the prices of securities and movements in the prices of futures contracts, a correct forecast or market movement trends by the Investment Manager may still not result in a successful hedging transaction.

     There is no assurance that a liquid secondary market will exist for futures contracts in which the Fund may invest. In the event a liquid market does not exist, it may not be possible to close out a futures position and, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. The absence of a liquid market in futures conracts might cause the Fund to make or take delivery of the underlying securities at a time when it may be disadvantageous to do so.

     Exchanges also limit the amount by which the price of a futures contract may move on any day. If the price moves equal the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin on open futures positions. In these situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. The inability to close out options and futures positions could also have an adverse impact on the Fund's ability to effectively hedge its portfolio.

     In the event of the bankruptcy of a broker through which the Fund engages in transactions in futures the Fund could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker.

     If the Fund maintains a short position in a futures contract it will cover this position by holding, in a segregated account maintained on the books of the Fund, cash, U.S. government securities or other liquid portfolio securities equal in value (when added to any initial or variation margin on deposit) to the market value of the securities underlying the futures contract. Such a position may also be covered by owning the securities underlying the futures contract (in the case of a stock index futures contract a portfolio of securities substantially replicating the relevant index).

     In addition, if the Fund holds a long position in a futures contract it will hold cash, U.S. government securities or other liquid portfolio securities equal to the purchase price of the contract (less the amount of initial or variation margin on deposit) in a segregated account maintained on the books of the Fund.

     MONEY MARKET SECURITIES. The Fund may invest in various money market securities for cash management purposes, which among others may include commercial paper, bank acceptances, bank obligations, corporate debt securities, certificates of deposit, U.S. Government securities, obligations of savings institutions and repurchase agreements. Such securities are limited to:

     U.S. Government Securities. Obligations issued or guaranteed as to principal and interest by the United States or its agencies (such as the Export-Import Bank of the United States, Federal Housing Administration and Government National Mortgage Association) or its instrumentalities (such as the Federal Home Loan Bank), including Treasury bills, notes and bonds;

     Bank Obligations. Obligations (including certificates of deposit, time deposits and bankers' acceptances) of banks subject to regulation by the U.S. Government and having total assets of $1 billion or more, and instruments secured by such obligations, not including obligations of foreign branches of domestic banks except to the extent below;

     Eurodollar Certificates of Deposit. Eurodollar certificates of deposit issued by foreign branches of domestic banks having total assets of $1 billion or more;

     Obligations of Savings Institutions. Certificates of deposit of savings banks and savings and loan associations, having total assets of $1 billion or more;

     Fully Insured Certificates of Deposit. Certificates of deposit of banks and savings institutions, having total assets of less than $1 billion, if the principal amount of the obligation is federally insured by the Bank Insurance Fund or the Savings Association Insurance Fund (each of which is administered by the FDIC), limited to $100,000 principal amount per certificate and to 15% or less of the Fund's total assets in all such obligations and in all illiquid assets, in the aggregate;


     Commercial Paper. Commercial paper rated within the two highest grades by Standard & Poor's Corporation ("S&P") or by Moody's Investors Service, Inc. ("Moody's") or, if not rated, issued by a company having an outstanding debt issue rated at least AAA by S&P or Aaa by Moody's; and


     Repurchase Agreements. When cash may be available for only a few days, it may be invested by the Fund in repurchase agreements until such time as it may otherwise be invested or used for payments of obligations of the Fund. These agreements, which may be viewed as a type of secured lending by the Fund, typically involve the acquisition by the Fund of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Fund will sell back to the institution, and that the institution will repurchase, the underlying security serving as collateral at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The collateral will be marked-to-market daily to determine that the value of the collateral, as specified in the agreement, does not decrease below the purchase price plus accrued interest. If such decrease occurs, additional collateral will be requested and, when received, added to the account to maintain full collateralization. The Fund will accrue interest from the institution until the time when the repurchase is to occur. Although this date is deemed by the Fund to be the maturity date of a repurchase agreement, the maturities of securities subject to repurchase agreements are not subject to any limits.


     While repurchase agreements involve certain risks not associated with direct investments in debt securities, the Fund follows procedures approved by the Trustees designed to minimize such risks.

These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose financial condition will be continually monitored by the Investment Manager. In addition, as described above, the value of the collateral underlying the repurchase agreement will be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral. However, the exercising of the Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. It is the current policy of the Fund not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the Fund, amounts to more than 15% of its total assets.


     LENDING PORTFOLIO SECURITIES. The Fund may lend its portfolio securities to brokers, dealers and other financial institutions, provided that the loans are callable at any time by the Fund, and are at all times secured by cash or cash equivalents, which are maintained in a segregated account pursuant to applicable regulations and that are equal to at least 100% of the market value, determined daily, of the loaned securities. The advantage of these loans is that the Fund continues to receive the income on the loaned securities while at the same time earning interest on the cash amounts deposited as collateral, which will be invested in short-term obligations. The Fund will not lend more than 20% of the value of its total assets.

     A loan may be terminated by the borrower on one business day's notice, or by the Fund on four business days' notice. If the borrower fails to deliver the loaned securities within four days after receipt of notice, the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and, in some cases, even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms deemed by the Fund's management to be creditworthy and when the income which can be earned from such loans justifies the attendant risks. Upon termination of the loan, the borrower is required to return the securities to the Fund. Any gain or loss in the market price during the loan period would inure to the Fund.

     When voting or consent rights which accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loaned securities, to be delivered within one day after notice, to permit the exercise of the rights if the matters involved would have a material effect on the Fund's investment in the loaned securities. The Fund will pay reasonable finder's, administrative and custodial fees in connection with a loan of its securities.

C. FUND POLICIES/INVESTMENT RESTRICTIONS


     The investment objective, policies and restrictions listed below have been adopted by the Fund as fundamental policies. Under the Investment Company Act of 1940, as amended (the "Investment Company Act"), a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of the Fund. The Investment Company Act defines a majority as the lesser of (a) 67% or more of the shares present at a meeting of shareholders, if the holders of 50% of the outstanding shares of the Fund are present or represented by proxy; or (b) more than 50% of the outstanding shares of the Fund. For purposes of the following restrictions: (i) all percentage limitations apply immediately after a purchase or initial investment; and (ii) any subsequent change in any applicable percentage resulting from market fluctuations or other changes in total or net assets does not require elimination of any security from the portfolio.


     The Fund will:

    1. Seek to provide investment results that, before expenses, correspond to the total return (i.e., the combination of capital changes and income) of the Standard & Poor's 500 Composite Stock Price Index.

   The Fund may not:

    1. With respect to 75% of its total assets, invest more than 5% of the value of its total assets in the securities of any one issuer (other than obligations issued, or guaranteed by, the United States Government, its agencies or instrumentalities), except that the Fund may invest all or substantially all of its assets in another registered investment company having the same investment objective and policies and substantially the same investment restrictions as the Fund.

    2. With respect to 75% of its total assets, purchase more than 10% of all outstanding voting securities or any class of securities of any one issuer, except that the Fund may invest all or substantially all of its assets in another registered investment company having the same investment objective and policies and substantially the same investment restrictions as the Fund.

    3. Invest 25% or more of the value of its total assets in securities of issuers in any one industry. This restriction does not apply to obligations issued or guaranteed by the United States Government or its agencies or instrumentalities.

    4. Purchase or sell real estate or interests therein (including limited partnership interests), although the Fund may purchase securities of issuers which engage in real estate operations and securities secured by real estate or interests therein.

    5. Purchase or sell commodities or commodities contracts except that the Fund may purchase or sell index futures contracts.

    6. Purchase oil, gas or other mineral leases, rights or royalty contracts or exploration or development programs, except that the Fund may invest in the securities of companies which operate, invest in, or sponsor such programs.

    7. Borrow money, except that the Fund may borrow from a bank for temporary or emergency purposes in amounts not exceeding 5% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed).

    8. Pledge its assets or assign or otherwise encumber them except to secure permitted borrowings.

    9. Issue senior securities as defined in the Act except insofar as the Fund may be deemed to have issued a senior security by reason of: (a) entering into any repurchase agreement; (b) purchasing or selling futures contracts or options; (c) borrowing money in accordance with restrictions described above; (d) purchasing any securities on a when-issued or delayed delivery basis; or (e) lending portfolio securities.

   10. Make loans of money or securities, except: (a) by the purchase of debt obligations; (b) by investment in repurchase agreements; or (c) by lending its portfolio securities.

   11. Make short sales of securities.

   12. Purchase securities on margin, except for such short-term loans as are necessary for the clearance of portfolio securities. The deposit or payment by the Fund of initial or variation margin in connection with futures contracts or related options thereon is not considered the purchase of a security on margin.

   13. Invest more than 15% of its total assets in "illiquid securities" (securities for which market quotations are not readily available), restricted securities and repurchase agreements which have a maturity of longer than seven days.

   14. Engage in the underwriting of securities, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 in disposing of a portfolio security.

   15. Invest for the purpose of exercising control or management of any other issuer, except that the Fund may invest all or substantially all of its assets in another registered investment company having the same investment objective and policies and substantially the same investment restrictions as the Fund.

III. MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------
A. BOARD OF TRUSTEES

     The Board of Trustees of the Fund oversees the management of the Fund but does not itself manage the Fund. The Trustees review various services provided by or under the direction of the Investment Manager to ensure that the Fund's general investment policies and programs are properly carried out. The Trustees also conduct their review to ensure that administrative services are provided to the Fund in a satisfactory manner.

     Under state law, the duties of the Trustees are generally characterized as a duty of loyalty and a duty of care. The duty of loyalty requires a Trustee to exercise his or her powers in the interest of the Fund and not the Trustee's own interest or the interest of another person or organization. A Trustee satisfies his or her duty of care by acting in good faith with the care of an ordinarily prudent person and in a manner the Trustee reasonably believes to be in the best interest of the Fund and its shareholders.

B. MANAGEMENT INFORMATION


     TRUSTEES AND OFFICERS. The Board of the Fund consists of nine (9) Trustees. These same individuals also serve as directors or trustees for all of the Morgan Stanley Funds. Six Trustees (67% of the total number) have no affiliation or business connection with the Investment Manager or any of its affiliated persons and do not own any stock or other securities issued by the Investment Manager's parent company, Morgan Stanley. These are the "non-interested" or "independent" Trustees. The other three Trustees (the "management Trustees") are affiliated with the Investment Manager.

     The Trustees and executive officers of the Fund, their principal business occupations during the last five years and their affiliations, if any, with the Investment Manager, and with the Morgan Stanley Funds (there were 97 such Funds as of the calendar year ended December 31, 2000), are shown below.



 NAME, AGE, POSITION WITH FUND AND ADDRESS        PRINCIPAL OCCUPATIONS DURING LAST FIVE YEARS
-------------------------------------------   ---------------------------------------------------
Michael Bozic (60) ........................   Retired; Director or Trustee of the Morgan Stanley
Trustee                                       Funds; formerly Vice Chairman of Kmart
c/o Mayer, Brown & Platt                      Corporation (December 1998-October 2000),
Counsel to the Independent Trustees           Chairman and Chief Executive Officer of Levitz
1675 Broadway                                 Furniture Corporation (November 1995-November
New York, New York                            1998) and President and Chief Executive Officer of
                                              Hills Department Stores (May 1991-July 1995);
                                              formerly variously Chairman, Chief Executive
                                              Officer, President and Chief Operating Officer
                                              (1987-1991) of the Sears Merchandise Group of
                                              Sears, Roebuck and Co.; Director of Weirton Steel
                                              Corporation.

Charles A. Fiumefreddo* (68) ..............   Chairman, Director or Trustee and Chief Executive
Chairman of the Board, Chief                  Officer of the Morgan Stanley Funds; formerly
Executive Officer and Trustee                 Chairman, Chief Executive Officer and Director of
c/o Morgan Stanley Dean Witter Trust FSB      the Investment Manager, the Distributor and
Harborside Financial Center, Plaza Two        Morgan Stanley Services; Executive Vice President
Jersey City, New Jersey                       and Director of Morgan Stanley DW; Chairman and
                                              Director of the Transfer Agent; formerly Director
                                              and/or officer of various Morgan Stanley
                                              subsidiaries (until June 1998).

 NAME, AGE, POSITION WITH FUND AND ADDRESS         PRINCIPAL OCCUPATIONS DURING LAST FIVE YEARS
-------------------------------------------   -----------------------------------------------------
Edwin J. Garn (69) ........................   Director or Trustee of the Morgan Stanley Funds;
Trustee                                       formerly United States Senator (R-Utah) (1974-
c/o Summit Ventures LLC                       1992) and Chairman, Senate Banking Committee
1 Utah Center                                 (1980-1986); formerly Mayor of Salt Lake City,
201 S. Main Street                            Utah (1971-1974); formerly Astronaut, Space
Salt Lake City, Utah                          Shuttle Discovery (April 12-19, 1985); Vice
                                              Chairman, Huntsman Corporation (chemical
                                              company); Director of Franklin Covey (time
                                              management systems), BMW Bank of North
                                              America, Inc. (industrial loan corporation), United
                                              Space Alliance (joint venture between Lockheed
                                              Martin and the Boeing Company) and Nuskin Asia
                                              Pacific (multilevel marketing); member of the Utah
                                              Regional Advisory Board of Pacific Corp.; member
                                              of the board of various civic and charitable
                                              organizations.

Wayne E. Hedien (67) ......................   Retired; Director or Trustee of the Morgan Stanley
Trustee                                       Funds; Director of The PMI Group, Inc. (private
c/o Mayer, Brown & Platt                      mortgage insurance); Trustee and Vice Chairman
Counsel to the Independent Trustees           of The Field Museum of Natural History; formerly
1675 Broadway                                 associated with the Allstate Companies (1966-
New York, New York                            1994), most recently as Chairman of The Allstate
                                              Corporation (March 1993-December 1994) and
                                              Chairman and Chief Executive Officer of its wholly-
                                              owned subsidiary, Allstate Insurance Company
                                              (July 1989-December 1994); director of various
                                              other business and charitable organizations.

James F. Higgins* (53) ....................   Chairman of the Individual Investor Group of
Trustee                                       Morgan Stanley (since August 2000); Director of
c/o Morgan Stanley Dean Witter Trust FSB      the Transfer Agent, the Distributor and Dean Witter
Harborside Financial Center, Plaza Two        Realty Inc.; Director or Trustee of the Morgan
Jersey City, New Jersey                       Stanley Funds (since June 2000); previously
                                              President and Chief Operating Officer of the Private
                                              Client Group of Morgan Stanley (May 1999-August
                                              2000), President and Chief Operating Officer of
                                              Individual Securities of Morgan Stanley (February
                                              1997-May 1999), President and Chief Operating
                                              Officer of Dean Witter Securities of Morgan Stanley
                                              (1995-February 1997) and Director (1985-1997) of
                                              Morgan Stanley DW.

Dr. Manuel H. Johnson (52) ................   Senior Partner, Johnson Smick International, Inc.,
Trustee                                       a consulting firm; Co-Chairman and a founder of
c/o Johnson Smick International, Inc.         the Group of Seven Council (G7C), an international
1133 Connecticut Avenue, N.W.                 economic commission; Chairman of the Audit
Washington, D.C.                              Committee and Director or Trustee of the Morgan
                                              Stanley Funds; Director of NVR, Inc. (home
                                              construction); Chairman and Trustee of the
                                              Financial Accounting Foundation (oversight
                                              organization of the Financial Accounting Standards
                                              Board); formerly Vice Chairman of the Board of
                                              Governors of the Federal Reserve System and
                                              Assistant Secretary of the U.S. Treasury.

 NAME, AGE, POSITION WITH FUND AND ADDRESS         PRINCIPAL OCCUPATIONS DURING LAST FIVE YEARS
-------------------------------------------   -----------------------------------------------------
Michael E. Nugent (65) ....................   General Partner, Triumph Capital, L.P., a private
Trustee                                       investment partnership; Chairman of the Insurance
c/o Triumph Capital, L.P.                     Committee and Director or Trustee of the Morgan
237 Park Avenue                               Stanley Funds; director/trustee of various
New York, New York                            investment companies managed by Morgan
                                              Stanley Investment Management Inc. and Morgan
                                              Stanley Investments LP (since July 2001); formerly
                                              Vice President, Bankers Trust Company and BT
                                              Capital Corporation; director of various business
                                              organizations.

Philip J. Purcell* (58) ...................   Chairman of the Board of Directors and Chief
Trustee                                       Executive Officer of Morgan Stanley, Morgan
1585 Broadway                                 Stanley DW and Novus Credit Services Inc.;
New York, New York                            Director of the Distributor; Director or Trustee of
                                              the Morgan Stanley Funds; Director of American
                                              Airlines, Inc. and its parent company, AMR
                                              Corporation; Director and/or officer of various
                                              Morgan Stanley subsidiaries.

John L. Schroeder (71) ....................   Retired; Chairman of the Derivatives Committee
Trustee                                       and Director or Trustee of the Morgan Stanley
c/o Mayer, Brown & Platt                      Funds; Director of Citizens Communications
Counsel to the Independent Trustees           Company (telecommunication company); formerly
1675 Broadway                                 Executive Vice President and Chief Investment
New York, New York                            Officer of the Home Insurance Company
                                              (August 1991-September 1995).

Mitchell M. Merin (48) ....................   President and Chief Operating Officer of Asset
President                                     Management of Morgan Stanley Investment
1221 Avenue of the Americas                   Management (since December 1998); President
New York, New York                            and Director (since April 1997) and Chief Executive
                                              Officer (since June 1998) of the Investment
                                              Manager and Morgan Stanley Services; Chairman,
                                              Chief Executive Officer and Director of the
                                              Distributor (since June 1998); Chairman and Chief
                                              Executive Officer (since June 1998) and Director
                                              (since January 1998) of the Transfer Agent; Director
                                              of various Morgan Stanley subsidiaries; President
                                              of the Morgan Stanley Funds (since May 1999);
                                              Trustee of various Van Kampen investment
                                              companies (since December 1999); previously
                                              Chief Strategic Officer of the Investment Manager
                                              and Morgan Stanley Services and Executive Vice
                                              President of the Distributor (April 1997-June 1998),
                                              Vice President of the Morgan Stanley Funds (May
                                              1997-April 1999), and Executive Vice President of
                                              Morgan Stanley.

 NAME, AGE, POSITION WITH FUND AND ADDRESS         PRINCIPAL OCCUPATIONS DURING LAST FIVE YEARS
-------------------------------------------   ------------------------------------------------------
Barry Fink (46) ...........................   General Counsel (since May 2000) and Managing
Vice President                                Director (since December 2000) of Morgan Stanley
Secretary and General Counsel                 Investment Management; Managing Director (since
1221 Avenue of the Americas                   December 2000) and Secretary and General
New York, New York                            Counsel (since February 1997) and Director (since
                                              July 1998) of the Investment Manager and Morgan
                                              Stanley Services; Vice President, Secretary and
                                              General Counsel of the Morgan Stanley Funds
                                              (since February 1997); Vice President and
                                              Secretary of the Distributor; previously, Senior Vice
                                              President (March 1997-December 1999), First Vice
                                              President, Assistant Secretary and Assistant
                                              General Counsel of the Investment Manager and
                                              Morgan Stanley Services.

Guy G. Rutherfurd, Jr. (61) ...............   Managing Director of the Investment Manager;
Vice President                                Vice President of various Morgan Stanley Funds
1221 Avenue of the Americas                   (since February 1997). Formerly Executive Vice
New York, New York                            President and Chief Investment Officer of Nomura
                                              Asset Management (U.S.A.).

Kevin Jung (35) ...........................   Vice President of the Investment Manager (since
Vice President                                September 1997) and Vice President of various
1221 Avenue of the Americas                   Morgan Stanley Funds. Formerly a portfolio
New York, New York                            manager with UBS Asset Management Inc.

Thomas F. Caloia (55) .....................   First Vice President and Assistant Treasurer of the
Treasurer                                     Investment Manager, the Distributor and Morgan
c/o Morgan Stanley Dean Witter Trust FSB      Stanley Services; Treasurer of the Morgan Stanley
Harborside Financial Center, Plaza Two        Funds.
Jersey City, New Jersey



----------
* A Trustee who is an "interested person" of the Fund, as defined in the Investment Company Act.


     Ronald E. Robison, Managing Director, Chief Administrative Officer and Director of the Investment Manager and Morgan Stanley Services and Chief Executive Officer and Director of the Transfer Agent, Robert S. Giambrone, Executive Director of the Investment Manager, Morgan Stanley Services, the Distributor and the Transfer Agent and Director of the Transfer Agent, Joseph
J. McAlinden, Managing Director and Chief Investment Officer of the Investment Manager and Director of the Transfer Agent and Alice Weiss, Vice President of the Investment Manager, are Vice Presidents of the Fund.

     In addition, Lou Anne D. McInnis, Carsten Otto and Ruth Rossi, Executive Directors and Assistant General Counsels of the Investment Manager and Morgan Stanley Services, Marilyn K. Cranney and Todd Lebo, First Vice Presidents and Assistant General Counsels of the Investment Manager and Morgan Stanley Services, and Natasha Kassian and George Silfen, Vice Presidents and Assistant General Counsels of the Investment Manager and Morgan Stanley Services Company, are Assistant Secretaries of the Fund.

     Independent Directors/Trustees and the Committees. Law and regulation establish both general guidelines and specific duties for the independent directors/trustees. The Morgan Stanley Funds seek as independent directors/trustees individuals of distinction and experience in business and finance, government service or academia; these are people whose advice and counsel are in demand by others and for whom there is often competition. To accept a position on the Funds' boards, such individuals may reject other attractive assignments because the funds make substantial demands on their time. All of the independent directors/trustees serve as members of the Audit Committee. In addition, three of the directors/trustees, including two independent directors/trustees, serve as members of the Derivatives Committee and the Insurance Committee.

     The independent directors/trustees are charged with recommending to the full board approval of management, advisory and administration contracts, Rule 12b-1 plans and distribution and underwriting agreements; continually reviewing Fund performance; checking on the pricing of portfolio securities, brokerage commissions, transfer agent costs and performance, and trading among funds in the same complex; and approving fidelity bond and related insurance coverage and allocations, as well as other matters that arise from time to time. The independent directors/trustees are required to select and nominate individuals to fill any independent director/trustee vacancy on the board of any fund that has a Rule 12b-1 plan of distribution. Most of the Morgan Stanley Funds have a Rule 12b-1 plan.


     The Audit Committee is charged with recommending to the full board the engagement or discharge of the Fund's independent auditors; directing investigations into matters within the scope of the independent auditors' duties, including the power to retain outside specialists; reviewing with the independent auditors the audit plan and results of the auditing engagement; approving professional services provided by the independent auditors and other accounting firms prior to the performance of the services; reviewing the independence of the independent auditors; considering the range of audit and non-audit fees; reviewing the adequacy of the Fund's system of internal controls; and preparing and submitting Committee meeting minutes to the full board.

     The board of each fund has a Derivatives Committee to approve parameters for and monitor the activities of the Fund with respect to derivative investments, if any, made by the Fund.

     Finally, the board of each fund has formed an Insurance Committee to review and monitor the insurance coverage maintained by the Fund.


     Advantages of Having Same Individuals as Independent Directors/Trustees for All Morgan Stanley Funds. The independent directors/trustees and the Funds' management believe that having the same independent directors/trustees for each of the Morgan Stanley Funds avoids the duplication of effort that would arise from having different groups of individuals serving as independent directors/ trustees for each of the funds or even of sub-groups of funds. They believe that having the same individuals serve as independent directors/trustees of all the funds tends to increase their knowledge and expertise regarding matters which affect the Fund complex generally and enhances their ability to negotiate on behalf of each fund with the Fund's service providers. This arrangement also precludes the possibility of separate groups of independent directors/trustees arriving at conflicting decisions regarding operations and management of the funds and avoids the cost and confusion that would likely ensue. Finally, having the same independent directors/trustees serve on all fund boards enhances the ability of each fund to obtain, at modest cost to each separate fund, the services of independent directors/ trustees, of the caliber, experience and business acumen of the individuals who serve as independent directors/trustees of the Morgan Stanley Funds.


     Trustee and Officer Indemnification. The Fund's Declaration of Trust provides that no Trustee, officer, employee or agent of the Fund is liable to the Fund or to a shareholder, nor is any Trustee, officer, employee or agent liable to any third persons in connection with the affairs of the Fund, except as such liability may arise from his/her or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his/her or its duties. It also provides that all third persons shall look solely to the Fund property for satisfaction of claims arising in connection with the affairs of the Fund. With the exceptions stated, the Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Fund.

C. Compensation

     The Fund pays each Independent Trustee an annual fee of $800 plus a per meeting fee of $50 for meetings of the Board of Trustees, the Independent Trustees or Committees of the Board of Trustees attended by the Trustee (the Fund pays the Chairman of the Audit Committee an additional annual fee of $750, and the Chairmen of the Derivatives and Insurance Committees additional annual fees of $500). If a Board meeting and a meeting of the Independent Trustees or a Committee meeting, or a meeting of the Independent Trustees and/or more than one Committee meeting, take place on a single day, the Trustees are paid a single meeting fee by the Fund. The Fund also reimburses such Trustees for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Trustees and officers of the Fund who are or have been employed by the Investment Manager or an affiliated company receive no compensation or expense reimbursement from the Fund for their services as Trustee.


     The following table illustrates the compensation that the Fund paid to its Independent Trustees for the fiscal year ended August 31, 2001.


                               FUND COMPENSATION

                                     AGGREGATE
                                   COMPENSATION
NAME OF INDEPENDENT TRUSTEE        FROM THE FUND
-------------------------------   --------------
Michael Bozic .................       $1,650
Edwin J. Garn .................        1,650
Wayne E. Hedien ...............        1,650
Dr. Manuel H. Johnson .........        2,400
Michael E. Nugent .............        2,150
John L. Schroeder .............        2,150



     The following table illustrates the compensation paid to the Fund's Independent Trustees for the calendar year ended December 31, 2000 for services to the 97 Morgan Stanley Funds that were in operation at December 31, 2000.

                  CASH COMPENSATION FROM MORGAN STANLEY FUNDS



                                     TOTAL CASH
                                    COMPENSATION
                                    FOR SERVICES
                                       TO 97
                                   MORGAN STANLEY
NAME OF INDEPENDENT TRUSTEE            FUNDS
-------------------------------   ---------------
Michael Bozic .................       $146,917
Edwin J. Garn .................        151,717
Wayne E. Hedien ...............        151,567
Dr. Manuel H. Johnson .........        223,655
Michael E. Nugent .............        199,759
John L. Schroeder .............        194,809



     As of the date of this Statement of Additional Information, 53 of the Morgan Stanley Funds, not including the Fund, have adopted a retirement program under which an independent director/trustee who retires after serving for at least five years (or such lesser period as may be determined by the Board) as an independent director/trustee of any Morgan Stanley Fund that has adopted the retirement program (each such Fund referred to as an "Adopting Fund" and each such director/trustee referred to as an "Eligible Trustee") is entitled to retirement payments upon reaching the eligible retirement age (normally, after attaining age 72). Annual payments are based upon length of service.


     Currently, upon retirement, each Eligible Trustee is entitled to receive from the Adopting Fund, commencing as of his or her retirement date and continuing for the remainder of his or her life, an annual retirement benefit (the "Regular Benefit") equal to 30.22% of his or her Eligible Compensation plus 0.5036667% of such Eligible Compensation for each full month of service as an independent director/trustee of any Adopting Fund in excess of five years up to a maximum of 60.44% after ten years of service. The foregoing percentages may be changed by the Board(1). "Eligible Compensation" is one-fifth of the total compensation earned by such Eligible Trustee for service to the Adopting Fund in the five year period prior to the date of the Eligible Trustee's retirement. Benefits under the retirement program are accrued as expenses on the books of the Adopting Funds. Such benefits are not secured or funded by the Adopting Funds.

     The following table illustrates the retirement benefits accrued to the Fund's Independent Trustees by the 55 Morgan Stanley Funds (not including the
Fund) for the calendar year ended December 31, 2000, and the estimated retirement benefits for the Independent Trustees, to commence upon their retirement, from the 53 Morgan Stanley Funds as of the calendar year ended December 31, 2000.



               RETIREMENT BENEFITS FROM ALL MORGAN STANLEY FUNDS

                                                                        RETIREMENT       ESTIMATED
                                                                         BENEFITS         ANNUAL
                                      ESTIMATED                         ACCRUED AS     BENEFITS UPON
                                   CREDITED YEARS       ESTIMATED        EXPENSES       RETIREMENT
                                    OF SERVICE AT     PERCENTAGE OF       BY ALL         FROM ALL
                                     RETIREMENT          ELIGIBLE        ADOPTING        ADOPTING
NAME OF INDEPENDENT TRUSTEE         (MAXIMUM 10)       COMPENSATION        FUNDS         FUNDS(2)
-------------------------------   ----------------   ---------------   ------------   --------------
Michael Bozic .................          10                60.44%         $20,001         $52,885
Edwin J. Garn .................          10                60.44           29,348          52,817
Wayne E. Hedien ...............           9                51.37           37,886          44,952
Dr. Manuel H. Johnson .........          10                60.44           21,187          77,817
Michael E. Nugent .............          10                60.44           36,202          69,506
John L. Schroeder .............           8                50.37           65,337          53,677


----------
(1) An Eligible Trustee may elect alternative payments of his or her retirement benefits based upon the combined life expectancy of the Eligible Trustee and his or her spouse on the date of such Eligible Trustee's retirement. In addition, the Eligible Trustee may elect that the surviving spouse's periodic payment of benefits will be equal to a lower percentage of the periodic amount when both spouses were alive. The amount estimated to be payable under this method, through the remainder of the later of the lives of the Eligible Trustee and spouse, will be the actuarial equivalent of the Regular Benefit.

(2) Based on current levels of compensation. Amount of annual benefits also varies depending on the Trustee's elections described in Footnote (1) above.


IV. CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
--------------------------------------------------------------------------------

     The following owned 5% or more of the outstanding Class A shares of the Fund as of October 10, 2001: State Street Bank and Trust Co., FBO ADP/Morgan Stanley Alliance, 105 Rosemont Avenue, Westwood, MA 02090-2318 - 57.712%. The following owned 5% or more of the outstanding Class D shares of the Fund as of October 10, 2001: State Street Bank and Trust Co., FBO ADP/Morgan Stanley Alliance, 105 Rosemont Avenue, Westwood, MA 02090-2318 - 11.302%.


     As of the date of this Statement of Additional Information, the aggregate number of shares of beneficial interest of the Fund owned by the Fund's officers and Trustees as a group was less than 1% of the Fund's shares of beneficial interest outstanding.

V. INVESTMENT MANAGEMENT AND OTHER SERVICES
--------------------------------------------------------------------------------
A. INVESTMENT MANAGER


     The Investment Manager to the Fund is Morgan Stanley Investment Advisors Inc., a Delaware corporation, whose address is 1221 Avenue of the Americas, New York, NY 10020. The Investment Manager is a wholly-owned subsidiary of Morgan Stanley, a Delaware corporation. Morgan Stanley is a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services.


     Pursuant to an Investment Management Agreement (the "Management Agreement") with the Investment Manager, the Fund has retained the Investment Manager to provide administrative services and manage the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Fund pays the Investment Manager monthly compensation calculated daily by applying the following annual rates to the net assets of the Fund determined as of the close of each business day: 0.40% to the portion of daily net assets not exceeding $1.5 billion; 0.375% to the portion of daily net assets exceeding $1.5 billion but not exceeding $3 billion; and 0.350% to the portion of such daily net assets exceeding $3 billion. The Investment Manager has agreed, under its Management Agreement with the Fund, to assume the Fund's operating expenses (except for brokerage and 12b-1 fees) to the extent such operating expenses exceed on an annualized basis 0.50% of the average daily net assets of the Fund. The management fee is allocated among the Classes pro rata based on the net assets of the Fund attributable to each Class. Taking into account the Investment Manager's assumption of expenses, for the fiscal years ended August 31, 1999, August 31, 2000 and August 31, 2001, the Investment Manager paid compensation under the Management Agreement in the amounts of $4,271,384, $8,311,986 and $8,091,512, respectively.

     The Investment Manager has retained its wholly-owned subsidiary, Morgan Stanley Services, to perform administrative services for the Fund.


B. PRINCIPAL UNDERWRITER


     The Fund's principal underwriter is the Distributor (which has the same address as the Investment Manager). In this capacity, the Fund's shares are distributed by the Distributor. The Distributor has entered into a selected dealer agreement with Morgan Stanley DW, which through its own sales organization sells shares of the Fund. In addition, the Distributor may enter into similar agreements with other selected broker-dealers. The Distributor, a Delaware corporation, is a wholly-owned subsidiary of Morgan Stanley.


     The Distributor bears all expenses it may incur in providing services under the Distribution Agreement. These expenses include the payment of commissions for sales of the Fund's shares and incentive compensation to Financial Advisors, the costs of educational and/or business-related trips, and educational and/or promotional and business-related expenses. The Distributor also pays certain expenses in connection with the distribution of the Fund's shares, including the costs of preparing, printing and distributing advertising or promotional materials, and the costs of printing and distributing prospectuses and supplements thereto used in connection with the offering and sale of the Fund's shares. The Fund bears the costs of initial typesetting, printing and distribution of prospectuses and supplements thereto to shareholders. The Fund also bears the costs of registering the Fund and its shares under federal and state securities laws and pays filing fees in accordance with state securities laws.

     The Fund and the Distributor have agreed to indemnify each other against certain liabilities, including liabilities under the Securities Act. Under the Distribution Agreement, the Distributor uses its best efforts in rendering services to the Fund, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations, the Distributor is not liable to the Fund or any of its shareholders for any error of judgment or mistake of law or for any act or omission or for any losses sustained by the Fund or its shareholders.

C. SERVICES PROVIDED BY THE INVESTMENT MANAGER

     The Investment Manager manages the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Investment Manager obtains and evaluates the information and advice relating to the economy, securities markets, and specific securities as it considers necessary or useful to continuously manage the assets of the Fund in a manner consistent with its investment objective.


     Under the terms of the Management Agreement, in addition to managing the Fund's investments, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, the office space, facilities, equipment, clerical help, bookkeeping and certain legal services as the Fund may reasonably require in the conduct of its business, including the preparation of prospectuses, proxy statements and reports required to be filed with federal and state securities commissions (except insofar as the participation or assistance of independent auditors and attorneys is, in the opinion of the Investment Manager, necessary or desirable). The Investment Manager also bears the cost of telephone service, heat, light, power and other utilities provided to the Fund.

     Expenses not expressly assumed by the Investment Manager under the Management Agreement or by the Distributor, will be paid by the Fund. These expenses will be allocated among the four Classes of shares pro rata based on the net assets of the Fund attributable to each Class, except as described below. Such expenses include, but are not limited to: expenses of the Plan of Distribution pursuant to Rule 12b-1; charges and expenses of any registrar, custodian, stock transfer and dividend disbursing agent; brokerage commissions; taxes; engraving and printing share certificates; registration costs of the Fund and its shares under federal and state securities laws; the cost and expense of printing, including typesetting, and distributing prospectuses of the Fund and supplements thereto to the Fund's shareholders; all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing of proxy statements and reports to shareholders; fees and travel expenses of Trustees or members of any advisory board or committee who are not employees of the Investment Manager or any corporate affiliate of the Investment Manager; all expenses incident to any dividend, withdrawal or redemption options; charges and expenses of any outside service used for pricing of the Fund's shares; fees and expenses of legal counsel, including counsel to the Trustees who are not interested persons of the Fund or of the Investment Manager (not including compensation or expenses of attorneys who are employees of the Investment Manager); fees and expenses of the Fund's independent auditors; membership dues of industry associations; interest on Fund borrowings; postage; insurance premiums on property or personnel (including officers and Trustees) of the Fund which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification relating thereto); and all other costs of the Fund's operation. The 12b-1 fees relating to a particular Class will be allocated directly to that Class. In addition, other expenses associated with a particular Class (except advisory or custodial fees) may be allocated directly to that Class, provided that such expenses are reasonably identified as specifically attributable to that Class and the direct allocation to that Class is approved by the Trustees.

     The Management Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Investment Manager is not liable to the Fund or any of its investors for any act or omission by the Investment Manager or for any losses sustained by the Fund or its investors.

     The Management Agreement will remain in effect from year to year, provided continuance of the Management Agreement is approved at least annually by the vote of the holders of a majority, as defined in the Investment Company Act, of the outstanding shares of the Fund, or by the Trustees; provided that in either event such continuance is approved annually by the vote of a majority of the Trustees, including a majority of the Independent Trustees.

D. DEALER REALLOWANCES

     Upon notice to selected broker-dealers, the Distributor may reallow up to the full applicable front-end sales charge during periods specified in such notice. During periods when 90% or more of the sales charge is reallowed, such selected broker-dealers may be deemed to be underwriters as that term is defined in the Securities Act.

E. RULE 12b-1 PLAN


     The Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Investment Company Act (the "Plan") pursuant to which each Class, other than Class D, pays the Distributor compensation accrued daily and payable monthly at the maximum annual rate of 0.25% of the average daily net assets of Class A and 1.0% of the average daily net assets of each of Class B and Class C.

     The Distributor also receives the proceeds of front-end sales charges ("FSCs") and of contingent deferred sales charges ("CDSCs") imposed on certain redemptions of shares, which are separate and apart from payments made pursuant to the Plan. The Distributor has informed the Fund that it and/or Dean Witter Reynolds received the proceeds of CDSCs and FSCs, for the last three fiscal years ended August 31, in approximate amounts as provided in the table below (the Distributor did not retain any of these amounts).

                                        2001            2000            1999
                                   -------------   -------------   -------------
Class A ..........    FSCs:(1)     $  328,224      $  368,755      $  546,251
                     CDSCs:        $      699      $    8,761      $   11,704
Class B ..........   CDSCs:        $4,331,095      $4,206,084      $2,206,303
Class C ..........   CDSCs:        $   66,168      $  128,722      $   78,362


----------
(1)   FSCs apply to Class A only.

     The Distributor has informed the Fund that the entire fee payable by Class A and a portion of the fees payable by each of Class B and Class C each year pursuant to the Plan equal to 0.25% of such Class' average daily net assets are currently each characterized as a "service fee" under the Rules of the National Association of Securities Dealers, Inc. (of which the Distributor is a member). The "service fee" is a payment made for personal service and/or the maintenance of shareholder accounts. The remaining portion of the Plan fees payable by a Class, if any, is characterized as an "asset-based sales charge" as such is defined by the Rules of the Association.


     Under the Plan and as required by Rule 12b-1, the Trustees receive and review promptly after the end of each calendar quarter a written report provided by the Distributor of the amounts expended under the Plan and the purpose for which such expenditures were made. For the fiscal year ended August 31, 2001, Class A, Class B and Class C shares of the Fund accrued payments under the Plan amounting to $335,727, $17,638,944 and $1,874,816, respectively, which amounts are equal to 0.19%, 1.00% and 1.00% of the average daily net assets of Class A, Class B and Class C, respectively, for the fiscal year.


     The Plan was adopted in order to permit the implementation of the Fund's method of distribution. Under this distribution method the Fund offers four Classes, each with a different distribution arrangement.


     With respect to Class A shares, Morgan Stanley DW compensates its Financial Advisors by paying them, from proceeds of the FSC, commissions for the sale of Class A shares, currently a gross sales credit of up to 5.0% of the amount sold (except as provided in the following sentence) and an annual residual commission, currently a residual of up to 0.25% of the current value of the respective accounts for which they are the Financial Advisors or dealers of record in all cases. On orders of $1 million or more (for which no sales charge was paid) or net asset value purchases by employer-sponsored employee benefit plans, whether or not qualified under the Internal Revenue Code, for which (i) the Transfer Agent serves as Trustee, (ii) Morgan Stanley's Retirement Plan Services serves as recordkeeper pursuant to a written Recordkeeping Services Agreement or (iii) an entity independent from Morgan Stanley serves as recordkeeper under an alliance or similar agreement with Morgan Stanley's Retirement Plan Services (`Morgan Stanley Eligible Plans"), the Investment Manager compensates Financial Advisors by paying them, from its own funds, a gross sales credit of 1.0% of the amount sold.

     With respect to Class B shares, Morgan Stanley DW compensates its Financial Advisors by paying them, from its own funds, commissions for the sale of Class B shares, currently a gross sales credit of up to 5.0% of the amount sold (except as provided in the following sentence) and an annual residual commission, currently a residual of up to 0.25% of the current value (not including reinvested dividends or distributions) of the amount sold in all cases. In the case of Class B shares purchased by Morgan Stanley Eligible Plans, Morgan Stanley DW compensates its Financial Advisors by paying them, from its own funds, a gross sales credit of 3.0% of the amount sold.

     With respect to Class C shares, Morgan Stanley DW compensates its Financial Advisors by paying them, from its own funds, commissions for the sale of Class C shares, currently a gross sales credit of up to 1.0% of the amount sold and an annual residual commission, currently up to 1.0% of the current value of the respective accounts for which they are the Financial Advisors of record.

     With respect to Class D shares other than shares held by participants in the Investment Manager's mutual fund asset allocation program and in the Morgan Stanley Choice Program, the Investment Manager compensates Morgan Stanley DW's Financial Advisors by paying them, from its own funds, commissions for the sale of Class D shares, currently a gross sales credit of up to 1.0% of the amount sold. There is a chargeback of 100% of the amount paid if the Class D shares are redeemed in the first year and a chargeback of 50% of the amount paid if the Class D shares are redeemed in the second year after purchase. The Investment Manager also compensates Morgan Stanley DW's Financial Advisors by paying them, from its own funds, an annual residual commission, currently up to 0.10% of the current value of the respective accounts for which they are the Financial Advisors of record (not including accounts of participants in the Investment Manager's mutual fund asset allocation program and the Morgan Stanley Choice Program).

     The gross sales credit is a charge which reflects commissions paid by Morgan Stanley DW to its Financial Advisors and Morgan Stanley DW's Fund-associated distribution-related expenses, including sales compensation, and overhead and other branch office distribution-related expenses including
(a) the expenses of operating Morgan Stanley DW's branch offices in connection with the sale of Fund shares, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communications costs and the costs of stationery and supplies; (b) the costs of client sales seminars; (c) travel expenses of mutual fund sales coordinators to promote the sale of Fund shares; and (d) other expenses relating to branch promotion of Fund sales.

     The Investment Manager pays a retention fee to Financial Advisors at an annual rate of 0.05% of the value of shares of the Fund held for at least one year. Shares purchased through the reinvestment of dividends will be eligible for a retention fee, provided that such dividends were earned on shares otherwise eligible for a retention fee payment. Shares owned in variable annuities, closed-end fund shares and shares held in 401(k) plans where the Transfer Agent or Morgan Stanley's Retirement Plan Services is either recordkeeper or trustee are not eligible for a retention fee.


     The retention fees are paid by the Investment Manager from its own assets, which may include profits from investment management fees payable under the Management Agreement, as well as from borrowed funds.


     The distribution fee that the Distributor receives from the Fund under the Plan, in effect, offsets distribution expenses incurred under the Plan on behalf of the Fund and, in the case of Class B shares, opportunity costs, such as the gross sales credit and an assumed interest charge thereon ("carrying charge"). These expenses may include the cost of Fund-related educational and/or business related trips, or payment of Fund-related educational and/or promotional expenses of Financial Advisors. For example, the Distributor has implemented a compensation program available only to Financial Advisors meeting specified criteria under which certain marketing and/or promotional expenses of those Financial Advisors are paid by the Distributor out of compensation it receives under the Plan. In the Distributor's reporting of the distribution expenses to the Fund, in the case of Class B shares, such assumed interest (computed at the "broker's call rate") has been calculated on the gross credit as it is reduced by amounts received by the Distributor under the Plan and any contingent deferred sales charges received by the Distributor upon redemption of shares of the Fund. No other interest charge is included as a distribution expense in the Distributor's calculation of its distribution costs for this purpose. The broker's call rate is the interest rate charged to securities brokers on loans secured by exchange-listed securities.


     The Fund is authorized to reimburse expenses incurred or to be incurred in promoting the distribution of the Fund's Class A and Class C shares and in servicing shareholder accounts. Reimbursement will be made through payments at the end of each month. The amount of each monthly payment may in no event exceed an amount equal to a payment at the annual rate of 0.25%, in the case of Class A, and 1.0%, in the case of Class C, of the average net assets of the respective Class during the month. No interest or other financing charges, if any, incurred on any distribution expenses on behalf of Class A and Class C will be reimbursable under the Plan. With respect to Class A, in the case of all expenses other than expenses representing the service fee, and, with respect to Class C, in the case of all expenses other than expenses representing a gross sales credit or a residual to Financial Advisors and other authorized financial representatives, such amounts shall be determined at the beginning of each calendar quarter by the Trustees, including, a majority of the Independent Trustees. Expenses representing the service fee (for Class A) or a gross sales credit or a residual to Financial Advisors and other authorized financial representatives (for Class C) may be reimbursed without prior determination. In the event that the Distributor proposes that monies shall be reimbursed for other than such expenses, then in making quarterly determinations of the amounts that may be reimbursed by the Fund, the Distributor will provide and the Trustees will review a quarterly budget of projected distribution expenses to be incurred on behalf of the Fund, together with a report explaining the purposes and anticipated benefits of incurring such expenses. The Trustees will determine which particular expenses, and the portions thereof, that may be borne by the Fund, and in making such a determination shall consider the scope of the Distributor's commitment to promoting the distribution of the Fund's Class A and Class C shares.


     Each Class paid 100% of the amounts accrued under the Plan with respect to that Class for the fiscal year ended August 31, 2001 to the Distributor. The Distributor and Morgan Stanley DW estimate that they have spent, pursuant to the Plan, $118,202,572 on behalf of Class B since the inception of the Plan. It is estimated that this amount was spent in approximately the following ways:
(i) 5.11% ($6,044,654)-advertising and promotional expenses; (ii) 0.22% ($253,453)-printing of prospectuses for distribution to other than current shareholders; and (iii) 94.67% ($111,904,465)-other expenses, including the gross sales credit and the carrying charge, of which 6.51% ($7,282,575) represents carrying charges, 38.71% ($43,313,462) represents commission credits to Morgan Stanley DW branch offices and other selected broker-dealers for payments of commissions to Financial Advisors and other authorized financial representatives, and 54.78% ($61,308,428) represents overhead and other branch office distribution-related expenses. The amounts accrued by Class A and a portion of the amounts accrued by Class C under the Plan during the fiscal year ended August 31, 2001 were service fees. The remainder of the amounts accrued by Class C were for expenses which relate to compensation of sales personnel and associated overhead expenses.

     In the case of Class B shares, at any given time, the expenses of distributing shares of the Fund may be more or less than the total of (i) the payments made by the Fund pursuant to the Plan; and (ii) the proceeds of CDSCs paid by investors upon redemption of shares. For example, if $1 million in expenses in distributing Class B shares of the Fund had been incurred and $750,000 had been received as described in (i) and (ii) above, the excess expense would amount to $250,000. The Distributor has advised the Fund that in the case of Class B shares the excess distribution expenses, including the carrying charge designed to approximate the opportunity costs incurred by Morgan Stanley DW which arise from it having advanced monies without having received the amount of any sales charges imposed at the time of sale of the Fund's Class B shares, totaled $53,439,319 as of August 31, 2001 (the end of the Fund's fiscal year), which was equal to 3.46% of the net assets of Class B on such date. Because there is no requirement under the Plan that the Distributor be reimbursed for all distribution expenses with respect to Class B shares or any requirement that the Plan be continued from year to year, this excess amount does not constitute a liability of the Fund. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of CDSCs paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. Any cumulative expenses incurred, but not yet recovered through distribution fees or CDSCs, may or may not be recovered through future distribution fees or CDSCs.

     In the case of Class A and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.0% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales commission credited to Morgan Stanley Financial Advisors and other authorized financial representatives at the time of sale may be reimbursed in the subsequent calendar year. The Distributor has advised the Fund that there were no such expenses that may be reimbursed in the subsequent year in the case of Class A or Class C at December 31, 2000 (end of the calender year). No interest or other financing charges will be incurred on any Class A or Class C distribution expenses incurred by the Distributor under the Plan or on any unreimbursed expenses due to the Distributor pursuant to the Plan.

     No interested person of the Fund nor any Independent Trustee has any direct financial interest in the operation of the Plan except to the extent that the Distributor, the Investment Manager, Morgan Staley DW, Morgan Stanley Services or certain of their employees may be deemed to have such an interest as a result of benefits derived from the successful operation of the Plan or as a result of receiving a portion of the amounts expended thereunder by the Fund.

     On an annual basis the Trustees, including a majority of the Independent Trustees, consider whether the Plan should be continued. Prior to approving the last continuation of the Plan, the Trustees requested and received from the Distributor and reviewed all the information which they deemed necessary to arrive at an informed determination. In making their determination to continue the Plan, the Trustees considered: (1) the Fund's experience under the Plan and whether such experience indicates that the Plan is operating as anticipated;
(2) the benefits the Fund had obtained, was obtaining and would be likely to obtain under the Plan, including that: (a) the Plan is essential in order to give Fund investors a choice of alternatives for payment of distribution and service charges and to enable the Fund to continue to grow and avoid a pattern of net redemptions which, in turn, are essential for effective investment management; and (b) without the compensation to individual brokers and the reimbursement of distribution and account maintenance expenses of Morgan Stanley DW's branch offices made possible by the 12b-1 fees, Morgan Stanley DW could not establish and maintain an effective system for distribution, servicing of Fund shareholders and maintenance of shareholder accounts; and (3) what services had been provided and were continuing to be provided under the Plan to the Fund and its shareholders. Based upon their review, the Trustees, including each of the Independent Trustees, determined that continuation of the Plan would be in the best interest of the Fund and would have a reasonable likelihood of continuing to benefit the Fund and its shareholders. In the Trustees' quarterly review of the Plan, they will consider its continued appropriateness and the level of compensation provided therein.


     The Plan may not be amended to increase materially the amount to be spent for the services described therein without approval by the shareholders of the affected Class or Classes of the Fund, and all material amendments to the Plan must also be approved by the Trustees in the manner described above. The Plan may be terminated at any time, without payment of any penalty, by vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of the Fund (as defined in the Investment Company
Act) on not more than thirty days' written notice to any other party to the Plan. So long as the Plan is in effect, the election and nomination of Independent Trustees shall be committed to the discretion of the Independent Trustees.

F. OTHER SERVICE PROVIDERS

  (1) TRANSFER AGENT/DIVIDEND-PAYING AGENT


     Morgan Stanley Dean Witter Trust FSB is the Transfer Agent for the Fund's shares and the Dividend Disbursing Agent for payment of dividends and distributions on Fund shares and Agent for shareholders under various investment plans. The principal business address of the Transfer Agent is Harborside Financial Center, Plaza Two, 2nd Floor, Jersey City, NJ 07311.


  (2) CUSTODIAN AND INDEPENDENT AUDITORS

     The Bank of New York, 100 Church Street, New York, NY 10007, is the Custodian of the Fund's assets. Any of the Fund's cash balances with the Custodian in excess of $100,000 are unprotected by federal deposit insurance. These balances may, at times, be substantial.

     Deloitte & Touche LLP, Two World Financial Center, New York, NY 10281, serves as the independent auditors of the Fund. The independent auditors are responsible for auditing the annual financial statements of the Fund.

  (3) AFFILIATED PERSONS


     The Transfer Agent is an affiliate of the Investment Manager and the Distributor. As Transfer Agent and Dividend Disbursing Agent, the Transfer Agent's responsibilities include maintaining shareholder accounts, disbursing cash dividends and reinvesting dividends, processing account registration changes, handling purchase and redemption transactions, mailing prospectuses and reports, mailing and tabulating proxies, processing share certificate transactions, and maintaining shareholder records and lists. For these services, the Transfer Agent receives a per shareholder account fee from the Fund and is reimbursed for its out-of-pocket expenses in connection with such services.

G. CODES OF ETHICS

     The Fund, the Investment Manager and the Distributor have each adopted a Code of Ethics pursuant to Rule 17j-1 under the Investment Company Act. The Codes of Ethics are designed to detect and prevent improper personal trading. The Codes of Ethics permit personnel subject to the Codes to invest in securities, including securities that may be purchased, sold or held by the Fund, subject to a number of restrictions and controls including prohibitions against purchases of securities in an Initial Public Offering and a preclearance requirement with respect to personal securities transactions.

VI. BROKERAGE ALLOCATION AND OTHER PRACTICES
--------------------------------------------------------------------------------
A. BROKERAGE TRANSACTIONS

     Subject to the general supervision of the Trustees, the Investment Manager is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions, and the negotiation of brokerage commissions, if any. Purchases and sales of securities on a stock exchange are effected through brokers who charge a commission for their services. In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. The Fund also expects that securities will be purchased at times in underwritten offerings where the price includes a fixed amount of compensation, generally referred to as the underwriter's concession or discount. On occasion, the Fund may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid.


     For the fiscal years ended August 31, 1999, 2000 and 2001, the Fund paid a total of $156,832, $132,435 and $137,882 in brokerage commissions, respectively.


B. COMMISSIONS


     Pursuant to an order of the SEC, the Fund may effect principal transactions in certain money market instruments with Morgan Stanley DW. The Fund will limit its transactions with Morgan Stanley DW to U.S. government and government agency securities, bank money instruments (i.e., certificates of deposit and bankers' acceptances) and commercial paper. The transactions will be effected with Morgan Stanley DW only when the price available from Morgan Stanley DW is better than that available from other dealers.

     During the fiscal years ended August 31, 1999, 2000 and 2001, the Fund did not effect any principal transactions with Morgan Stanley DW.

     Brokerage transactions in securities listed on exchanges or admitted to unlisted trading privileges may be effected through Morgan Stanley DW, Morgan Stanley & Co. and other affiliated brokers and dealers. In order for an affiliated broker or dealer to effect any portfolio transactions on an exchange for the Fund, the commissions, fees or other remuneration received by the affiliated broker or dealer must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow the affiliated broker or dealer to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. Furthermore, the Trustees, including the Independent Trustees, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated broker or dealer are consistent with the foregoing standard. The Fund does not reduce the management fee it pays to the Investment Manager by any amount of the brokerage commissions it may pay to an affiliated broker or dealer.

     During the fiscal years ended August 31, 1999, 2000 and 2001, the Fund paid $0, $2,068 and $8,257 in brokerage commissions to Morgan Stanley & Co. During the fiscal year ended August 31, 2001 the brokerage commissions paid to Morgan Stanley & Co. represented approximately 6.00% of the total brokerage commissions paid by the Fund during the year and were paid on account of transactions having an aggregate dollar value equal to approximately 7.33% of the aggregate dollar value of all portfolio transactions of the Fund during the year for which commissions were paid.

C. BROKERAGE SELECTION

     The policy of the Fund regarding purchases and sales of securities for its portfolio is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the Fund's policy is to pay commissions which are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Fund believes that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the Fund and the Investment Manager from obtaining a high quality of brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Investment Manager relies upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and research services received from the broker effecting the transaction. These determinations are necessarily subjective and imprecise, as in most cases an exact dollar value for those services is not ascertainable.


     In seeking to implement the Fund's policies, the Investment Manager effects transactions with those brokers and dealers who the Investment Manager believes provide the most favorable prices and are capable of providing efficient executions. If the Investment Manager believes the prices and executions are obtainable from more than one broker or dealer, it may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to the Fund or the Investment Manager. The services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment; wire services; and appraisals or evaluations of portfolio securities. The information and services received by the Investment Manager from brokers and dealers may be utilized by the Investment Manager and any of its asset management affiliates in the management of accounts of some of their other clients and may not in all cases benefit the Fund directly.

     The Investment Manager and certain of its affiliates currently serves as investment manager to a number of clients, including other investment companies, and may in the future act as investment manager or advisor to others. It is the practice of the Investment Manager and its affiliates to cause purchase and sale transactions (including transactions in certain initial and secondary public offerings) to be allocated among clients whose assets they manage (including the Fund) in such manner they deem equitable. In making such allocations among the Fund and other client accounts, various factors may be considered, including the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for managing the portfolios of the Fund and other client accounts. The Investment Manager and its affiliates may operate one or more order placement facilities and each facility will implement order allocation in accordance with the procedures described above. From time to time, each facility may transact in a security at the same time as other facilities are trading in that security.


D. DIRECTED BROKERAGE


     During the fiscal year ended August 31, 2001, the Fund did not pay any brokerage commissions to brokers because of research services provided.


E. REGULAR BROKER-DEALERS


     During the fiscal year ended August 31, 2001, the Fund purchased securities issued by J.P. Morgan Chase & Co., Morgan Stanley Dean Witter & Co., Bank of America Corporation and The Bank of New York Co. Inc., brokers or dealers that were among the ten brokers or the ten dealers that executed transactions for or with the Fund in the largest dollar amounts during the year. At August 31, 2001, the Fund owned securities issued by these issuers in the following amounts: J.P. Morgan Chase & Co. - $15,004,269, Merrill Lynch & Company Inc. - $8,307,961, Morgan Stanley Dean Witter & Co. - $11,388,304, Bank of America Corporation - $18,910,081 and The Bank of New York Co. Inc. - $5,601,591.

VII. CAPITAL STOCK AND OTHER SECURITIES
--------------------------------------------------------------------------------
     The shareholders of the Fund are entitled to a full vote for each full share of beneficial interest held. The Fund is authorized to issue an unlimited number of shares of beneficial interest. All shares of beneficial interest of the Fund are of $0.01 par value and are equal as to earnings, assets and voting privileges except that each Class will have exclusive voting privileges with respect to matters relating to distribution expenses borne solely by such Class or any other matter in which the interests of one Class differ from the interests of any other Class. In addition, Class B shareholders will have the right to vote on any proposed material increase in Class A's expenses, if such proposal is submitted separately to Class A shareholders. Also, Class A, Class
B and Class C bear expenses related to the distribution of their respective shares.

     The Fund's Declaration of Trust permits the Trustees to authorize the creation of additional series of shares (the proceeds of which would be invested in separate, independently managed portfolios) and additional Classes of shares within any series. The Trustees have not presently authorized any such additional series or Classes of shares other than as set forth in the Prospectus.

     The Fund is not required to hold annual meetings of shareholders and in ordinary circumstances the Fund does not intend to hold such meetings. The Trustees may call special meetings of shareholders for action by shareholder vote as may be required by the Investment Company Act or the Declaration of Trust. Under certain circumstances, the Trustees may be removed by action of the Trustees. In addition, under certain circumstances, the shareholders may call a meeting to remove Trustees and the Fund is required to provide assistance in communicating with shareholders about such a meeting. The voting rights of shareholders are not cumulative, so that holders of more than 50 percent of the shares voting can, if they choose, elect all Trustees being selected, while the holders of the remaining shares would be unable to elect any Trustees.

     Under Massachusetts law, shareholders of a business trust may, under certain limited circumstances, be held personally liable as partners for the obligations of the Fund. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund, requires that notice of such Fund obligations include such disclaimer, and provides for indemnification out of the Fund's property for any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations. Given the above limitations on shareholder personal liability, and the nature of the Fund's assets and operations, the possibility of the Fund being unable to meet its obligations is remote and thus, in the opinion of Massachusetts counsel to the Fund, the risk to Fund shareholders of personal liability is remote.

     The Trustees themselves have the power to alter the number and the terms of office of the Trustees (as provided for in the Declaration of Trust), and they may at any time lengthen or shorten their own terms or make their terms of unlimited duration and appoint their own successors, provided that always at least a majority of the Trustees has been elected by the shareholders of the Fund.

VIII. PURCHASE, REDEMPTION AND PRICING OF SHARES
--------------------------------------------------------------------------------
A. PURCHASE/REDEMPTION OF SHARES

     Information concerning how Fund shares are offered to the public (and how they are redeemed and exchanged) is provided in the Fund's Prospectus.


     TRANSFER AGENT AS AGENT. With respect to the redemption or repurchase of Fund shares, the application of proceeds to the purchase of new shares in the Fund or any other Morgan Stanley Funds and the general administration of the exchange privilege, the Transfer Agent acts as agent for the Distributor and for the shareholder's authorized broker-dealer, if any, in the performance of such functions. With respect to exchanges, redemptions or repurchases, the Transfer Agent is liable for its own negligence and not for the default or negligence of its correspondents or for losses in transit. The Fund is not liable for any default or negligence of the Transfer Agent, the Distributor or any authorized broker-dealer.

     The Distributor and any authorized broker-dealer have appointed the Transfer Agent to act as their agent in connection with the application of proceeds of any redemption of Fund shares to the purchase of shares of any other Morgan Stanley Fund and the general administration of the exchange privilege. No commission or discounts will be paid to the Distributor or any authorized broker-dealer for any transactions pursuant to the exchange privilege.


     TRANSFERS OF SHARES. In the event a shareholder requests a transfer of Fund shares to a new registration, the shares will be transferred without sales charge at the time of transfer. With regard to the status of shares which are either subject to a CDSC or free of such charge (and with regard to the length of time shares subject to the charge have been held), any transfer involving less than all of the shares in an account will be made on a pro rata basis (that is, by transferring shares in the same proportion that the transferred shares bear to the total shares in the account immediately prior to the transfer). The transferred shares will continue to be subject to any applicable CDSC as if they had not been so transferred.


     OUTSIDE BROKERAGE ACCOUNTS. If a shareholder wishes to maintain his or her fund account through a brokerage company other than Morgan Stanley DW, he or she may do so only if the Distributor has entered into a selected dealer agreement with that brokerage company. Accounts maintained through a brokerage company other than Morgan Stanley DW may be subject to certain restrictions on subsequent purchases and exchanges. Please contact your brokerage company or the Transfer Agent for more information.


B. OFFERING PRICE


     The Fund's Class B, Class C and Class D shares are offered at net asset value per share and the Class A shares are offered at net asset value per share plus any applicable FSC which is distributed among the Fund's Distributor, Morgan Stanley DW and other authorized dealers as described in Section "V. Investment Management and Other Services-E. Rule 12b-1 Plan."


     The price of Fund shares, called "net asset value," is based on the value of the Fund's portfolio securities. Net asset value per share of each Class is calculated by dividing the value of the portion of the Fund's securities and other assets attributable to that Class, less the liabilities attributable to that Class, by the number of shares of that Class outstanding. The assets of each Class of shares are invested in a single portfolio. The net asset value of each Class, however, will differ because the Classes have different ongoing fees.


     In the calculation of the Fund's net asset value: (1) an equity portfolio security listed or traded on the New York or American Stock Exchange, Nasdaq or other exchange is valued at its latest sale price, prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees); and (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest bid price. When market quotations are not readily available, including circumstances under which it is determined by the Investment Manager that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Trustees.


     Short-term debt securities with remaining maturities of sixty days or less at the time of purchase are valued at amortized cost, unless the Trustees determine such does not reflect the securities' market value, in which case these securities will be valued at their fair value as determined by the Trustees.

     Futures are valued at the latest sale price on the commodities exchange on which they trade unless the Trustees determine such price does not reflect their market value, in which case they will be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Trustees.


     Generally, trading in foreign securities, as well as corporate bonds, U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of the

New York Stock Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the New York Stock Exchange. Occasionally, events which may affect the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the New York Stock Exchange and will therefore not be reflected in the computation of the Fund's net asset value. If events that may affect the value of such securities occur during such period, then these securities may be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Trustees.


IX. TAXATION OF THE FUND AND SHAREHOLDERS
--------------------------------------------------------------------------------

     The Fund generally will make two basic types of distributions: ordinary dividends and long-term capital gain distributions. These two types of distributions are reported differently on a shareholder's income tax return and they are also subject to different rates of tax. The tax treatment of the investment activities of the Fund will affect the amount, timing and character of the distributions made by the Fund. Tax issues relating to the Fund are not generally a consideration for shareholders such as tax- exempt entities and tax-advantaged retirement vehicles such as an IRA or 401(k) plan. Shareholders are urged to consult their own tax professionals regarding specific questions as to federal, state or local taxes.

     INVESTMENT COMPANY TAXATION. The Fund intends to remain qualified as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As such, the Fund will not be subject to federal income tax on its net investment income and capital gains, if any, to the extent that it distributes such income and capital gains to its shareholders.


     The Fund generally intends to distribute sufficient income and gains so that the Fund will not pay corporate income tax on its earnings. The Fund also generally intends to distribute to its shareholders in each calendar year a sufficient amount of ordinary income and capital gains to avoid the imposition of a 4% excise tax. However, the Fund may instead determine to retain all or part of any net long-term capital gains in any year for reinvestment. In such event, the Fund will pay federal income tax (and possibly excise tax) on such retained gains.


     Gains or losses on sales of securities by the Fund will be long-term capital gains or losses if the securities have a tax holding period of more than one year at the time of such sale. Gains or losses on the sale of securities with a tax holding period of one year or less will be short-term capital gains or losses. Special tax rules may change the normal treatment of gains and losses recognized by the Fund when the Fund invests in forward foreign currency exchange contracts, options, futures transactions, and non-U.S. corporations classified as "passive foreign investment companies." Those special tax rules can, among other things, affect the treatment of capital gain or loss as long-term or short-term and may result in ordinary income or loss rather than capital gain or loss. The application of these special rules would therefore also affect the character or distributions made by the Fund.

     Under certain tax rules, the Fund may be required to accrue a portion of any discount at which certain securities are purchased as income each year even though the Fund receives no payments in cash on the security during the year. To the extent that the Fund invests in such securities, it would be required to pay out such income as an income distribution in each year in order to avoid taxation at the Fund level. Such distributions will be made from the available cash of the Fund or by liquidation of portfolio securities if necessary. If a distribution of cash necessitates the liquidation of portfolio securities, the Investment Manager will select which securities to sell. The Fund may realize a gain or loss from such sales. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would in the absence of such transactions.


     TAXATION OF DIVIDENDS AND DISTRIBUTIONS. Shareholders normally will have to pay federal income taxes, and any state and/or local income taxes, on the dividends and other distributions they receive from the Fund. Such dividends and distributions, to the extent that they are derived from net investment income or short-term capital gains, are taxable to the shareholder as ordinary income regardless of whether the shareholder receives such payments in additional shares or in cash.


     Distributions of net long-term capital gains, if any, are taxable to shareholders as long-term capital gains regardless of how long a shareholder has held the Fund's shares and regardless of whether the distribution is received in additional shares or in cash. Under current law, the maximum tax rate on long-term capital gains realized by non-corporate shareholders generally is 20%. A special lower tax rate of 18% on long-term capital gains is available to non-corporate shareholders to the extent the distributions of long-term capital gains are derived from securities which the Fund purchased after December 31, 2000, and held for more than five years.


     Shareholders are generally taxed on any ordinary dividend or capital gain distributions from the Fund in the year they are actually distributed. However, if any such dividends or distributions are declared in October, November or December and paid in January then such amounts will be treated for tax purposes as received by the shareholders on December 31, to shareholders of record of such month.

     Subject to certain exceptions, a corporate shareholder may be eligible for a 70% dividends received deduction to the extent that the Fund earns and distributes qualifying dividends from its investments. Distributions of net capital gains by the Fund will not be eligible for the dividends received deduction.

     Shareholders who are not citizens or residents of the United States and certain foreign entities may be subject to withholding of United States tax on distributions made by the Fund of investment income and short-term capital gains.

     After the end of each calendar year, shareholders will be sent information on their dividends and capital gain distributions for tax purposes, including the portion taxable as ordinary income, the portion taxable as long-term capital gains and the amount of any dividends eligible for the federal dividends received deduction for corporations.

     PURCHASES AND REDEMPTIONS AND EXCHANGES OF FUND SHARES. Any dividend or capital gains distribution received by a shareholder from any investment company will have the effect of reducing the net asset value of the shareholder's stock in that company by the exact amount of the dividend or capital gains distribution. Furthermore, such dividends and capital gains distributions are subject to federal income taxes. If the net asset value of the shares should be reduced below a shareholder's cost as a result of the payment of dividends or the distribution of realized long-term capital gains, such payment or distribution would be in part a return of the shareholder's investment but nonetheless would be taxable to the shareholder. Therefore, an investor should consider the tax implications of purchasing Fund shares immediately prior to a distribution record date.


     In general, a sale of shares results in capital gain or loss, and for individual shareholders, is taxable at a federal rate dependent upon the length of time the shares were held. A redemption of a shareholder's Fund shares is normally treated as a sale for tax purposes. Fund shares held for a period of one year or less at the time of such sale or redemption will, for tax purposes, generally result in short-term capital gains or losses and those held for more than one year generally result in long-term capital gains or losses. Under current law, the maximum tax rate on long-term capital gains realized by non-corporate shareholders is generally 20%. A special lower tax rate of 18% on long-term capital gains is available for non-corporate shareholders who purchased shares after December 31, 2000, and held such shares for more than five years. This special lower tax rate of 18% for five-year property does not apply to non-corporate shareholders holding Fund shares which were purchased on or prior to December 31, 2000, unless such shareholders make an election to treat the Fund shares as being sold and reacquired on January 1, 2001. A shareholder making such election may realize capital gains. Any loss realized by shareholders upon a sale or redemption of shares within six months of the date of their purchase will be treated as a long-term capital loss to the extent of any distributions of net long-term capital gains with respect to such shares during the six-month period.


     Gain or loss on the sale or redemption of shares in the Fund is measured by the difference between the amount received and the tax basis of the shares. Shareholders should keep records of investments made (including shares acquired through reinvestment of dividends and distributions) so they can compute the tax basis of their shares. Under certain circumstances a shareholder may compute and use an average cost basis in determining the gain or loss on the sale or redemption of shares.


     Exchanges of Fund shares for shares of another fund, including shares of other Morgan Stanley Funds, are also subject to similar tax treatment. Such an exchange is treated for tax purposes as a sale of the original shares in the first fund, followed by the purchase of shares in the second fund.


     If a shareholder realizes a loss on the redemption or exchange of a fund's shares and reinvests in that fund's shares within 30 days before or after the redemption or exchange, the transactions may be subject to the "wash sale" rules, resulting in a postponement of the recognition of such loss for tax purposes.

X. UNDERWRITERS
--------------------------------------------------------------------------------
     The Fund's shares are offered to the public on a continuous basis. The Distributor, as the principal underwriter of the shares, has certain obligations under the Distribution Agreement concerning the distribution of the shares. These obligations and the compensation the Distributor receives are described above in the sections titled "Principal Underwriter" and "Rule 12b-1 Plan."


XI. CALCULATION OF PERFORMANCE DATA
--------------------------------------------------------------------------------
     From time to time, the Fund may quote its "total return" in advertisements and sales literature. These figures are computed separately for Class A, Class B, Class C and Class D shares. The Fund's "average annual total return" represents an annualization of the Fund's total return over a particular period and is computed by finding the annual percentage rate which will result in the ending redeemable value of a hypothetical $1,000 investment made at the beginning of a one, five or ten year period, or for the period from the date of commencement of operations, if shorter than any of the foregoing. The ending redeemable value is reduced by any contingent deferred sales charge ("CDSC") at the end of the one, five, ten year or other period. For the purpose of this calculation, it is assumed that all dividends and distributions are reinvested. The formula for computing the average annual total return involved a percentage obtained by dividing the ending redeemable value by the amount of the initial investment (which in the case of Class A shares is reduced by the Class A initial sales charge), taking a root of the quotient (which the root is equivalent to the number of years in the period) and subtracting 1 from the result. Based on this calculation, the average annual total returns of Class A, Class B, Class C and Class D for the fiscal year ended August 31, 2001 and for the period September 26, 1997 (commencement of operations) through August 31, 2001 were: Class A: -28.78% and 3.97%, respectively; Class B: -29.20% and
4.15%, respectively; Class C: -26.22% and 4.60%, respectively; and Class D:
-24.69% and 5.66%, respectively.

     In addition, the Fund may advertise its total return for each Class over different periods of time by means of aggregate, average, year-by-year or other types of total return figures. These calculations may or may not reflect the imposition of the maximum front-end sales charge for Class A or the deduction of the CDSC for each of Class B and Class C which, if reflected, would reduce the performance quoted. For example, the average annual total return of the Fund may be calculated in the manner described above, but without deduction for any applicable sales charge. Based on this calculation, the average annual total returns of Class A, Class B, Class C and Class D for the fiscal year ended August 31, 2001 and the period September 26, 1997 (commencement of operations) through August 31, 2001 were: Class A: -24.83% and 5.41%, respectively; Class B: -25.47% and 4.60%, respectively; Class C: -25.47% and 4.60%, respectively; and Class D: -24.69% and 5.66%, respectively.


     In addition, the Fund may compute its aggregate total return for each Class for specified periods by determining the aggregate percentage rate which will result in the ending value of a hypothetical $1,000 investment made at the beginning of the period. For the purpose of this calculation, it is assumed that all dividends and distribution are reinvested. The formula for computing aggregate total return involves a percentage obtained by dividing the ending value (without reduction for any sale charge) by the initial

$1,000 investment and subtracting 1 from the result. Based on this calculation, the total returns of Class A, Class B, Class C and Class D for the fiscal year ended August 31, 2001 and for the period September 26, 1997 (commencement of operations) through August 31, 2001 were: Class A: -24.83% and 22.99%, respectively; Class B: -25.47% and 19.32%, respectively; Class C: -25.47% and 19.32%, respectively; and Class D: -24.69% and 24.13%, respectively.

     The Fund may also advertise the growth of hypothetical investment of $10,000, $50,000 and $100,000 in each Class of shares of the Fund by adding 1 to the Fund's aggregate total return to date (expressed as a decimal and without taking into account the effect of any applicable CDSC) and multiplying by $9,475, $48,000 and $97,000 in the case of Class A (investments of $10,000, $50,000 and $100,000 in each Class of shares of the Fund by adding 1 to the Fund's aggregate total return to date (expressed as a decimal and without taking into account the effect of any applicable CDSC) and multiplying by $9,475, $48,000 and $97,000 in the case of Class A (investments of $10,000, $50,000 and $100,000 adjusted for the initial sales charge) or by $10,000, $50,000 and $100,000 in the case of each of Class B, Class C and Class D, as the case may be. Investments of $10,000, $50,000 and $100,000 in each Class at inception of the Class would have grown to the following amounts at August 31, 2001:



                                     Investment at Inception of:
                     Inception   -----------------------------------
Class                  Date:      $10,000     $50,000      $100,000
-----------------   ----------   ---------   ---------   -----------
Class A .........   9/26/97      $11,654     $59,035     $119,300
Class B .........   9/26/97       11,932      59,660      119,320
Class C .........   9/26/97       11,932      59,660      119,320
Class D .........   9/26/97       12,413      62,065      124,130



     The after-tax returns of the Fund may also be advertised or otherwise reported. This is generally calculated in a manner similar to the computation of average annual total returns discussed above, except that the calculation also reflects the effect of taxes on returns.


     The Fund from time to time may also advertise its performance relative to certain performance rankings and indexes compiled by recognized organizations.

XII. FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     Experts. The financial statements of the Fund for the fiscal year ended August 31, 2001 included in this Statement of Additional Information and incorporated by reference in the Prospectus have been so included and incorporated herein in reliance on the report of Deloitte & Touche LLP, independent auditors, given on the authority of said firm as experts in auditing and accounting.


                                   * * * * *


     This Statement of Additional Information and the Prospectus do not contain all of the information set forth in the Registration Statement the Fund has filed with the SEC. The complete Registration Statement may be obtained from the SEC.

MORGAN STANLEY S&P 500 INDEX FUND
PORTFOLIO OF INVESTMENTS | AUGUST 31, 2001


NUMBER OF
 SHARES                                              VALUE
-------------------------------------------------------------
          Common Stocks (98.9%)
          Advertising/Marketing Services (0.3%)
 71,952   Interpublic Group of
          Companies, Inc. ..................   $    1,948,460
 35,531   Omnicom Group, Inc. ..............        2,763,956
 20,420   TMP Worldwide, Inc.* .............          915,837
                                               --------------
                                                    5,628,253
                                               --------------
          Aerospace & Defense (1.0%)
167,347   Boeing Co. .......................        8,568,166
 38,548   General Dynamics Corp. ...........        3,043,750
 19,824   Goodrich (B.F.) Co. (The) ........          635,359
 83,316   Lockheed Martin Corp. ............        3,320,976
 16,365   Northrop Grumman Corp. ...........        1,341,930
 68,185   Raytheon Co. .....................        1,792,584
 27,044   Textron, Inc. ....................        1,416,835
                                               --------------
                                                   20,119,600
                                               --------------
          Agricultural Commodities/
          Milling (0.1%)
127,309   Archer-Daniels-Midland Co. .......        1,709,765
                                               --------------
          Air Freight/Couriers (0.1%)
 58,898   FedEx Corp.* .....................        2,479,606
                                               --------------
          Airlines (0.2%)
 29,483   AMR Corp.* .......................          943,161
 23,603   Delta Air Lines, Inc. ............          911,076
146,104   Southwest Airlines Co. ...........        2,613,801
 12,871   US Airways Group Inc.* ...........          163,462
                                               --------------
                                                    4,631,500
                                               --------------
          Alternative Power Generation (0.3%)
102,067   AES Corp. (The)* .................        3,380,459
 57,290   Calpine Corp.* ...................        1,891,716
                                               --------------
                                                    5,272,175
                                               --------------
          Aluminum (0.4%)
 61,256   Alcan Inc. (Canada) ..............        2,224,818
165,580   Alcoa, Inc. ......................        6,311,910
                                               --------------
                                                    8,536,728
                                               --------------
NUMBER OF
 SHARES                                             VALUE
-------------------------------------------------------------
          Apparel/Footwear (0.3%)
 32,425   Cintas Corp. .....................   $    1,509,708
 10,077   Liz Claiborne, Inc. ..............          528,539
 52,023   Nike, Inc. (Class B) .............        2,601,150
 11,232   Reebok International Ltd.* .......          302,028
 21,483   VF Corp. .........................          742,667
                                               --------------
                                                    5,684,092
                                               --------------
          Apparel/Footwear Retail (0.3%)
164,875   Gap, Inc. (The) ..................        3,239,794
 81,796   Limited, Inc. (The) ..............        1,153,324
 25,667   Nordstrom, Inc. ..................          514,623
 53,785   TJX Companies, Inc. (The) ........        1,887,853
                                               --------------
                                                    6,795,594
                                               --------------
          Auto Parts: O.E.M. (0.3%)
 28,378   Dana Corp. .......................          556,209
107,402   Delphi Automotive Systems
          Corp. ............................        1,609,956
 13,217   Eaton Corp. ......................          950,699
 16,664   Johnson Controls, Inc. ...........        1,220,638
 23,962   TRW Inc. .........................          843,462
 25,116   Visteon Corp. ....................          429,484
                                               --------------
                                                    5,610,448
                                               --------------
          Automotive Aftermarket (0.0%)
 13,916   Cooper Tire & Rubber Co. .........          231,980
 30,456   Goodyear Tire & Rubber Co.
          (The) ............................          746,172
                                               --------------
                                                      978,152
                                               --------------
          Beverages: Alcoholic (0.4%)
172,176   Anheuser-Busch Companies,
          Inc. .............................        7,410,455
 13,132   Brown-Forman Corp.
          (Class B) ........................          847,014
  7,154   Coors (Adolph) Co. (Class B)......          331,230
                                               --------------
                                                    8,588,699
                                               --------------
          Beverages: Non-Alcoholic (2.1%)
477,147   Coca Cola Co. ....................       23,222,744
 85,347   Coca-Cola Enterprises Inc. .......        1,294,714
 27,585   Pepsi Bottling Group, Inc. (The).         1,217,878
339,112   PepsiCo, Inc. ....................       15,938,264
                                               --------------
                                                   41,673,600
                                               --------------


                        See Notes to Financial Statements

MORGAN STANLEY S&P 500 INDEX FUND
PORTFOLIO OF INVESTMENTS | AUGUST 31, 2001 CONTINUED


NUMBER OF
 SHARES                                                  VALUE
-----------------------------------------------------------------
             Biotechnology (0.9%)
  200,108    Amgen Inc.* ........................   $  12,866,944
   28,511    Biogen, Inc.* ......................       1,720,924
   36,423    Chiron Corp.* ......................       1,698,040
   40,816    MedImmune, Inc.* ...................       1,638,762
                                                    -------------
                                                       17,924,670
                                                    -------------
             Broadcasting (0.3%)
  112,701    Clear Channel
             Communications, Inc.* ..............       5,665,479
   39,977    Univision Communications,
             Inc. (Class A)* ....................       1,192,514
                                                    -------------
                                                        6,857,993
                                                    -------------
             Building Products (0.1%)
   88,213    Masco Corp. ........................       2,277,660
                                                    -------------
             Cable/Satellite TV (0.3%)
  181,280    Comcast Corp. (Class A
             Special)* ..........................       6,640,286
                                                    -------------
             Casino/Gaming (0.0%)
   22,486    Harrah's Entertainment, Inc.* ......         642,650
                                                    -------------
             Chemicals: Major Diversified (0.8%)
  172,171    Dow Chemical Co. ...................       6,036,315
  200,040    Du Pont (E.I.) de Nemours &
             Co., Inc. ..........................       8,195,639
   14,772    Eastman Chemical Co. ...............         573,006
   20,719    Hercules Inc.* .....................         234,125
   42,238    Rohm & Haas Co. ....................       1,516,767
                                                    -------------
                                                       16,555,852
                                                    -------------
             Chemicals: Specialty (0.3%)
   43,726    Air Products & Chemicals, Inc.             1,853,982
   25,083    Engelhard Corp. ....................         655,419
    5,969    FMC Corp.* .........................         373,003
    9,644    Great Lakes Chemical Corp. .........         240,618
   30,811    Praxair, Inc. ......................       1,450,274
   14,515    Sigma-Aldrich Corp. ................         662,029
                                                    -------------
                                                        5,235,325
                                                    -------------
             Commercial Printing/Forms (0.1%)
   13,555    Deluxe Corp. .......................         444,875
   22,518    Donnelley (R.R.) & Sons Co. ........         671,487
                                                    -------------
                                                        1,116,362
                                                    -------------
NUMBER OF
 SHARES                                                  VALUE
-----------------------------------------------------------------
             Computer Communications (1.2%)
   54,447    Avaya Inc.* ........................   $     618,518
1,403,983    Cisco Systems, Inc.* ...............      22,927,042
                                                    -------------
                                                       23,545,560
                                                    -------------
             Computer Peripherals (0.5%)
  423,335    EMC Corp.* .........................       6,544,759
   24,600    Lexmark International, Inc. * ......       1,280,430
   62,448    Network Appliance, Inc.* ...........         809,326
   17,677    QLogic Corp.* ......................         530,487
                                                    -------------
                                                        9,165,002
                                                    -------------
             Computer Processing
             Hardware (3.3%)
   66,952    Apple Computer, Inc.* ..............       1,241,960
  323,998    Compaq Computer Corp. ..............       4,001,375
  498,945    Dell Computer Corp.* ...............      10,667,444
   61,960    Gateway, Inc.* .....................         555,781
  372,689    Hewlett-Packard Co. ................       8,650,112
  333,285    International Business
             Machines Corp. .....................      33,328,500
   18,508    NCR Corp.* .........................         700,528
  108,795    Palm, Inc.* ........................         389,486
  624,746    Sun Microsystems, Inc.* ............       7,153,342
                                                    -------------
                                                       66,688,528
                                                    -------------
             Construction Materials (0.0%)
   19,391    Vulcan Materials Co. ...............         930,962
                                                    -------------
             Consumer Sundries (0.0%)
   12,180    American Greetings Corp.
             (Class A) ..........................         161,020
                                                    -------------
             Containers/Packaging (0.1%)
    5,288    Ball Corp. .........................         278,413
   10,129    Bemis Company, Inc. ................         443,245
   30,448    Pactiv Corp.* ......................         483,514
   16,048    Sealed Air Corp.* ..................         644,809
    9,449    Temple-Inland, Inc. ................         551,444
                                                    -------------
                                                        2,401,425
                                                    -------------


                        See Notes to Financial Statements

MORGAN STANLEY S&P 500 INDEX FUND
PORTFOLIO OF INVESTMENTS | AUGUST 31, 2001 CONTINUED


NUMBER OF
 SHARES                                            VALUE
------------------------------------------------------------
          Contract Drilling (0.2%)
 28,174   Nabors Industries, Inc.* .........   $     690,826
 25,724   Noble Drilling Corp.* ............         699,693
 18,097   Rowan Companies, Inc.* ...........         281,408
 60,998   Transocean Sedco Forex Inc. ......       1,762,842
                                               -------------
                                                   3,434,769
                                               -------------
          Data Processing Services (0.8%)
119,746   Automatic Data Processing,
          Inc. .............................       6,198,053
 75,152   First Data Corp. .................       4,948,759
 23,852   Fiserv, Inc.* ....................       1,292,063
 71,614   Paychex, Inc. ....................       2,654,731
                                               -------------
                                                  15,093,606
                                               -------------
          Department Stores (0.6%)
 16,310   Dillard's, Inc. (Class A) ........         291,949
 37,919   Federated Department
          Stores, Inc.* ....................       1,376,839
 63,900   Kohl's Corp.* ....................       3,546,450
 57,342   May Department Stores Co. ........       1,929,558
 50,457   Penney (J.C.) Co., Inc. ..........       1,210,968
 63,018   Sears, Roebuck & Co. .............       2,694,019
                                               -------------
                                                  11,049,783
                                               -------------
          Discount Stores (2.7%)
 21,730   Big Lots, Inc.* ..................         230,338
 86,326   Costco Wholesale Corp.* ..........       3,229,456
 63,420   Dollar General Corp. .............       1,093,995
 32,940   Family Dollar Stores, Inc. .......         988,200
 93,982   Kmart Corp.* .....................         943,579
172,467   Target Corp. .....................       5,975,982
857,655   Wal-Mart Stores, Inc. ............      41,210,323
                                               -------------
                                                  53,671,873
                                               -------------
          Drugstore Chains (0.5%)
 75,447   CVS Corp. ........................       2,724,391
195,261   Walgreen Co. .....................       6,707,215
                                               -------------
                                                   9,431,606
                                               -------------
          Electric Utilities (2.4%)
 23,920   Allegheny Energy, Inc. ...........       1,054,394
 26,322   Ameren Corp. .....................       1,085,782

NUMBER OF
 SHARES                                             VALUE
------------------------------------------------------------
 61,798   American Electric Power Co.,
          Inc. .............................   $   2,828,494
 30,502   Cinergy Corp. ....................         982,164
 25,319   CMS Energy Corp. .................         593,984
 40,686   Consolidated Edison, Inc. ........       1,664,057
 31,411   Constellation Energy Group,
          Inc. .............................         942,958
 47,457   Dominion Resources, Inc. .........       2,987,418
 31,617   DTE Energy Co. ...................       1,368,700
148,076   Duke Energy Corp. ................       5,820,868
 62,500   Edison International .............         850,625
 42,339   Entergy Corp. ....................       1,630,898
 61,500   Exelon Corp. .....................       3,357,900
 42,966   FirstEnergy Corp. ................       1,413,152
 33,734   FPL Group, Inc. ..................       1,833,443
 22,923   GPU, Inc. ........................         875,200
 65,122   Mirant Corp.* ....................       1,865,745
 30,739   Niagara Mohawk Holdings
          Inc.* ............................         536,088
 74,263   PG&E Corp. .......................       1,217,913
 16,254   Pinnacle West Capital Corp. ......         725,091
 27,998   PPL Corp. ........................       1,213,713
 39,532   Progress Energy, Inc. ............       1,648,089
 39,895   Public Service Enterprise
          Group, Inc. ......................       1,847,138
 57,062   Reliant Energy, Inc. .............       1,715,284
131,407   Southern Co. (The) ...............       3,044,700
 49,278   TXU Corp. ........................       2,339,719
 65,834   Xcel Energy, Inc. ................       1,803,852
                                               -------------
                                                  47,247,369
                                               -------------
          Electrical Products (0.4%)
 37,414   American Power Conversion
          Corp.* ...........................         517,436
 17,957   Cooper Industries, Inc. ..........       1,008,286
 82,189   Emerson Electric Co. .............       4,405,330
 37,482   Molex Inc. .......................       1,183,307
  7,894   National Service Industries,
          Inc. .............................         186,298
 15,094   Power-One, Inc.* .................         164,676
 11,154   Thomas & Betts Corp. .............         238,807
                                               -------------
                                                   7,704,140
                                               -------------


                        See Notes to Financial Statements

MORGAN STANLEY S&P 500 INDEX FUND
PORTFOLIO OF INVESTMENTS | AUGUST 31, 2001 CONTINUED


NUMBER OF
 SHARES                                                VALUE
---------------------------------------------------------------
          Electronic Components (0.2%)
 36,690   Jabil Circuit, Inc.* ................   $     847,906
 61,325   Sanmina Corp.* ......................       1,104,463
125,312   Solectron Corp.* ....................       1,704,243
                                                  -------------
                                                      3,656,612
                                                  -------------
          Electronic Equipment/
          Instruments (0.4%)
 87,621   Agilent Technologies, Inc.* .........       2,321,956
252,488   JDS Uniphase Corp.* .................       1,780,040
 19,361   PerkinElmer, Inc. ...................         621,101
 35,077   Rockwell Collins ....................         712,765
 35,077   Rockwell International Corp. ........         562,986
 43,460   Symbol Technologies, Inc. ...........         586,710
 17,983   Tektronix, Inc.* ....................         351,388
133,179   Xerox Corp. .........................       1,225,247
                                                  -------------
                                                      8,162,193
                                                  -------------
          Electronic Production Equipment (0.5%)
155,981   Applied Materials, Inc.* ............       6,721,221
 35,562   KLA-Tencor Corp.* ...................       1,747,517
 27,326   Novellus Systems, Inc.* .............       1,210,815
 33,438   Teradyne, Inc.* .....................       1,096,098
                                                  -------------
                                                     10,775,651
                                                  -------------
          Electronics/Appliance Stores (0.2%)
 40,165   Best Buy Co., Inc.* .................       2,368,932
 39,903   Circuit City Stores, Inc. -
          Circuit City Group ..................         666,380
 35,573   RadioShack Corp. ....................         832,408
                                                  -------------
                                                      3,867,720
                                                  -------------
          Electronics/Appliances (0.1%)
 14,600   Maytag Corp. ........................         448,658
 12,776   Whirlpool Corp. .....................         843,472
                                                  -------------
                                                      1,292,130
                                                  -------------
          Engineering & Construction (0.0%)
 15,205   Fluor Corp. .........................         689,243
                                                  -------------
          Environmental Services (0.2%)
 37,843   Allied Waste Industries, Inc.* ......         686,094
119,988   Waste Management, Inc. ..............       3,711,229
                                                  -------------
                                                      4,397,323
                                                  -------------

NUMBER OF
 SHARES                                                VALUE
---------------------------------------------------------------
          Finance/Rental/Leasing (2.1%)
 39,974   Capital One Financial Corp. .........   $   2,222,954
 22,717   Countrywide Credit Industries,
          Inc. ................................         942,755
191,886   Fannie Mae ..........................      14,623,632
132,857   Freddie Mac .........................       8,354,048
 88,975   Household International, Inc. .......       5,258,422
163,395   MBNA Corp. ..........................       5,679,610
 54,762   Providian Financial Corp. ...........       2,139,004
 11,574   Ryder System, Inc. ..................         261,457
 31,262   USA Education Inc. ..................       2,476,263
                                                  -------------
                                                     41,958,145
                                                  -------------
          Financial Conglomerates (3.7%)
253,804   American Express Co. ................       9,243,542
964,620   Citigroup, Inc. .....................      44,131,365
 64,801   Conseco, Inc.* ......................         594,873
 59,100   Hancock (John) Financial
          Services , Inc. .....................       2,361,045
380,819   J.P. Morgan Chase & Co. .............      15,004,269
 62,419   State Street Corp. ..................       3,031,067
                                                  -------------
                                                     74,366,161
                                                  -------------
          Financial Publishing/Services (0.2%)
 27,467   Equifax, Inc. .......................         714,966
 37,445   McGraw-Hill Companies, Inc.
          (The) ...............................       2,218,616
 30,213   Moody's Corp. .......................       1,039,025
                                                  -------------
                                                      3,972,607
                                                  -------------
          Food Distributors (0.2%)
 25,399   Supervalu, Inc. .....................         532,871
129,013   SYSCO Corp. .........................       3,614,944
                                                  -------------
                                                      4,147,815
                                                  -------------
          Food Retail (0.6%)
 77,690   Albertson's, Inc. ...................       2,718,373
155,521   Kroger Co.* .........................       4,139,969
 96,950   Safeway Inc.* .......................       4,373,414
 26,947   Winn-Dixie Stores, Inc. .............         604,960
                                                  -------------
                                                     11,836,716
                                                  -------------


                        See Notes to Financial Statements

MORGAN STANLEY S&P 500 INDEX FUND
PORTFOLIO OF INVESTMENTS | AUGUST 31, 2001 CONTINUED


NUMBER OF
 SHARES                                                  VALUE
-----------------------------------------------------------------
             Food: Major Diversified (1.1%)
   78,326    Campbell Soup Co. ..................   $   2,208,010
   54,592    General Mills, Inc. ................       2,420,609
   66,886    Heinz (H.J.) Co. ...................       3,021,909
   77,861    Kellogg Co. ........................       2,490,773
   59,433    Ralston - Ralston Purina
             Group ..............................       1,942,270
  150,882    Sara Lee Corp. .....................       3,319,404
  109,644    Unilever N.V. (Netherlands) ........       6,698,152
                                                    -------------
                                                       22,101,127
                                                    -------------
             Food: Meat/Fish/Dairy (0.1%)
  103,028    ConAgra, Inc. ......................       2,364,493
                                                    -------------
             Food: Specialty/Candy (0.2%)
   26,213    Hershey Foods Corp. ................       1,690,214
   43,329    Wrigley (Wm.) Jr. Co. ..............       2,172,516
                                                    -------------
                                                        3,862,730
                                                    -------------
             Forest Products (0.1%)
   20,021    Louisiana-Pacific Corp. ............         212,623
   41,278    Weyerhaeuser Co. ...................       2,342,526
                                                    -------------
                                                        2,555,149
                                                    -------------
             Gas Distributors (0.4%)
   62,535    Dynegy, Inc. (Class A) .............       2,637,101
   26,342    KeySpan Corp. ......................         850,847
   21,961    Kinder Morgan, Inc. ................       1,221,032
    8,709    Nicor Inc. .........................         337,561
   39,616    NiSource Inc. ......................         998,719
    6,789    Peoples Energy Corp. ...............         266,808
   39,509    Sempra Energy ......................       1,070,299
                                                    -------------
                                                        7,382,367
                                                    -------------
             Home Building (0.1%)
   11,377    Centex Corp. .......................         498,313
    8,493    Kaufman & Broad Home Corp. .........         274,918
   11,292    Pulte Corp. ........................         427,402
                                                    -------------
                                                        1,200,633
                                                    -------------
             Home Furnishings (0.1%)
   37,647    Leggett & Platt, Inc. ..............         885,457
   51,150    Newell Rubbermaid, Inc. ............       1,171,335
   11,108    Tupperware Corp. ...................         262,482
                                                    -------------
                                                        2,319,274
                                                    -------------
NUMBER OF
 SHARES                                                 VALUE
-----------------------------------------------------------------
             Home Improvement Chains (1.3%)
  447,657    Home Depot, Inc. (The) .............   $  20,569,839
  147,548    Lowe's Companies, Inc. .............       5,488,786
                                                    -------------
                                                       26,058,625
                                                    -------------
             Hospital/Nursing
             Management (0.4%)
  103,112    HCA - The Healthcare Corp ..........       4,716,343
   19,737    Manor Care, Inc.* ..................         555,202
   62,197    Tenet Healthcare Corp.* ............       3,446,958
                                                    -------------
                                                        8,718,503
                                                    -------------
             Hotels/Resorts/Cruiselines (0.4%)
  112,167    Carnival Corp. .....................       3,508,584
   70,752    Hilton Hotels Corp. ................         899,258
   46,764    Marriott International, Inc.
             (Class A) ..........................       2,050,601
   38,125    Starwood Hotels & Resorts
             Worldwide, Inc. ....................       1,290,531
                                                    -------------
                                                        7,748,974
                                                    -------------
             Household/Personal Care (2.1%)
   10,858    Alberto-Culver Co. (Class B) .......         467,654
   45,513    Avon Products, Inc. ................       2,099,515
   45,370    Clorox Co. .........................       1,690,032
  107,626    Colgate-Palmolive Co. ..............       5,827,948
  202,286    Gillette Co. .......................       6,200,066
   18,379    International Flavors &
             Fragrances, Inc. ...................         554,127
  102,091    Kimberly-Clark Corp. ...............       6,334,747
  248,445    Procter & Gamble Co. (The) .........      18,422,197
                                                    -------------
                                                       41,596,286
                                                    -------------
             Industrial Conglomerates (5.9%)
1,905,441    General Electric Co.** .............      78,084,972
  155,243    Honeywell International, Inc. ......       5,784,354
   16,865    ITT Industries, Inc. ...............         761,455
   75,947    Minnesota Mining &
             Manufacturing Co. ..................       7,906,083
  371,498    Tyco International Ltd.
             (Bermuda) ..........................      19,299,321
   90,300    United Technologies Corp. ..........       6,176,520
                                                    -------------
                                                      118,012,705
                                                    -------------


                        See Notes to Financial Statements

MORGAN STANLEY S&P 500 INDEX FUND
PORTFOLIO OF INVESTMENTS | AUGUST 31, 2001 CONTINUED


NUMBER OF
 SHARES                                               VALUE
---------------------------------------------------------------
             Industrial Machinery (0.3%)
   58,307    Illinois Tool Works Inc. .........   $   3,644,771
   30,673    Ingersoll-Rand Co. ...............       1,244,404
    2,128    Kadant Inc.* .....................          29,473
   11,737    McDermott International, Inc.*             124,999
   22,415    Parker-Hannifin Corp. ............         986,260
                                                  -------------
                                                      6,029,907
                                                  -------------
             Industrial Specialties (0.2%)
   24,474    Ecolab, Inc. .....................         980,918
    9,035    Millipore Corp. ..................         573,271
   32,303    PPG Industries, Inc. .............       1,748,238
   30,053    Sherwin-Williams Co. .............         680,700
                                                  -------------
                                                      3,983,127
                                                  -------------
             Information Technology
             Services (0.5%)
   35,430    Citrix Systems, Inc.* ............       1,167,418
   32,343    Computer Sciences Corp.* .........       1,216,097
   89,758    Electronic Data Systems
             Corp. ............................       5,293,927
   56,395    PeopleSoft, Inc.* ................       1,944,500
   23,578    Sapient Corp.* ...................         127,557
   60,751    Unisys Corp.* ....................         718,077
                                                  -------------
                                                     10,467,576
                                                  -------------
             Insurance Brokers/Services (0.3%)
   50,232    AON Corp. ........................       1,866,119
   52,854    Marsh & McLennan
             Companies, Inc. ..................       4,910,137
                                                  -------------
                                                      6,776,256
                                                  -------------
             Integrated Oil (5.2%)
   17,099    Amerada Hess Corp. ...............       1,328,763
  123,057    Chevron Corp. ....................      11,167,423
  119,838    Conoco, Inc. (Class B) ...........       3,549,602
1,323,566    Exxon Mobil Corp. ................      53,141,175
   49,059    Phillips Petroleum Co. ...........       2,820,892
  411,336    Royal Dutch Petroleum Co.
             (ADR) (Netherlands) ..............      23,293,958
  105,686    Texaco, Inc. .....................       7,361,030
                                                  -------------
                                                    102,662,843
                                                  -------------
NUMBER OF
 SHARES                                                VALUE
---------------------------------------------------------------
             Internet Software/Services (0.2%)
   86,925    Siebel Systems, Inc.* ............   $   1,877,580
  108,748    Yahoo! Inc.* .....................       1,289,751
                                                  -------------
                                                      3,167,331
                                                  -------------
             Investment Banks/Brokers (1.4%)
   20,149    Bear Stearns Companies, Inc.
             (The) ............................       1,051,576
   47,284    Lehman Brothers Holdings,
             Inc. .............................       3,104,195
  161,007    Merrill Lynch & Co., Inc. ........       8,307,961
  213,464    Morgan Stanley Dean Witter &
             Co. (Note 4) .....................      11,388,304
  265,888    Schwab (Charles) Corp. ...........       3,312,964
                                                  -------------
                                                     27,165,000
                                                  -------------
             Investment Managers (0.2%)
   50,743    Franklin Resources, Inc. .........       2,081,985
   23,598    Price (T.) Rowe Associates,
             Inc. .............................         882,329
   42,069    Stilwell Financial, Inc. .........       1,203,173
                                                  -------------
                                                      4,167,487
                                                  -------------
             Life/Health Insurance (0.6%)
  100,866    AFLAC, Inc. ......................       2,775,832
   29,180    Jefferson-Pilot Corp. ............       1,357,454
   36,029    Lincoln National Corp. ...........       1,796,406
  143,820    MetLife, Inc. ....................       4,386,510
   24,065    Torchmark Corp. ..................       1,016,506
   46,303    UnumProvident Corp. ..............       1,297,410
                                                  -------------
                                                     12,630,118
                                                  -------------
             Major Banks (4.4%)
  307,481    Bank of America Corp. ............      18,910,081
  141,098    Bank of New York Co., Inc. .......       5,601,591
  223,543    Bank One Corp. ...................       7,754,707
   78,122    BB&T Corp. .......................       2,873,327
   34,236    Comerica, Inc. ...................       2,045,601
  188,249    First Union Corp.* ...............       6,479,531
  207,765    FleetBoston Financial Corp. ......       7,651,985
   48,152    Huntington Bancshares, Inc. ......         875,403
   81,434    KeyCorp ..........................       2,043,993
   91,541    Mellon Financial Corp. ...........       3,226,820


                        See Notes to Financial Statements

MORGAN STANLEY S&P 500 INDEX FUND
PORTFOLIO OF INVESTMENTS | AUGUST 31, 2001 CONTINUED


NUMBER OF
 SHARES                                             VALUE
-------------------------------------------------------------
115,241    National City Corp. ..............   $   3,557,490
 55,438    PNC Financial Services Group,
           Inc. .............................       3,691,616
 65,209    SouthTrust Corp. .................       1,588,491
 56,012    SunTrust Banks, Inc. .............       3,825,620
 40,348    Wachovia Corp. ...................       2,810,238
329,214    Wells Fargo & Co. ................      15,147,136
                                                -------------
                                                   88,083,630
                                                -------------
           Major Telecommunications (4.7%)
 60,055    ALLTEL Corp. .....................       3,483,190
661,876    AT&T Corp. .......................      12,602,119
359,515    BellSouth Corp. ..................      13,409,909
646,070    SBC Communications, Inc. .........      26,430,724
170,015    Sprint Corp. (FON Group) .........       3,968,150
518,833    Verizon Communications Inc. ......      25,941,650
554,010    WorldCom Group* ..................       7,124,569
                                                -------------
                                                   92,960,311
                                                -------------
           Managed Health Care (0.5%)
 27,328    Aetna Inc.* ......................         817,107
 28,727    CIGNA Corp. ......................       2,585,430
 32,603    Humana, Inc.* ....................         391,236
 60,845    UnitedHealth Group Inc. ..........       4,141,111
 12,146    Wellpoint Health Networks,
           Inc.* ............................       1,293,306
                                                -------------
                                                    9,228,190
                                                -------------
           Media Conglomerates (2.8%)
849,912    AOL Time Warner Inc.* ............      31,744,213
400,912    Disney (Walt) Co. (The) ..........      10,195,192
341,488    Viacom, Inc. (Class B)
           (Non-Voting)* ....................      14,479,091
                                                -------------
                                                   56,418,496
                                                -------------
           Medical Distributors (0.5%)
 19,730    AmerisourceBergen Corp.* .........       1,271,401
 85,525    Cardinal Health, Inc. ............       6,238,193
 54,633    McKesson HBOC, Inc. ..............       2,144,345
                                                -------------
                                                    9,653,939
                                                -------------
NUMBER OF
 SHARES                                             VALUE
-------------------------------------------------------------
           Medical Specialties (1.5%)
 40,503    Applera Corp. - Applied
           Biosystems Group .................   $   1,012,980
  9,721    Bard (C.R.), Inc. ................         562,360
 10,287    Bausch & Lomb, Inc. ..............         374,138
113,634    Baxter International, Inc. .......       5,863,514
 49,412    Becton, Dickinson & Co. ..........       1,775,373
 51,489    Biomet, Inc. .....................       1,422,641
 77,004    Boston Scientific Corp.* .........       1,470,776
 58,891    Guidant Corp.* ...................       2,127,143
231,849    Medtronic, Inc. ..................      10,558,403
 23,555    Pall Corp. .......................         526,690
 16,444    St. Jude Medical, Inc.* ..........       1,131,347
 37,622    Stryker Corp. ....................       2,062,814
                                                -------------
                                                   28,888,179
                                                -------------
           Miscellaneous Commercial
           Services (0.2%)
 46,173    Concord EFS, Inc.* ...............       2,422,697
 32,779    Convergys Corp.* .................         920,107
 25,490    Sabre Holdings Corp.* ............       1,075,168
                                                -------------
                                                    4,417,972
                                                -------------
           Miscellaneous Manufacturing (0.2%)
 11,449    Crane Co. ........................         321,602
 27,341    Danaher Corp. ....................       1,519,339
 38,992    Dover Corp. ......................       1,400,593
 34,773    Thermo Electron Corp.* ...........         753,531
                                                -------------
                                                    3,995,065
                                                -------------




           Motor Vehicles (0.8%)
350,964    Ford Motor Co. ...................       6,973,655
105,235    General Motors Corp. .............       5,761,616
 58,013    Harley-Davidson, Inc. ............       2,818,852
                                                -------------
                                                   15,554,123
                                                -------------
           Multi-Line Insurance (2.3%)
502,591    American International Group,
           Inc. .............................      39,302,599
 45,467    Hartford Financial Services
           Group, Inc. (The) ................       2,946,262
 37,836    Loews Corp. ......................       1,847,154
 24,505    Safeco Corp. .....................         737,110
                                                -------------
                                                   44,833,125
                                                -------------


                        See Notes to Financial Statements

MORGAN STANLEY S&P 500 INDEX FUND
PORTFOLIO OF INVESTMENTS | AUGUST 31, 2001 CONTINUED


NUMBER OF
 SHARES                                                   VALUE
------------------------------------------------------------------
             Office Equipment/Supplies (0.2%)
   21,148    Avery Dennison Corp. ................   $   1,087,219
   47,341    Pitney Bowes, Inc. ..................       2,058,860
                                                     -------------
                                                         3,146,079
                                                     -------------
             Oil & Gas Pipelines (0.6%)
   97,674    El Paso Energy Corp. ................       4,745,980
  143,124    Enron Corp. .........................       5,007,909
   92,962    Williams Companies, Inc. (The)              3,025,913
                                                     -------------
                                                        12,779,802
                                                     -------------
             Oil & Gas Production (0.6%)
   48,077    Anardarko Petroleum Corp. ...........       2,487,985
   24,057    Apache Corp. ........................       1,128,995
   40,570    Burlington Resources, Inc. ..........       1,541,660
   24,826    Devon Energy Corp. ..................       1,148,699
   22,243    EOG Resources, Inc. .................         703,324
   18,180    Kerr-McGee Corp. ....................       1,061,894
   71,069    Occidental Petroleum Corp. ..........       1,955,819
   46,686    Unocal Corp. ........................       1,648,016
                                                     -------------
                                                        11,676,392
                                                     -------------
             Oil Refining/Marketing (0.2%)
   13,387    Ashland, Inc. .......................         567,609
   16,095    Sunoco, Inc. ........................         608,874
   29,612    Tosco Corp. .........................       1,373,997
   59,199    USX-Marathon Group ..................       1,865,360
                                                     -------------
                                                         4,415,840
                                                     -------------
             Oilfield Services/Equipment (0.5%)
   64,386    Baker Hughes Inc. ...................       2,120,875
   82,305    Halliburton Co. .....................       2,293,017
  109,965    Schlumberger Ltd. ...................       5,388,285
                                                     -------------
                                                         9,802,177
                                                     -------------
             Other Consumer Services (0.2%)
   35,058    Block (H.&R.), Inc. .................       1,364,107
  163,402    Cendant Corp.* ......................       3,116,076
                                                     -------------
                                                         4,480,183
                                                     -------------
             Other Consumer Specialties (0.1%)
   29,320    Fortune Brands, Inc. ................       1,121,490
                                                     -------------
NUMBER OF
 SHARES                                                  VALUE
------------------------------------------------------------------
             Other Metals/Minerals (0.1%)
   34,888    Inco Ltd. (Canada)* .................   $     579,839
   15,097    Phelps Dodge Corp. ..................         594,822
                                                     -------------
                                                         1,174,661
                                                     -------------
             Packaged Software (4.2%)
   45,875    Adobe Systems, Inc. .................       1,541,859
   10,340    Autodesk, Inc. ......................         396,436
   46,735    BMC Software, Inc.* .................         747,760
  110,546    Computer Associates
             International, Inc. .................       3,432,453
   70,556    Compuware Corp.* ....................         861,489
   40,022    Intuit Inc.* ........................       1,512,031
   15,848    Mercury Interactive Corp.* ..........         428,054
1,032,438    Microsoft Corp.* ....................      58,900,588
   69,010    Novell, Inc.* .......................         313,996
1,076,841    Oracle Corp.* .......................      13,148,229
   50,677    Parametric Technology Corp.*                  369,435
   76,235    Veritas Software Corp.* .............       2,189,469
                                                     -------------
                                                        83,841,799
                                                     -------------
             Personnel Services (0.0%)
   33,642    Robert Half International, Inc.* ....         837,349
                                                     -------------
             Pharmaceuticals: Generic
             Drugs (0.1%)
   20,309    Watson Pharmaceuticals, Inc.* .......       1,139,335
                                                     -------------







             Pharmaceuticals: Major (9.7%)
  297,114    Abbott Laboratories .................      14,766,566
  252,145    American Home Products
             Corp. ...............................      14,120,120
  372,812    Bristol-Myers Squibb Co. ............      20,929,666
  580,876    Johnson & Johnson ...................      30,617,974
  215,592    Lilly (Eli) & Co. ...................      16,736,407
  439,863    Merck & Co., Inc. ...................      28,635,081
1,210,982    Pfizer, Inc. ........................      46,392,720
  249,563    Pharmacia Corp. .....................       9,882,695
  280,655    Schering-Plough Corp. ...............      10,701,375
   37,281    Zimmer Holdings, Inc.* ..............       1,014,043
                                                     -------------
                                                       193,796,647
                                                     -------------


                        See Notes to Financial Statements

MORGAN STANLEY S&P 500 INDEX FUND
PORTFOLIO OF INVESTMENTS | AUGUST 31, 2001 CONTINUED


NUMBER OF
 SHARES                                            VALUE
------------------------------------------------------------
          Pharmaceuticals: Other (0.3%)
 25,242   Allergan, Inc. ...................   $   1,823,735
 33,795   Forest Laboratories, Inc.* .......       2,467,373
 43,844   King Pharmaceuticals, Inc.* ......       1,896,253
                                               -------------
                                                   6,187,361
                                               -------------
          Precious Metals (0.2%)
 75,965   Barrick Gold Corp. (Canada) ......       1,216,959
 27,610   Freeport-McMoRan Copper &
          Gold, Inc. (Class B)* ............         341,812
 50,510   Homestake Mining Co. .............         418,223
 37,497   Newmont Mining Corp. .............         777,688
 62,847   Placer Dome Inc. (Canada) ........         694,459
                                               -------------
                                                   3,449,141
                                               -------------
          Property - Casualty Insurers (0.6%)
138,967   Allstate Corp. (The) .............       4,715,150
 33,616   Chubb Corp. (The) ................       2,269,080
 30,829   Cincinnati Financial Corp. .......       1,233,160
 14,165   Progressive Corp. (The) ..........       1,831,110
 41,135   St. Paul Companies, Inc. .........       1,728,904
                                               -------------
                                                  11,777,404
                                               -------------
          Publishing: Books/Magazines (0.0%)
  9,539   Meredith Corp. ...................         310,494
                                               -------------
          Publishing: Newspapers (0.4%)
 16,566   Dow Jones & Co., Inc. ............         909,142
 50,748   Gannett Co., Inc. ................       3,129,122
 14,044   Knight-Ridder, Inc. ..............         851,066
 30,544   New York Times Co. (The)
          (Class A) ........................       1,305,756
 57,247   Tribune Co. ......................       2,256,677
                                               -------------
                                                   8,451,763
                                               -------------
          Pulp & Paper (0.4%)
 11,017   Boise Cascade Corp. ..............         404,324
 43,337   Georgia-Pacific Group ............       1,583,534
 92,656   International Paper Co. ..........       3,717,359
 19,012   Mead Corp. .......................         631,959
 19,327   Westvaco Corp. ...................         588,507
 21,032   Willamette Industries, Inc. ......       1,020,052
                                               -------------
                                                   7,945,735
                                               -------------
NUMBER OF
 SHARES                                            VALUE
------------------------------------------------------------
          Railroads (0.4%)
 75,146   Burlington Northern Santa Fe
          Corp. ............................   $   2,037,208
 40,935   CSX Corp. ........................       1,446,643
 73,792   Norfolk Southern Corp. ...........       1,374,007
 47,551   Union Pacific Corp. ..............       2,533,042
                                               -------------
                                                   7,390,900
                                               -------------
          Recreational Products (0.3%)
 16,802   Brunswick Corp. ..................         366,116
 55,639   Eastman Kodak Co. ................       2,485,394
 33,083   Hasbro, Inc. .....................         573,659
 14,190   International Game
          Technology* ......................         759,449
 82,650   Mattel, Inc. .....................       1,486,874
                                               -------------
                                                   5,671,492
                                               -------------
          Regional Banks (1.2%)
 71,045   AmSouth Bancorporation ...........       1,351,276
110,398   Fifth Third Bancorp ..............       6,436,203
 42,708   Northern Trust Corp. .............       2,421,544
 43,641   Regions Financial Corp. ..........       1,283,045
 55,637   Synovus Financial Corp. ..........       1,713,620
365,550   U.S. Bancorp .....................       8,860,932
 26,299   Union Planters Corp. .............       1,170,306
 17,660   Zions Bancorporation .............       1,011,212
                                               -------------
                                                  24,248,138
                                               -------------
          Restaurants (0.6%)
 22,649   Darden Restaurants, Inc. .........         648,214
248,089   McDonald's Corp. .................       7,450,113
 72,926   Starbucks Corp.* .................       1,230,262
 28,181   Tricon Global Restaurants,
          Inc.* ............................       1,201,074
 21,802   Wendy's International, Inc. ......         618,959
                                               -------------
                                                  11,148,622
                                               -------------
          Savings Banks (0.5%)
 39,655   Charter One Financial, Inc. ......       1,157,926
 30,436   Golden West Financial Corp. ......       1,761,331
168,354   Washington Mutual, Inc. ..........       6,303,174
                                               -------------
                                                   9,222,431
                                               -------------


                        See Notes to Financial Statements

MORGAN STANLEY S&P 500 INDEX FUND
PORTFOLIO OF INVESTMENTS | AUGUST 31, 2001 CONTINUED


NUMBER OF
 SHARES                                                 VALUE
-----------------------------------------------------------------
             Semiconductors (3.6%)
   65,978    Advanced Micro Devices,
             Inc.* ..............................   $     894,002
   74,190    Altera Corp.* ......................       2,106,996
   69,029    Analog Devices, Inc.* ..............       3,298,206
   57,642    Applied Micro Circuits Corp.* ......         822,551
   49,893    Broadcom Corp. (Class A)* ..........       1,604,060
   47,398    Conexant Systems, Inc.* ............         564,510
1,290,043    Intel Corp. ........................      36,069,602
   60,975    Linear Technology Corp. ............       2,504,853
   69,320    LSI Logic Corp.* ...................       1,403,730
   62,977    Maxim Integrated Products,
             Inc.* ..............................       2,910,167
  114,370    Micron Technology, Inc.* ...........       4,301,456
   33,269    National Semiconductor
             Corp.* .............................       1,099,540
   31,550    PMC - Sierra, Inc.* ................         970,163
  333,010    Texas Instruments, Inc. ............      11,022,631
   35,171    Vitesse Semiconductor
             Corp.* .............................         513,497
   63,800    Xilinx, Inc.* ......................       2,490,752
                                                    -------------
                                                       72,576,716
                                                    -------------
             Services to the Health Industry (0.2%)
   74,748    Healthsouth Corp.* .................       1,351,444
   56,522    IMS Health Inc. ....................       1,504,616
   22,368    Quintiles Transnational Corp.* .....         391,664
                                                    -------------
                                                        3,247,724
                                                    -------------
             Specialty Insurance (0.3%)
   20,293    Ambac Financial Group, Inc. ........       1,201,346
   28,438    MBIA, Inc. .........................       1,535,936
   20,548    MGIC Investment Corp. ..............       1,436,305
   24,110    XL Capital Ltd. (Class A)
             (Bermuda) ..........................       2,001,130
                                                    -------------
                                                        6,174,717
                                                    -------------
             Specialty Stores (0.3%)
   21,482    AutoZone, Inc.* ....................         992,468
   55,368    Bed Bath & Beyond Inc.* ............       1,597,367
   57,081    Office Depot, Inc.* ................         793,426
   87,528    Staples, Inc.* .....................       1,317,296

NUMBER OF
 SHARES                                                 VALUE
-----------------------------------------------------------------
   27,995    Tiffany & Co. ......................   $     872,044
   37,896    Toys 'R' Us, Inc.* .................         906,851
                                                    -------------
                                                        6,479,452
                                                    -------------
             Specialty Telecommunications (0.5%)
   27,047    CenturyTel, Inc. ...................         947,997
   54,695    Citizens Communications Co.* .......         587,971
  170,049    Global Crossing Ltd. (Bermuda)* ....         719,307
  318,675    Qwest Communications
             International, Inc. ................       6,851,513
                                                    -------------
                                                        9,106,788
                                                    -------------
             Steel (0.1%)
   15,385    Allegheny Technologies Inc. ........         284,623
   14,885    Nucor Corp. ........................         723,411
   17,034    USX-U.S. Steel Group ...............         338,806
   16,377    Worthington Industries, Inc. .......         229,278
                                                    -------------
                                                        1,576,118
                                                    -------------
             Telecommunication
             Equipment (1.5%)
  149,932    ADC Telecommunications, Inc.*.......         655,203
   15,614    Andrew Corp.* ......................         317,589
   62,760    CIENA Corp.* .......................       1,074,451
   32,823    Comverse Technology, Inc.* .........         825,170
  178,427    Corning Inc. .......................       2,142,908
  653,330    Lucent Technologies Inc. ...........       4,455,711
  421,286    Motorola, Inc. .....................       7,330,376
  611,209    Nortel Networks Corp.
             (Canada) ...........................       3,826,168
  145,266    QUALCOMM Inc.* .....................       8,548,904
   31,243    Scientific-Atlanta, Inc. ...........         641,731



   78,502    Tellabs, Inc.* .....................       1,045,647
                                                    -------------
                                                       30,863,858
                                                    -------------
             Tobacco (1.1%)
  421,956    Philip Morris Companies, Inc. ......      20,000,714
   31,321    UST, Inc. ..........................       1,033,593
                                                    -------------
                                                       21,034,307
                                                    -------------
             Tools/Hardware (0.1%)
   15,590    Black & Decker Corp. ...............         613,155
   11,087    Snap-On, Inc. ......................         282,275
   16,376    Stanley Works ......................         685,991
                                                    -------------
                                                        1,581,421
                                                    -------------


                        See Notes to Financial Statements

MORGAN STANLEY S&P 500 INDEX FUND
PORTFOLIO OF INVESTMENTS | AUGUST 31, 2001 CONTINUED


NUMBER OF
 SHARES                                              VALUE
---------------------------------------------------------------
          Trucks/Construction/Farm
          Machinery (0.3%)
 65,847   Caterpillar, Inc. ..................   $   3,292,350
  7,903   Cummins Engine Co., Inc. ...........         298,338
 45,035   Deere & Co. ........................       1,944,161
 11,392   Navistar International Corp.* ......         390,404
 14,683   PACCAR, Inc. .......................         811,970
                                                 -------------
                                                     6,737,223
                                                 -------------
          Wholesale Distributors (0.1%)
 32,996   Genuine Parts Co. ..................       1,014,957
 18,216   Grainger (W.W.), Inc. ..............         770,719
                                                 -------------
                                                     1,785,676
                                                 -------------
          Wireless Communications (0.7%)
484,963   AT&T Wireless Services Inc.* .......       7,516,927
146,756   Nextel Communications, Inc.
          (Class A)* .........................       1,772,812
179,739   Sprint Corp. (PCS Group)* ..........       4,489,880
                                                 -------------
                                                    13,779,619
                                                 -------------
          Total Common Stocks
          (Cost $2,008,129,061) ..............   1,968,569,364
                                                 -------------


PRINCIPAL
AMOUNT IN
THOUSANDS                                            VALUE
---------------------------------------------------------------
             Short-Term Investment (1.3%)
             Repurchase Agreement
$  25,805    Joint repurchase agreement
             account 3.674% due
             09/04/01 (dated
             08/31/01; proceeds
             $25,815,533) (a)
             (Cost $25,805,000) .............   $   25,805,000
                                                --------------
Total Investments
(Cost $2,033,934,061) (b).....   100.2%          1,994,374,364
Liabilities in Excess of Other
Assets .......................    (0.2)             (4,466,792)
                                 -----          --------------
Net Assets ...................   100.0%         $1,989,907,572
                                 =====          ==============

---------------------------

ADR   American Depository Receipt.
*     Non-income producing security.
** A portion of this security is segregated in connection with open futures contracts.
(a)   Collateralized by federal agency and U.S. Treasury obligations.
(b) The aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross unrealized appreciation is $266,688,626 and the aggregate gross unrealized depreciation is $306,248,323, resulting in net unrealized depreciation of $39,559,697. Futures Contract Open at August 31,
      2001:



                       DESCRIPTION,     UNDERLYING
NUMBER OF    LONG/       DELIVERY      FACE AMOUNT     UNREALIZED
CONTRACTS    SHORT   MONTH, AND YEAR     AT VALUE         LOSS
----------- ------- ----------------- ------------- ----------------
    83        Long   S&P 500 Index    $23,553,325   $(3,110,835)
                     September/2001


                        See Notes to Financial Statements

MORGAN STANLEY S&P 500 INDEX FUND
FINANCIAL STATEMENTS


Statement of Assets and Liabilities
August 31, 2001



Assets:
Investments in securities, at value
 (cost $2,033,934,061) ............................................    $1,994,374,364
Receivable for:
  Investments sold ................................................           268,384
  Shares of beneficial interest sold ..............................         3,689,649
  Dividends .......................................................         3,001,864
  Variation margin ................................................           158,670
Deferred organizational expenses ..................................            14,703
Prepaid expenses and other assets .................................            93,095
                                                                       --------------
  Total Assets ....................................................     2,001,600,729
                                                                       --------------
Liabilities:
Payable for:
  Investments purchased ...........................................         5,170,218
  Shares of beneficial interest repurchased .......................         4,080,659
  Distribution fee ................................................         1,561,952
  Investment management fee .......................................           608,492
Accrued expenses and other payables ...............................           271,836
                                                                       --------------
  Total Liabilities ...............................................        11,693,157
                                                                       --------------
  Net Assets ......................................................    $1,989,907,572
                                                                       ==============
Composition of Net Assets:
Paid-in-capital ...................................................    $2,095,050,970
Net unrealized depreciation .......................................       (42,670,532)
Accumulated net realized loss .....................................       (62,472,866)
                                                                       --------------
  Net Assets ......................................................    $1,989,907,572
                                                                       ==============
Class A Shares:
Net Assets ........................................................      $159,099,032
Shares Outstanding (unlimited authorized, $.01 par value) .........        13,073,965
  Net Asset Value Per Share .......................................            $12.17
                                                                               ======
  Maximum Offering Price Per Share,
  (net asset value plus 5.54% of net asset value) .................            $12.84
                                                                               ======
Class B Shares: ...................................................
Net Assets ........................................................    $1,543,679,183
Shares Outstanding (unlimited authorized, $.01 par value) .........       129,952,499
  Net Asset Value Per Share .......................................            $11.88
                                                                               ======
Class C Shares:
Net Assets ........................................................      $168,750,952
Shares Outstanding (unlimited authorized, $.01 par value) .........        14,206,471
  Net Asset Value Per Share .......................................            $11.88
                                                                               ======
Class D Shares:
Net Assets ........................................................      $118,378,405
Shares Outstanding (unlimited authorized, $.01 par value) .........         9,658,648
  Net Asset Value Per Share .......................................            $12.26
                                                                               ======


                        See Notes to Financial Statements

MORGAN STANLEY S&P 500 INDEX FUND
FINANCIAL STATEMENTS CONTINUED


STATEMENT OF OPERATIONS
For the year ended August 31, 2001



Net Investment Loss:
Income
Interest ....................................................    $    1,886,992
Dividends (net of $123,208 foreign withholding tax) .........        26,646,441
                                                                 --------------
  Total Income ..............................................        28,533,433
                                                                 --------------
Expenses
Distribution fee (Class A shares) ...........................           335,727
Distribution fee (Class B shares) ...........................        17,638,944
Distribution fee (Class C shares) ...........................         1,874,816
Investment management fee ...................................         8,758,955
Transfer agent fees and expenses ............................         2,345,628
Shareholder reports and notices .............................           160,748
Registration fees ...........................................           143,548
Custodian fees ..............................................           128,887
Professional fees ...........................................            36,315
Organizational expenses .....................................            13,667
Trustees' fees and expenses .................................            12,885
Other .......................................................           245,416
                                                                 --------------
  Total Expenses ............................................        31,695,536
Less: amounts waived/reimbursed .............................          (667,443)
                                                                 --------------
  Net Expenses ..............................................        31,028,093
                                                                 --------------
  Net Investment Loss .......................................        (2,494,660)
                                                                 --------------
Net Realized and Unrealized Loss:
Net realized loss on:
  Investments ...............................................       (31,281,638)
  Futures contracts .........................................        (9,024,206)
                                                                 --------------
  Net Loss ..................................................       (40,305,844)
                                                                 --------------
Net change in unrealized appreciation/depreciation on:
  Investments ...............................................      (620,698,778)
  Futures contracts .........................................        (4,122,819)
                                                                 --------------
  Net Depreciation ..........................................      (624,821,597)
                                                                 --------------
  Net Loss ..................................................      (665,127,441)
                                                                 --------------
Net Decrease ................................................    $ (667,622,101)
                                                                 ==============


                        See Notes to Financial Statements

MORGAN STANLEY S&P 500 INDEX FUND
FINANCIAL STATEMENTS CONTINUED


Statement of Changes in Net Assets



                                                                             FOR THE YEAR      FOR THE YEAR
                                                                                ENDED              ENDED
                                                                           AUGUST 31, 2001    AUGUST 31, 2000
                                                                          ----------------- ------------------
Increase (Decrease) in Net Assets:
Operations:
Net investment loss .....................................................  $   (2,494,660)    $   (4,252,214)
Net realized loss .......................................................     (40,305,844)       (18,897,275)
Net change in unrealized appreciation/depreciation ......................    (624,821,597)       322,081,076
                                                                           --------------     --------------
  Net Increase (Decrease) ...............................................    (667,622,101)       298,931,587
                                                                           --------------     --------------
Distributions to Shareholders from Net Realized Gain:
Class A shares ..........................................................               -           (283,108)
Class B shares ..........................................................               -         (4,247,416)
Class C shares ..........................................................               -           (390,381)
Class D shares ..........................................................               -            (61,600)
                                                                           --------------     --------------
  Total Distributions ...................................................               -         (4,982,505)
                                                                           --------------     --------------
Net increase from transactions in shares of beneficial interest .........     134,846,258        382,303,284
                                                                           --------------     --------------
  Net Increase (Decrease) ...............................................    (532,775,843)       676,252,366
                                                                           --------------     --------------
Net Assets:
Beginning of period .....................................................   2,522,683,415      1,846,431,049
                                                                           --------------     --------------
End of Period ...........................................................  $1,989,907,572     $2,522,683,415
                                                                           ==============     ==============


                        See Notes to Financial Statements

MORGAN STANLEY S&P 500 INDEX FUND
NOTES TO FINANCIAL STATEMENTS | AUGUST 31, 2001


1. Organization and Accounting Policies

Morgan Stanley S&P 500 Index Fund (the "Fund"), formerly Morgan Stanley Dean Witter S&P 500 Index Fund, is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund's investment objective is to provide investment results that, before expenses, correspond to the total return of the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500 Index"). The Fund seeks to achieve its objective by investing at least 80% of its total assets in common stocks included in the S&P 500 Index in approximately the same weighting as the Index. The Fund was organized as a Massachusetts business trust on June 18, 1997 and commenced operations on September 26, 1997.

The Fund offers Class A shares, Class B shares, Class C shares and Class D shares. The four classes are substantially the same except that most Class A shares are subject to a sales charge imposed at the time of purchase and some Class A shares, and most Class B shares and Class C shares are subject to a contingent deferred sales charge imposed on shares redeemed within one year, six years and one year, respectively. Class D shares are not subject to a sales charge. Additionally, Class A shares, Class B shares and Class C shares incur distribution expenses.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. Valuation of Investments - (1) an equity portfolio security listed or traded on the New York or American Stock Exchange, NASDAQ, or other exchange is valued at its latest sale price, prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees); (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price; (3) when market quotations are not readily available, including circumstances under which it is determined by Morgan Stanley Investment Advisors Inc. (the "Investment Manager"), formerly Morgan Stanley Dean Witter Advisors Inc., that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees (valuation of debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors); and (4) short-term debt securities having a maturity date of more than sixty days at time of

MORGAN STANLEY S&P 500 INDEX FUND
NOTES TO FINANCIAL STATEMENTS | AUGUST 31, 2001 CONTINUED


purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. Accounting for Investments - Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date. Discounts are accreted over the life of the respective securities. Interest income is accrued daily.

C. Joint Repurchase Agreement Account - Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other affiliated entities managed by the Investment Manager, may transfer uninvested cash balances into one or more joint repurchase agreement accounts. These balances are invested in one or more repurchase agreements for cash, or U.S. Treasury or federal agency obligations.

D. Multiple Class Allocations - Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

E. Futures Contracts - A futures contract is an agreement between two parties to buy and sell financial instruments or contracts based on financial indices at a set price on a future date. Upon entering into such a contract, the Fund is required to pledge to the broker cash, U.S. Government securities or other liquid portfolio securities equal to the minimum initial margin requirements of the applicable futures exchange. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract which is known as variation margin. Such receipts or payments are recorded by the Fund as unrealized gains or losses. Upon closing of the contract, the Fund realizes a gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

F. Federal Income Tax Status - It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

G. Dividends and Distributions to Shareholders - The Fund records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature,

MORGAN STANLEY S&P 500 INDEX FUND
NOTES TO FINANCIAL STATEMENTS | AUGUST 31, 2001 CONTINUED


such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in-capital.

H. Organizational Expenses - The Investment Manager paid the organizational expenses of the Fund in the amount of approximately $68,000 which have been reimbursed by the Fund for the full amount thereof. Such expenses have been deferred and are being amortized on the straight-line method over a period not to exceed five years from the commencement of operations.

2. Investment Management Agreement

Pursuant to an Investment Management Agreement, the Fund pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the following annual rates to the net assets of the Fund determined as of the close of each business day: 0.40% to the portion of daily net assets not exceeding $1.5 billion; 0.375% to the portion of daily net assets exceeding $1.5 billion but not exceeding $3 billion; and 0.35% to the portion of daily net assets in excess of $3 billion.

The Investment Manager has agreed to assume all operating expenses (except for Distribution fees) and to waive the compensation provided for in its Investment Management Agreement to the extent that such expenses and compensation on an annualized basis exceed 0.50% of the daily net assets of the Fund.

3.  Plan of Distribution

Shares of the Fund are distributed by Morgan Stanley Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act. The Plan provides that the Fund will pay the Distributor a fee which is accrued daily and paid monthly at the following annual rates: (i) Class A - up to 0.25% of the average daily net assets of Class A; (ii) Class B - 1.0% of the average daily net assets of Class B; and (iii) Class C - up to 1.0% of the average daily net assets of Class C.

In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by the Distributor but not yet recovered may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that such excess amounts totaled approximately $53,439,000 at August 31, 2001.

MORGAN STANLEY S&P 500 INDEX FUND
NOTES TO FINANCIAL STATEMENTS | AUGUST 31, 2001 CONTINUED


In the case of Class A shares and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.0% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales credit to Morgan Stanley Financial Advisors or other selected broker-dealer representatives may be reimbursed in the subsequent calendar year. For the year ended August 31, 2001, the distribution fee was accrued for Class A shares and Class C shares at the annual rate of 0.19% and 1.0%, respectively.

The Distributor has informed the Fund that for the year ended August 31, 2001 it received contingent deferred sales charges from certain redemptions of the Fund's Class A shares, Class B shares and Class C shares of approximately $700, $4,331,000 and $66,200, respectively and received approximately $328,200 in front-end sales charges from sales of the Fund's Class A shares. The respective shareholders pay such charges which are not an expense of the Fund.

4. Security Transactions and Transactions with Affiliates

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended August 31, 2001 aggregated $225,600,010 and $81,457,540, respectively. Included in the aforementioned are purchases and sales of common stock of Morgan Stanley Dean Witter & Co., an affiliate of the Investment Manager and Distributor, of $694,899 and $335,831, respectively, as well as a realized loss of $217,676.

For the year ended August 31, 2001, the Fund incurred brokerage commissions of $8,257 with Morgan Stanley & Co., Inc., an affiliate of the Investment Manager and Distributor, for portfolio transactions executed on behalf of the Fund.

Morgan Stanley Dean Witter Trust FSB, an affiliate of the Investment Manager and Distributor, is the Fund's transfer agent.

5. Federal Income Tax Status

At August 31, 2001, the Fund had a net capital loss carryover of approximately $14,357,000 of which $1,014,000 will be available through August 31, 2008 and $13,343,000 will be available through August 31, 2009 to offset future capital gains to the extent provided by regulations.

Capital losses incurred after October 31 ("post-October losses") within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. The Fund incurred and will elect to defer net capital losses of approximately $42,625,000 during fiscal 2001.

At August 31, 2001, the Fund had temporary book/tax differences attributable to post-October losses, mark-to-market of open futures contracts and capital loss deferrals on wash sales and permanent book/tax differences primarily attributable to a net operating loss. To reflect reclassifications arising from the permanent differences, paid-in-capital was charged and net investment loss was credited $2,494,660.

MORGAN STANLEY S&P 500 INDEX FUND
NOTES TO FINANCIAL STATEMENTS | AUGUST 31, 2001 CONTINUED


6. Shares of Beneficial Interest

Transactions in shares of beneficial interest were as follows:



                                               FOR THE YEAR                     FOR THE YEAR
                                                  ENDED                             ENDED
                                             AUGUST 31, 2001                   AUGUST 31, 2000
                                     -------------------------------- ---------------------------------
                                          SHARES          AMOUNT            SHARES           AMOUNT
                                     --------------- ----------------  --------------- -----------------
CLASS A SHARES
Sold ...............................     6,203,797    $   86,662,486       7,116,892    $  107,676,840
Reinvestment of distributions ......             -                 -          17,601           265,419
Redeemed ...........................    (4,434,843)      (60,698,001)     (2,883,766)      (43,685,750)
                                        ----------    --------------      ----------    --------------
Net increase - Class A .............     1,768,954        25,964,485       4,250,727        64,256,509
                                        ----------    --------------      ----------    --------------
CLASS B SHARES
Sold ...............................    33,152,614       449,120,505      46,386,133       688,740,928
Reinvestment of distributions ......             -                 -         264,957         3,953,148
Redeemed ...........................   (30,946,912)     (410,921,267)    (32,840,732)     (488,362,464)
                                       -----------    --------------     -----------    --------------
Net increase - Class B .............     2,205,702        38,199,238      13,810,358       204,331,612
                                       -----------    --------------     -----------    --------------
CLASS C SHARES
Sold ...............................     4,055,548        55,200,588       6,318,335        93,989,704
Reinvestment of distributions ......             -                 -          25,132           374,970
Redeemed ...........................    (3,117,409)      (41,743,982)     (3,344,237)      (49,854,787)
                                       -----------    --------------     -----------    --------------
Net increase - Class C .............       938,139        13,456,606       2,999,230        44,509,887
                                       -----------    --------------     -----------    --------------
CLASS D SHARES
Sold ...............................     6,956,663        97,246,653       5,582,313        85,395,200
Reinvestment of distributions ......             -                 -           3,003            45,467
Redeemed ...........................    (2,968,138)      (40,020,724)     (1,088,746)      (16,235,391)
                                       -----------    --------------     -----------    --------------
Net increase - Class D .............     3,988,525        57,225,929       4,496,570        69,205,276
                                       -----------    --------------     -----------    --------------
Net increase in Fund ...............     8,901,320    $  134,846,258      25,556,885    $  382,303,284
                                       ===========    ==============      ==========    ==============



7. Purposes of and Risks Relating to Certain Financial Instruments

The Fund may purchase and sell stock index futures ("futures contracts") for the following reasons: to simulate full investment in the S&P 500 Index while retaining a cash balance for fund management purposes; to facilitate trading; to reduce transaction costs; or to seek higher investment returns when a futures contract is priced more attractively than stocks comprising the S&P 500 Index.

These futures contracts involve elements of market risk in excess of the amount reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the value of the underlying securities.

At August 31, 2001, the Fund had outstanding futures contracts.

MORGAN STANLEY S&P 500 INDEX FUND
FINANCIAL HIGHLIGHTS


Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:



                                                                                                                 FOR THE PERIOD
                                                                    FOR THE YEAR ENDED AUGUST 31,              SEPTEMBER 26, 1997*
                                                         ----------------------------------------------------        THROUGH
                                                              2001              2000               1999          AUGUST 31, 1998
                                                         ------------- --------------------- ---------------- --------------------
Class A Shares++
Selected Per Share Data:
Net asset value, beginning of period ...................    $   16.20       $   14.05            $  10.18          $   10.00
                                                            ---------       ---------            --------          ---------
Income (loss) from investment operations:
 Net investment income .................................         0.08            0.08                0.10               0.10
 Net realized and unrealized gain (loss) ...............        (4.11)           2.10                3.85               0.11
                                                            ---------       ---------            --------          ---------
Total income (loss) from investment operations .........        (4.03)           2.18                3.95               0.21
                                                            ---------       ---------            --------          ---------
Less dividends and distributions from:
 Net investment income .................................            -               -               (0.07)             (0.03)
 Net realized gain .....................................            -           (0.03)              (0.01)                 -
                                                            ---------       ---------            --------          ---------
Total dividends and distributions ......................            -           (0.03)              (0.08)             (0.03)
                                                            ---------       ---------            --------          ---------
Net asset value, end of period .........................    $   12.17       $   16.20            $  14.05          $   10.18
                                                            =========       =========            ========          =========
Total Return+ ..........................................       (24.83)%         15.49%              38.82%              2.05%(1)
Ratios to Average Net Assets (3):
Expenses ...............................................         0.69%(4)        0.75%(4)            0.73%(4)           0.75%(2)
Net investment income ..................................         0.59%(4)        0.49%(4)            0.72%(4)           0.91%(2)
Supplemental Data:
Net assets, end of period, in thousands ................     $159,099       $ 183,085            $ 99,140          $  28,719
Portfolio turnover rate ................................            4%              5%                5%                   1%(1)



-----------
 *   Commencement of operations.
++ The per share amounts were computed using an average number of shares outstanding during the period.
+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)  Not annualized.
(2)  Annualized.
(3) If the Fund had borne all of its expenses that were reimbursed or waived by the Investment Manager, the annualized expense and net investment income ratios would have been as follows:



                       EXPENSE     NET INVESTMENT
PERIOD ENDED:           RATIO       INCOME RATIO
-------------------   ---------   ---------------
  August 31, 2001       0.72%           0.56%
  August 31, 2000       0.76%           0.48%
  August 31, 1999       0.81%           0.64%
  August 31, 1998       0.89%           0.77%



(4) Reflects overall Fund ratios for investment income and non-class specific expenses.


                        See Notes to Financial Statements

MORGAN STANLEY S&P 500 INDEX FUND
FINANCIAL HIGHLIGHTS CONTINUED


                                                                                                         FOR THE PERIOD
                                                              FOR THE YEAR ENDED AUGUST 31,            SEPTEMBER 26, 1997*
                                                     ------------------------------------------------        THROUGH
                                                           2001             2000            1999         AUGUST 31, 1998
                                                     ---------------- --------------- --------------- --------------------
Class B Shares++
Selected Per Share Data:
Net asset value, beginning of period ...............   $    15.94      $    13.93      $    10.13           $   10.00
                                                       ----------      ----------      ----------           ---------
Income (loss) from investment operations:
 Net investment income (loss) ......................       (0.03)           (0.04)          (0.01)               0.02
 Net realized and unrealized gain (loss) ...........       (4.03)            2.08            3.83                0.12
                                                       ----------      ----------      ----------           ---------
Total income (loss) from investment operations .....       (4.06)            2.04            3.82                0.14
                                                       ----------      ----------      ----------           ---------
Less dividends and distributions from:
 Net investment income .............................           -                -           (0.01)              (0.01)
 Net realized gain .................................           -            (0.03)          (0.01)                  -
                                                       ----------      ----------      ----------           ---------
Total dividends and distributions ..................           -            (0.03)          (0.02)              (0.01)
                                                       ----------      ----------      ----------           ---------
Net asset value, end of period .....................   $    11.88      $    15.94      $    13.93           $   10.13
                                                       ==========      ==========      ==========           =========
Total Return+ ......................................      (25.47)%          14.69%          37.68%               1.38%(1)
Ratios to Average Net Assets (3):
Expenses ...........................................        1.50%(4)        1.50%(4)         1.50%(4)            1.50%(2)
Net investment income (loss) .......................       (0.22)%(4)      (0.26)%(4)       (0.05)%(4)           0.16%(2)
Supplemental Data:
Net assets, end of period, in thousands ............  $1,543,679      $2,035,848       $1,587,661            $536,349
Portfolio turnover rate ............................           4%              5%               5%                  1%(1)



-----------
 *    Commencement of operations.
++ The per share amounts were computed using an average number of shares outstanding during the period.
+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)   Not annualized.
(2)   Annualized.
(3) If the Fund had borne all of its expenses that were reimbursed or waived by the Investment Manager, the annualized expense and net investment income (loss) ratios would have been as follows:



                       EXPENSE       NET INVESTMENT
PERIOD ENDED:           RATIO      INCOME (LOSS) RATIO
-------------------   ---------   --------------------
  August 31, 2001       1.53%           (0.25)%
  August 31, 2000       1.51%           (0.27)%
  August 31, 1999       1.58%           (0.13)%
  August 31, 1998       1.64%            0.02 %



(4) Reflects overall Fund ratios for investment income and non-class specific expenses.


                        See Notes to Financial Statements

MORGAN STANLEY S&P 500 INDEX FUND
FINANCIAL HIGHLIGHTS CONTINUED


                                                                                                             FOR THE PERIOD
                                                                  FOR THE YEAR ENDED AUGUST 31,            SEPTEMBER 26, 1997*
                                                         ------------------------------------------------        THROUGH
                                                               2001             2000            1999         AUGUST 31, 1998
                                                         ---------------- --------------- --------------- --------------------
Class C Shares++
Selected Per Share Data:
Net asset value, beginning of period ...................   $   15.94       $   13.93       $   10.13           $  10.00
                                                           ---------       ---------       ---------           --------
Income (loss) from investment operations:
 Net investment income (loss) ..........................       (0.03)          (0.04)          (0.01)              0.02
 Net realized and unrealized gain (loss) ...............       (4.03)           2.08            3.83               0.12
                                                           ---------       ---------       ---------           --------
Total income (loss) from investment operations .........       (4.06)           2.04            3.82               0.14
                                                           ---------       ---------       ---------           --------
Less dividends and distributions from:
 Net investment income .................................           -               -           (0.01)             (0.01)
 Net realized gain .....................................           -           (0.03)          (0.01)                 -
                                                           ---------       ---------       ---------           --------
Total dividends and distributions ......................           -           (0.03)          (0.02)             (0.01)
                                                           ---------       ---------       ---------           --------
Net asset value, end of period .........................   $   11.88       $   15.94       $   13.93           $  10.13
                                                           =========       =========       =========           ========
Total Return+ .........................................       (25.47)%         14.69%          37.70%              1.37%(1)
Ratios to Average Net Assets (3):
Expenses ...............................................        1.50%(4)        1.50%(4)        1.50%(4)           1.50%(2)
Net investment income (loss) ...........................       (0.22)%(4)      (0.26)%(4)      (0.05)%(4)          0.16%(2)
Supplemental Data:
Net assets, end of period, in thousands ................    $168,751        $211,446        $143,092           $ 40,730
Portfolio turnover rate ................................           4%              5%              5%                 1%(1)



-----------
 *    Commencement of operations.
++ The per share amounts were computed using an average number of shares outstanding during the period.
+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)   Not annualized.
(2)   Annualized.
(3) If the Fund had borne all of its expenses that were reimbursed or waived by the Investment Manager, the annualized expense and net investment income (loss) ratios would have been as follows:



                       EXPENSE       NET INVESTMENT
PERIOD ENDED:           RATIO      INCOME (LOSS) RATIO
-------------------   ---------   --------------------
  August 31, 2001        1.53%          (0.25)%
  August 31, 2000        1.51%          (0.27)%
  August 31, 1999        1.58%          (0.13)%
  August 31, 1998        1.64%           0.02 %



(4) Reflects overall Fund ratios for investment income and non-class specific expenses.


                        See Notes to Financial Statements

MORGAN STANLEY S&P 500 INDEX FUND
FINANCIAL HIGHLIGHTS CONTINUED


                                                                                                            FOR THE PERIOD
                                                                  FOR THE YEAR ENDED AUGUST 31,           SEPTEMBER 26, 1997*
                                                         -----------------------------------------------        THROUGH
                                                              2001           2000             1999          AUGUST 31, 1998
                                                         ------------- ---------------- ---------------- --------------------
Class D Shares++
Selected Per Share Data:
Net asset value, beginning of period ...................   $  16.28       $  14.09         $  10.20           $  10.00
                                                           --------       --------         --------           --------
Income (loss) from investment operations:
 Net investment income .................................       0.11           0.11             0.13               0.12
 Net realized and unrealized gain (loss) ...............      (4.13)          2.11             3.85               0.11
                                                           --------       --------         --------           --------
Total income (loss) from investment operations .........      (4.02)          2.22             3.98               0.23
                                                           --------       --------         --------           --------
Less dividends and distributions from:
 Net investment income .................................          -              -            (0.08)             (0.03)
 Net realized gain .....................................          -          (0.03)           (0.01)                 -
                                                           --------       --------         --------           --------
Total dividends and distributions ......................          -          (0.03)           (0.09)             (0.03)
                                                           --------       --------         --------           --------
Net asset value, end of period .........................   $  12.26       $  16.28         $  14.09           $  10.20
                                                           ========       ========         ========           ========
Total Return+ ..........................................     (24.69)%        15.81%           39.13%              2.30%(1)
Ratios to Average Net Assets (3):
Expenses ...............................................       0.50%(4)       0.50%(4)         0.50%(4)           0.50%(2)
Net investment income ..................................       0.78%(4)       0.74%(4)         0.95%(4)           1.16%(2)
Supplemental Data:
Net assets, end of period, in thousands ................   $118,378       $ 92,304         $ 16,538           $ 14,186
Portfolio turnover rate ................................          4%             5%               5%                 1%(1)



-----------
 *    Commencement of operations.
++ The per share amounts were computed using an average number of shares outstanding during the period.
+ Calculated based on the net asset value as of the last business day of the period.
(1)   Not annualized.
(2)   Annualized.
(3) If the Fund had borne all of its expenses that were reimbursed or waived by the Investment Manager, the annualized expense and net investment income ratios would have been as follows:


                       EXPENSE     NET INVESTMENT
PERIOD ENDED:           RATIO       INCOME RATIO
-------------------   ---------   ---------------
  August 31, 2001       0.53%          0.75%
  August 31, 2000       0.51%          0.73%
  August 31, 1999       0.58%          0.87%
  August 31, 1998       0.64%          1.02%



(4) Reflects overall Fund ratios for investment income and non-class specific expenses.


                        See Notes to Financial Statements

MORGAN STANLEY S&P 500 INDEX FUND
INDEPENDENT AUDITORS' REPORT


TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF
MORGAN STANLEY S&P 500 Index Fund:

We have audited the accompanying statement of assets and liabilities of Morgan Stanley S&P 500 Index Fund (the "Fund"), formerly Morgan Stanley Dean Witter S&P 500 Index Fund, including the portfolio of investments, as of August 31, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Morgan Stanley S&P 500 Index Fund as of August 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods presented in conformity with accounting principles generally accepted in the United State of America.

Deloitte & Touche LLP
New York, New York
October 17, 2001

STATEMENT OF ADDITIONAL INFORMATION                  MORGAN STANLEY DEAN WITTER
                                                     S&P 500 SELECT FUND

April 30, 2001
--------------------------------------------------------------------------------

     This Statement of Additional Information is not a prospectus. The Prospectus dated April 30, 2001 for the Morgan Stanley Dean Witter S&P 500 Select Fund may be obtained without charge from the Fund at its address or telephone number listed below or from Morgan Stanley DW Inc. at any of its branch offices.



Morgan Stanley Dean Witter S&P 500 Select Fund
Two World Trade Center
New York, NY 10048
(800) 869-NEWS

TABLE OF CONTENTS

--------------------------------------------------------------------------------


I.    Fund History ...........................................................4

II.   Description of the Fund and Its Investments and Risks ..................4
          A. Classification ..................................................4
          B. Investment Strategies and Risks .................................4
          C. Fund Policies/Investment Restrictions ...........................8

III.  Management of the Fund .................................................9
          A. Board of Trustees ...............................................9
          B. Management Information ..........................................9
          C. Compensation ...................................................14

IV.   Control Persons and Principal Holders of Securities ...................16

V.    Investment Management and Other Services ..............................16
          A. Investment Manager .............................................16
          B. Principal Underwriter ..........................................17
          C. Services Provided by the Investment Manager ....................17
          D. Dealer Reallowances ............................................18
          E. Rule 12b-1 Plan ................................................18
          F. Other Service Providers ........................................22
          G. Codes of Ethics ................................................22

VI.   Brokerage Allocation and Other Practices ..............................23
          A. Brokerage Transactions .........................................23
          B. Commissions ....................................................23
          C. Brokerage Selection ............................................24
          D. Directed Brokerage .............................................24
          E. Regular Broker-Dealers .........................................24

VII.  Capital Stock and Other Securities ....................................25

VIII. Purchase, Redemption and Pricing of Shares ............................25
          A. Purchase/Redemption of Shares ..................................25
          B. Offering Price .................................................26

IX.   Taxation of the Fund and Shareholders .................................27

X.    Underwriters ..........................................................29

XI.   Calculation of Performance Data .......................................29

XII.  Financial Statements ..................................................30

                       GLOSSARY OF SELECTED DEFINED TERMS


     The terms defined in this glossary are frequently used in this Statement of Additional Information (other terms used occasionally are defined in the text of the document).


     "Custodian" - The Bank of New York.


     "Distributor" - Morgan Stanley Dean Witter Distributors Inc., a wholly-owned broker-dealer subsidiary of MSDW.


     "Financial Advisors" - Morgan Stanley authorized financial services representatives.


     "Fund" - Morgan Stanley Dean Witter S&P 500 Select Fund, a registered open-end investment company.

     "Independent Trustees" - Trustees who are not "interested persons" (as defined by the Investment Company Act) of the Fund.

     "Investment Manager" - Morgan Stanley Dean Witter Advisors Inc., a wholly-owned investment advisor subsidiary of MSDW.


     "Morgan Stanley & Co." - Morgan Stanley & Co. Incorporated, a wholly-owned broker-dealer subsidiary of MSDW.

     "Morgan Stanley DW " - Morgan Stanley DW Inc., a wholly-owned broker-dealer subsidiary of MSDW.


     "Morgan Stanley Dean Witter Funds" - Registered investment companies (i) for which the Investment Manager serves as the investment advisor; and (ii) that hold themselves out to investors as related companies for investment and investor services.

     "MSDW" - Morgan Stanley Dean Witter & Co., a preeminent global financial services firm.

     "MSDW Services Company" - Morgan Stanley Dean Witter Services Company Inc., a wholly-owned fund services subsidiary of the Investment Manager.

     "Transfer Agent" - Morgan Stanley Dean Witter Trust FSB, a wholly-owned transfer agent subsidiary of MSDW.

     "Trustees" - The Board of Trustees of the Fund.

I. FUND HISTORY
--------------------------------------------------------------------------------

     The Fund was organized as a Massachusetts business trust, under a Declaration of Trust, on June 8, 1998, with the name Morgan Stanley Dean Witter S&P 500 Select Fund.

II. DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS
--------------------------------------------------------------------------------

A. CLASSIFICATION

     The Fund is an open-end, diversified management investment company whose investment objective is to provide a total return (before expenses) that exceeds the total return of the S&P 500 Composite Stock Price Index.

B. INVESTMENT STRATEGIES AND RISKS

     The following discussion of the Fund's investment strategies and risks should be read with the sections of the Fund's Prospectus titled "Principal Investment Strategies," "Principal Risks," "Additional Investment Strategy Information" and "Additional Risk Information."


     DISCLAIMER. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). S&P makes no representation or warranty, express or implied, to the owners of shares of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the Fund is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the Fund. S&P is not responsible for and has not participated in the determination of the prices and amount of the Fund or the timing of the issuance or sale of shares of the Fund or in the determination or calculation of the equation by which shares of the Fund are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Fund.


     S&P does not guarantee the accuracy and/or the completeness of the S&P 500 Index or any data included therein, and S&P shall have no liability for any errors, omissions or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by the Fund, owners of shares of the Fund, or any other person or entity from the use of the S&P 500 Index or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500 Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.

     STOCK INDEX FUTURES TRANSACTIONS. The Fund may invest in stock index futures.

     A futures contract purchaser incurs an obligation to take delivery of a specified amount of the obligation underlying the contract at a specified time in the future for a specified price. A seller of a futures contract incurs an obligation to deliver the specified amount of the underlying obligation at a specified time in return for an agreed upon price.

     Index futures contracts provide for the delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the open or close of the last trading day of the contract and the futures contract price. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of the specific type of security and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same aggregate amount of the specific type of security and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss. There is no assurance that the Fund will be able to enter into a closing transaction.


     Margin. If the Fund enters into a futures contract, it is initially required to deposit an "initial margin" of cash, U.S. Government securities or other liquid portfolio securities ranging from approximately 2% to 5% of the contract amount. Initial margin requirements are established by the exchanges on which futures contracts trade and may, from time to time, change. In addition, brokers may establish margin deposit requirements in excess of those required by the exchanges.

     Initial margin in futures transactions is different from margin in securities transactions in that initial margin does not involve the borrowing of funds by a broker's client but is, rather, a good faith deposit on the futures contract which will be returned to the Fund upon the proper termination of the futures contract. The margin deposits made are marked to market daily and the Fund may be required to make subsequent deposits of cash, or U.S. Government securities or other liquid portfolio securities, called "variation margin," which are reflective of price fluctuations in the futures contract.


     Limitations on Futures Contracts. The Fund may not enter into futures contracts if, immediately thereafter, the amount committed to margin plus the amount paid for premiums for unexpired options on futures contracts exceeds 5% of the value of the Fund's total assets, after taking into account unrealized gains and unrealized losses on such contracts it has entered into. However, there is no overall limitation on the percentage of the Fund's net assets which may be subject to a hedge position.


     Risks of Transactions in Futures Contracts. The prices of securities and indexes subject to futures contracts (and thereby the futures contract prices) may correlate imperfectly with the behavior of the cash prices of the Fund's portfolio securities. Also, prices of futures contracts may not move in tandem with the changes in prevailing market movements against which the Fund seeks a hedge. A correlation may also be distorted (a) temporarily, by short-term traders seeking to profit from the difference between a contract or security price objective and their cost of borrowed funds; (b) by investors in futures contracts electing to close out their contracts through offsetting transactions rather than meet margin deposit requirements; (c) by investors in futures contracts opting to make or take delivery of underlying securities rather than engage in closing transactions, thereby reducing liquidity of the futures market; and (d) temporarily, by speculators who view the deposit requirements in the futures markets as less onerous than margin requirements in the cash market. Due to the possibility of price distortion in the futures market and because of the possible imperfect correlation between movements in the prices of securities and movements in the prices of futures contracts, a correct forecast of market movement trends by the Investment Manager may still not result in a successful hedging transaction.


     There is no assurance that a liquid secondary market will exist for futures contracts in which the Fund may invest. In the event a liquid market does not exist, it may not be possible to close out a futures position and, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. The absence of a liquid market in futures contracts might cause the Fund to make or take delivery of the underlying securities at a time when it may be disadvantageous to do so.

     Exchanges also limit the amount by which the price of a futures contract may move on any day. If the price moves equal the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin on open futures positions. In these situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. The inability to close out options and futures positions could also have an adverse impact on the Fund's ability to effectively hedge its portfolio.

     In the event of the bankruptcy of a broker through which the Fund engages in transactions in futures, the Fund could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker.

     If the Fund maintains a short position in a futures contract it will cover this position by holding, in a segregated account maintained on the books of the Fund, cash, U.S. government securities or other liquid portfolio securities equal in value (when added to any initial or variation margin on deposit) to the market value of the securities underlying the futures contract. Such a position may also be covered by owning the securities underlying the futures contract (in the case of a stock index futures contract a portfolio of securities substantially replicating the relevant index).

     In addition, if the Fund holds a long position in a futures contract it will hold cash, U.S. government securities or other liquid portfolio securities equal to the purchase price of the contract (less the amount of initial or variation margin on deposit) in a segregated account maintained on the books of the Fund.

     MONEY MARKET SECURITIES. The Fund may invest in various money market securities for cash management purposes or when assuming a temporary defensive position, which among others may include commercial paper, bank acceptances, bank obligations, corporate debt securities, certificates of deposit, U.S. Government securities, obligations of savings institutions and repurchase agreements. Such securities are limited to:

     U.S. Government Securities. Obligations issued or guaranteed as to principal and interest by the United States or its agencies (such as the Export-Import Bank of the United States, Federal Housing Administration and Government National Mortgage Association) or its instrumentalities (such as the Federal Home Loan Bank), including Treasury bills, notes and bonds;

     Bank Obligations. Obligations (including certificates of deposit, time deposits and bankers' acceptances) of banks subject to regulation by the U.S. Government and having total assets of $1 billion or more, and instruments secured by such obligations, not including obligations of foreign branches of domestic banks except to the extent below;

     Eurodollar Certificates of Deposit. Eurodollar certificates of deposit issued by foreign branches of domestic banks having total assets of $1 billion or more;

     Obligations of Savings Institutions. Certificates of deposit of savings banks and savings and loan associations, having total assets of $1 billion or more;

     Fully Insured Certificates of Deposit. Certificates of deposit of banks and savings institutions, having total assets of less than $1 billion, if the principal amount of the obligation is federally insured by the Bank Insurance Fund or the Savings Association Insurance Fund (each of which is administered by the FDIC), limited to $100,000 principal amount per certificate and to 10% or less of the Fund's total assets in all such obligations and in all illiquid assets, in the aggregate;



     Commercial Paper. Commercial paper rated within the two highest grades by Standard & Poor's Corporation ("S&P") or by Moody's Investors Service, Inc. ("Moody's") or, if not rated, issued by a company having an outstanding debt issue rated at least AA by S&P or Aa by Moody's; and


     Repurchase Agreements. The Fund may invest in repurchase agreements. When cash may be available for only a few days, it may be invested by the Fund in repurchase agreements until such time as it may otherwise be invested or used for payments of obligations of the Fund. These agreements, which may be viewed as a type of secured lending by the Fund, typically involve the acquisition by the Fund of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Fund will sell back to the institution, and that the institution will repurchase, the underlying security serving as collateral at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The collateral will be marked-to-market daily to determine that the value of the collateral, as specified in the agreement, does not decrease below the purchase price plus accrued interest. If such decrease occurs, additional collateral will be requested and, when received, added to the account to maintain full collateralization. The Fund will accrue interest from the institution until the time when the repurchase is to occur. Although this date is deemed by the Fund to be the maturity date of a repurchase agreement, the maturities of securities subject to repurchase agreements are not subject to any limits.

     While repurchase agreements involve certain risks not associated with direct investments in debt securities, the Fund follows procedures approved by the Trustees designed to minimize such risks. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose financial condition will be continually monitored by the Investment Manager. In addition, as described above, the value of the collateral underlying the repurchase agreement will be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral. However, the exercising of the Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. It is the current policy of the Fund not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the Fund, amounts to more than 15% of its total assets.


     LENDING PORTFOLIO SECURITIES. The Fund may lend its portfolio securities to brokers, dealers and other financial institutions, provided that the loans are callable at any time by the Fund, and are at all times secured by cash or cash equivalents, which are maintained in a segregated account pursuant to applicable regulations and that are equal to at least 100% of the market value, determined daily, of the loaned securities. The advantage of these loans is that the Fund continues to receive the income on the loaned securities while at the same time earning interest on the cash amounts deposited as collateral, which will be invested in short-term obligations. The Fund will not lend more than 20% of the value of its total assets.

     As with any extensions of credit, there are risks of delay in recovery and, in some cases, even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms deemed by the Fund's management to be creditworthy and when the income which can be earned from such loans justifies the attendant risks. Upon termination of the loan, the borrower is required to return the securities to the Fund. Any gain or loss in the market price during the loan period would inure to the Fund.

     When voting or consent rights which accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loaned securities, to be delivered within one day after notice, to permit the exercise of the rights if the matters involved would have a material effect on the Fund's investment in the loaned securities. The Fund will pay reasonable finder's, administrative and custodial fees in connection with a loan of its securities.

     WHEN-ISSUED AND DELAYED DELIVERY SECURITIES AND FORWARD COMMITMENTS. From time to time the Fund may purchase securities on a when-issued or delayed delivery basis or may purchase or sell securities on a forward commitment basis. When these transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of commitment. While the Fund will only purchase securities on a when-issued, delayed delivery or forward commitment basis with the intention of acquiring the securities, the Fund may sell the securities before the settlement date, if it is deemed advisable. The securities so purchased or sold are subject to market fluctuation and no interest or dividends accrue to the purchaser prior to the settlement date.

     At the time the Fund makes the commitment to purchase or sell securities on a when-issued, delayed delivery or forward commitment basis, it will record the transaction and thereafter reflect the value, each day, of such security purchased, or if a sale, the proceeds to be received, in determining its net asset value. At the time of delivery of the securities, their value may be more or less than the purchase or sale price. An increase in the percentage of the Fund's assets committed to the purchase of securities on a when-issued, delayed delivery or forward commitment basis may increase the volatility of its net asset value. The Fund will also establish a segregated account on the Fund's books in which it will continually maintain cash or cash equivalents or other liquid portfolio securities equal in value to commitments to purchase securities on a when-issued, delayed delivery or forward commitment basis.

     WHEN, AS AND IF ISSUED SECURITIES. The Fund may purchase securities on a "when, as and if issued" basis under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. The commitment for the purchase of any such security will not be recognized in the portfolio of the Fund until the Investment Manager determines that issuance of the security is probable. At that time, the Fund will record the transaction and, in determining its net asset value, will reflect the value of the security daily. At that time, the Fund will also establish a segregated account on the Fund's books in which it will maintain cash, cash equivalents or other liquid portfolio securities equal in value to recognized commitments for such securities.

     The value of the Fund's commitments to purchase the securities of any one issuer, together with the value of all securities of such issuer owned by the Fund, may not exceed 5% of the value of the Fund's total assets at the time the initial commitment to purchase such securities is made. An increase in the percentage of the Fund's total assets committed to the purchase of securities on a "when, as and if issued" basis may increase the volatility of its net asset value. The Fund may also sell securities on a "when, as and if issued" basis provided that the issuance of the security will result automatically from the exchange or conversion of a security owned by the Fund at the time of sale.


C. FUND POLICIES/INVESTMENT RESTRICTIONS


     The investment objective, policies and restrictions listed below have been adopted by the Fund as fundamental policies. Under the Investment Company Act of 1940, as amended (the "Investment Company Act"), a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of the Fund. The Investment Company Act defines a majority as the lesser of (a) 67% or more of the shares present at a meeting of shareholders, if the holders of 50% of the outstanding shares of the Fund are present or represented by proxy; or (b) more than 50% of the outstanding shares of the Fund. For purposes of the following restrictions: (i) all percentage limitations apply immediately after a purchase or initial investment; and (ii) any subsequent change in any applicable percentage resulting from market fluctuations or other changes in total or net assets does not require elimination of any security from the portfolio.


     The Fund will:

      1. Seek to provide a total return (before expenses) that exceeds the total return of the S&P 500 Composite Stock Price Index.

     The Fund may not:

      1. As to 75% of its total assets, invest more than 5% of the value of its total assets in the securities of any one issuer (other than obligations issued, or guaranteed by, the United States Government, its agencies or instrumentalities), except that the Fund may invest all or substantially all of its assets in another registered investment company having the same investment objective and policies and substantially the same investment restrictions as the Fund.

      2. As to 75% of its total assets, purchase more than 10% of all outstanding voting securities or any class of securities of any one issuer, except that the Fund may invest all or substantially all of its assets in another registered investment company having the same investment objective and policies and substantially the same investment restrictions as the Fund.

      3. Invest 25% or more of the value of its total assets in securities of issuers in any one industry. This restriction does not apply to obligations issued or guaranteed by the United States Government or its agencies or instrumentalities.

      4. Purchase or sell real estate or interests therein (including limited partnership interests), although the Fund may purchase securities of issuers which engage in real estate operations and securities secured by real estate or interests therein.

      5. Purchase or sell commodities or commodities contracts except that the Fund may purchase or sell index futures contracts.

      6. Purchase oil, gas or other mineral leases, rights or royalty contracts or exploration or development programs, except that the Fund may invest in the securities of companies which operate, invest in, or sponsor such programs.

      7. Borrow money, except that the Fund may borrow from a bank for temporary or emergency purposes in amounts not exceeding 5% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed).

      8. Pledge its assets or assign or otherwise encumber them except to secure permitted borrowings.

      9. Issue senior securities as defined in the Investment Company Act except insofar as the Fund may be deemed to have issued a senior security by reason of: (a) entering into any repurchase agreement; (b) purchasing or selling futures contracts or options; (c) borrowing money in accordance with restrictions described above; (d) purchasing any securities on a when-issued or delayed delivery basis; or (e) lending portfolio securities.

     10. Make loans of money or securities, except: (a) by the purchase of debt obligations in which the Fund may invest consistent with its investment objective and policies; (b) by investment in repurchase agreements; or
         (c) by lending its portfolio securities.

     11. Make short sales of securities.

     12. Purchase securities on margin, except for such short-term loans as are necessary for the clearance of portfolio securities. The deposit or payment by the Fund of initial or variation margin in connection with futures contracts or related options is not considered the purchase of a security on margin.

     13. Invest more than 15% of its total assets in "illiquid securities" (securities for which market quotations are not readily available), restricted securities and repurchase agreements which have a maturity of longer than seven days.

     14. Engage in the underwriting of securities, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 in disposing of a portfolio security.

     15. Invest for the purpose of exercising control or management of any other issuer, except that the Fund may invest all or substantially all of its assets in another registered investment company having the same investment objective and policies and substantially the same investment restrictions as the Fund.

III. MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

A. BOARD OF TRUSTEES

     The Board of Trustees of the Fund oversees the management of the Fund but does not itself manage the Fund. The Trustees review various services provided by or under the direction of the Investment Manager to ensure that the Fund's general investment policies and programs are properly carried out. The Trustees also conduct their review to ensure that administrative services are provided to the Fund in a satisfactory manner.

     Under state law, the duties of the Trustees are generally characterized as a duty of loyalty and a duty of care. The duty of loyalty requires a Trustee to exercise his or her powers in the interest of the Fund and not the Trustee's own interest or the interest of another person or organization. A Trustee satisfies his or her duty of care by acting in good faith with the care of an ordinarily prudent person and in a manner the Trustee reasonably believes to be in the best interest of the Fund and its shareholders.

B. MANAGEMENT INFORMATION


     TRUSTEES AND OFFICERS. The Board of the Fund consists of nine (9) Trustees. These same individuals also serve as directors or trustees for all of the Morgan Stanley Dean Witter Funds. Six

Trustees (67% of the total number) have no affiliation or business connection with the Investment Manager or any of its affiliated persons and do not own any stock or other securities issued by the Investment Manager's parent company, MSDW. These are the "non-interested" or "independent" Trustees. The other three Trustees (the "management Trustees") are affiliated with the Investment Manager.

     The Trustees and executive officers of the Fund, their principal business occupations during the last five years and their affiliations, if any, with the Investment Manager, and with the Morgan Stanley Dean Witter Funds (there were 97 such funds as of the calendar year ended December 31, 2000), are shown below.




 NAME, AGE, POSITION WITH FUND AND ADDRESS        PRINCIPAL OCCUPATIONS DURING LAST FIVE YEARS
-------------------------------------------   ----------------------------------------------------

Michael Bozic (60) ........................   Retired; Director or Trustee of the Morgan Stanley
Trustee                                       Dean Witter Funds; formerly Vice Chairman of
c/o Mayer, Brown & Platt                      Kmart Corporation (December 1998-October
Counsel to the Independent Trustees           2000), Chairman and Chief Executive Officer of
1675 Broadway                                 Levitz Furniture Corporation (November 1995-
New York, New York                            November 1998) and President and Chief
                                              Executive Officer of Hills Department Stores (May
                                              1991-July 1995); formerly variously Chairman, Chief
                                              Executive Officer, President and Chief Operating
                                              Officer (1987-1991) of the Sears Merchandise Group of
                                              Sears, Roebuck and Co.; Director of Weirton Steel
                                              Corporation.

Charles A. Fiumefreddo* (67) ..............   Chairman, Director or Trustee and Chief Executive
Chairman of the Board, Chief                  Officer of the Morgan Stanley Dean Witter Funds;
Executive Officer and Trustee                 formerly Chairman, Chief Executive Officer and
Two World Trade Center                        Director of the Investment Manager, the Distributor
New York, New York                            and MSDW Services Company; Executive Vice
                                              President and Director of Morgan Stanley DW; Chairman
                                              and Director of the Transfer Agent; formerly Director
                                              and/or officer of various MSDW subsidiaries (until
                                              June 1998).

Edwin J. Garn (68) ........................   Director or Trustee of the Morgan Stanley Dean
Trustee                                       Witter Funds; formerly United States Senator (R-
c/o Summit Ventures LLC                       Utah) (1974-1992) and Chairman, Senate Banking
1 Utah Center                                 Committee (1980-1986); formerly Mayor of Salt
201 S. Main Street                            Lake City, Utah (1971-1974); formerly Astronaut,
Salt Lake City, Utah                          Space Shuttle Discovery (April 12-19, 1985); Vice
                                              Chairman, Huntsman Corporation (chemical company);
                                              Director of Franklin Covey (time management systems),
                                              BMW Bank of North America, Inc. (industrial loan
                                              corporation), United Space Alliance (joint venture
                                              between Lockheed Martin and the Boeing Company) and
                                              Nuskin Asia Pacific (multilevel marketing); member of
                                              the Utah Regional Advisory Board of Pacific Corp.;
                                              member of the board of various civic and charitable
                                              organizations.



 NAME, AGE, POSITION WITH FUND AND ADDRESS        PRINCIPAL OCCUPATIONS DURING LAST FIVE YEARS
-------------------------------------------   ----------------------------------------------------

Wayne E. Hedien (67) ......................   Retired; Director or Trustee of the Morgan Stanley
Trustee                                       Dean Witter Funds; Director of The PMI Group,
c/o Mayer, Brown & Platt                      Inc. (private mortgage insurance); Trustee and
Counsel to the Independent Trustees           Vice Chairman of The Field Museum of Natural
1675 Broadway                                 History; formerly associated with the Allstate
New York, New York                            Companies (1966-1994), most recently as
                                              Chairman of The Allstate Corporation (March 1993-
                                              December 1994) and Chairman and Chief Executive
                                              Officer of its wholly-owned subsidiary, Allstate
                                              Insurance Company (July 1989-December 1994); director
                                              of various other business and charitable
                                              organizations.

James F. Higgins* (53) ....................   Chairman of the Private Client Group of MSDW
Trustee                                       (since August 2000); Director of the Transfer Agent
Two World Trade Center                        and Dean Witter Realty Inc.; Director or Trustee of
New York, New York                            the Morgan Stanley Dean Witter Funds (since June
                                              2000); previously President and Chief Operating
                                              Officer of the Private Client Group of MSDW (May
                                              1999-August 2000), President and Chief Operating
                                              Officer of Individual Securities of MSDW (February
                                              1997-May 1999), President and Chief Operating Officer
                                              of Dean Witter Securities of MSDW (1995- February
                                              1997), and Director (1985-1997) of Morgan Stanley DW.

Dr. Manuel H. Johnson (52) ................   Senior Partner, Johnson Smick International, Inc.,
Trustee                                       a consulting firm; Co-Chairman and a founder of
c/o Johnson Smick International, Inc.         the Group of Seven Council (G7C), an international
1133 Connecticut Avenue, N.W.                 economic commission; Chairman of the Audit Committee
Washington, D.C.                              and Director or Trustee of the Morgan Stanley Dean
                                              Witter Funds; Director of Greenwich Capital Markets,
                                              Inc. (broker-dealer), Independence Standards Board
                                              (private sector organization governing independence
                                              of auditors) and NVR, Inc. (home construction);
                                              Chairman and Trustee of the Financial Accounting
                                              Foundation (oversight organization of the Financial
                                              Accounting Standards Board); formerly Vice Chairman
                                              of the Board of Governors of the Federal Reserve
                                              System (1986- 1990) and Assistant Secretary of the
                                              U.S. Treasury.

Michael E. Nugent (64) ....................   General Partner, Triumph Capital, L.P., a private
Trustee                                       investment partnership; Chairman of the Insurance
c/o Triumph Capital, L.P.                     Committee and Director or Trustee of the Morgan
237 Park Avenue                               Stanley Dean Witter Funds; formerly Vice President,
New York, New York                            Bankers Trust Company and BT Capital Corporation
                                              (1984-1988); director of various business
                                              organizations.

Philip J. Purcell* (57) ...................   Chairman of the Board of Directors and Chief
Trustee                                       Executive Officer of MSDW, Morgan Stanley DW
1585 Broadway                                 and Novus Credit Services Inc.; Director of the
New York, New York                            Distributor; Director or Trustee of the Morgan
                                              Stanley Dean Witter Funds; Director of American
                                              Airlines, Inc. and its parent company, AMR
                                              Corporation; Director and/or officer of various MSDW
                                              subsidiaries.



 NAME, AGE, POSITION WITH FUND AND ADDRESS         PRINCIPAL OCCUPATIONS DURING LAST FIVE YEARS
-------------------------------------------   -----------------------------------------------------

John L. Schroeder (70) ....................   Retired; Chairman of the Derivatives Committee
Trustee                                       and Director or Trustee of the Morgan Stanley
c/o Mayer, Brown & Platt                      Dean Witter Funds; Director of Citizens
Counsel to the Independent Trustees           Communications Company (telecommunications company);
1675 Broadway                                 formerly Executive Vice President and Chief
New York, New York                            Investment Officer of the Home Insurance Company
                                              (August 1991-September 1995).

Mitchell M. Merin (47) ....................   President and Chief Operating Officer of Morgan
President                                     Stanley Dean Witter Asset Management (since
Two World Trade Center                        December 1998); President and Director (since
New York, New York                            April 1997) and Chief Executive Officer (since June
                                              1998) of the Investment Manager and MSDW Services
                                              Company; Chairman, Chief Executive Officer and
                                              Director of the Distributor (since June 1998);
                                              Chairman and Chief Executive Officer (since June
                                              1998) and Director (since January 1998) of the
                                              Transfer Agent; Director of various MSDW
                                              subsidiaries; President of the Morgan Stanley Dean
                                              Witter Funds (since May 1999); Trustee of various Van
                                              Kampen investment companies (since December 1999);
                                              previously Chief Strategic Officer of the Investment
                                              Manager and MSDW Services Company and Executive Vice
                                              President of the Distributor (April 1997-June 1998),
                                              Vice President of the Morgan Stanley Dean Witter
                                              Funds; (May 1997-April 1999), and Executive Vice
                                              President of Dean Witter, Discover & Co.

Barry Fink (46) ...........................   General Counsel (since May 2000) and Managing
Vice President,                               Director (since December 2000) of Morgan Stanley
Secretary and General Counsel                 Dean Witter Asset Management; Managing Director
Two World Trade Center                        (since December 2000) and Secretary and General
New York, New York                            Counsel (since February 1997) and Director (since
                                              July 1998) of the Investment Manager and MSDW
                                              Services Company; Vice President, Secretary and
                                              General Counsel of the Morgan Stanley Dean Witter
                                              Funds (since February 1997); Vice President and
                                              Secretary of the Distributor; previously, Senior Vice
                                              President (March 1997-December 1999), First Vice
                                              President, Assistant Secretary and Assistant General
                                              Counsel of the Investment Manager and MSDW Services
                                              Company.

Guy G. Rutherfurd, Jr. (61) ...............   Managing Director of the Investment Manager
Vice President                                (since December 2000); previously Senior Vice
Two World Trade Center                        President of the Investment Manager (February
New York, New York                            1997-December 2000); formerly Executive Vice
                                              President and Chief Investment Officer of Nomura
                                              Asset Management (U.S.A.) Inc. (May 1992- February
                                              1997).

Thomas F. Caloia (55) .....................   First Vice President and Assistant Treasurer of the
Treasurer                                     Investment Manager, the Distributor and MSDW
Two World Trade Center                        Services Company; Treasurer of the Morgan
New York, New York                            Stanley Dean Witter Funds.


----------
* Denotes Trustees who are "interested persons" of the Fund, as defined in the Investment Company Act.

     Ronald E. Robison, Executive Vice President, Chief Administrative Officer and Director of the Investment Manager and MSDW Services Company and Chief Executive Officer and Director of the Transfer Agent, Robert S. Giambrone, Senior Vice President of the Investment Manager, MSDW Services Company, the Distributor and the Transfer Agent and Director of the Transfer Agent, Joseph J. McAlinden, Managing Director and Chief Investment Officer of the Investment Manager and Director of the Transfer Agent, and Peter Hermann, Vice President of the Investment Manager, are Vice Presidents of the Fund, and Kevin Jung and Alice Weiss, Vice Presidents of the Investment Manager, are Assistant Vice Presidents of the Fund.

     In addition, Lou Anne D. McInnis, Carsten Otto and Ruth Rossi, Senior Vice Presidents and Assistant General Counsels of the Investment Manager and MSDW Services Company, Marilyn K. Cranney and Todd Lebo, First Vice Presidents and Assistant General Counsels of the Investment Manager and MSDW Services Company, and Natasha Kassian and George Silfen, Vice Presidents and Assistant General Counsels of the Investment Manager and MSDW Services Company, are Assistant Secretaries of the Fund.

     INDEPENDENT DIRECTORS/TRUSTEES AND THE COMMITTEES. Law and regulation establish both general guidelines and specific duties for the independent directors/trustees. The Morgan Stanley Dean Witter Funds seek as independent directors/trustees individuals of distinction and experience in business and finance, government service or academia; these are people whose advice and counsel are in demand by others and for whom there is often competition. To accept a position on the funds' boards, such individuals may reject other attractive assignments because the funds make substantial demands on their time. All of the independent directors/trustees serve as members of the Audit Committee. In addition, three of the directors/trustees, including two independent directors/trustees, serve as members of the Derivatives Committee and the Insurance Committee.

     The independent directors/trustees are charged with recommending to the full board approval of management, advisory and administration contracts, Rule 12b-1 plans and distribution and underwriting agreements; continually reviewing Fund performance; checking on the pricing of portfolio securities, brokerage commissions, transfer agent costs and performance, and trading among funds in the same complex; and approving fidelity bond and related insurance coverage and allocations, as well as other matters that arise from time to time. The independent directors/trustees are required to select and nominate individuals to fill any independent director/trustee vacancy on the board of any fund that has a Rule 12b-1 plan of distribution. Most of the Morgan Stanley Dean Witter Funds have a Rule 12b-1 plan.

     The Audit Committee is charged with recommending to the full board the engagement or discharge of the Fund's independent auditors; directing investigations into matters within the scope of the independent auditors' duties, including the power to retain outside specialists; reviewing with the independent auditors the audit plan and results of the auditing engagement; approving professional services provided by the independent auditors and other accounting firms prior to the performance of the services; reviewing the independence of the independent auditors; considering the range of audit and non-audit fees; reviewing the adequacy of the Fund's system of internal controls; and preparing and submitting Committee meeting minutes to the full board.

     The board of each fund has a Derivatives Committee to approve parameters for and monitor the activities of the Fund with respect to derivative investments, if any, made by the Fund.

     Finally, the board of each fund has formed an Insurance Committee to review and monitor the insurance coverage maintained by the Fund.

     ADVANTAGES OF HAVING SAME INDIVIDUALS AS INDEPENDENT DIRECTORS/TRUSTEES FOR ALL MORGAN STANLEY DEAN WITTER FUNDS. The independent directors/trustees and the funds' management believe that having the same independent directors/trustees for each of the Morgan Stanley Dean Witter Funds avoids the duplication of effort that would arise from having different groups of individuals serving as independent directors/trustees for each of the funds or even of sub-groups of funds. They believe that having the same individuals serve as independent directors/trustees of all the funds tends to increase their knowledge and expertise regarding matters which affect the fund complex generally and enhances their ability to negotiate on behalf of each fund with the fund's service providers. This arrangement also precludes the possibility of separate groups of independent directors/trustees arriving at conflicting decisions regarding operations and management of the funds and avoids the cost and confusion that would likely ensue. Finally, having the same independent directors/trustees serve on all fund boards enhances the ability of each fund to obtain, at modest cost to each separate fund, the services of independent directors/trustees, of the caliber, experience and business acumen of the individuals who serve as independent directors/trustees of the Morgan Stanley Dean Witter Funds.


     TRUSTEE AND OFFICER INDEMNIFICATION. The Fund's Declaration of Trust provides that no Trustee, officer, employee or agent of the Fund is liable to the Fund or to a shareholder, nor is any Trustee, officer, employee or agent liable to any third persons in connection with the affairs of the Fund, except as such liability may arise from his/her or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his/her or its duties. It also provides that all third persons shall look solely to the Fund property for satisfaction of claims arising in connection with the affairs of the Fund. With the exceptions stated, the Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Fund.

C. COMPENSATION


     The Fund pays each Independent Trustee an annual fee of $800 plus a per meeting fee of $50 for meetings of the Board of Trustees, the Independent Trustees or Committees of the Board of Trustees attended by the Trustee (the Fund pays the Chairman of the Audit Committee an additional annual fee of $750 and the Chairmen of the Derivatives and Insurance Committees additional annual fees of $500). If a Board meeting and a meeting of the Independent Trustees or a Committee meeting, or a meeting of the Independent Trustees and/or more than one Committee meeting, take place on a single day, the Trustees are paid a single meeting fee by the Fund. The Fund also reimburses such Trustees for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Trustees and officers of the Fund who are or have been employed by the Investment Manager or an affiliated company receive no compensation or expense reimbursement from the Fund for their services as Trustee.

     The following table illustrates the compensation that the Fund paid to its Independent Trustees for the fiscal year ended February 28, 2001.



                               FUND COMPENSATION


                                     AGGREGATE
                                   COMPENSATION
NAME OF INDEPENDENT TRUSTEE        FROM THE FUND
-------------------------------   --------------
Michael Bozic .................       $1,600
Edwin J. Garn .................        1,650
Wayne E. Hedien ...............        1,650
Dr. Manuel H. Johnson .........        2,400
Michael E. Nugent .............        2,150
John L. Schroeder .............        2,100



     The following table illustrates the compensation paid to the Fund's Independent Trustees for the calendar year ended December 31, 2000 for services to the 97 Morgan Stanley Dean Witter Funds that were in operation at December 31, 2000.

            CASH COMPENSATION FROM MORGAN STANLEY DEAN WITTER FUNDS


                                     TOTAL CASH
                                    COMPENSATION
                                    FOR SERVICES
                                       TO 97
                                   MORGAN STANLEY
                                    DEAN WITTER
NAME OF INDEPENDENT TRUSTEE            FUNDS
-------------------------------   ---------------
Michael Bozic .................       $146,917
Edwin J. Garn .................        151,717
Wayne E. Hedien ...............        151,567
Dr. Manuel H. Johnson .........        223,655
Michael E. Nugent .............        199,759
John L. Schroeder .............        194,809




     As of the date of this Statement of Additional Information, 53 of the Morgan Stanley Dean Witter Funds, not including the Fund, have adopted a retirement program under which an independent director/trustee who retires after serving for at least five years (or such lesser period as may be determined by the Board) as an independent director/trustee of any Morgan Stanley Dean Witter Fund that has adopted the retirement program (each such Fund referred to as an "Adopting Fund" and each such director/trustee referred to as an "Eligible Trustee") is entitled to retirement payments upon reaching the eligible retirement age (normally, after attaining age 72). Annual payments are based upon length of service.


     Currently, upon retirement, each Eligible Trustee is entitled to receive from the Adopting Fund, commencing as of his or her retirement date and continuing for the remainder of his or her life, an annual retirement benefit (the "Regular Benefit") equal to 30.22% of his or her Eligible Compensation plus 0.5036667% of such Eligible Compensation for each full month of service as an independent director/trustee of any Adopting Fund in excess of five years up to a maximum of 60.44% after ten years of service. The foregoing percentages may be changed by the Board(1). "Eligible Compensation" is one-fifth of the total compensation earned by such Eligible Trustee for service to the Adopting Fund in the five year period prior to the date of the Eligible Trustee's retirement. Benefits under the retirement program are accrued as expenses on the books of the Adopting Funds. Such benefits are not secured or funded by the Adopting Funds.


     The following table illustrates the retirement benefits accrued to the Fund's Independent Trustees by the Fund for the fiscal year ended December 31, 2000 and by the 53 Morgan Stanley Dean Witter Funds (not including the Fund) for the calendar year ended December 31, 2000, and the estimated retirement benefits for the Fund's Independent Trustees, to commence upon their retirement, from the 53 Morgan Stanley Dean Witter Funds as of the calendar year ended December 31, 2000.


----------
(1) An Eligible Trustee may elect alternative payments of his or her retirement benefits based upon the combined life expectancy of the Eligible Trustee and his or her spouse on the date of such Eligible Trustee's retirement. In addition, the Eligible Trustee may elect that the surviving spouse's periodic payment of benefits will be equal to a lower percentage of the periodic amount when both spouses were alive. The amount estimated to be payable under this method, through the remainder of the later of the lives of the Eligible Trustee and spouse, will be the actuarial equivalent of the Regular Benefit.

         RETIREMENT BENEFITS FROM ALL MORGAN STANLEY DEAN WITTER FUNDS



                                        FOR ALL ADOPTING FUNDS
                                  ----------------------------------
                                      ESTIMATED
                                   CREDITED YEARS       ESTIMATED           RETIREMENT              ESTIMATED
                                    OF SERVICE AT     PERCENTAGE OF      BENEFITS ACCRUED      ANNUAL BENEFITS UPON
NAME OF                              RETIREMENT          ELIGIBLE       AS EXPENSES BY ALL     RETIREMENT FROM ALL
INDEPENDENT TRUSTEE                 (MAXIMUM 10)       COMPENSATION       ADOPTING FUNDS        ADOPTING FUNDS(2)
-------------------------------   ----------------   ---------------   --------------------   ---------------------
Michael Bozic .................          10                60.44%             $20,001                $52,885
Edwin J. Garn .................          10                60.44               29,348                 52,817
Wayne E. Hedien ...............           9                51.37               37,886                 44,952
Dr. Manuel H. Johnson .........          10                60.44               21,187                 77,817
Michael E. Nugent .............          10                60.44               36,202                 69,506
John L. Schroeder .............           8                50.37               65,337                 53,677


----------
(2) Based on current levels of compensation. Amount of annual benefits also varies depending on the Eligible Trustee's elections described in Footnote
      (1) on page 15.

IV. CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
--------------------------------------------------------------------------------

     The following owned 5% or more of the outstanding Class A shares of the Fund on April 9, 2001: Donald P. Shiley and Darlene Shiley, Trustees, The Donald
P. and Darlene V. Shiley Trust, P.O. Box 207, Pauma Valley, CA 92061-0207 - 19.887%; Morgan Stanley Dean Witter Trust FSB, Trustee, National Hot Rod Association, 401(k) Salary Saving Retirement Plan, P.O. Box 957, Jersey City, NJ 07303-0957 - 16.559%; John Tyree, c/o London Pouch, 1585 Broadway, New York, NY 10036-8200 - 11.408%. The following owned 5% or more of the outstanding Class C shares of the Fund as of April 9, 2001: Donald Pearce Shiley, Trustee, The Shiley Family Trust, P.O. Box 207, Pauma Valley, CA 92061-0207 - 9.055%. The following owned 5% or more of the outstanding Class D shares of the Fund as of April 9, 2001: Sue S. Smiser, Trustee, Sue S. Smiser Family Trust, 531 Marina Avenue, Coronado, CA 92118-2715 - 27.439%; Morgan Stanley DW, Custodian for Stephen L. Lawton, IRA Rollover, 620 Howard Avenue, Pitman, NJ 08071-1833 - 5.167%.


     As of the date of this Statement of Additional Information, the aggregate number of shares of beneficial interest of the Fund owned by the Fund's officers and Trustees as a group was less than 1% of the Fund's shares of beneficial interest outstanding.

V. INVESTMENT MANAGEMENT AND OTHER SERVICES
--------------------------------------------------------------------------------

A. INVESTMENT MANAGER

     The Investment Manager to the Fund is Morgan Stanley Dean Witter Advisors Inc., a Delaware corporation, whose address is Two World Trade Center, New York, NY 10048. The Investment Manager is a wholly-owned subsidiary of MSDW, a Delaware corporation. MSDW is a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services.


     Pursuant to an Investment Management Agreement (the "Management Agreement") with the Investment Manager, the Fund has retained the Investment Manager to provide administrative services and manage the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Fund pays the Investment Manager monthly compensation calculated daily by applying the following annual rate to the net assets of the Fund determined as of the close of each business day: 0.60%. The management fee is allocated among the Classes pro rata based on the net assets of the Fund attributable to each Class. For the period September 28, 1998 (commencement of operations) through February 28, 1999 and for the fiscal year ended February 29, 2000, the Investment Manager accrued total compensation under the Management Agreement in the amounts of $132,990, $705,671 and $742,059, respectively. The amount for the period ended February 28, 1999 takes into account that the Investment Manager assumed all expenses (except for brokerage and 12b-1 fees) and waived the compensation provided for in its Management Agreement until November 13, 1998.


     The Investment Manager has retained its wholly-owned subsidiary, MSDW Services Company, to perform administrative services for the Fund.

B. PRINCIPAL UNDERWRITER


     The Fund's principal underwriter is the Distributor (which has the same address as the Investment Manager). In this capacity, the Fund's shares are distributed by the Distributor. The Distributor has entered into a selected dealer agreement with Morgan Stanley DW, which through its own sales organization sells shares of the Fund. In addition, the Distributor may enter into similar agreements with other selected broker-dealers. The Distributor, a Delaware corporation, is a wholly-owned subsidiary of MSDW.


     The Distributor bears all expenses it may incur in providing services under the Distribution Agreement. These expenses include the payment of commissions for sales of the Fund's shares and incentive compensation to Financial Advisors, the cost of educational and/or business-related trips, and educational and/or promotional and business-related expenses. The Distributor also pays certain expenses in connection with the distribution of the Fund's shares, including the costs of preparing, printing and distributing advertising or promotional materials, and the costs of printing and distributing prospectuses and supplements thereto used in connection with the offering and sale of the Fund's shares. The Fund bears the costs of initial typesetting, printing and distribution of prospectuses and supplements thereto to shareholders. The Fund also bears the costs of registering the Fund and its shares under federal and state securities laws and pays filing fees in accordance with state securities laws.

     The Fund and the Distributor have agreed to indemnify each other against certain liabilities, including liabilities under the Securities Act. Under the Distribution Agreement, the Distributor uses its best efforts in rendering services to the Fund, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations, the Distributor is not liable to the Fund or any of its shareholders for any error of judgment or mistake of law or for any act or omission or for any losses sustained by the Fund or its shareholders.

C. SERVICES PROVIDED BY THE INVESTMENT MANAGER

     The Investment Manager manages the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Investment Manager obtains and evaluates the information and advice relating to the economy, securities markets, and specific securities as it considers necessary or useful to continuously manage the assets of the Fund in a manner consistent with its investment objective.


     Under the terms of the Management Agreement, in addition to managing the Fund's investments, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, the office space, facilities, equipment, clerical help, bookkeeping and certain legal services as the Fund may reasonably require in the conduct of its business, including the preparation of prospectuses, proxy statements and reports required to be filed with federal and state securities commissions (except insofar as the participation or assistance of independent auditors and attorneys is, in the opinion of the Investment Manager, necessary or desirable). The Investment Manager also bears the cost of telephone service, heat, light, power and other utilities provided to the Fund.


     Expenses not expressly assumed by the Investment Manager under the Management Agreement or by the Distributor, will be paid by the Fund. These expenses will be allocated among the four Classes of shares pro rata based on the net assets of the Fund attributable to each Class, except as described below. Such expenses include, but are not limited to: expenses of the Plan of Distribution pursuant to Rule 12b-1; charges and expenses of any registrar, custodian, stock transfer and dividend disbursing agent; brokerage commissions; taxes; engraving and printing share certificates; registration costs of the Fund and its shares under federal and state securities laws; the cost and expense of printing, including typesetting, and distributing prospectuses of the Fund and supplements thereto to the Fund's shareholders; all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing of proxy statements and reports to shareholders; fees and travel expenses of Trustees or members of any advisory board or committee who are not employees of the Investment Manager or any corporate affiliate of the Investment Manager; all expenses incident to any dividend, withdrawal or redemption options; charges and expenses of any outside service used for pricing of the Fund's shares; fees and expenses of legal counsel, including counsel to the Trustees who are not interested persons of the Fund or of the Investment Manager (not including compensation or expenses of attorneys who are employees of the Investment Manager); fees and expenses of the Fund's independent auditors; membership dues of industry associations; interest on Fund borrowings; postage; insurance premiums on property or personnel (including officers and Trustees) of the Fund which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification relating thereto); and all other costs of the Fund's operation. The 12b-1 fees relating to a particular Class will be allocated directly to that Class. In addition, other expenses associated with a particular Class (except advisory or custodial fees) may be allocated directly to that Class, provided that such expenses are reasonably identified as specifically attributable to that Class and the direct allocation to that Class is approved by the Trustees.


     The Management Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Investment Manager is not liable to the Fund or any of its investors for any act or omission by the Investment Manager or for any losses sustained by the Fund or its investors.


     The Management Agreement will remain in effect from year to year, provided continuance of the Management Agreement is approved at least annually by the vote of the holders of a majority, as defined in the Investment Company Act, of the outstanding shares of the Fund, or by the Trustees; provided that in either event such continuance is approved annually by the vote of a majority of the Trustees, including a majority of the Independent Trustees.


D. DEALER REALLOWANCES

     Upon notice to selected broker-dealers, the Distributor may reallow up to the full applicable front-end sales charge during periods specified in such notice. During periods when 90% or more of the sales charge is reallowed, such selected broker-dealers may be deemed to be underwriters as that term is defined in the Securities Act.

E. RULE 12b-1 PLAN

     The Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Investment Company Act (the "Plan") pursuant to which each Class, other than Class D, pays the Distributor compensation accrued daily and payable monthly at the annual rate of 0.25% of the average daily net assets of Class A and 1.0% of the average daily net assets of each of Class B and Class C.


     The Distributor also receives the proceeds of front-end sales charges ("FSCs") and of contingent deferred sales charges ("CDSCs") imposed on certain redemptions of shares, which are separate and apart from payments made pursuant to the Plan. The Distributor has informed the Fund that it and/or Morgan Stanley DW received the proceeds of CDSCs and FSCs, for the period September 28, 1998 (commencement of operations) through February 28, 1999, and for the fiscal years ended February 29, 2000 and February 28, 2001, in approximate amounts as provided in the table below (the Distributor did not retain any of these amounts).




                                                                           FOR THE PERIOD
                                                                         SEPTEMBER 28, 1998
                                                                              THROUGH
                              2001                      2000              FEBRUARY 28, 1999
                    ------------------------   -----------------------  ----------------------
 Class A .........   FSCs:(1)      $ 11,119    FSCs:(1)     $ 34,477    FSCs:(1)    $21,224
                    CDSCs:         $    305   CDSCs:        $  4,005   CDSCs:       $     0
 Class B .........  CDSCs:         $300,922   CDSCs:        $328,400   CDSCs:       $34,119
 Class C .........  CDSCs:         $  8,961   CDSCs:        $  8,903   CDSCs:       $ 3,891


----------
(1) FSCs apply to Class A only.

     The Distributor has informed the Fund that the entire fee payable by Class A and a portion of the fees payable by each of Class B and Class C each year pursuant to the Plan equal to 0.25% of such Class' average daily net assets are currently each characterized as a "service fee" under the Rules of the National Association of Securities Dealers, Inc. (of which the Distributor is a member). The "service fee" is a payment made for personal service and/or the maintenance of shareholder accounts. The remaining portion of the Plan fees payable by a Class, if any, is characterized as an "asset-based sales charge" as such is defined by the Rules of the Association.



     Under the Plan and as required by Rule 12b-1, the Trustees receive and review promptly after the end of each calendar quarter a written report provided by the Distributor of the amounts expended under the Plan and the purpose for which such expenditures were made. For the fiscal year ended February 28, 2001, Class A, Class B and Class C shares of the Fund accrued payments under the Plan amounting to $12,341, $1,073,387 and $73,518, respectively, which amounts are equal to 0.24%, 1.00% and 0.88% of the average daily net assets of Class A, Class B and Class C, respectively, for the fiscal year.


     The Plan was adopted in order to permit the implementation of the Fund's method of distribution. Under this distribution method the Fund offers four Classes, each with a different distribution arrangement.



     With respect to Class A shares, Morgan Stanley DW compensates its Financial Advisors by paying them, from proceeds of the FSC, commissions for the sale of Class A shares, currently a gross sales credit of up to 5.0% of the amount sold (except as provided in the following sentence) and an annual residual commission, currently a residual of up to 0.25% of the current value of the respective accounts for which they are the Financial Advisors or dealers of record in all cases. On orders of $1 million or more (for which no sales charge was paid) or net asset value purchases by employer-sponsored employee benefit plans, whether or not qualified under the Internal Revenue Code, for which (i) the Transfer Agent serves as Trustee, (ii) Morgan Stanley's Retirement Plan Services serves as recordkeeper pursuant to a written Recordkeeping Services Agreement or (iii) an entity independent from Morgan Stanley serves as recordkeeper under an alliance or similar agreement with Morgan Stanley's Retirement Plan Services ("Morgan Stanley Eligible Plans"), the Investment Manager compensates Financial Advisors by paying them, from its own funds, a gross sales credit of 1.0% of the amount sold.

     With respect to Class B shares, Morgan Stanley DW compensates its Financial Advisors by paying them, from its own funds, commissions for the sale of Class B shares, currently a gross sales credit of up to 5.0% of the amount sold (except as provided in the following sentence) and an annual residual commission, currently a residual of up to 0.25% of the current value (not including reinvested dividends or distributions) of the amount sold in all cases. In the case of Class B shares purchased by Morgan Stanley Eligible Plans, Morgan Stanley DW compensates its Financial Advisors by paying them, from its own funds, a gross sales credit of 3.0% of the amount sold.

     With respect to Class C shares, Morgan Stanley DW compensates its Financial Advisors by paying them, from its own funds, commissions for the sale of Class C shares, currently a gross sales credit of up to 1.0% of the amount sold and an annual residual commission, currently up to 1.0% of the current value of the respective accounts for which they are the Financial Advisors of record.

     With respect to Class D shares other than shares held by participants in the Investment Manager's mutual fund asset allocation program and in the Morgan Stanley Choice program, the Investment Manager compensates Morgan Stanley DW's Financial Advisors by paying them, from its own funds, commissions for the sale of Class D shares, currently a gross sales credit of up to 1.0% of the amount sold. There is a chargeback of 100% of the amount paid if the Class D shares are redeemed in the first year and a chargeback of 50% of the amount paid if the Class D shares are redeemed in the second year after purchase. The Investment Manager also compensates Morgan Stanley DW's Financial Advisors by paying them, from its own funds, an annual residual commission, currently up to 0.10% of the current value of the respective accounts for which they are the Financial Advisors of record (not including accounts of participants in the Investment Manager's mutual fund asset allocation program and the Morgan Stanley Choice program).

     The gross sales credit is a charge which reflects commissions paid by Morgan Stanley DW to its Financial Advisors and Morgan Stanley DW's Fund-associated distribution-related expenses, including sales compensation, and overhead and other branch office distribution-related expenses including (a) the expenses of operating Morgan Stanley DW's branch offices in connection with the sale of Fund shares, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communications costs and the costs of stationery and supplies; (b) the costs of client sales seminars; (c) travel expenses of mutual fund sales coordinators to promote the sale of Fund shares; and (d) other expenses relating to branch promotion of Fund sales.

     The Investment Manager pays a retention fee to Financial Advisors at an annual rate of 0.05% of the value of shares of the Fund held for at least one year. Shares purchased through the reinvestment of dividends will be eligible for a retention fee, provided that such dividends were earned on shares otherwise eligible for a retention fee payment. Shares owned in variable annuities, closed-end fund shares and shares held in 401(k) plans where the Transfer Agent or Morgan Stanley's Retirement Plan Services is either recordkeeper or trustee are not eligible for a retention fee.



     The retention fees are paid by the Investment Manager from its own assets, which may include profits from investment management fees payable under the Management Agreement, as well as from borrowed funds.



     The distribution fee that the Distributor receives from the Fund under the Plan, in effect, offsets distribution expenses incurred under the Plan on behalf of the Fund and, in the case of Class B shares, opportunity costs, such as the gross sales credit and an assumed interest charge thereon ("carrying charge"). These expenses may include the cost of Fund-related educational and/or business-related trips or payment of Fund-related educational and/or promotional expenses of Financial Advisors. For example, the Distributor has implemented a compensation program available only to Financial Advisors meeting specified criteria under which certain marketing and/or promotional expenses of those Financial Advisors are paid by the Distributor out of compensation it receives under the Plan. In the Distributor's reporting of the distribution expenses to the Fund, in the case of Class B shares, such assumed interest (computed at the "broker's call rate") has been calculated on the gross credit as it is reduced by amounts received by the Distributor under the Plan and any contingent deferred sales charges received by the Distributor upon redemption of shares of the Fund. No other interest charge is included as a distribution expense in the Distributor's calculation of its distribution costs for this purpose. The broker's call rate is the interest rate charged to securities brokers on loans secured by exchange-listed securities.


     The Fund is authorized to reimburse expenses incurred or to be incurred in promoting the distribution of the Fund's Class A and Class C shares and in servicing shareholder accounts. Reimbursement will be made through payments at the end of each month. The amount of each monthly payment may in no event exceed an amount equal to a payment at the annual rate of 0.25%, in the case of Class A, and 1.0%, in the case of Class C, of the average net assets of the respective Class during the month. No interest or other financing charges, if any, incurred on any distribution expenses on behalf of Class A and Class C will be reimbursable under the Plan. With respect to Class A, in the case of all expenses other than expenses representing the service fee, and, with respect to Class C, in the case of all expenses other than expenses representing a gross sales credit or a residual to Financial Advisors and other authorized financial representatives, such amounts shall be determined at the beginning of each calendar quarter by the Trustees, including, a majority of the Independent Trustees. Expenses representing the service fee (for Class A) or a gross sales credit or a residual to Financial Advisors and other authorized financial representatives (for Class C) may be reimbursed without prior determination. In the event that the Distributor proposes that monies shall be reimbursed for other than such expenses, then in making quarterly determinations of the amounts that may be reimbursed by the Fund, the Distributor will provide and the Trustees will review a quarterly budget of projected distribution expenses to be incurred on behalf of the Fund, together with a report explaining the purposes and anticipated benefits of incurring such expenses. The Trustees will determine which particular expenses, and the portions thereof, that may be borne by the Fund, and in making such a determination shall consider the scope of the Distributor's commitment to promoting the distribution of the Fund's Class A and Class C shares.

     Each Class paid 100% of the amounts accrued under the Plan with respect to that Class for the fiscal year ended February 28, 2001 to the Distributor. The Distributor and Morgan Stanley DW estimate that they have spent, pursuant to the Plan, $8,264,815 on behalf of Class B since the inception of the Plan. It is estimated that this amount was spent in approximately the following ways: (i) 23.35% ($1,929,432)-advertising and promotional expenses; (ii) 1.94% ($160,631)-printing of prospectuses for distribution to other than current shareholders; and (iii) 74.71% ($6,174,752)-other expenses, including the gross sales credit and the carrying charge, of which 6.44% ($397,854) represents carrying charges, 38.73% ($2,391,636) represents commission credits to Morgan Stanley DW's branch offices and other selected broker-dealers for payments of commissions to Financial Advisors and other authorized financial representatives, and 54.83% ($3,385,262) represents overhead and other branch office distribution-related expenses. The amounts accrued by Class A and a portion of the amounts accrued by Class C under the Plan during the fiscal year ended February 28, 2001 were service fees. The remainder of the amounts accrued by Class C were for expenses which relate to compensation of sales personnel and associated overhead expenses.

     In the case of Class B shares, at any given time, the expenses of distributing shares of the Fund may be more or less than the total of (i) the payments made by the Fund pursuant to the Plan; and (ii) the proceeds of CDSCs paid by investors upon redemption of shares. For example, if $1 million in expenses in distributing Class B shares of the Fund had been incurred and $750,000 had been received as described in (i) and (ii) above, the excess expense would amount to $250,000. The Distributor has advised the Fund that in the case of Class B shares the excess distribution expenses, including the carrying charge designed to approximate the opportunity costs incurred by Morgan Stanley DW which arise from it having advanced monies without having received the amount of any sales charges imposed at the time of sale of the Fund's Class B shares, totaled $5,235,012 as of February 28, 2001 (the end of the Fund's fiscal year), which was equal to 5.65% of the net assets of Class B on such date. Because there is no requirement under the Plan that the Distributor be reimbursed for all distribution expenses with respect to Class B shares or any requirement that the Plan be continued from year to year, this excess amount does not constitute a liability of the Fund. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of CDSCs paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. Any cumulative expenses incurred, but not yet recovered through distribution fees or CDSCs, may or may not be recovered through future distribution fees or CDSCs.

     In the case of Class A and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.0% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales commission credited to Morgan Stanley Financial Advisors and other authorized financial representatives at the time of sale may be reimbursed in the subsequent calendar year. The Distributor has advised the Fund that there were no such expenses that may be reimbursed in the subsequent year in the case of Class A or Class C at December 31, 2000 (end of the calendar year). No interest or other financing charges will be incurred on any Class A or Class C distribution expenses incurred by the Distributor under the Plan or on any unreimbursed expenses due to the Distributor pursuant to the Plan.

     No interested person of the Fund nor any Independent Trustee has any direct financial interest in the operation of the Plan except to the extent that the Distributor, the Investment Manager, Morgan Stanley DW, MSDW Services Company or certain of their employees may be deemed to have such an interest as a result of benefits derived from the successful operation of the Plan or as a result of receiving a portion of the amounts expended thereunder by the Fund.



     On an annual basis the Trustees, including a majority of the Independent Trustees, consider whether the Plan should be continued. Prior to approving the last continuation of the Plan, the Trustees requested and received from the Distributor and reviewed all the information which they deemed necessary to arrive at an informed determination. In making their determination to continue the Plan, the Trustees considered: (1) the Fund's experience under the Plan and whether such experience indicates that the

Plan is operating as anticipated; (2) the benefits the Fund had obtained, was obtaining and would be likely to obtain under the Plan, including that: (a) the Plan is essential in order to give Fund investors a choice of alternatives for payment of distribution and service charges and to enable the Fund to continue to grow and avoid a pattern of net redemptions which, in turn, are essential for effective investment management; and (b) without the compensation to individual brokers and the reimbursement of distribution and account maintenance expenses of Morgan Stanley DW's branch offices made possible by the 12b-1 fees, Morgan Stanley DW could not establish and maintain an effective system for distribution, servicing of Fund shareholders and maintenance of shareholder accounts; and (3) what services had been provided and were continuing to be provided under the Plan to the Fund and its shareholders. Based upon their review, the Trustees, including each of the Independent Trustees, determined that continuation of the Plan would be in the best interest of the Fund and would have a reasonable likelihood of continuing to benefit the Fund and its shareholders. In the Trustees' quarterly review of the Plan, they will consider its continued appropriateness and the level of compensation provided therein.


     The Plan may not be amended to increase materially the amount to be spent for the services described therein without approval by the shareholders of the affected Class or Classes of the Fund, and all material amendments to the Plan must also be approved by the Trustees in the manner described above. The Plan may be terminated at any time, without payment of any penalty, by vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of the Fund (as defined in the Investment Company
Act) on not more than thirty days' written notice to any other party to the Plan. So long as the Plan is in effect, the election and nomination of Independent Trustees shall be committed to the discretion of the Independent Trustees.

F. OTHER SERVICE PROVIDERS

     (1) TRANSFER AGENT/DIVIDEND-PAYING AGENT

     Morgan Stanley Dean Witter Trust FSB is the Transfer Agent for the Fund's shares and the Dividend Disbursing Agent for payment of dividends and distributions on Fund shares and Agent for shareholders under various investment plans. The principal business address of the Transfer Agent is Harborside Financial Center, Plaza Two, Jersey City, NJ 07311.



     (2) CUSTODIAN AND INDEPENDENT AUDITORS



     The Bank of New York, 100 Church Street, New York, NY 10007, is the Custodian of the Fund's assets. Any of the Fund's cash balances with the Custodian in excess of $100,000 are unprotected by federal deposit insurance. These balances may, at times, be substantial.



     Deloitte & Touche LLP, Two World Financial Center, New York, NY 10281, serves as the independent auditors of the Fund. The independent auditors are responsible for auditing the annual financial statements of the Fund.



     (3) AFFILIATED PERSONS

     The Transfer Agent is an affiliate of the Investment Manager, and of the Distributor. As Transfer Agent and Dividend Disbursing Agent, the Transfer Agent's responsibilities include maintaining shareholder accounts, disbursing cash dividends and reinvesting dividends, processing account registration changes, handling purchase and redemption transactions, mailing prospectuses and reports, mailing and tabulating proxies, processing share certificate transactions, and maintaining shareholder records and lists. For these services, the Transfer Agent receives a per shareholder account fee from the Fund and is reimbursed for its out-of-pocket expenses in connection with such services.

G. CODES OF ETHICS

     The Fund, the Investment Manager and the Distributor have each adopted a Code of Ethics pursuant to Rule 17j-1 under the Investment Company Act. The Codes of Ethics are designed to detect and prevent improper personal trading. The Codes of Ethics permit personnel subject to the Codes to invest in securities, including securities that may be purchased, sold or held by the Fund, subject to a number of restrictions and controls including prohibitions against purchases of securities in an Initial Public Offering and a preclearance requirement with respect to personal securities transactions.


VI. BROKERAGE ALLOCATION AND OTHER PRACTICES
--------------------------------------------------------------------------------
A.   BROKERAGE TRANSACTIONS

     Subject to the general supervision of the Trustees, the Investment Manager is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions, and the negotiation of brokerage commissions, if any. Purchases and sales of securities on a stock exchange are effected through brokers who charge a commission for their services. In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. The Fund also expects that securities will be purchased at times in underwritten offerings where the price includes a fixed amount of compensation, generally referred to as the underwriter's concession or discount. Futures transactions will usually be effected through a broker and a commission will be charged. On occasion, the Fund may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid.



     For the period September 28, 1998 (commencement of operations) through February 28, 1999 and for the fiscal years ended February 29, 2000 and February 28, 2001, the Fund paid a total of $44,371, $50,346 and $91,570, respectively, in brokerage commissions.


B.   COMMISSIONS



     Pursuant to an order of the SEC, the Fund may effect principal transactions in certain money market instruments with Morgan Stanley DW. The Fund will limit its transactions with Morgan Stanley DW to U.S. Government and government agency securities, bank money instruments (i.e., certificates of deposit and bankers' acceptances) and commercial paper. The transactions will be effected with Morgan Stanley DW only when the price available from Morgan Stanley DW is better than that available from other dealers.

     During the period September 28, 1998 (commencement of operations) through February 28, 1999 and for the fiscal years ended February 29, 2000 and February 28, 2001, the Fund did not effect any principal transactions with Morgan Stanley DW.

     Brokerage transactions in securities listed on exchanges or admitted to unlisted trading privileges may be effected through Morgan Stanley DW, Morgan Stanley & Co. and other affiliated brokers and dealers. In order for an affiliated broker or dealer to effect any portfolio transactions on an exchange for the Fund, the commissions, fees or other remuneration received by the affiliated broker or dealer must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow the affiliated broker or dealer to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. Furthermore, the Trustees, including the Independent Trustees, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated broker or dealer are consistent with the foregoing standard. The Fund does not reduce the management fee it pays to the Investment Manager by any amount of the brokerage commissions it may pay to an affiliated broker or dealer.

     During the period September 28, 1998 (commencement of operations) through February 28, 1999 and for the fiscal years ended February 29, 2000 and February 28, 2001, the Fund did not pay any brokerage commissions to Morgan Stanley DW.



     During the period September 28, 1998 (commencement of operations) through February 28, 1999 and for the fiscal year ended February 29, 2000, the Fund did not pay any brokerage commissions to

Morgan Stanley & Co. During the fiscal year ended February 28, 2001, the Fund paid a total of $498 in brokerage commissions to Morgan Stanley & Co. During the fiscal year ended February 28, 2001, the brokerage commissions paid to Morgan Stanley & Co. represented approximately 0.54% of the total brokerage commissions paid by the Fund during the year and were paid on account of transactions having an aggregate dollar value equal to approximately 0.50% of aggregate dollar value of all portfolio transactions of the Fund during the year for which commissions were paid.


C.   BROKERAGE SELECTION

     The policy of the Fund regarding purchases and sales of securities for its portfolio is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the Fund's policy is to pay commissions which are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Fund believes that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the Fund and the Investment Manager from obtaining a high quality of brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Investment Manager relies upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and research services received from the broker effecting the transaction. These determinations are necessarily subjective and imprecise, as in most cases an exact dollar value for those services is not ascertainable.



     In seeking to implement the Fund's policies, the Investment Manager effects transactions with those brokers and dealers who the Investment Manager believes provide the most favorable prices and are capable of providing efficient executions. If the Investment Manager believes the prices and executions are obtainable from more than one broker or dealer, it may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to the Fund or the Investment Manager. The services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment; wire services; and appraisals or evaluations of portfolio securities. The information and services received by the Investment Manager from brokers and dealers may be utilized by the Investment Manager and any of its asset management affiliates in the management of accounts of some of their other clients and may not in all cases benefit the Fund directly.

     The Investment Manager and certain of its affiliates currently serve as investment manager to a number of clients, including other investment companies, and may in the future act as investment manager or advisor to others. It is the practice of the Investment Manager and its affiliates to cause purchase and sale transactions (including transactions in certain initial and secondary public offerings) to be allocated among clients whose assets they manage (including the
Fund) in such manner as they deem equitable. In making such allocations among the Fund and other client accounts, various factors may be considered, including the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for managing the portfolios of the Fund and other client accounts. The Investment Manager and its affiliates may operate one or more order placement facilities and each facility will implement order allocation in accordance with the procedures described above. From time to time, each facility may transact in a security at the same time as other facilities are trading in that security.



D.   DIRECTED BROKERAGE



     During the fiscal year ended February 28, 2001, the Fund did not pay any brokerage commissions to brokers because of research services provided.



E.   REGULAR BROKER-DEALERS



     During the fiscal year ended February 28, 2001, the Fund purchased securities issued by The Bank of New York, Merrill Lynch & Co. Inc., J.P.
Morgan Chase & Co. and PaineWebber Inc., which issuers were among the ten brokers or ten dealers that executed transactions for or with the Fund in the largest dollar amounts during the year. At February 28, 2001, the Fund held securities issued by The Bank of New York, Merrill Lynch & Co. Inc., and J.P. Morgan Chase & Co., with market values of $525,515, $615,113 and $1,072,060, respectively.


VII. CAPITAL STOCK AND OTHER SECURITIES
--------------------------------------------------------------------------------
     The shareholders of the Fund are entitled to a full vote for each full share of beneficial interest held. The Fund is authorized to issue an unlimited number of shares of beneficial interest. All shares of beneficial interest of the Fund are of $0.01 par value and are equal as to earnings, assets and voting privileges except that each Class will have exclusive voting privileges with respect to matters relating to distribution expenses borne solely by such Class or any other matter in which the interests of one Class differ from the interests of any other Class. In addition, Class B shareholders will have the right to vote on any proposed material increase in Class A's expenses, if such proposal is submitted separately to Class A shareholders. Also, Class A, Class B and Class C bear expenses related to the distribution of their respective shares.

     The Fund's Declaration of Trust permits the Trustees to authorize the creation of additional series of shares (the proceeds of which would be invested in separate, independently managed portfolios) and additional Classes of shares within any series. The Trustees have not presently authorized any such additional series or Classes of shares other than as set forth in the Prospectus.



     The Fund is not required to hold annual meetings of shareholders and in ordinary circumstances the Fund does not intend to hold such meetings. The Trustees may call special meetings of shareholders for action by shareholder vote as may be required by the Investment Company Act or the Declaration of Trust. Under certain circumstances the Trustees may be removed by action of the Trustees. In addition, under certain circumstances the shareholders may call a meeting to remove the Trustees and the Fund is required to provide assistance in communicating with shareholders about such a meeting. The voting rights of shareholders are not cumulative, so that holders of more than 50 percent of the shares voting can, if they choose, elect all Trustees being selected, while the holders of the remaining shares would be unable to elect any Trustees.



     Under Massachusetts law, shareholders of a business trust may, under certain limited circumstances, be held personally liable as partners for the obligations of the Fund. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund, requires that notice of such Fund obligations include such disclaimer, and provides for indemnification out of the Fund's property for any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations. Given the above limitations on shareholder personal liability, and the nature of the Fund's assets and operations, the possibility of the Fund being unable to meet its obligations is remote and thus, in the opinion of Massachusetts counsel to the Fund, the risk to Fund shareholders of personal liability is remote.

     The Trustees themselves have the power to alter the number and the terms of office of the Trustees (as provided for in the Declaration of Trust), and they may at any time lengthen or shorten their own terms or make their terms of unlimited duration and appoint their own successors, provided that always at least a majority of the Trustees has been elected by the shareholders of the Fund.

VIII. PURCHASE, REDEMPTION AND PRICING OF SHARES
--------------------------------------------------------------------------------
A.   PURCHASE/REDEMPTION OF SHARES

     Information concerning how Fund shares are offered to the public (and how they are redeemed and exchanged) is provided in the Fund's Prospectus.

     TRANSFER AGENT AS AGENT. With respect to the redemption or repurchase of Fund shares, the application of proceeds to the purchase of new shares in the Fund or any other Morgan Stanley Dean

Witter Funds and the general administration of the exchange privilege, the Transfer Agent acts as agent for the Distributor and for the shareholder's authorized broker-dealer, if any, in the performance of such functions. With respect to exchanges, redemptions or repurchases, the Transfer Agent shall be liable for its own negligence and not for the default or negligence of its correspondents or for losses in transit. The Fund shall not be liable for any default or negligence of the Transfer Agent, the Distributor or any authorized broker-dealer.

     The Distributor and any authorized broker-dealer have appointed the Transfer Agent to act as their agent in connection with the application of proceeds of any redemption of Fund shares to the purchase of shares of any other Morgan Stanley Dean Witter Fund and the general administration of the exchange privilege. No commission or discounts will be paid to the Distributor or any authorized broker-dealer for any transactions pursuant to the exchange privilege.


     TRANSFERS OF SHARES. In the event a shareholder requests a transfer of Fund shares to a new registration, the shares will be transferred without sales charge at the time of transfer. With regard to the status of shares which are either subject to a CDSC or free of such charge (and with regard to the length of time shares subject to the charge have been held), any transfer involving less than all of the shares in an account will be made on a pro rata basis (that is, by transferring shares in the same proportion that the transferred shares bear to the total shares in the account immediately prior to the transfer). The transferred shares will continue to be subject to any applicable CDSC as if they had not been so transferred.


     OUTSIDE BROKERAGE ACCOUNTS. If a shareholder wishes to maintain his or her fund account through a brokerage company other than Morgan Stanley DW, he or she may do so only if the Distributor has entered into a selected dealer agreement with that brokerage company. Accounts maintained through a brokerage company other than Morgan Stanley DW may be subject to certain restrictions on subsequent purchases and exchanges. Please contact your brokerage company or the Transfer Agent for more information.


B.   OFFERING PRICE



     The Fund's Class B, Class C and Class D shares are offered at net asset value per share and the Class A shares are offered at net asset value per share plus any applicable FSC which is distributed among the Fund's Distributor, Morgan Stanley DW and other authorized dealers as described in Section "V. Investment Management and Other Services-E. Rule 12b-1 Plan." The price of Fund shares, called "net asset value," is based on the value of the Fund's portfolio securities. Net asset value per share of each Class is calculated by dividing the value of the portion of the Fund's securities and other assets attributable to that Class, less the liabilities attributable to that Class, by the number of shares of that Class outstanding. The assets of each Class of shares are invested in a single portfolio. The net asset value of each Class, however, will differ because the Classes have different ongoing fees.

     In the calculation of the Fund's net asset value: (1) an equity portfolio security listed or traded on the New York or American Stock Exchange, NASDAQ, or other exchange is valued at its latest sale price, prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees), and (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest bid price. When market quotations are not readily available, including circumstances under which it is determined by the Investment Manager that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Trustees. For valuation purposes, quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the New York Stock Exchange.



     Short-term debt securities with remaining maturities of sixty days or less at the time of purchase are valued at amortized cost, unless the Trustees determine such does not reflect the securities' market value, in which case these securities will be valued at their fair value as determined by the Trustees.

     Futures are valued at the latest sale price on the commodities exchange on which they trade unless the Trustees determine such price does not reflect their market value, in which case they will be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Trustees.

IX. TAXATION OF THE FUND AND SHAREHOLDERS
--------------------------------------------------------------------------------


     The Fund generally will make two basic types of distributions: ordinary dividends and long-term capital gain distributions. These two types of distributions are reported differently on a shareholder's income tax return and they are also subject to different rates of tax. The tax treatment of the investment activities of the Fund will affect the amount and timing and character of the distributions made by the Fund. Tax issues relating to the Fund are not generally a consideration for shareholders such as tax-exempt entities and tax-advantaged retirement vehicles such as an IRA or 401(k) plan. Shareholders are urged to consult their own tax professionals regarding specific questions as to federal, state or local taxes.



     INVESTMENT COMPANY TAXATION. The Fund intends to remain qualified as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986. As such, the Fund will not be subject to federal income tax on its net investment income and capital gains, if any, to the extent that it distributes such income and capital gains to its shareholders.



     The Fund generally intends to distribute sufficient income and gains so that the Fund will not pay corporate income tax on its earnings. The Fund also generally intends to distribute to its shareholders in each calendar year a sufficient amount of ordinary income and capital gains to avoid the imposition of a 4% excise tax. However, the Fund may instead determine to retain all or part of any net long-term capital gains in any year for reinvestment. In such event, the Fund will pay federal income tax (and possibly excise tax) on such retained gains.

     Gains or losses on sales of securities by the Fund will be long-term capital gains or losses if the securities have a tax holding period of more than one year at the time of such sale. Gains or losses on the sale of securities with a tax holding period of one year or less will be short-term capital gains or losses. Special tax rules may change the normal treatment of gains and losses recognized by the Fund when the Fund invests in futures transactions and non-U.S. corporations classified as "passive foreign investment companies." Those special tax rules can, among other things, affect the treatment of capital gain or loss as long-term or short-term and may result in ordinary income or loss rather than capital gain or loss. The application of these special rules would therefore also affect the character of distributions made by the Fund.

     Under certain tax rules, the Fund may be required to accrue a portion of any discount at which certain securities are purchased as income each year even though the Fund receives no payments in cash on the security during the year. To the extent that the Fund invests in such securities, it would be required to pay out such income as an income distribution in each year in order to avoid taxation at the Fund level. Such distributions will be made from the available cash of the Fund or by liquidation of portfolio securities if necessary. If a distribution of cash necessitates the liquidation of portfolio securities, the Investment Manager will select which securities to sell. The Fund may realize a gain or loss from such sales. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would in the absence of such transactions.



     TAXATION OF DIVIDENDS AND DISTRIBUTIONS. Shareholders normally will have to pay federal income taxes, and any state and/or local income taxes, on the dividends and other distributions they receive from the Fund. Such dividends and distributions, to the extent that they are derived from net investment income or short-term capital gains, are taxable to the shareholder as ordinary income regardless of whether the shareholder receives such payments in additional shares or in cash.



     Distributions of net long-term capital gains, if any, are taxable to shareholders as long-term capital gains regardless of how long a shareholder has held the Fund's shares and regardless of whether the distribution is received in additional shares or in cash. Under current law, the maximum tax rate on long-term capital gains realized by non-corporate shareholders generally is 20%. A special lower tax rate of 18% on long-term capital gains is available to non-corporate shareholders to the extent the distributions of long-term capital gains are derived from securities which the Fund purchased after December 31, 2000, and held for more than five years.


     Shareholders are generally taxed on any ordinary dividend or capital gain distributions from the Fund in the year they are actually distributed. However, if any such dividends or distributions are declared in October, November or December and paid in January then such amounts will be treated for tax purposes as received by the shareholders on December 31, to shareholders of record of such month.

     Subject to certain exceptions, a corporate shareholder may be eligible for a 70% dividends received deduction to the extent that the Fund earns and distributes qualifying dividends from its investments. Distributions of net capital gains by the Fund will not be eligible for the dividends received deduction.



     Shareholders who are not citizens or residents of the United States and certain foreign entities may be subject to withholding of United States tax on distributions made by the Fund of investment income and short-term capital gains.

     After the end of each calendar year, shareholders will be sent information on their dividends and capital gain distributions for tax purposes, including the portion taxable as ordinary income, the portion taxable as long-term capital gains, and the amount of any dividends eligible for the federal dividends received deduction for corporations.


     PURCHASES AND REDEMPTIONS AND EXCHANGES OF FUND SHARES. Any dividend or capital gains distribution received by a shareholder from any investment company will have the effect of reducing the net asset value of the shareholder's stock in that company by the exact amount of the dividend or capital gains distribution. Furthermore, such dividends and capital gains distributions are subject to federal income taxes. If the net asset value of the shares should be reduced below a shareholder's cost as a result of the payment of dividends or the distribution of realized long-term capital gains, such payment or distribution would be in part a return of the shareholder's investment but nonetheless would be taxable to the shareholder. Therefore, an investor should consider the tax implications of purchasing Fund shares immediately prior to a distribution record date.



     In general, a sale of shares results in capital gain or loss, and for individual shareholders, is taxable at a federal rate dependent upon the length of time the shares were held. A redemption of a shareholder's Fund shares is normally treated as a sale for tax purposes. Fund shares held for a period of one year or less at the time of such sale or redemption will, for tax purposes, generally result in short-term capital gains or losses and those held for more than one year generally result in long-term capital gains or losses. Under current law, the maximum tax rate on long-term capital gains realized by non-corporate shareholders generally is 20%. A special lower tax rate of 18% on long-term capital gains is available for non-corporate shareholders who purchased shares after December 31, 2000, and held such shares for more than five years. This special lower tax rate of 18% for five-year property does not apply to non-corporate shareholders holding Fund shares which were purchased on or prior to December 31, 2000, unless such shareholders make an election to treat the Fund shares as being sold and reacquired on January 1, 2001. A shareholder making such election may realize capital gains or losses. Any loss realized by shareholders upon a sale or redemption of shares within six months of the date of their purchase will be treated as a long-term capital loss to the extent of any distributions of net long-term capital gains with respect to such shares during the six-month period.


     Gain or loss on the sale or redemption of shares in the Fund is measured by the difference between the amount received and the tax basis of the shares. Shareholders should keep records of investments made (including shares acquired through reinvestment of dividends and distributions) so they cancompute the tax basis of their shares. Under certain circumstances a shareholder may compute and use an average cost basis in determining the gain or loss on the sale or redemption of shares.

     Exchanges of Fund shares for shares of another fund, including shares of other continuously offered Morgan Stanley Dean Witter Funds, are also subject to similar tax treatment. Such an exchange is treated for tax purposes as a sale of the original shares in the first fund, followed by the purchase of shares in the second fund.

     If a shareholder realizes a loss on the redemption or exchange of a fund's shares and reinvests in that fund's shares within 30 days before or after the redemption or exchange, the transactions may be subject to the "wash sale" rules, resulting in a postponement of the recognition of such loss for tax purposes.

X.   UNDERWRITERS
--------------------------------------------------------------------------------
     The Fund's shares are offered to the public on a continuous basis. The Distributor, as the principal underwriter of the shares, has certain obligations under the Distribution Agreement concerning the distribution of the shares. These obligations and the compensation the Distributor receives are described above in the sections titled "Principal Underwriter" and "Rule 12b-1 Plan."

XI.  CALCULATION OF PERFORMANCE DATA
--------------------------------------------------------------------------------


     From time to time, the Fund may quote its "total return" in advertisements and sales literature. These figures are computed separately for Class A, Class B, Class C and Class D shares. The Fund's "average annual total return" represents an annualization of the Fund's total return over a particular period and is computed by finding the annual percentage rate which will result in the ending redeemable value of a hypothetical $1,000 investment made at the beginning of a one, five or ten year period, or for the period from the date of commencement of operations, if shorter than any of the foregoing. The ending redeemable value is reduced by any contingent deferred sales charge ("CDSC") at the end of the one, five, ten year or other period. For the purpose of this calculation, it is assumed that all dividends and distributions are reinvested. The formula for computing the average annual total return involved a percentage obtained by dividing the ending redeemable value by the amount of the initial investment (which in the case of Class A shares is reduced by the Class A initial sales charge), taking a root of the quotient (which the root is equivalent to the number of years in the period) and subtracting 1 from the result. The average annual total returns of Class A for the one year and the life of the Fund (which commenced on September 28, 1998) periods ended February 28, 2001 were -16.03% and 4.32%, respectively. The average annual total returns of Class B for the one year and the life of the Fund periods ended February 28, 2001 were -16.42% and 4.74%, respectively. The average annual total returns of Class C for the one year and the life of the Fund periods ended February 28, 2001 were -12.75% and 5.96%, respectively. The average annual total returns of Class D for the one year and the life of the Fund periods ended February 28, 2001 were -11.19% and 6.92%, respectively.

     In addition, the Fund may advertise its total return for each Class over different periods of time by means of aggregate, average, year-by-year or other types of total return figures. These calculations may or may not reflect the imposition of the maximum front-end sales charge for class A or the deduction of the CDSC for each of Class B and Class C which, if reflected, would reduce the performance quoted. For example, the average annual total return of the Fund may be calculated in the manner described above, but without deduction for any applicable sales charge. Based on this calculation, the average annual total returns of Class A for the one year and the life of the Fund periods ended February 28, 2001 were -11.37% and 6.67%, respectively. The average annual total returns of Class B for the one year and the life of the Fund periods ended February 28, 2001 were -12.02% and 5.89%, respectively. The average annual total returns of Class C for the one year and the life of the Fund periods ended February 28, 2001 were -11.86% and 5.96%, respectively. The average annual total returns of Class D for the one year and the life of the Fund periods ended February 28, 2001 were -11.19% and 6.92%, respectively.

     In addition, the Fund may compute its aggregate total return for each Class for specified periods by determining the aggregate percentage rate which will result in the ending value of a hypothetical $1,000 investment made at the beginning of the period. For the purpose of this calculation, it as assumed that all dividends and distribution are reinvested. The formula for computing aggregate total return involves a percentage obtained by dividing the ending value (without reduction for any sale charge) by the initial $1,000 investment and subtracting 1 from the result. Based on the foregoing calculation, the total returns of Class A for the one year and the life of the Fund periods ended February 28, 2001 were -11.37% and 16.92%, respectively. The total returns of Class B for the one year and the life of the Fund periods ended

February 28, 2001 were -12.02% and 14.86%, respectively. The total returns of Class C for the one year and the life of the Fund periods ended February 28, 2001 were -11.86% and 15.04%, respectively. The total returns of Class D for the one year and the life of the Fund periods ended February 28, 2001 were -11.19% and 17.59%, respectively.

     The Fund may also advertise the growth of hypothetical investment of $10,000, $50,000 and $100,000 in each Class of shares of the Fund by adding 1 to the Fund's aggregate total return to date (expressed as a decimal and without taking into account the effect of any applicable CDSC) and multiplying by $9,475, $48,000 and $97,000 in the case of Class A (investments of $10,000, $50,000 and $100,000 adjusted for the initial sales charge) or by $10,000, $50,000 and $100,000 in the case of each of Class B, Class C and Class D, as the case may be. Investments of $10,000, $50,000 and $100,000 in each Class at inception of the Class would have grown to the following amounts at February 28, 2001:





                                     Investment at Inception of:
                     Inception   -----------------------------------

Class                  Date:      $10,000     $50,000      $100,000
-----------------   ----------   ---------   ---------   -----------
Class A .........   9/28/98      $11,078     $56,122      $113,412
Class B .........   9/28/98       11,486      57,430       114,860
Class C .........   9/28/98       11,504      57,520       115,040
Class D .........   9/28/98       11,759      58,795       117,590



     The Fund from time to time may also advertise its performance relative to certain performance rankings and indexes compiled by recognized organizations.

XII. FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


     EXPERTS. The financial statements of the Fund for the fiscal year ended February 28, 2001 included in this Statement of Additional Information and incorporated by reference in the Prospectus have been so included and incorporated in reliance on the report of Deloitte & Touche LLP, independent auditors, given on the authority of said firm as experts in auditing and accounting.


                                   * * * * *


     This Statement of Additional Information and the Prospectus do not contain all of the information set forth in the Registration Statement the Fund has filed with the SEC. The complete Registration Statement may be obtained from the SEC.

MORGAN STANLEY DEAN WITTER S&P 500 SELECT FUND
PORTFOLIO OF INVESTMENTS February 28, 2001





    NUMBER OF
      SHARES                                                         VALUE
-----------------                                             ------------------

                    COMMON STOCKS AND WARRANTS (95.7%)
                    Advertising/Marketing
                    Services (0.3%)

    3,419           Interpublic Group of Companies, Inc.      $   128,554
    1,981           Omnicom Group, Inc. ...................       179,657
                                                              -----------
                                                                  308,211
                                                              -----------
                    Aerospace & Defense (1.1%)

  10,290            Boeing Co. ............................       640,038
   2,142            General Dynamics Corp. ................       146,042
   1,115            Goodrich (B.F.) Co. (The) .............        45,091
   3,379            Lockheed Martin Corp. .................       126,577
     647            Northrop Grumman Corp. ................        60,786
   3,465            Raytheon Co. (Class B) ................       115,073
   1,147            Textron, Inc. .........................        60,768
                                                              -----------
                                                                1,194,375
                                                              -----------
                    Agricultural Commodities/
                    Milling (0.1%)

   5,125            Archer-Daniels-Midland Co. ............        77,131
                                                              -----------
                    Air Freight/Couriers (0.1%)

   2,334            FedEx Corp.* ..........................        95,531
                                                              -----------
                    Airlines (0.3%)

   1,939            AMR Corp.* ............................        64,472
   1,526            Delta Air Lines, Inc. .................        64,275
   8,265            Southwest Airlines Co. ................       153,729
                                                              -----------
                                                                  282,476
                                                              -----------
                    Alternative Power Generation (0.4%)
   5,302            AES Corp. (The)* ......................       286,149
   2,992            Calpine Corp.* ........................       133,114
                                                              -----------
                                                                  419,263
                                                              -----------
                    Aluminum (0.4%)

   3,417            Alcan Aluminium, Ltd. (Canada) ........       126,053
   9,826            Alcoa, Inc. ...........................       351,378
                                                              -----------
                                                                  477,431
                                                              -----------
                    Apparel/Footwear (0.2%)

     623            Liz Claiborne, Inc. ...................        30,340
   3,561            Nike, Inc. (Class B) ..................       139,057
   1,056            VF Corp. ..............................        38,111
                                                              -----------
                                                                  207,508
                                                              -----------
                    Apparel/Footwear Retail (0.3%)

   6,804            Gap, Inc. (The) .......................       185,341
   5,079            Limited, Inc. (The) ...................        89,644
   2,932            TJX Companies, Inc. (The) .............        89,661
                                                              -----------
                                                                  364,646
                                                              -----------

    NUMBER OF
      SHARES                                                         VALUE
-----------------                                             ------------------
                    Auto Parts: O.E.M. (0.3%)
   7,969            Delphi Automotive Systems Corp.           $   111,805
     829            Eaton Corp. ...........................        58,983
     917            Johnson Controls, Inc. ................        60,962
   1,623            TRW Inc. ..............................        63,362
   1,182            Visteon Corp. .........................        17,021
                                                              -----------
                                                                  312,133
                                                              -----------
                    Beverages: Alcoholic (0.5%)

  10,431            Anheuser-Busch Companies, Inc. ........       455,835
     494            Brown-Forman Corp. (Class B) ..........        31,369
     398            Coors (Adolph) Co. (Class B) ..........        26,646
                                                              -----------
                                                                  513,850
                                                              -----------
                    Beverages: Non-Alcoholic (1.6%)

  19,574            Coca-Cola Co. .........................     1,038,009
   3,567            Coca-Cola Enterprises Inc. ............        80,971
  15,476            PepsiCo, Inc. .........................       713,134
                                                              -----------
                                                                1,832,114
                                                              -----------
                    Biotechnology (1.0%)

  12,673            Amgen Inc.* ...........................       913,248
   1,109            Biogen, Inc.* .........................        79,363
   2,480            MedImmune, Inc.* ......................       108,345
                                                              -----------
                                                                1,100,956
                                                              -----------
                    Broadcasting (0.4%)
   6,586            Clear Channel Communications,
                    Inc.* .................................       376,390
   3,350            Univision Communications, Inc.
                    (Class A)* ............................       110,550
                                                              -----------
                                                                  486,940
                                                              -----------
                    Building Products (0.1%)

   5,507            Masco Corp. ...........................       128,699
                                                              -----------
                    Cable/Satellite TV (0.4%)

  10,296            Comcast Corp. (Class A Special)* ......       445,945
                                                              -----------
                    Casino/Gaming (0.0%)

   1,514            Harrah's Entertainment, Inc.* .........        46,964
                                                              -----------
                    Chemicals: Major Diversified (0.6%)
   4,875            Dow Chemical Co. (The) ................       159,949
   8,831            Du Pont (E.I.) de Nemours & Co.,
                    Inc. ..................................       385,826
     742            Eastman Chemical Co. ..................        38,176
   1,477            Hercules Inc.* ........................        20,796
   1,765            Rohm & Haas Co. .......................        64,864
                                                              -----------
                                                                  669,611
                                                              -----------





                       See Notes to Financial Statements

MORGAN STANLEY DEAN WITTER S&P 500 SELECT FUND
PORTFOLIO OF INVESTMENTS February 28, 2001, continued




    NUMBER OF
      SHARES                                                           VALUE
-----------------                                               ----------------
                    Chemicals: Specialty (0.2%)

   2,065            Air Products & Chemicals, Inc. ..........   $    83,736
     903            Engelhard Corp. .........................        21,609
     280            FMC Corp.* ..............................        21,493
   1,894            Praxair, Inc. ...........................        84,472
                                                                -----------
                                                                    211,310
                                                                -----------
                    Commercial Printing/Forms (0.0%)

   1,291            Deluxe Corp. ............................        31,436
                                                                -----------
                    Computer Communications (1.7%)

   2,336            Avaya Inc.* .............................        32,704
   1,436            Cabletron Systems, Inc.* ................        19,314
  78,717            Cisco Systems, Inc.* ....................     1,864,609
                                                                -----------
                                                                  1,916,627
                                                                -----------
                    Computer Peripherals (1.2%)

  25,032            EMC Corp.* ..............................       995,272
   1,006            Lexmark International, Inc. * ...........        52,312
     921            McData Corp. (Class A)* .................        16,469
   3,605            Network Appliance, Inc.* ................       107,249
   1,022            QLogic Corp.* ...........................        38,197
   1,670            Symbol Technologies, Inc. ...............        77,404
                                                                -----------
                                                                  1,286,903
                                                                -----------
                    Computer Processing
                    Hardware (3.3%)

  15,494            Compaq Computer Corp. ...................       312,979
  27,764            Dell Computer Corp.* ....................       607,337
   3,480            Gateway, Inc.* ..........................        59,856
  18,104            Hewlett-Packard Co. .....................       522,300
  14,038            International Business Machines
                    Corp. ...................................     1,402,396
     996            NCR Corp.* ..............................        43,824
   6,529            Palm, Inc.* .............................       113,441
  29,011            Sun Microsystems, Inc.* .................       576,594
                                                                -----------
                                                                  3,638,727
                                                                -----------
                    Construction Materials (0.0%)

     700            Vulcan Materials Co. ....................        29,631
                                                                -----------
                    Consumer Sundries (0.0%)

     425            American Greetings Corp. (Class A) ......         5,550
                                                                -----------
                    Containers/Packaging (0.1%)

     851            Ball Corp. ..............................        35,231
     434            Bemis Company, Inc. .....................        14,765
     895            Pactiv Corp.* ...........................        12,038
     779            Sealed Air Corp.* .......................        30,498
     649            Temple-Inland, Inc. .....................        30,886
                                                                -----------
                                                                    123,418
                                                                -----------

    NUMBER OF
      SHARES                                                           VALUE
-----------------                                               ----------------
                    Contract Drilling (0.3%)

   1,636            Nabors Industries, Inc.* ................   $    92,761
   1,501            Noble Drilling Corp.* ...................        69,872
   1,117            Rowan Companies, Inc.* ..................        31,890
   2,406            Transocean Sedco Forex Inc. .............       115,801
                                                                -----------
                                                                    310,324
                                                                -----------
                    Data Processing Services (0.7%)

   4,948            Automatic Data Processing, Inc. .........       291,932
   1,728            Ceridian Corp.* .........................        34,957
   4,662            First Data Corp. ........................       287,925
   2,884            Paychex, Inc. ...........................       115,180
                                                                -----------
                                                                    729,994
                                                                -----------
                    Department Stores (0.4%)

   1,786            Federated Department Stores, Inc.* ......        86,353
   4,384            Kohl's Corp.* ...........................       288,949
   2,927            May Department Stores Co. ...............       115,880
                                                                -----------
                                                                    491,182
                                                                -----------
                    Discount Stores (2.2%)

     817            Consolidated Stores Corp.* ..............        12,672
   3,522            Dollar General Corp. ....................        65,509
  10,606            Target Corp. ............................       413,634
  39,705            Wal-Mart Stores, Inc. ...................     1,988,823
                                                                -----------
                                                                  2,480,638
                                                                -----------
                    Drugstore Chains (0.6%)

   4,475            CVS Corp. ...............................       272,975
   8,048            Walgreen Co. ............................       356,687
                                                                -----------
                                                                    629,662
                                                                -----------
                    Electric Utilities (2.0%)

   1,595            Allegheny Energy, Inc. ..................        75,683
   1,555            CMS Energy Corp. ........................        45,950
   1,999            Constellation Energy Group, Inc. ........        85,357
   3,254            Dominion Resources, Inc. ................       213,332
   1,467            DTE Energy Co. ..........................        53,267
   8,678            Duke Energy Corp. .......................       353,628
   3,614            Edison International ....................        53,849
   3,257            Entergy Corp. ...........................       126,469
   4,773            Exelon Corp. ............................       312,011
   3,436            PG & E Corp.* ...........................        47,967
     943            Pinnacle West Capital Corp. .............        43,802
   1,814            PPL Corp. ...............................        82,882
   2,396            Public Service Enterprise Group, Inc.           107,365
   3,348            Reliant Energy, Inc. ....................       140,649
   7,043            Southern Co. (The) ......................       217,981
   2,988            TXU Corp. ...............................       123,225
   3,726            Xcel Energy, Inc. .......................       105,073
                                                                -----------
                                                                  2,188,490
                                                                -----------



                       See Notes to Financial Statements
                                       32

MORGAN STANLEY DEAN WITTER S&P 500 SELECT FUND
PORTFOLIO OF INVESTMENTS February 28, 2001, continued



    NUMBER OF
      SHARES                                                            VALUE
-----------------                                                ---------------
                    Electrical Products (0.4%)

    794             Cooper Industries, Inc. ..................   $    34,142
  4,944             Emerson Electric Co. .....................       330,754
  2,190             Molex Inc. ...............................        79,524
    462             National Service Industries, Inc. ........        11,167
    793             Power-One, Inc.* .........................        14,076
                                                                 -----------
                                                                     469,663
                                                                 -----------
                    Electronic Components (0.3%)

  2,502             Jabil Circuit, Inc.* .....................        56,245
  3,439             Sanmina Corp.* ...........................       102,525
  6,934             Solectron Corp.* .........................       188,951
                                                                 -----------
                                                                     347,721
                                                                 -----------
                    Electronic Equipment/
                    Instruments (0.6%)

  5,239             Agilent Technologies, Inc.* ..............       188,604
15,583              JDS Uniphase Corp.* ......................       416,845
   597              PerkinElmer, Inc. ........................        43,712
 1,174              Tektronix, Inc.* .........................        28,986
                                                                 -----------
                                                                     678,147
                                                                 -----------
                    Electronic Production
                    Equipment (0.3%)

 5,992              Applied Materials, Inc.* .................       253,162
 1,438              KLA-Tencor Corp.* ........................        51,408
   759              Novellus Systems, Inc.* ..................        29,316
                                                                 -----------
                                                                     333,886
                                                                 -----------
                    Electronics/Appliance Stores (0.2%)

 2,584              Best Buy Co., Inc.* ......................       105,841
 2,379              RadioShack Corp. .........................       101,821
                                                                 -----------
                                                                     207,662
                                                                 -----------
                    Electronics/Appliances (0.0%)

   547              Whirlpool Corp. ..........................        28,920
                                                                 -----------
                    Engineering & Construction (0.0%)

   520              Flour Corp.* .............................        19,822
                                                                 -----------
                    Environmental Services (0.1%)

 1,017              Allied Waste Industries, Inc.* ...........        16,425
 4,797              Waste Management, Inc. ...................       121,700
                                                                 -----------
                                                                     138,125
                                                                 -----------
                    Finance/Rental/Leasing (2.3%)

 2,321              Capital One Financial Corp. ..............       128,235
 2,245              CIT Group, Inc. (The) (Series A) .........        51,859
   680              Countrywide Credit Industries, Inc. ......        30,076
12,818              Fannie Mae ...............................     1,021,595
 8,802              Freddie Mac ..............................       579,612
 4,059              Household International, Inc. ............       235,097
 9,034              MBNA Corp. ...............................       297,038
 3,369              Providian Financial Corp. ................       168,484


    NUMBER OF
      SHARES                                                            VALUE

-----------------                                                --------------
   507              Ryder System, Inc. .......................   $    10,404
 1,458              USA Education Inc. .......................       105,749
                                                                 -----------
                                                                   2,628,149
                                                                 -----------
                    Financial Conglomerates (4.2%)

12,164              American Express Co. .....................       533,756
62,245              Citigroup, Inc. ..........................     3,061,209
22,976              J.P. Morgan Chase & Co. ..................     1,072,060
                                                                 -----------
                                                                   4,667,025
                                                                 -----------
                    Financial Publishing/Services (0.2%)
 1,657              Equifax, Inc. ............................        50,224
 2,721              McGraw-Hill Companies, Inc.

                    (The) ....................................       160,430
 1,995              Moody's Corp. ............................        53,785
                                                                 -----------
                                                                     264,439
                                                                 -----------
                    Food Distributors (0.1%)

   878              Supervalu, Inc. ..........................        12,318
 5,434              SYSCO Corp. ..............................       148,131
                                                                 -----------
                                                                     160,449
                                                                 -----------
                    Food Retail (0.6%)

10,551              Kroger Co.* ..............................       255,756
 6,695              Safeway Inc.* ............................       363,605
                                                                 -----------
                                                                     619,361
                                                                 -----------
                    Food: Major Diversified (1.0%)

 4,404              General Mills, Inc. ......................       197,519
 3,689              Heinz (H.J.) Co. .........................       157,078
 3,847              Quaker Oats Company (The) ................       375,159
 4,514              Ralston-Ralston Purina Group .............       140,747
10,568              Sara Lee Corp. ...........................       229,220
                                                                 -----------
                                                                   1,099,723
                                                                 -----------
                    Food: Meat/Fish/Dairy (0.1%)

 6,145              ConAgra, Inc. ............................       120,934
                                                                 -----------
                    Food: Specialty/Candy (0.2%)

 1,427              Hershey Foods Corp. ......................        91,456
 1,321              Wrigley (Wm.) Jr. Co. ....................       123,012
                                                                 -----------
                                                                     214,468

                                                                 -----------
                    Forest Products (0.1%)

 2,092              Weyerhaeuser Co. .........................       112,424
                                                                 -----------
                    Gas Distributors (0.1%)

 1,148              KeySpan Corp. ............................        44,715
   275              Nicor Inc. ...............................        10,175
 1,729              NiSource Inc. ............................        49,501
   314              ONEOK, Inc. ..............................        13,800
   372              Peoples Energy Corp. .....................        14,564
 1,418              Sempra Energy ............................        31,692
                                                                 -----------
                                                                     164,447
                                                                 -----------



                       See Notes to Financial Statements
                                       33

MORGAN STANLEY DEAN WITTER S&P 500 SELECT FUND
PORTFOLIO OF INVESTMENTS February 28, 2001, continued




    NUMBER OF
      SHARES                                                               VALUE
-----------------                                                   ------------
                    Home Building (0.0%)

     698            Centex Corp. ................................   $    28,730
     405            KB HOME .....................................        11,320
     315            Pulte Corp. .................................        10,820
                                                                    -----------
                                                                         50,870
                                                                    -----------
                    Home Furnishings (0.1%)

   3,356            Leggett & Platt, Inc. .......................        64,905
                                                                    -----------
                    Home Improvement Chains (0.9%)

  18,138            Lowe's Companies, Inc. ......................     1,013,551
                                                                    -----------
                    Hospital/Nursing
                    Management (0.4%)

   6,483            HCA-The Healthcare Corp. ....................       256,727
   3,598            Tenet Healthcare Corp.* .....................       165,976
                                                                    -----------
                                                                        422,703
                                                                    -----------
                    Hotels/Resorts/Cruiselines (0.4%)

   7,337            Carnival Corp. ..............................       244,616
   2,560            Marriott International, Inc. (Class A) ......       109,261
   2,455            Starwood Hotels & Resorts
                    Worldwide, Inc. .............................        85,679
                                                                    -----------
                                                                        439,556
                                                                    -----------
                    Household/Personal Care (1.7%)

     560            Alberto-Culver Co. (Class B) ................        22,434
   2,816            Avon Products, Inc. .........................       119,567
   1,238            Clorox Co. ..................................        44,518
   4,019            Colgate-Palmolive Co. .......................       237,322
   8,249            Gillette Co. ................................       268,175
     825            International Flavors &

                    Fragrances, Inc. ............................        16,673
   6,439            Kimberly-Clark Corp. ........................       460,388
  10,708            Procter & Gamble Co. (The) ..................       754,914
                                                                    -----------
                                                                      1,923,991
                                                                    -----------
                    Industrial Conglomerates (6.7%)

115,446             General Electric Co.** ......................     5,368,239
  6,343             Honeywell International, Inc. ...............       296,282
    920             ITT Industries, Inc. ........................        37,306
  3,138             Minnesota Mining &
                    Manufacturing Co. ...........................       353,810
 19,340             Tyco International Ltd. (Bermuda)                 1,056,931
  5,377             United Technologies Corp. ...................       418,922
                                                                    -----------
                                                                      7,531,490
                                                                    -----------
                    Industrial Machinery (0.3%)

  3,166             Illinois Tool Works Inc. ....................       191,701
  1,398             Ingersoll-Rand Co. ..........................        60,603
  1,442             Parker-Hannifin Corp. .......................        62,049
                                                                    -----------
                                                                        314,353
                                                                    -----------

    NUMBER OF
      SHARES                                                               VALUE
-----------------                                                   ------------
                    Industrial Specialties (0.3%)

  1,433             Ecolab, Inc. ................................   $    60,114
    428             Millipore Corp. .............................        22,470
  1,311             PPG Industries, Inc. ........................        66,992
  7,947             Sherwin-Williams Co. ........................       199,470
                                                                    -----------
                                                                        349,046
                                                                    -----------
                    Information Technology
                    Services (0.5%)

  1,720             Computer Sciences Corp.* ....................       102,701
  4,127             Electronic Data Systems Corp. ...............       263,426
  2,946             PeopleSoft, Inc.* ...........................        95,009
  1,164             Sapient Corp.* ..............................        14,987
  2,646             Unisys Corp.* ...............................        43,341
                                                                    -----------
                                                                        519,464
                                                                    -----------
                    Insurance Brokers/Services (0.3%)
  3,611             Marsh & McLennan Companies,
                     Inc. .......................................       386,377
                                                                    -----------
                    Integrated Oil (4.0%)

    744             Amerada Hess Corp. ..........................        53,568
  6,931             Chevron Corp. ...............................       593,709
  5,041             Conoco, Inc. (Class B) ......................       145,181
 27,558             Exxon Mobil Corp. ...........................     2,233,576
  1,987             Phillips Petroleum Co. ......................       105,927
 16,926             Royal Dutch Petroleum Co. (ADR)
                     (Netherlands) ..............................       987,294
  5,766             Texaco, Inc. ................................       369,601
                                                                    -----------
                                                                      4,488,856
                                                                    -----------
                    Internet Software/Services (0.2%)

  3,113             BroadVision, Inc.* ..........................        22,569
  4,903             Siebel Systems, Inc.* .......................       187,540
  2,252             Yahoo! Inc.* ................................        53,626
                                                                    -----------
                                                                        263,735
                                                                    -----------
                    Investment Banks/Brokers (1.0%)
    955             Bear Stearns Companies, Inc.
                     (The) ......................................        49,832
  3,080             Lehman Brothers Holdings, Inc. ..............       211,442
 10,269             Merrill Lynch & Co., Inc. ...................       615,113
 13,592             Schwab (Charles) Corp. ......................       284,073
                                                                    -----------
                                                                      1,160,460
                                                                    -----------
                    Investment Managers (0.1%)

  2,940             Stilwell Financial, Inc. ....................        93,786
  1,205             T. Rowe Price Group Inc. ....................        43,003
                                                                    -----------
                                                                        136,789
                                                                    -----------
                    Life/Health Insurance (0.6%)

  2,177             AFLAC, Inc. .................................       130,968
  3,042             American General Corp. ......................       231,922



                       See Notes to Financial Statements
                                       34

MORGAN STANLEY DEAN WITTER S&P 500 SELECT FUND
PORTFOLIO OF INVESTMENTS February 28, 2001, continued



    NUMBER OF
      SHARES                                                           VALUE
-----------------                                               ----------------
    912             Jefferson-Pilot Corp. ...................   $    61,569
  1,535             Lincoln National Corp. ..................        67,340
  3,020             MetLife, Inc. ...........................        93,167
    801             Torchmark Corp. .........................        27,859
  1,857             UnumProvident Corp. .....................        48,598
                                                                -----------
                                                                    661,423
                                                                -----------
                    Major Banks (4.0%)

  7,945             Bank of America Corp. ...................       396,853
10,149              Bank of New York Co., Inc. ..............       525,515
11,798              Bank One Corp. ..........................       416,115
 4,207              BB&T Corp. ..............................       151,999
 1,785              Comerica, Inc. ..........................       113,615
12,489              FleetBoston Financial Corp. .............       515,171
 6,866              Mellon Financial Corp. ..................       317,964
 3,831              PNC Financial Services Group, Inc. ......       266,255
 1,709              SouthTrust Corp. ........................        72,312
 3,127              SunTrust Banks, Inc. ....................       205,538
19,780              U.S. Bancorp ............................       458,893
21,261              Wells Fargo & Co. .......................     1,055,396
                                                                -----------
                                                                  4,495,626
                                                                -----------
                    Major Telecommunications (4.3%)

 3,622              ALLTEL Corp. ............................       194,501
14,725              BellSouth Corp. .........................       617,861
38,911              SBC Communications, Inc. ................     1,856,055
27,850              Sprint Corp. (FON Group) ................       622,726
30,457              Verizon Communications Inc. .............     1,507,622
                                                                -----------
                                                                  4,798,765
                                                                -----------
                    Managed Health Care (0.5%)

 1,872              CIGNA Corp. .............................       205,302
 4,991              UnitedHealth Group Inc. .................       295,617
 1,013              Wellpoint Health Networks, Inc.* ........       100,135
                                                                -----------
                                                                    601,054
                                                                -----------
                    Media Conglomerates (3.5%)

51,480              AOL Time Warner Inc.* ...................     2,266,664
25,417              Disney (Walt) Co. (The) .................       786,656
17,191              Viacom, Inc. (Class B)
                    (Non-Voting)* ...........................       854,393
                                                                -----------
                                                                  3,907,713
                                                                -----------
                    Medical Distributors (0.4%)

 3,252              Cardinal Health, Inc. ...................       330,078
 3,212              McKesson HBOC, Inc. .....................        93,405
                                                                -----------
                                                                    423,483
                                                                -----------
                    Medical Specialties (1.8%)

 2,772              ALZA Corp. * ............................       109,633
 2,609              Applera Corp. - Applied
                    Biosystems Group ........................       180,282

    NUMBER OF
      SHARES                                                           VALUE
-----------------                                               ----------------
   414              Bard (C.R.), Inc. .......................   $    18,369
 3,678              Baxter International, Inc. ..............       338,707
 1,978              Biomet, Inc. ............................        76,771
 3,717              Guidant Corp.* ..........................       189,455
17,437              Medtronic, Inc. .........................       892,426
 1,133              Pall Corp. ..............................        25,912
 1,004              St. Jude Medical, Inc.* .................        56,344
 2,190              Stryker Corp. ...........................       122,969
                                                                -----------
                                                                  2,010,868
                                                                -----------
                    Miscellaneous Commercial
                    Services (0.1%)

 1,850              Convergys Corp.* ........................        78,366
 1,676              Sabre Holdings Corp.* ...................        72,269
                                                                -----------
                                                                    150,635
                                                                -----------
                    Miscellaneous Manufacturing (0.2%)

   312              Crane Co. ...............................         8,315
 1,729              Danaher Corp. ...........................       109,688
 1,667              Dover Corp. .............................        63,946
 1,369              Thermo Electron Corp.* ..................        38,195
                                                                -----------
                                                                    220,144
                                                                -----------
                    Motor Vehicles (0.7%)

20,660              Ford Motor Co. ..........................       574,555
 4,670              Harley-Davidson, Inc. ...................       202,445
                                                                -----------
                                                                    777,000
                                                                -----------
                    Multi-Line Insurance (2.2%)

26,661              American International Group, Inc.            2,180,870
 2,660              Hartford Financial Services
                    Group, Inc. (The) .......................       169,841
   845              Loews Corp. .............................        91,826
                                                                -----------
                                                                  2,442,537
                                                                -----------
                    Office Equipment/Supplies (0.1%)

 1,484              Avery Dennison Corp. ....................        78,652
 2,066              Pitney Bowes, Inc. ......................        70,347
                                                                -----------
                                                                    148,999
                                                                -----------
                    Oil & Gas Pipelines (1.2%)

 3,476              Dynegy, Inc. (Class A) ..................       163,372
 5,581              El Paso Energy Corp. ....................       392,344
 8,560              Enron Corp. .............................       586,360
 5,307              Williams Companies, Inc. (The) ..........       221,302
                                                                -----------
                                                                  1,363,378
                                                                -----------
                    Oil & Gas Production (0.8%)

 2,605              Anardarko Petroleum Corp. ...............       162,813
 1,293              Apache Corp. ............................        75,899
 2,183              Burlington Resources, Inc. ..............        98,104
 1,382              Devon Energy Corp. ......................        78,774
 1,426              EOG Resources, Inc. .....................        62,174



                       See Notes to Financial Statements
                                       35

MORGAN STANLEY DEAN WITTER S&P 500 SELECT FUND
PORTFOLIO OF INVESTMENTS February 28, 2001, continued




   NUMBER OF
     SHARES                                                          VALUE
---------------                                               ------------------

   1,110          Kerr-McGee Corp. ........................   $    71,750
  10,952          Occidental Petroleum Corp. ..............       262,738
   2,047          Unocal Corp. ............................        72,177
                                                              -----------
                                                                  884,429
                                                              -----------
                  Oil Refining/Marketing (0.2%)

     574          Ashland, Inc. ...........................        22,277
     892          Sunoco, Inc. ............................        29,650
   1,477          Tosco Corp. .............................        59,154
   2,790          USX-Marathon Group ......................        77,060
                                                              -----------
                                                                  188,141
                                                              -----------
                  Oilfield Services/Equipment (0.6%)

   3,901          Baker Hughes Inc. .......................       152,919
   4,989          Halliburton Co. .........................       198,662
   4,525          Schlumberger Ltd. .......................       288,469
                                                              -----------
                                                                  640,050
                                                              -----------
                  Other Consumer Services (0.1%)

     822          Block (H.&R.), Inc. .....................        40,525
   7,594          Cendant Corp.* ..........................        99,330
                                                              -----------
                                                                  139,855
                                                              -----------
                  Other Consumer Specialties (0.1%)

   3,557          Fortune Brands, Inc. ....................       120,155
                                                              -----------
                  Other Metals/Minerals (0.1%)

   1,768          Inco Ltd. (Canada)* .....................        31,630
     539          Phelps Dodge Corp. ......................        24,794
                                                              -----------
                                                                   56,424
                                                              -----------
                  Packaged Software (4.7%)

   2,763          Adobe Systems, Inc. .....................        80,300
     420          Autodesk, Inc. ..........................        16,013
   2,515          Intuit Inc.* ............................       103,429
     958          Mercury Interactive Corp.* ..............        60,294
  57,717          Microsoft Corp.* ........................     3,405,303
  61,796          Oracle Corp.* ...........................     1,174,124
   2,514          Parametric Technology Corp.* ............        33,468
   5,590          Veritas Software Corp.* .................       363,001
                                                              -----------
                                                                5,235,932
                                                              -----------
                  Pharmaceuticals: Generic
                  Drugs (0.1%)

   1,211          Watson Pharmaceuticals, Inc.* ...........        67,211
                                                              -----------
                  Pharmaceuticals: Major (9.1%)

  17,785          Abbott Laboratories .....................       871,287
  10,233          American Home Products Corp. ............       632,092
  17,225          Bristol-Myers Squibb Co. ................     1,092,237
  11,040          Johnson & Johnson .......................     1,074,523
   8,901          Lilly (Eli) & Co. .......................       707,273
  18,181          Merck & Co., Inc. .......................     1,458,116
  70,426          Pfizer, Inc. ............................     3,169,170


   NUMBER OF
     SHARES                                                          VALUE
---------------                                               ------------------
  13,793          Pharmacia Corp. .........................   $   713,098
  11,617          Schering-Plough Corp. ...................       467,584
                                                              -----------
                                                               10,185,380
                                                              -----------
                  Pharmaceuticals: Other (0.3%)

   1,434          Allergan, Inc. ..........................       124,686
   2,204          Forest Laboratories, Inc.* ..............       153,244
   1,915          King Pharmaceuticals, Inc.* .............        87,899
                                                              -----------
                                                                  365,829
                                                              -----------
                  Precious Metals (0.1%)

   4,648          Barrick Gold Corp. (Canada) .............        75,298
   1,266          Freeport-McMoRan Copper &
                  Gold, Inc. (Class B)* ...................        17,787
   2,185          Newmont Mining Corp. ....................        36,817
   2,747          Placer Dome Inc. (Canada) ...............        25,739
                                                              -----------
                                                                  155,641
                                                              -----------
                  Property - Casualty Insurers (0.6%)
   8,539          Allstate Corp. (The) ....................       340,365
   1,397          Chubb Corp. (The) .......................       100,235
   1,321          Cincinnati Financial Corp. ..............        48,629
     556          Progressive Corp. .......................        55,044
   2,562          St. Paul Companies, Inc. ................       118,595
                                                              -----------
                                                                  662,868
                                                              -----------
                  Publishing: Books/Magazines (0.0%)

     289          Meredith Corp. ..........................        10,387
                                                              -----------
                  Publishing: Newspapers (0.4%)

     556          Dow Jones & Co., Inc. ...................        34,250
   2,821          Gannett Co., Inc. .......................       186,581
     620          Knight-Ridder, Inc. .....................        37,045
   1,953          New York Times Co. (The) (Class A) ......        86,323
   2,363          Tribune Co. .............................        95,938
                                                              -----------
                                                                  440,137
                                                              -----------
                  Pulp & Paper (0.3%)

     383          Boise Cascade Corp. .....................        12,287
   1,695          Georgia-Pacific Corp. ...................        50,867
   5,653          International Paper Co. .................       212,892
     693          Mead Corp. ..............................        18,981
     827          Westvaco Corp. ..........................        21,676
   1,183          Willamette Industries, Inc. .............        54,986
                                                              -----------
                                                                  371,689
                                                              -----------
                  Railroads (0.3%)
   3,362          Burlington Northern Santa Fe
                  Corp. ...................................       100,894
   2,181          CSX Corp. ...............................        72,933
   2,057          Union Pacific Corp. .....................       113,012
                                                              -----------
                                                                  286,839
                                                              -----------



                       See Notes to Financial Statements
                                       36

MORGAN STANLEY DEAN WITTER S&P 500 SELECT FUND
PORTFOLIO OF INVESTMENTS FEBRUARY 28, 2001, CONTINUED



    NUMBER OF
      SHARES                                                         VALUE
-----------------                                             ------------------
                    Recreational Products (0.0%)

      723           Brunswick Corp. .......................   $    15,393
                                                              -----------
                    Regional Banks (0.3%)

  4,666             Fifth Third Bancorp ...................       251,089
  1,261             Union Planters Corp. ..................        47,994
                                                              -----------
                                                                  299,083
                                                              -----------
                    Restaurants (0.5%)

    794             Darden Restaurants, Inc. ..............        17,254
15,197              McDonald's Corp. ......................       446,792
 1,484              Starbucks Corp.* ......................        70,676
 1,017              Tricon Global Restaurants, Inc.* ......        39,155
 1,192              Wendy's International, Inc. ...........        29,502
                                                              -----------
                                                                  603,379
                                                              -----------
                    Savings Banks (0.4%)

 1,754              Charter One Financial, Inc. ...........        50,094
 1,307              Golden West Financial Corp. ...........        71,689
 6,362              Washington Mutual, Inc. ...............       326,816
                                                              -----------
                                                                  448,599
                                                              -----------
                    Semiconductors (3.1%)

 2,528              Advanced Micro Devices, Inc.* .........        54,352
 3,400              Altera Corp.* .........................        78,625
 4,131              Analog Devices, Inc.* .................       154,086
 2,361              Broadcom Corp. (Class A)* .............       116,279
 2,239              Conexant Systems, Inc.* ...............        27,428
72,095              Intel Corp. ...........................     2,059,213
 3,302              Linear Technology Corp. ...............       130,842
 2,528              LSI Logic Corp.* ......................        40,726
 2,449              Maxim Integrated Products, Inc.*.......       112,960
 3,808              Micron Technology, Inc.* ..............       130,310
13,740              Texas Instruments, Inc. ...............       406,017
 1,994              Vitesse Semiconductor Corp.* ..........        78,638
 2,939              Xilinx, Inc.* .........................       114,254
                                                              -----------
                                                                3,503,730
                                                              -----------
                    Services to the Health
                    Industry (0.2%)

 5,726              Healthsouth Corp.* ....................        91,158
 3,618              IMS Health Inc. .......................        97,324
                                                              -----------
                                                                  188,482
                                                              -----------
                    Specialty Insurance (0.2%)

 1,352              Ambac Financial Group, Inc. ...........        76,253
 1,126              MBIA, Inc. ............................        85,553
   895              MGIC Investment Corp. .................        51,865
                                                              -----------
                                                                  213,671
                                                              -----------
                    Specialty Stores (0.2%)

 1,462              AutoZone, Inc.* .......................        36,930
 3,344              Bed Bath & Beyond Inc.* ...............        82,346


    NUMBER OF
      SHARES                                                         VALUE
-----------------                                             ------------------
 6,117              Staples, Inc.* ........................   $    90,990
 1,504              Tiffany & Co. .........................        46,789
                                                              -----------
                                                                  257,055
                                                              -----------
                    Specialty Telecommunications (1.2%)
 1,544              CenturyTel, Inc. ......................        44,498
31,129              Global Crossing Ltd. (Bermuda)* .......       505,224
21,709              Qwest Communications
                    International, Inc.* ..................       802,582
                                                              -----------
                                                                1,352,304
                                                              -----------
                    Steel (0.1%)

   473              Allegheny Technologies Inc. ...........         8,382
   832              Nucor Corp. ...........................        36,774
   931              USX-U.S. Steel Group ..................        14,188
 1,014              Worthington Industries, Inc. ..........         9,988
                                                              -----------
                                                                   69,332
                                                              -----------
                    Telecommunication
                     Equipment (2.1%)

10,420              ADC Telecommunications, Inc.* .........       115,923
 1,329              Andrew Corp.* .........................        19,935
 2,244              Comverse Technology, Inc.* ............       168,160
12,147              Corning Inc. ..........................       329,184
42,101              Nortel Networks Corp. (Canada) ........       778,447
10,624              QUALCOMM Inc.* ........................       582,328
 2,275              Scientific-Atlanta, Inc. ..............       106,698
 5,665              Tellabs, Inc.* ........................       246,782
                                                              -----------
                                                                2,347,457
                                                              -----------
                    Tobacco (0.8%)

18,713              Philip Morris Companies, Inc. .........       901,592
                                                              -----------
                    Tools/Hardware (0.1%)

   657              Black & Decker Corp. ..................        27,272
   638              Snap-On, Inc. .........................        18,055
   733              Stanley Works .........................        25,508
                                                              -----------
                                                                   70,835
                                                              -----------
                    Trucks/Construction/Farm
                    Machinery (0.2%)

 2,958              Caterpillar, Inc. .....................       123,053
 1,744              Cummins Engine Co., Inc. ..............        64,441
 1,925              Deere & Co. ...........................        78,348
                                                              -----------
                                                                  265,842
                                                              -----------
                    Wireless Communications (0.4%)
 8,877              Nextel Communications, Inc.

                    (Class A)* ............................       213,603
10,633              Sprint Corp. (PCS Group)* .............       267,739
                                                              -----------
                                                                  481,342
                                                              -----------
                    TOTAL COMMON STOCKS AND WARRANTS

                    (Cost $95,910,042) ....................   107,209,875
                                                              -----------



                       See Notes to Financial Statements
                                       37

MORGAN STANLEY DEAN WITTER S&P 500 SELECT FUND
PORTFOLIO OF INVESTMENTS February 28, 2001, continued



 PRINCIPAL
 AMOUNT IN
 THOUSANDS                                      VALUE
-----------   ----------------------------------------------
              SHORT-TERM INVESTMENT (4.2%)
              REPURCHASE AGREEMENT
$  4,705      Joint repurchase agreement
               account 5.46% due 03/01/01
               (dated 02/28/01; proceeds
               $4,705,714) (a)
               (Cost $4,705,000) ..........  $  4,705,000
                                             ------------





TOTAL INVESTMENTS
(Cost $100,615,042)(b) .........       99.9%     111,914,875
OTHER ASSETS IN EXCESS OF
LIABILITIES ....................        0.1           71,936
                                      -----     ------------
NET ASSETS .....................      100.0%    $111,986,811
                                      =====     ============





--------------------------------
ADR   American Depository Receipt.
*     Non-income producing security.
** A portion of this security is segregated in connection with open futures contracts.
(a)   Collateralized by Federal Agency and U.S. Treasury obligations.
(b) The aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross unrealized appreciation is $18,574,536 and the aggregate gross unrealized depreciation is $7,274,703, resulting in net unrealized appreciation of $11,299,833.

FUTURES CONTRACTS OPEN AT FEBRUARY 28, 2001:





                                    UNDERLYING
                 DESCRIPTION,          FACE
 NUMBER OF     DELIVERY MONTH,        AMOUNT        UNREALIZED
 CONTRACTS         AND YEAR          AT VALUE          LOSS

-----------   -----------------   -------------   --------------

     15        S&P 500 Index      $4,657,500      $(399,135)
                 March/2001                       ==========





                       See Notes to Financial Statements
                                       38

MORGAN STANLEY DEAN WITTER S&P 500 SELECT FUND
FINANCIAL STATEMENTS





STATEMENT OF ASSETS AND LIABILITIES
February 28, 2001





ASSETS:
Investments in securities, at value
   (cost $100,615,042)..........................    $111,914,875
Receivable for:
     Shares of beneficial interest sold ........         188,907
     Dividends .................................         123,308
Prepaid expenses and other assets ..............          46,991
                                                    ------------
    TOTAL ASSETS ...............................     112,274,081
                                                    ------------
LIABILITIES:
Payable for :

  Plan of distribution fee .....................          83,325
  Variation margin on futures contracts ........          82,875
  Investment management fee ....................          54,850
  Shares of beneficial interest repurchased.....          25,259
Accrued expenses and other payables ............          40,961
                                                    ------------
    TOTAL LIABILITIES ..........................         287,270
                                                    ------------
    NET ASSETS .................................    $111,986,811
                                                    ============
COMPOSITION OF NET ASSETS:

Paid-in-capital ................................    $106,452,080
Net unrealized appreciation ....................      10,900,698
Accumulated net realized loss ..................      (5,365,967)
                                                    ------------
    NET ASSETS .................................    $111,986,811
                                                    ============
CLASS A SHARES:

Net Assets .....................................    $  6,114,994
Shares Outstanding (unlimited authorized, $.01
   par value) ..................................         526,489
    NET ASSET VALUE PER SHARE ..................    $      11.61
                                                    ============
    MAXIMUM OFFERING PRICE PER SHARE,
     (net asset value plus 5.54% of net asset
        value) .................................    $      12.25
                                                    ============
CLASS B SHARES:

Net Assets .....................................    $ 92,711,671
Shares Outstanding (unlimited authorized, $.01
   par value) ..................................       8,119,726
    NET ASSET VALUE PER SHARE ..................    $      11.42
                                                    ============
CLASS C SHARES:

Net Assets .....................................    $  7,733,627
Shares Outstanding (unlimited authorized, $.01
   par value) ..................................         676,312
  NET ASSET VALUE PER SHARE ....................    $      11.43
                                                    ============
CLASS D SHARES:

Net Assets .....................................    $  5,426,519
Shares Outstanding (unlimited authorized, $.01
   par value) ..................................         464,815
  NET ASSET VALUE PER SHARE ....................    $      11.67
                                                    ============



STATEMENT OF OPERATIONS
For the year ended February 28, 2001


NET INVESTMENT LOSS:

INCOME

Dividends (net of $5,512 foreign withholding

   tax) ...........................................   $  1,235,116
Interest ..........................................        480,188
                                                      ------------
  TOTAL INCOME ....................................      1,715,304
                                                      ------------
EXPENSES

Plan of distribution fee (Class A shares) .........         12,341
Plan of distribution fee (Class B shares) .........      1,073,387
Plan of distribution fee (Class C shares) .........         73,518
Investment management fee .........................        742,059
Transfer agent fees and expenses ..................        147,767
Shareholder reports and notices ...................         72,430
Registration fees .................................         49,318
Professional fees .................................         47,683
Custodian fees ....................................         35,582
Trustees' fees and expenses .......................         11,067
Other .............................................         27,509
                                                      ------------
    TOTAL EXPENSES ................................      2,292,661
                                                      ------------
    NET INVESTMENT LOSS ...........................       (577,357)
                                                      ------------
NET REALIZED AND UNREALIZED LOSS:
Net realized loss on:

     Investments ..................................     (2,603,753)
     Futures contracts ............................     (1,286,720)
                                                      ------------
    NET LOSS ......................................     (3,890,473)
                                                      ------------
Net change in unrealized appreciation/depreciation on:

     Investments ..................................    (10,452,750)
     Futures contracts ............................       (186,893)
                                                      ------------
    NET DEPRECIATION ..............................    (10,639,643)
                                                      ------------
    NET LOSS ......................................    (14,530,116)
                                                      ------------
NET DECREASE ......................................   $(15,107,473)
                                                      ============

                       See Notes to Financial Statements
                                       39

MORGAN STANLEY DEAN WITTER S&P 500 SELECT FUND
FINANCIAL STATEMENTS, CONTINUED



STATEMENT OF CHANGES IN NET ASSETS





                                                                 FOR THE YEAR       FOR THE YEAR
                                                                    ENDED               ENDED
                                                              FEBRUARY 28, 2001   FEBRUARY 29, 2000
                                                             ------------------- ------------------
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment loss ........................................    $    (577,357)      $   (714,457)
Net realized loss ..........................................       (3,890,473)        (1,590,815)
Net change in unrealized appreciation/depreciation .........      (10,639,643)        13,055,695
                                                                -------------       ------------
   NET INCREASE (DECREASE) .................................      (15,107,473)        10,750,423
                                                                -------------       ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM NET REALIZED GAIN:

Class A shares .............................................           -                 (16,029)
Class B shares .............................................           -                (368,751)
Class C shares .............................................           -                 (29,852)
Class D shares .............................................           -                    (910)
                                                                -------------       ------------
   TOTAL DISTRIBUTIONS .....................................           -                (415,542)
                                                                -------------       ------------
Net increase from transactions in shares of
  beneficial interest ......................................        6,037,016         17,812,441
                                                                -------------       ------------
   NET INCREASE (DECREASE) .................................       (9,070,457)        28,147,322
NET ASSETS:
Beginning of period . ......................................      121,057,268         92,909,946
                                                                -------------       ------------
   END OF PERIOD ...........................................    $ 111,986,811       $121,057,268
                                                                =============       ============


                       See Notes to Financial Statements
                                       40

MORGAN STANLEY DEAN WITTER S&P 500 SELECT FUND
NOTES TO FINANCIAL STATEMENTS February 28, 2001





1. ORGANIZATION AND ACCOUNTING POLICIES

Morgan Stanley Dean Witter S&P 500 Select Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund's investment objective is to provide a total return (before expenses) that exceeds the total return of the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500 Index"). The Fund seeks to achieve its objective by investing, under normal circumstances, at least 80% of the value of its net assets in common stocks of selected companies included in the S&P 500 Index. The Fund was organized as a Massachusetts business trust on June 8, 1998 and commenced operations on September 28, 1998.

The Fund offers Class A shares, Class B shares, Class C shares and Class D shares. The four classes are substantially the same except that most Class A shares are subject to a sales charge imposed at the time of purchase and some Class A shares, and most Class B shares and Class C shares are subject to a contingent deferred sales charge imposed on shares redeemed within one year, six years and one year, respectively. Class D shares are not subject to a sales charge. Additionally, Class A shares, Class B shares and Class C shares incur distribution expenses.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- (1) an equity portfolio security listed or traded on the New York or American Stock Exchange, NASDAQ, or other exchange is valued at its latest sale price prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees); (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price; (3) when market quotations are not readily available, including circumstances under which it is determined by the Investment Manager that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees; and
(4) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

MORGAN STANLEY DEAN WITTER S&P 500 SELECT FUND
NOTES TO FINANCIAL STATEMENTS February 28, 2001, continued



B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date. Discounts are accreted over the life of the respective securities. Interest income is accrued daily.

C. JOINT REPURCHASE AGREEMENT ACCOUNT -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other affiliated entities managed by the Investment Manager, may transfer uninvested cash balances into one or more joint repurchase agreement accounts. These balances are invested in one or more repurchase agreements for cash, or U.S.

Treasury or Federal Agency obligations.

D. MULTIPLE CLASS ALLOCATIONS -- Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

E. FUTURES CONTRACTS -- A futures contract is an agreement between two parties to buy and sell financial instruments at a set price on a future date. Upon entering into such a contract, the Fund is required to pledge to the broker cash, U.S. Government securities or other liquid portfolio securities equal to the minimum initial margin requirements of the applicable futures exchange. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract, which is known as variation margin. Such receipts or payments are recorded by the Fund as unrealized gains or losses. Upon closing of the contract, the Fund realizes a gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

F. FEDERAL INCOME TAX STATUS -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

G. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes, are reported as distributions of paid-in-capital.

MORGAN STANLEY DEAN WITTER S&P 500 SELECT FUND
NOTES TO FINANCIAL STATEMENTS February 28, 2001, continued



2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement, the Fund pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the annual rate of 0.60% to the net assets of the Fund determined as of the close of each business day.

3. PLAN OF DISTRIBUTION

Shares of the Fund are distributed by Morgan Stanley Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act. The Plan provides that the Fund will pay the Distributor a fee which is accrued daily and paid monthly at the following annual rates: (i) Class A - up to 0.25% of the average daily net assets of Class A; (ii) Class B - 1.0% of the average daily net assets of Class B; and (iii) Class C - up to 1.0% of the average daily net assets of Class C.

In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by the Distributor but not yet recovered may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that such excess amounts, totaled $5,235,012 at February 28, 2001.

In the case of Class A shares and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.0% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales credit to Morgan Stanley Dean Witter Financial Advisors or other selected broker-dealer representatives may be reimbursed in the subsequent calendar year. For the year ended February 28, 2001, the distribution fee was accrued for Class A shares and Class C shares at the annual rate of 0.24% and 0.88%, respectively.

The Distributor has informed the Fund that for the year ended February 28, 2001, it received contingent deferred sales charges from certain redemptions of the Fund's Class A shares, Class B shares and Class C shares of $305, $300,922 and $8,961, respectively and received $11,119 in front-end sales charges from sales of the Fund's Class A shares. The respective shareholders pay such charges which are not an expense of the Fund.

MORGAN STANLEY DEAN WITTER S&P 500 SELECT FUND
NOTES TO FINANCIAL STATEMENTS February 28, 2001, continued



4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended February 28, 2001 aggregated $73,964,661 and $70,203,381, respectively.

Morgan Stanley Dean Witter Trust FSB, an affiliate of the Investment Manager and Distributor, is the Fund's transfer agent.

5. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest were as follows:




                                                  FOR THE YEAR                    FOR THE YEAR
                                                     ENDED                            ENDED
                                               FEBRUARY 28, 2001                FEBRUARY 29, 2000
                                        -------------------------------- -------------------------------
                                             SHARES          AMOUNT            SHARES          AMOUNT
                                        --------------- ----------------  --------------- ---------------
CLASS A SHARES
Sold ..................................       241,053    $   3,071,236          195,682    $   2,483,357
Reinvestment of distributions .........             -                -            1,113           14,063
Redeemed ..............................       (73,604)        (996,582)        (115,113)      (1,473,680)
                                              -------    -------------         --------    -------------
Net increase - Class A ................       167,449        2,074,654           81,682        1,023,740
                                              -------    -------------         --------    -------------
CLASS B SHARES
Sold ..................................     1,972,226       26,235,756        3,616,854       45,961,205
Reinvestment of distributions .........             -                -           26,589          334,485
Redeemed ..............................    (2,027,325)     (26,725,092)      (2,525,828)     (32,424,065)
                                           ----------    -------------       ----------    -------------
Net increase (decrease) - Class B .....       (55,099)        (489,336)       1,117,615       13,871,625
                                           ----------    -------------       ----------    -------------
CLASS C SHARES
Sold ..................................       249,030        3,256,227          379,260        4,809,371
Reinvestment of distributions .........             -                -            2,318           29,166
Redeemed ..............................      (276,303)      (3,673,596)        (223,405)      (2,877,016)
                                           ----------    -------------       ----------    -------------
Net increase (decrease) - Class C .....       (27,273)        (417,369)         158,173        1,961,521
                                           ----------    -------------       ----------    -------------
CLASS D SHARES
Sold ..................................       422,856        5,477,213           76,694        1,032,652
Reinvestment of distributions .........             -                -               54              685
Redeemed ..............................       (45,853)        (608,146)          (6,132)         (77,782)
                                           ----------    -------------       ----------    -------------
Net increase - Class D ................       377,003        4,869,067           70,616          955,555
                                           ----------    -------------       ----------    -------------
Net increase in Fund ..................       462,080    $   6,037,016        1,428,086    $  17,812,441
                                           ==========    =============       ==========    =============




6. FEDERAL INCOME TAX STATUS

At February 28, 2001, the Fund had a net capital loss carryover of approximately $1,798,000, of which $687,000 will be available through February 29, 2008 and $1,111,000 will be available through February 28, 2009 to offset future capital gains to the extent provided by regulations.

MORGAN STANLEY DEAN WITTER S&P 500 SELECT FUND
NOTES TO FINANCIAL STATEMENTS February 28, 2001, continued



Capital losses incurred after October 31 ("post-October" losses) within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. The Fund incurred and will elect to defer net capital losses of approximately $3,340,000 during fiscal 2001.

As of February 28, 2001, the Fund had temporary book/tax differences attributable to post-October losses, the mark-to-market of futures contracts and capital loss deferrals on wash sales and permanent book/tax difference attributable to a net operating loss. To reflect reclassifications arising from permanent differences, paid-in-capital was charged and net investment loss was credited $577,357.

7. PURPOSES OF AND RISKS RELATING TO CERTAIN FINANCIAL INSTRUMENTS

The Fund may purchase and sell stock index futures ("futures contracts") for the following reasons: to simulate full investment in the S&P 500 Index while retaining a cash balance for fund management purposes; to facilitate trading; to reduce transaction costs; or to seek higher investment returns when a futures contract is priced more attractively than stocks comprising the S&P 500 Index.

These futures contracts involve elements of market risk in excess of the amount reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the value of the underlying securities.

At February 28, 2001, the Fund had outstanding futures contracts.

MORGAN STANLEY DEAN WITTER S&P 500 SELECT FUND
FINANCIAL HIGHLIGHTS



Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:





                                                                                                           FOR THE PERIOD
                                                               FOR THE YEAR          FOR THE YEAR        SEPTEMBER 28, 1998*
                                                                  ENDED                 ENDED                  THROUGH
                                                            FEBRUARY 28, 2001     FEBRUARY 29, 2000       FEBRUARY 28, 1999
                                                           -------------------   -------------------   ----------------------
CLASS A SHARES++

SELECTED PER SHARE DATA:

Net asset value, beginning of period ...................     $  13.10                   $ 11.79               $ 10.00
                                                             --------                   -------               -------
Income (loss) from investment operations:

 Net investment income .................................         0.03                      0.01                  0.02
 Net realized and unrealized gain (loss) ...............        (1.52)                     1.34                  1.81
                                                             --------                   -------               -------
Total income (loss) from investment operations .........        (1.49)                     1.35                  1.83
                                                             --------                   -------               -------
Less dividends and distributions from:

 Net investment income .................................            -                         -                 (0.02)
 Net realized gains ....................................            -                     (0.04)                (0.02)
                                                             --------                   -------               -------
Total dividends and distributions ......................            -                     (0.04)                (0.04)
                                                             --------                   -------               -------
Net asset value, end of period .........................     $  11.61                   $ 13.10               $ 11.79
                                                             --------                   -------               -------
TOTAL RETURN+  .........................................       (11.37)%                   11.50%                18.32%(1)
RATIOS TO AVERAGE NET ASSETS (4):
Expenses ...............................................         1.16 %                    1.22%                 1.23%(2)(3)
Net investment income ..................................         0.22 %                    0.11%                 0.38%(2)(3)

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands ................     $  6,115                   $ 4,703                $3,269
Portfolio turnover rate ................................           61 %                      26%                    3%(1)




-------------
*     Commencement of operations.
++ The per share amounts were computed using an average number of shares outstanding during the period.
+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)   Not annualized.
(2)   Annualized.
(3) If the Fund had borne all of its expenses that were reimbursed or waived by the Investment Manager, the annualized expense and the net investment income ratios would have been 1.55% and 0.06%, respectively, for the period ended February 28, 1999.
(4) Reflects overall Fund ratios for investment income and non-class specific expenses.



                       See Notes to Financial Statements
                                       46

MORGAN STANLEY DEAN WITTER S&P 500 SELECT FUND
FINANCIAL HIGHLIGHTS, continued



                                                                                                            FOR THE PERIOD
                                                               FOR THE YEAR          FOR THE YEAR         SEPTEMBER 28, 1998*
                                                                  ENDED                 ENDED                   THROUGH
                                                            FEBRUARY 28, 2001     FEBRUARY 29, 2000        FEBRUARY 28, 1999
                                                           -------------------   -------------------   ------------------------
CLASS B SHARES#

SELECTED PER SHARE DATA:

Net asset value, beginning of period ...................     $   12.98              $  11.76                      $ 10.00
                                                             ---------              --------                      -------
Income (loss) from investment operations:

 Net investment loss ...................................         (0.07)                (0.08)                       (0.02)
 Net realized and unrealized gain (loss) ...............         (1.49)                 1.34                         1.80
                                                             ---------              --------                      -------
Total income (loss) from investment operations .........         (1.56)                 1.26                         1.78
                                                             ---------              --------                      -------
Less distributions from net realized gains .............             -                 (0.04)                       (0.02)++
                                                             ---------              --------                  -----------
Net asset value, end of period .........................     $   11.42              $  12.98                      $ 11.76
                                                             =========              ========                  ===========
TOTAL RETURN+ .........................................         (12.02)%               10.67 %                      17.96 %(1)
RATIOS TO AVERAGE NET ASSETS (4):
Expenses ...............................................          1.92 %                1.97 %                       1.98 %(2)(3)
Net investment loss ....................................         (0.54)%               (0.64)%                      (0.37)%(2)(3)

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands ................     $  92,712              $106,070                      $83,021
Portfolio turnover rate ................................            61 %                  26 %                          3 %(1)




-------------
*     Commencement of operations.
# The per share amounts were computed using an average number of shares outstanding during the period.
+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
++    Includes $0.002 of dividends from net investment income.
(1)   Not annualized.
(2)   Annualized.
(3) If the Fund had borne all of its expenses that were reimbursed or waived by the Investment Manager, the annualized expense and the net investment income ratios would have been 2.30% and (0.69)%, respectively, for period ended February 28, 1999.
(4) Reflects overall Fund ratios for investment income and non-class specific expenses.



                       See Notes to Financial Statements
                                       47

MORGAN STANLEY DEAN WITTER S&P 500 SELECT FUND
FINANCIAL HIGHLIGHTS, continued



                                                                                                            FOR THE PERIOD
                                                               FOR THE YEAR          FOR THE YEAR         SEPTEMBER 28, 1998*
                                                                  ENDED                 ENDED                   THROUGH
                                                            FEBRUARY 28, 2001     FEBRUARY 29, 2000        FEBRUARY 28, 1999
                                                           -------------------   -------------------   ------------------------
CLASS C SHARES#

SELECTED PER SHARE DATA:

Net asset value, beginning of period ...................    $  12.98                   $ 11.77             $ 10.00
                                                             --------                   -------             -------
Income (loss) from investment operations:

 Net investment loss ...................................       (0.05)                    (0.08)              (0.02)
 Net realized and unrealized gain (loss) ...............       (1.50)                     1.33                1.81
                                                             --------                   -------             -------
Total income (loss) from investment operations .........       (1.55)                     1.25                1.79
                                                             --------                   -------             -------
Less distributions from net realized gains .............           -                     (0.04)              (0.02)++
                                                             --------                   -------         -----------
Net asset value, end of period .........................    $  11.43                   $ 12.98             $ 11.77
                                                             ========                   =======         ===========
TOTAL RETURN+ .........................................       (11.86)%                   10.67 %             17.94 %(1)
RATIOS TO AVERAGE NET ASSETS (4):
Expenses ...............................................        1.80 %                    1.97 %              1.98 %(2)(3)
Net investment loss ....................................       (0.42)%                   (0.64)%             (0.37)%(2)(3)

SUPPLEMENTAL DATA:

Net assets, end of period, in thousands ................    $  7,734                   $ 9,131             $ 6,417
Portfolio turnover rate ................................          61 %                      26 %                 3 %(1)




-------------
*     Commencement of operations.
# The per share amounts were computed using an average number of shares outstanding during the period.
+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
++    Includes $.000859 of dividends from net investment income.
(1)   Not annualized.
(2)   Annualized.
(3) If the Fund had borne all of its expenses that were reimbursed or waived by the Investment Manager, the annualized expense and the net investment income ratios would have been 2.30% and (0.69)%, respectively, for the period ended February 28, 1999.
(4) Reflects overall Fund ratios for investment income and non-class specific expenses.



                       See Notes to Financial Statements
                                       48

MORGAN STANLEY DEAN WITTER S&P 500 SELECT FUND
FINANCIAL HIGHLIGHTS, continued



                                                                                                           FOR THE PERIOD
                                                               FOR THE YEAR          FOR THE YEAR        SEPTEMBER 28, 1998*
                                                                  ENDED                 ENDED                  THROUGH
                                                            FEBRUARY 28, 2001     FEBRUARY 29, 2000       FEBRUARY 28, 1999
                                                           -------------------   -------------------   ----------------------
CLASS D SHARES|P#

SELECTED PER SHARE DATA:

Net asset value, beginning of period ...................    $  13.14                 $ 11.79              $    10.00
                                                             --------                 -------              ----------
Income (loss) from investment operations:

 Net investment income .................................        0.07                    0.04                    0.02
 Net realized and unrealized gain (loss) ...............       (1.54)                   1.35                    1.81
                                                             --------                 -------              ----------
Total income (loss) from investment operations .........       (1.47)                   1.39                    1.83
                                                             --------                 -------              ----------
Less dividends and distributions from:
 Net investment income .................................           -                       -                   (0.02)
 Net realized gains ....................................           -                    0.04)                  (0.02)
                                                             --------                 --------             ----------
Total dividends and distributions ......................           -                   (0.04)                  (0.04)
                                                             --------                 --------             ----------
Net asset value, end of period .........................    $  11.67                 $ 13.14              $    11.79
                                                            ========                  ========             ==========
TOTAL RETURN+ .........................................       (11.19)%                 11.84%                  18.38%(1)
RATIOS TO AVERAGE NET ASSETS (4):
Expenses ...............................................        0.92 %                  0.97%                   0.98%(2)(3)
Net investment income ..................................        0.46 %                  0.36%                   0.63%(2)(3)
SUPPLEMENTAL DATA:

Net assets, end of period, in thousands ................    $  5,427                 $ 1,153              $      203
Portfolio turnover rate ................................          61 %                    26%                      3%(1)




-------------
*     Commencement of operations.
# The per share amounts were computed using an average number of shares outstanding during the period.
+ Calculated based on the net asset value as of the last business day of the period.
(1)   Not annualized.
(2)   Annualized.
(3) If the Fund had borne all of its expenses that were reimbursed or waived by the Investment Manager, the annualized expense and the net investment income ratios would have been 1.30% and 0.31%, respectively, for the period ended February 28, 1999.
(4) Reflects overall Fund ratios for investment income and non-class specific expenses.



                       See Notes to Financial Statements
                                       49

MORGAN STANLEY DEAN WITTER S&P 500 SELECT FUND
INDEPENDENT AUDITORS' REPORT





TO THE SHAREHOLDERS AND BOARD OF TRUSTEES
OF MORGAN STANLEY DEAN WITTER S&P 500 SELECT FUND

We have audited the accompanying statement of assets and liabilities of Morgan Stanley Dean Witter S&P 500 Select Fund (the "Fund"), including the portfolio of investments, as of February 28, 2001, and the related statements of operations and changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended February 29, 2000 and the financial highlights for each of the respective stated periods ended February 29, 2000 were audited by other independent accountants whose report, dated April 17, 2000, expressed an unqualified opinion on that statement and financial highlights.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 28, 2001, by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Morgan Stanley Dean Witter S&P 500 Select Fund as of February 28, 2001, the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
New York, New York
April 12, 2001

MORGAN STANLEY DEAN WITTER S&P 500 SELECT FUND
CHANGE IN INDEPENDENT ACCOUNTANTS

On July 1, 2000 PricewaterhouseCoopers LLP resigned as independent accountants of the Fund.

The reports of PricewaterhouseCoopers LLP on the financial statements of the Fund for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

In connection with its audits for the two most recent fiscal years and through July 1, 2000, there have been no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PricewaterhouseCoopers LLP would have caused them to make reference thereto in their report on the financial statements for such years.

The Fund, with the approval of its Board of Trustees and its Audit Committee, engaged Deloitte & Touche LLP as its new independent auditors as of July 1, 2000.

MORGAN STANLEY DEAN WITTER S&P 500 SELECT FUND
REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES
OF MORGAN STANLEY DEAN WITTER S&P 500 SELECT FUND:

In our opinion, the statement of changes in net assets and the financial highlights of Morgan Stanley Dean Witter S&P 500 Select Fund (the "Fund") (not presented separately herein) present fairly, in all material respects, the changes in its net assets for the year ended February 29, 2000 and the financial highlights for each of the years in the period ended February 29, 2000, in conformity with accounting principles generally accepted in the United States. This financial statement and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above. We have not audited the financial statements or financial highlights of the Fund for any period subsequent to February 29, 2000.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036
April 17, 2000

                       MORGAN STANLEY S&P 500 INDEX FUND

                                    PART C
                               OTHER INFORMATION
ITEM 15. INDEMNIFICATION

     The response to this item is incorporated herein by reference to Exhibits 1 and 2 under Item 16 below and by reference to Item 27 of Post-Effective Amendment No. 8 to the Registrant's Registration Statement on Form N-1A, dated October 30, 2001, which was filed electronically pursuant to Regulation S-T on October 30, 2001 as an amendment to Registrant's Registration Statement on Form N-1A (File Nos. 811-8265 and 333-29721).


ITEM 16. EXHIBITS

(1) Amended and Restated Declaration of Trust dated July 16, 1997 (incorporated herein by reference to Exhibit 1 of Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A, filed on July 30, 1997); Amendment to the Declaration of Trust of the Registrant dated June 22, 1998 (incorporated herein by reference to Exhibit 1 of Post-Effective Amendment No. 3 to the Registration Statement on Form N-1A, filed on October 30,
     1998); Amendment to the Declaration of Trust of the Registrant dated June 18, 2001 (incorporated herein by reference to Exhibit 1(c) of Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A, filed on October 30, 2001).

(2) Amended and Restated By-Laws of Registrant dated as of May 1, 1999 (incorporated herein by reference to Exhibit 2 of Post-Effective Amendment No. 5 to the Registration Statement on Form N-1A, filed on August 31,
     1999).

(3)  Not Applicable.

(4) Copy of Agreement and Plan of Reorganization (filed herewith as Exhibit A to the Proxy Statement and Prospectus).

(5)  Not Applicable.

(6) Amended Investment Management Agreement between the Registrant and Morgan Stanley Investment Advisors Inc. dated May 1, 1999 (incorporated herein by reference to Exhibit 4 of Post-Effective Amendment No. 5 to the Registration Statement on Form N-1A filed on August 31, 1999).

(7) (a) Amended Distribution Agreement between Registrant and Morgan Stanley Distributors Inc. (incorporated herein by reference to Exhibit 5(a) of Post-Effective Amendment No. 3 to the Registration Statement on Form N-1A, filed on October 30, 1998).

     (b) Form of Selected Dealer Agreement between Morgan Stanley Distributors Inc. and Morgan Stanley DW Inc. (incorporated herein by reference to
          Exhibit 6(b) of Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A, filed on July 30, 1997).

     (c) Omnibus Selected Dealer Agreement between Morgan Stanley Distributors Inc. and National Financial Services Corporation, dated October 17, 1998 (incorporated by reference to Exhibit 5(c) of Post-Effective Amendment No. 5 to the Registration Statement) on Form N-1A, filed on August 31, 1999).

(8)  Not Applicable

(9) (a) Custody Agreement between the Registrant and The Bank of New York dated July 23, 1997 (incorporated herein by reference to Exhibit 8(a) of Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A, filed on July 30, 1997); Amendment dated June 15, 2001 to the Custody Agreement between the Registrant and The Bank of New York (incorporated herein by reference to Exhibit 7(b) of Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A, filed on October 30, 2001).

     (b) Foreign Custody Manager Agreement between the Registrant and The Bank of New York dated June 15, 2001 (incorporated herein by reference to Exhibit 7(c) to Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A filed on October 30, 2001).

     (c) Amended and Restated Transfer Agency and Services Agreement dated September 1, 2000 between the Registrant and Morgan Stanley Trust (incorporated herein by reference to Exhibit 8(a) of Post-Effective Amendment No. 7 to the Registration Statement on Form N-1A filed on October 27, 2000).

(10) (a) Amended and Restated Plan of Distribution pursuant to Rule 12b-1, dated July 28, 1997 (incorporated herein by reference to Exhibit 13 of Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A, filed on July 30, 1997).

     (b) Morgan Stanley Funds Multiple Class Plan pursuant to Rule 18f-3 dated March 12, 2001 (incorporated herein by reference to Exhibit 14 of Post-Effective Amendment No. 8 to the Registration Statement) filed on October 30, 2001).

(11) (a)  Opinion and consent of Mayer, Brown, Rowe & Maw, filed herein.

     (b)  Opinion and consent of Nutter, McClennen & Fish LLP, filed herein.

(12) Opinion and consent of Mayer, Brown, Rowe & Maw regarding tax matters, filed herein.

(13) Form of Services Agreement between Morgan Stanley Investment Advisors Inc. and Morgan Stanley Services Company Inc. (incorporated herein by reference to Exhibit 8(b) of Post-Effective Amendment No. 5 to the Registration Statement on Form N-1A, filed on August 1, 1999).

(14) (a)  Consent of Independent Auditors, filed herein.

     (b)  Consent of PricewaterhouseCoopers LLP, filed herein.

(15) Not Applicable.

(16) Powers of Attorney, filed herein.

(17) (a) Registrant's Rule 24f-2 Notice pursuant to Rule 24f-2 under the Investment Company Act of 1940, for its fiscal year ended August 31, 2001 (incorporated herein by reference to Form 24f-2 filed with the Securities and Exchange Commission on November 13, 2001).

     (b)  Form of Proxy.

     (c)  Voting Information Card.


ITEM 17. UNDERTAKINGS

     1. The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of the prospectus which is a part of this registration statement on Form N-14 by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

     2. The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to this registration statement on Form N-14 and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

                                  SIGNATURES

     As required by the Securities Act of 1933, this registration statement has been signed on behalf of the registrant, in the City of New York and State of New York, on the 26th day of February, 2002.


                             MORGAN STANLEY S&P 500 INDEX FUND


                             By: /s/ Barry Fink
                                 -----------------------------------
                                Barry Fink
                                Vice President and Secretary


     As required by the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.


           SIGNATURE                             TITLE                          DATE
           ---------                             -----                          ----
1. Principal Executive Officer
  /s/ Charles A. Fiumefreddo     Chief Executive Officer, Trustee and
  ............................   Chairman                                February 26, 2002


2. Principal Financial Officer
  /s/ Thomas F. Caloia           Treasurer and Principal
  ............................   Accounting Officer                      February 26, 2002


3. Majority of Trustees
  /s/ Michael Bozic              Trustee                                 February 26, 2002
  ............................

  /s/ Edwin J. Garn              Trustee                                 February 26, 2002
  ............................

  /s/ Wayne E. Hedien            Trustee                                 February 26, 2002
  ............................

  /s/ James F. Higgins           Trustee                                 February 26, 2002
  ............................

  /s/ Manuel H. Johnson          Trustee                                 February 26, 2002
  ............................

  /s/ Michael E. Nugent          Trustee                                 February 26, 2002
  ............................

  /s/ John L. Schroeder          Trustee                                 February 26, 2002
  ............................

  /s/ Philip J. Purcell          Trustee                                 February 26, 2002
  ............................

                       MORGAN STANLEY S&P 500 INDEX FUND

                                 EXHIBIT INDEX


11(a)  Opinion and Consent of Mayer, Brown Rowe & Maw LLP

11(b)  Opinion and Consent of Nutter, McClennon & Fish LLP

12     Opinion and Consent of Mayer, Brown Rowe & Maw LLP regarding tax matters

14(a)  Consent of Independent Auditors

14(b)  Consent of PricewaterhouseCoopers LLP

16     Powers of Attorney

17     Proxy Card